UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P.’s (the “Adviser’s”) determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts (“REITs”) are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between US and non-US markets.

The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across US and non-US issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of US companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio’s investments in equity and debt, growth and value, and US and non-US components to vary in response to market conditions, but ordinarily, only by ±5% of the Portfolio’s net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Portfolio’s net assets. The Portfolio’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of underlying market conditions.

The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment-grade.

The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, its secondary benchmark, the Bloomberg Barclays US Aggregate Bond Index and its blended benchmark, a 60% / 40% blend of the S&P 500 Index and the Bloomberg Barclays US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2016.

For the annual period, all share classes of the Portfolio underperformed the primary and the blended benchmarks, and outperformed the secondary benchmark. The Portfolio’s US growth, US value, non-US growth and REIT holdings detracted from relative returns. Conversely, non-US value and fixed-income holdings positively impacted relative returns.

The Portfolio utilized derivatives during the annual period, including futures, forwards, credit default swaps, interest rate swaps, inflation swaps, purchased options and written swaptions, for hedging and investment purposes. Futures, credit default swaps, inflation swaps and purchased options detracted from absolute performance; forwards, interest rate swaps and written swaptions added to performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite several pullbacks, global stocks advanced during the annual period. Markets notched substantial gains,

AB Variable Products Series Fund

overcoming concerns regarding economic growth, terrorist attacks and the UK’s departure from the European Union (“Brexit”). Toward the end of 2016, the surprise result of the US presidential election drove bond yields higher. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. To combat potential headwinds from Brexit, the Bank of England cut rates to a record low while launching an aggressive asset purchase program. The year closed with the US Federal Reserve raising interest rates by 0.25% and investors weighing pro-growth promises from the incoming Trump administration—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes.

In 2016 investors embraced risk; defensive stocks and sectors seen as bond proxies, such as real estate and consumer staples, underperformed the broad market by wide margins in the US, Europe and Japan. Resources stocks were the strongest performers, driven by a rising oil price. Financials did well after a strong fourth quarter, buoyed by positive sentiment from the US election result. Lower-beta stocks sold off sharply in the second half of the year after a strong first half. Stocks with high momentum also fell significantly during the last six months of the year. Riskier stocks, such as the most attractively valued quintile of global stocks, powered ahead in the second half after underperforming in the first half.

In the view of the Portfolio’s Senior Investment Management Team (the “Team”), the Portfolio is well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Team is confident that its continued focus on companies with strong fundamentals will enable the Team to navigate current market conditions and, more importantly, to outperform as macroeconomic conditions improve. Meanwhile, in fixed income, the Team continues to emphasize corporate bonds and commercial mortgage-backed securities over US Treasuries.

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The S&P® 500 Index and the Bloomberg Barclays US Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or US or non-US securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Balanced Wealth Strategy Portfolio Class A†	4.69%	8.63%	4.14%
Balanced Wealth Strategy Portfolio Class B†	4.44%	8.36%	3.86%
Primary Benchmark: S&P 500 Index	11.96%	14.66%	6.95%
Secondary Benchmark: Bloomberg Barclays US Aggregate Bond Index	2.65%	2.23%	4.34%
Blended Benchmark: 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Bond Index	8.31%	9.69%	6.21%

*    Average annual returns.

†   Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.01%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.70% and 0.95% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

BALANCED WEALTH STRATEGY PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Balanced Wealth Strategy Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s primary, secondary and blended benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

BALANCED WEALTH STRATEGY PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,023.60	$3.81	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.37	$3.81	0.75%

Class B
Actual	$1,000	$1,021.90	$5.08	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.11	$5.08	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

DESCRIPTION	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association	$20,665,149	6.8%
Inflation-Linked Securities	7,700,738	2.6
U.S. Treasury Bonds & Notes	6,422,984	2.1
Alphabet, Inc.—Class A & Class C	4,588,965	1.5
Facebook, Inc.—Class A	3,839,219	1.3
Visa, Inc.—Class A	2,730,700	0.9
Federal National Mortgage Association Connecticut Avenue Securities	2,487,984	0.8
Government National Mortgage Association	2,478,417	0.8
Apple, Inc.	2,456,542	0.8
Biogen, Inc.	2,380,166	0.8

	$55,750,864	18.4%

SECURITY TYPE BREAKDOWN†

December 31, 2016 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$192,247,830	62.4%
Corporates—Investment Grade	28,102,198	9.1
Mortgage Pass-Throughs	23,156,415	7.5
Asset-Backed Securities	10,837,033	3.5
Commercial Mortgage-Backed Securities	10,628,202	3.5
Inflation-Linked Securities	7,700,738	2.5
Collateralized Mortgage Obligations	7,482,210	2.4
Governments—Treasuries	6,422,984	2.1
Corporates—Non-Investment Grade	4,536,409	1.5
Emerging Markets—Treasuries	1,342,041	0.4
Governments—Sovereign Agencies	860,307	0.3
Quasi-Sovereigns	578,186	0.2
Short-Term Investments	12,987,333	4.2
Other‡	1,201,144	0.4

Total Investments	$308,083,030	100.0%

*	Long-term investments.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

‡	“Other” represents less than 0.2% weightings in the following security types: Emerging Markets—Corporate Bonds, Governments—Sovereign Bonds, Local Governments—Municipal Bonds and Options Purchased—Puts.

BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$216,911,236	70.4%
United Kingdom	14,637,345	4.8
Japan	12,292,250	4.0
France	10,205,314	3.3
Australia	4,582,918	1.5
Switzerland	4,416,600	1.4
Netherlands	4,359,215	1.4
Hong Kong	4,120,289	1.3
Canada	3,861,353	1.3
Germany	3,744,848	1.2
Brazil	2,294,880	0.7
Israel	1,455,380	0.5
Spain	1,229,778	0.4
Other	10,984,291	3.6
Short-Term Investments	12,987,333	4.2

Total Investments	$308,083,030	100.0%

*	All data are as of December 31, 2016. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.3% or less in the following countries: Argentina, Austria, Belgium, Chile, China, Colombia, Denmark, Finland, India, Indonesia, Ireland, Italy, Mexico, New Zealand, Norway, Peru, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Sweden and Taiwan.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–63.5%
INFORMATION TECHNOLOGY–12.5%
COMMUNICATIONS EQUIPMENT–0.9%
Arista Networks, Inc.(a)	8,560	$828,351
Cisco Systems, Inc.	26,090	788,440
Nokia Oyj	10,520	50,456
Nokia Oyj (Sponsored ADR)–Class A	102,142	491,303
Palo Alto Networks, Inc.(a)	5,690	711,534

		2,870,084

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Amphenol Corp.–Class A	7,094	476,717
Corning, Inc.	5,906	143,339
Keyence Corp.	1,100	752,674
Largan Precision Co., Ltd.	1,000	116,561

		1,489,291

INTERNET SOFTWARE & SERVICES–3.2%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	2,730	239,721
Alphabet, Inc.–Class A(a)	660	523,017
Alphabet, Inc.–Class C(a)	5,268	4,065,948
Criteo SA (Sponsored ADR)(a)	14,780	607,162
Facebook, Inc.–Class A(a)	33,370	3,839,219
Tencent Holdings Ltd.	12,600	305,514

		9,580,581

IT SERVICES–2.0%
Booz Allen Hamilton Holding Corp.	15,509	559,410
Capgemini SA	1,380	116,264
Cognizant Technology Solutions Corp.–Class A(a)	7,120	398,933
Fiserv, Inc.(a)	8,340	886,375
Fujitsu Ltd.	25,000	138,439
HCL Technologies Ltd.	10,820	131,312
Vantiv, Inc.–Class A(a)	9,210	549,100
Visa, Inc.–Class A	35,000	2,730,700
Xerox Corp.	67,630	590,410

		6,100,943

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.3%
ASM International NV	4,670	209,369
ASML Holding NV	4,141	464,084
Infineon Technologies AG	9,640	166,748
Intel Corp.	38,891	1,410,577
NVIDIA Corp.	11,269	1,202,853
SCREEN Holdings Co., Ltd.	5,600	346,128
SK Hynix, Inc.(a)	1,720	63,289
Sumco Corp.	21,500	276,411
Taiwan Semiconductor Manufacturing Co., Ltd.	12,000	67,215

Texas Instruments, Inc.	14,220	$1,037,633
Tokyo Electron Ltd.	1,500	141,074
Xilinx, Inc.	26,049	1,572,578

		6,957,959

SOFTWARE–2.2%
Adobe Systems, Inc.(a)	15,360	1,581,312
Constellation Software, Inc./Canada	1,889	858,389
Dassault Systemes SE	6,390	486,381
Electronic Arts, Inc.(a)	14,560	1,146,746
Intuit, Inc.	1,952	223,719
Nintendo Co., Ltd.	1,100	228,663
Oracle Corp.	37,103	1,426,610
Oracle Corp. Japan	2,400	120,730
ServiceNow, Inc.(a)	6,855	509,601

		6,582,151

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.4%
Apple, Inc.	21,210	2,456,542
Hewlett Packard Enterprise Co.	28,408	657,361
HP, Inc.	42,002	623,310
NCR Corp.(a)	4,817	195,377
Samsung Electronics Co., Ltd.	160	238,130

		4,170,720

		37,751,729

REAL ESTATE–9.7%
DIVERSIFIED REAL ESTATE ACTIVITIES–0.8%
LendLease Group	51,270	538,773
Mitsubishi Estate Co., Ltd.	8,000	158,917
Mitsui Fudosan Co., Ltd.	30,100	696,830
Sumitomo Realty & Development Co., Ltd.	16,000	424,757
UOL Group Ltd.	65,861	271,517
Wharf Holdings Ltd. (The)	46,000	304,703

		2,395,497

DIVERSIFIED REITs–1.2%
Armada Hoffler Properties, Inc.	16,720	243,610
Empire State Realty Trust, Inc.–Class A	20,510	414,097
Gecina SA	1,460	201,652
GPT Group (The)	78,470	284,496
Gramercy Property Trust	41,933	384,945
H&R Real Estate Investment Trust	11,960	199,267
Hankyu Reit, Inc.	68	85,002
Hulic Reit, Inc.	125	209,519
ICADE	3,300	235,199
Kenedix Office Investment Corp.–Class A	34	195,583
Liberty Property Trust	8,660	342,070
Merlin Properties Socimi SA	28,804	312,527
Premier Investment Corp.	144	170,233

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Spirit Realty Capital, Inc.	24,530	$266,396
Washington Real Estate Investment Trust	6,390	208,889

		3,753,485

HEALTH CARE REITs–0.4%
Assura PLC	125,490	88,608
HCP, Inc.	3,780	112,342
Healthcare Realty Trust, Inc.	4,960	150,387
Ventas, Inc.	10,660	666,463
Welltower, Inc.	1,640	109,765

		1,127,565

HOTEL & RESORT REITs–0.3%
Apple Hospitality REIT, Inc.	15,420	308,092
DiamondRock Hospitality Co.	25,180	290,325
Summit Hotel Properties, Inc.	10,920	175,048

		773,465

INDUSTRIAL REITs–0.7%
DCT Industrial Trust, Inc.	7,420	355,269
Goodman Group	62,170	319,282
LaSalle Logiport REIT	151	142,919
Mapletree Logistics Trust	148,400	104,376
Monmouth Real Estate Investment Corp.–Class A	16,190	246,735
Prologis, Inc.	5,720	301,959
Pure Industrial Real Estate Trust	37,490	156,086
Rexford Industrial Realty, Inc.	14,900	345,531
Segro PLC	42,950	242,926

		2,215,083

OFFICE REITs–1.4%
Alexandria Real Estate Equities, Inc.	3,600	400,068
Allied Properties Real Estate Investment Trust	7,776	208,206
alstria office REIT-AG(a)	15,708	196,584
Axiare Patrimonio SOCIMI SA	12,140	176,608
Boston Properties, Inc.	6,314	794,175
Brandywine Realty Trust	22,780	376,098
CapitaLand Commercial Trust	267,100	272,113
Columbia Property Trust, Inc.	9,850	212,760
Concentradora Hipotecaria SAPI de CV	104,000	117,146
Corporate Office Properties Trust	9,600	299,712
Derwent London PLC	8,800	299,972
Investa Office Fund	59,700	203,326
MCUBS MidCity Investment Corp.	44	126,839
Parkway, Inc.(a)	7,220	160,645
Workspace Group PLC	28,146	274,722

		4,118,974

REAL ESTATE DEVELOPMENT–0.3%
Cheung Kong Property Holdings Ltd.	106,500	650,394
Kaisa Group Holdings Ltd.(a)(b)(c)	409,000	9,230

Sino Land Co., Ltd.	120,000	$178,926

		838,550

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.4%
Daito Trust Construction Co., Ltd.	3,600	541,216
Global Logistic Properties Ltd.	43,200	65,414
Vonovia SE	19,512	633,503

		1,240,133

REAL ESTATE OPERATING COMPANIES–0.5%
CA Immobilien Anlagen AG(a)	13,830	253,893
Fabege AB	16,590	270,477
Hongkong Land Holdings Ltd.	48,800	307,427
Inmobiliaria Colonial SA	23,107	159,915
Kungsleden AB	27,140	171,645
Parque Arauco SA	36,440	81,596
TLG Immobilien AG	4,640	87,350
UNITE Group PLC (The)	36,100	269,741

		1,602,044

RESIDENTIAL REITs–1.1%
Apartment Investment & Management Co.–Class A	7,750	352,237
AvalonBay Communities, Inc.	4,920	871,578
Education Realty Trust, Inc.	9,510	402,273
Independence Realty Trust, Inc.	26,640	237,629
Japan Rental Housing Investments, Inc.	236	158,388
Kenedix Residential Investment Corp.	62	168,068
Killam Apartment Real Estate Investment Trust	17,580	156,337
Mid-America Apartment Communities, Inc.	4,680	458,266
Milestone Apartments Real Estate Investment Trust	9,874	139,728
Sun Communities, Inc.	5,471	419,133

		3,363,637

RETAIL REITs–1.9%
Brixmor Property Group, Inc.	15,880	387,790
Federal Realty Investment Trust	3,680	522,965
Frontier Real Estate Investment Corp.	39	166,514
Fukuoka REIT Corp.	106	167,864
Kite Realty Group Trust	1,021	23,973
Klepierre	9,583	376,023
Link REIT	123,768	802,397
Mercialys SA	11,530	233,504
National Retail Properties, Inc.	11,040	487,968
Ramco-Gershenson Properties Trust	15,280	253,343
Realty Income Corp.	6,950	399,486
Scentre Group	93,729	313,756
Simon Property Group, Inc.	7,166	1,273,183
Taubman Centers, Inc.	5,340	394,786

		5,803,552

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SPECIALIZED REITs–0.7%
Big Yellow Group PLC	20,480	$173,560
Digital Realty Trust, Inc.	4,660	457,891
Equinix, Inc.	610	218,020
Extra Space Storage, Inc.	7,920	611,741
National Storage Affiliates Trust	22,240	490,837
Public Storage	1,360	303,960

		2,256,009

		29,487,994

FINANCIALS–8.8%
BANKS–4.0%
Australia & New Zealand Banking Group Ltd.	16,340	357,702
Bank of America Corp.	97,358	2,151,612
Bank of Queensland Ltd.	26,881	229,726
BNP Paribas SA	7,660	487,466
BOC Hong Kong Holdings Ltd.	82,000	292,047
Citigroup, Inc.	14,051	835,051
Comerica, Inc.	7,529	512,800
Danske Bank A/S	9,315	281,814
DNB ASA	18,860	279,982
Erste Group Bank AG(a)	1,730	50,580
Fifth Third Bancorp	5,234	141,161
HSBC Holdings PLC	14,630	118,044
ING Groep NV	29,500	415,323
Intesa Sanpaolo SpA	58,480	148,138
Itau Unibanco Holding SA (Preference Shares)	9,250	95,940
JPMorgan Chase & Co.	21,489	1,854,286
KB Financial Group, Inc.(a)	2,780	98,244
KBC Group NV	4,210	260,127
Mitsubishi UFJ Financial Group, Inc.	64,700	399,026
PNC Financial Services Group, Inc. (The)	2,996	350,412
Sberbank of Russia PJSC (Sponsored ADR)(d)	13,994	162,051
SunTrust Banks, Inc.	2,924	160,381
US Bancorp	9,085	466,696
Wells Fargo & Co.	37,065	2,042,652

		12,191,261

CAPITAL MARKETS–1.1%
Amundi SA(e)	2,812	147,056
BlackRock, Inc.–Class A	990	376,735
Goldman Sachs Group, Inc. (The)	2,677	641,008
MarketAxess Holdings, Inc.	1,950	286,494
Morgan Stanley	8,180	345,605
Partners Group Holding AG	1,070	500,907
Thomson Reuters Corp.	2,453	107,392
UBS Group AG	46,732	730,676

		3,135,873

CONSUMER FINANCE–0.8%
Capital One Financial Corp.	8,373	730,461
Discover Financial Services	1,591	114,695
Hitachi Capital Corp.	7,700	189,072

OneMain Holdings, Inc.(a)	16,144	$357,428
Synchrony Financial	29,534	1,071,198

		2,462,854

DIVERSIFIED FINANCIAL SERVICES–0.4%
Berkshire Hathaway, Inc.–Class B(a)	4,127	672,618
Challenger Ltd./Australia	17,370	140,348
GRENKE AG	1,382	216,568
ORIX Corp.	13,400	208,561

		1,238,095

INSURANCE–2.3%
Admiral Group PLC	16,479	370,597
AIA Group Ltd.	180,400	1,010,571
Allstate Corp. (The)	9,025	668,933
American International Group, Inc.	18,683	1,220,187
Cincinnati Financial Corp.	898	68,024
Dongbu Insurance Co., Ltd.(a)	2,000	103,544
First American Financial Corp.	11,689	428,168
FNF Group	18,112	615,084
Hartford Financial Services Group, Inc. (The)	2,784	132,658
Loews Corp.	1,598	74,834
MetLife, Inc.	2,945	158,706
Muenchener Rueckversicherungs–Gesellschaft AG in Muenchen (REG)	1,380	260,652
NN Group NV	4,772	161,544
Progressive Corp. (The)	10,660	378,430
Prudential Financial, Inc.	2,641	274,822
Prudential PLC	40,340	805,084
Suncorp Group Ltd.	16,440	160,078
Zurich Insurance Group AG(a)	510	140,158

		7,032,074

THRIFTS & MORTGAGE FINANCE–0.2%
Housing Development Finance Corp., Ltd.	25,590	474,138

		26,534,295

HEALTH CARE–8.3%
BIOTECHNOLOGY–1.6%
Alexion Pharmaceuticals, Inc.(a)	8,720	1,066,892
Biogen, Inc.(a)	7,482	2,121,745
Gilead Sciences, Inc.	18,929	1,355,506
Grifols SA (ADR)(d)	10,230	164,396

		4,708,539

HEALTH CARE EQUIPMENT & SUPPLIES–2.1%
Align Technology, Inc.(a)	4,715	453,253
Danaher Corp.	18,559	1,444,632
Edwards Lifesciences Corp.(a)	17,840	1,671,608
Essilor International SA	6,390	720,972
Intuitive Surgical, Inc.(a)	3,204	2,031,881
Sartorius AG (Preference Shares)	2,536	187,892

		6,510,238

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–1.8%
Aetna, Inc.	4,892	$606,657
Cigna Corp.	5,410	721,640
McKesson Corp.	4,472	628,092
Premier, Inc.–Class A(a)	7,413	225,059
Quest Diagnostics, Inc.	3,584	329,369
Ramsay Health Care Ltd.	9,686	476,228
UnitedHealth Group, Inc.	13,521	2,163,901
VCA, Inc.(a)	3,500	240,275

		5,391,221

HEALTH CARE TECHNOLOGY–0.3%
Cerner Corp.(a)	19,510	924,189

LIFE SCIENCES TOOLS & SERVICES–0.4%
Eurofins Scientific SE	1,896	807,779
Mettler-Toledo International, Inc.(a)	1,019	426,513

		1,234,292

PHARMACEUTICALS–2.1%
Johnson & Johnson	12,637	1,455,909
Merck & Co., Inc.	9,059	533,303
Novartis AG	5,940	431,978
Pfizer, Inc.	20,828	676,493
Roche Holding AG	4,890	1,114,688
Sanofi	6,200	501,364
Shire PLC	15,840	904,452
Teva Pharmaceutical Industries Ltd.	1,680	60,492
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	20,071	727,574

		6,406,253

		25,174,732

CONSUMER DISCRETIONARY–7.3%
AUTO COMPONENTS–0.8%
Bridgestone Corp.	3,500	125,933
Cie Generale des Etablissements Michelin–Class B	1,210	134,502
Cie Plastic Omnium SA	2,603	83,014
Hankook Tire Co., Ltd.(a)	1,890	90,863
Lear Corp.	3,671	485,930
Magna International, Inc.–Class A	19,770	858,018
Sumitomo Electric Industries Ltd.	17,800	256,308
Valeo SA	8,880	509,781

		2,544,349

AUTOMOBILES–0.5%
General Motors Co.	9,402	327,566
Honda Motor Co., Ltd.	16,600	484,642
Isuzu Motors Ltd.	14,000	177,023
Nissan Motor Co., Ltd.	11,900	119,370
Peugeot SA(a)	22,210	361,738
Tata Motors Ltd.	9,046	62,408

Tata Motors Ltd.–Class A	17,440	$76,313

		1,609,060

HOTELS, RESTAURANTS & LEISURE–0.9%
Chipotle Mexican Grill, Inc.–Class A(a)(d)	580	218,845
Elior Group(e)	8,820	201,487
Merlin Entertainments PLC(e)	20,239	111,729
Sodexo SA	2,771	318,148
Starbucks Corp.	31,300	1,737,776

		2,587,985

HOUSEHOLD DURABLES–0.1%
Panasonic Corp.	27,700	280,938

INTERNET & DIRECT MARKETING RETAIL–0.3%
Priceline Group, Inc. (The)(a)	620	908,957

LEISURE PRODUCTS–0.0%
Mattel, Inc.(d)	2,221	61,189

MEDIA–1.7%
AMC Networks, Inc.–Class A(a)	5,357	280,385
CBS Corp.–Class B	5,754	366,069
Comcast Corp.–Class A	25,671	1,772,582
CTS Eventim AG & Co. KGaA	18,948	596,677
Interpublic Group of Cos., Inc. (The)	5,263	123,207
Liberty Global PLC–Series C(a)	10,568	313,870
Naspers Ltd.–Class N	2,296	335,197
Regal Entertainment Group–Class A	14,456	297,794
Twenty-First Century Fox, Inc.–Class A	2,482	69,595
Walt Disney Co. (The)	7,958	829,383

		4,984,759

MULTILINE RETAIL–0.7%
Dollar General Corp.	5,804	429,902
Dollar Tree, Inc.(a)	15,700	1,211,726
JC Penney Co., Inc.(a)(d)	22,479	186,801
Target Corp.	3,136	226,513

		2,054,942

SPECIALTY RETAIL–1.5%
ABC-Mart, Inc.	6,200	350,745
Burlington Stores, Inc.(a)	4,262	361,204
Home Depot, Inc. (The)	17,721	2,376,032
Kingfisher PLC	28,530	122,918
O’Reilly Automotive, Inc.(a)	1,290	359,149
Ross Stores, Inc.	4,565	299,464
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,260	576,164
Yamada Denki Co., Ltd.	35,600	191,686

		4,637,362

TEXTILES, APPAREL & LUXURY GOODS–0.8%
HUGO BOSS AG	3,290	200,851
Kering	530	118,881

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

NIKE, Inc.–Class B	25,602	$1,301,350
PVH Corp.	3,032	273,608
Samsonite International SA	140,700	400,513

		2,295,203

		21,964,744

CONSUMER STAPLES–4.3%
BEVERAGES–0.6%
Asahi Group Holdings Ltd.	3,200	100,752
Monster Beverage Corp.(a)	31,793	1,409,702
Pernod Ricard SA	1,900	205,618

		1,716,072

FOOD & STAPLES RETAILING–1.3%
Costco Wholesale Corp.	6,140	983,075
CVS Health Corp.	5,233	412,936
Koninklijke Ahold Delhaize NV	27,192	572,745
Kroger Co. (The)	25,785	889,840
Sugi Holdings Co., Ltd.	2,800	132,838
Tesco PLC(a)	71,420	182,107
Wal-Mart Stores, Inc.	8,246	569,964
Wesfarmers Ltd.	4,340	131,727

		3,875,232

FOOD PRODUCTS–0.4%
Archer-Daniels-Midland Co.	4,072	185,887
BRF SA	8,900	131,707
Ingredion, Inc.	1,309	163,572
Nestle SA (REG)	1,720	123,216
Orkla ASA	2,910	26,332
Tyson Foods, Inc.–Class A	5,154	317,899
WH Group Ltd.(e)	215,000	173,311

		1,121,924

HOUSEHOLD PRODUCTS–0.4%
Henkel AG & Co. KGaA (Preference Shares)	2,340	278,553
Procter & Gamble Co. (The)	6,644	558,628
Reckitt Benckiser Group PLC	5,680	481,141

		1,318,322

PERSONAL PRODUCTS–0.3%
Amorepacific Corp.(a)	410	108,972
LG Household & Health Care Ltd.(a)	150	106,424
Unilever PLC	18,048	729,858

		945,254

TOBACCO–1.3%
Altria Group, Inc.	9,268	626,702
British American Tobacco PLC	29,639	1,679,801
Imperial Brands PLC	7,990	348,208
Japan Tobacco, Inc.	23,400	768,073
Philip Morris International, Inc.	7,736	707,767

		4,130,551

		13,107,355

INDUSTRIALS–4.1%
AEROSPACE & DEFENSE–0.8%
Airbus Group SE	5,970	$394,311
BAE Systems PLC	27,940	203,223
Hexcel Corp.	8,121	417,744
L3 Technologies, Inc.	6,067	922,851
United Technologies Corp.	4,091	448,455

		2,386,584

AIRLINES–0.6%
Delta Air Lines, Inc.	16,433	808,339
International Consolidated Airlines Group SA	45,380	245,887
Japan Airlines Co., Ltd.	10,500	306,398
Qantas Airways Ltd.	111,274	266,561
United Continental Holdings, Inc.(a)	2,002	145,906

		1,773,091

BUILDING PRODUCTS–0.3%
Allegion PLC	8,040	514,560
AO Smith Corp.	8,180	387,323

		901,883

COMMERCIAL SERVICES & SUPPLIES–0.3%
Babcock International Group PLC	65,455	767,748
IWG PLC	40,670	123,020

		890,768

CONSTRUCTION & ENGINEERING–0.1%
Quanta Services, Inc.(a)	5,685	198,122

ELECTRICAL EQUIPMENT–0.4%
Acuity Brands, Inc.	1,391	321,126
Eaton Corp. PLC	12,210	819,169

		1,140,295

INDUSTRIAL CONGLOMERATES–0.4%
General Electric Co.	11,787	372,469
Roper Technologies, Inc.	4,450	814,706

		1,187,175

MACHINERY–0.6%
Cummins, Inc.	942	128,743
Deere & Co.	1,406	144,874
IDEX Corp.	2,570	231,454
IHI Corp.(a)	94,000	243,451
Ingersoll-Rand PLC	5,017	376,476
Oshkosh Corp.	6,805	439,671
Parker-Hannifin Corp.	798	111,720
WABCO Holdings, Inc.(a)	2,420	256,883

		1,933,272

PROFESSIONAL SERVICES–0.2%
Teleperformance	6,879	689,660

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ROAD & RAIL–0.1%
Central Japan Railway Co.	2,500	$410,474
Union Pacific Corp.	998	103,472

		513,946

TRADING COMPANIES & DISTRIBUTORS–0.3%
BOC Aviation Ltd.(e)	37,400	183,233
Brenntag AG	7,140	395,762
United Rentals, Inc.(a)	3,291	347,464

		926,459

		12,541,255

ENERGY–3.8%
ENERGY EQUIPMENT & SERVICES–0.7%
Helmerich & Payne, Inc.	10,367	802,406
Petrofac Ltd.	16,500	176,576
Schlumberger Ltd.	15,240	1,279,398

		2,258,380

OIL, GAS & CONSUMABLE FUELS–3.1%
Canadian Natural Resources Ltd.	18,200	580,216
Canadian Natural Resources Ltd.	5,680	181,021
Chevron Corp.	2,545	299,546
Devon Energy Corp.	15,035	686,648
EOG Resources, Inc.	11,256	1,137,982
Exxon Mobil Corp.	14,684	1,325,378
Hess Corp.	10,872	677,217
JX Holdings, Inc.	83,700	353,667
QEP Resources, Inc.(a)	26,098	480,464
Royal Dutch Shell PLC–Class A	75,785	2,067,080
Southwestern Energy Co.(a)	12,543	135,715
TOTAL SA	19,960	1,023,790
Valero Energy Corp.	2,806	191,706
YPF SA (Sponsored ADR)	7,683	126,770

		9,267,200

		11,525,580

TELECOMMUNICATION SERVICES–1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.1%
AT&T, Inc.	28,812	1,225,374
BT Group PLC	152,410	688,024
China Unicom Hong Kong Ltd.	104,000	120,365
Com Hem Holding AB	13,870	132,152
Nippon Telegraph & Telephone Corp.	16,300	686,151
TDC A/S(a)	54,880	281,335
Telenor ASA	6,120	91,352

		3,224,753

WIRELESS TELECOMMUNICATION SERVICES–0.5%
T-Mobile US, Inc.(a)	16,174	$930,167
Tower Bersama Infrastructure Tbk PT	257,000	94,998
Vodafone Group PLC	201,913	496,883

		1,522,048

		4,746,801

UTILITIES–1.4%
ELECTRIC UTILITIES–1.0%
American Electric Power Co., Inc.	9,684	609,705
Edison International	11,008	792,466
EDP–Energias de Portugal SA	54,830	166,878
Enel SpA	40,691	178,865
Eversource Energy	1,154	63,735
Exelon Corp.	18,952	672,607
FirstEnergy Corp.	2,857	88,481
PG&E Corp.	2,966	180,244
Portland General Electric Co.	11,183	484,559

		3,237,540

MULTI-UTILITIES–0.3%
CMS Energy Corp.	1,661	69,131
DTE Energy Co.	1,111	109,445
NiSource, Inc.	22,229	492,150
Public Service Enterprise Group, Inc.	3,500	153,580
WEC Energy Group, Inc.	1,887	110,672

		934,978

WATER UTILITIES–0.1%
American Water Works Co., Inc.	1,065	77,063
Pennon Group PLC	12,940	131,700

		208,763

		4,381,281

MATERIALS–1.4%
CHEMICALS–0.7%
Air Water, Inc.	10,400	187,343
Arkema SA	3,136	306,546
CF Industries Holdings, Inc.	18,961	596,892
Covestro AG(e)	2,985	204,316
Johnson Matthey PLC	4,726	184,915
JSR Corp.	9,500	149,533
Koninklijke DSM NV	2,348	140,709
LyondellBasell Industries NV–Class A	1,149	98,561
Nippon Shokubai Co., Ltd.	2,200	137,010
Teijin Ltd.	7,600	153,563

		2,159,388

CONSTRUCTION MATERIALS–0.2%
Buzzi Unicem SpA	15,490	366,522
Fletcher Building Ltd.	19,030	139,828

		506,350

AB Variable Products Series Fund

Company	Shares		U.S. $ Value

METALS & MINING–0.4%
BHP Billiton PLC		49,740	$792,010
Boliden AB		7,340	190,656
BlueScope Steel Ltd.		13,537	89,968
Gerdau SA (Preference Shares)		26,700	88,022
MMC Norilsk Nickel PJSC (ADR)		8,406	140,567
Newmont Mining Corp.		3,210	109,365

			1,410,588

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC		9,074	185,312

			4,261,638

TRANSPORTATION–0.1%
HIGHWAYS & RAILTRACKS–0.1%
Transurban Group		37,480	278,937

RAILROADS–0.0%
East Japan Railway Co.		2,000	172,438

			451,375

DIVERSIFIED FINANCIALS–0.1%
MORTGAGE REITs–0.1%
Blackstone Mortgage Trust, Inc.–Class A		5,480	164,784

CONSUMER SERVICES–0.1%
HOTELS, RESORTS & CRUISE LINES–0.1%
Wyndham Worldwide Corp.		2,020	154,267

Total Common Stocks (cost $162,549,681)			192,247,830

	Principal Amount (000)
CORPORATES–INVESTMENT GRADE–9.3%
INDUSTRIAL–6.2%
BASIC–0.4%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	40	41,034
Dow Chemical Co. (The) 4.125%, 11/15/21		165	174,344
Eastman Chemical Co. 3.80%, 3/15/25		84	84,713
Glencore Funding LLC 4.125%, 5/30/23(e)		126	126,799
LyondellBasell Industries NV 5.75%, 4/15/24		200	228,885
Minsur SA 6.25%, 2/07/24(e)		168	176,293
Mosaic Co. (The) 5.625%, 11/15/43		96	92,515

Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(e)	U.S.$	237	$224,261
Vale Overseas Ltd. 6.875%, 11/21/36		65	64,025

			1,212,869

CAPITAL GOODS–0.1%
General Electric Co. Series D 5.00%, 1/21/21(f)		68	70,564
Yamana Gold, Inc. 4.95%, 7/15/24		142	139,160

			209,724

COMMUNICATIONS– MEDIA–0.8%
CBS Corp. 5.75%, 4/15/20		250	275,761
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		165	173,898
Comcast Corp. 5.15%, 3/01/20		451	492,300
Cox Communications, Inc. 2.95%, 6/30/23(e)		91	85,639
Discovery Communications LLC 3.45%, 3/15/25		176	168,000
RELX Capital, Inc. 8.625%, 1/15/19		435	488,846
S&P Global, Inc. 4.40%, 2/15/26		226	239,075
Time Warner Cable LLC 4.125%, 2/15/21		165	170,584
4.50%, 9/15/42		85	76,981
Time Warner, Inc. 4.70%, 1/15/21		123	131,472
Viacom, Inc. 4.375%, 3/15/43		23	18,321
5.625%, 9/15/19		83	89,293

			2,410,170

COMMUNICATIONS– TELECOMMUNICATIONS–0.8%
American Tower Corp. 5.05%, 9/01/20		380	407,785
AT&T, Inc. 3.40%, 5/15/25		475	457,816
3.80%, 3/15/22		75	76,885
4.75%, 5/15/46		109	103,269
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	46	36,914
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(e)	U.S.$	225	224,865

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	185	$201,663
Verizon Communications, Inc. 3.50%, 11/01/24		778	775,504
4.862%, 8/21/46		134	135,781

			2,420,482

CONSUMER CYCLICAL–AUTOMOTIVE–0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		915	1,010,497
General Motors Co. 3.50%, 10/02/18		130	132,587
General Motors Financial Co., Inc. 4.00%, 1/15/25		41	40,001
4.30%, 7/13/25		50	49,600

			1,232,685

CONSUMER CYCLICAL–RETAILERS–0.2%
CVS Health Corp. 3.875%, 7/20/25		222	229,015
Kohl’s Corp. 5.55%, 7/17/45		170	162,348
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		211	214,751

			606,114

CONSUMER NON-CYCLICAL–1.4%
AbbVie, Inc. 3.60%, 5/14/25		166	164,421
Actavis Funding SCS 3.80%, 3/15/25		282	282,332
3.85%, 6/15/24		89	89,794
Agilent Technologies, Inc. 5.00%, 7/15/20		71	76,615
AstraZeneca PLC 6.45%, 9/15/37		90	116,432
Baxalta, Inc. 5.25%, 6/23/45		130	138,764
Bayer US Finance LLC 3.375%, 10/08/24(e)		321	319,392
Becton Dickinson and Co. 3.734%, 12/15/24		66	67,493
Biogen, Inc. 4.05%, 9/15/25		251	258,421
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		155	177,576
Celgene Corp. 3.875%, 8/15/25		280	284,007
Grupo Bimbo SAB de CV 3.875%, 6/27/24(e)		339	337,256
Laboratory Corp. of America Holdings 3.60%, 2/01/25		100	99,562
Medtronic, Inc. 3.50%, 3/15/25		320	329,508
Mylan NV 3.95%, 6/15/26(e)		68	63,638

Newell Brands, Inc. 3.15%, 4/01/21	U.S.$	280	$284,955
3.85%, 4/01/23		50	51,865
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		300	302,407
Reynolds American, Inc. 5.85%, 8/15/45		79	93,546
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		211	199,731
3.15%, 10/01/26		146	134,601
Tyson Foods, Inc. 2.65%, 8/15/19		64	64,610
3.95%, 8/15/24		206	209,872

			4,146,798

ENERGY–1.4%
Encana Corp. 3.90%, 11/15/21		140	141,005
Energy Transfer Partners LP 7.50%, 7/01/38		248	287,548
EnLink Midstream Partners LP 5.05%, 4/01/45		215	194,909
Enterprise Products Operating LLC 3.70%, 2/15/26		278	279,008
5.20%, 9/01/20		185	201,993
Halliburton Co. 5.00%, 11/15/45		295	318,141
Hess Corp. 4.30%, 4/01/27		199	198,089
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		302	303,589
Kinder Morgan, Inc./DE 5.00%, 2/15/21(e)		250	266,294
Marathon Petroleum Corp. 5.125%, 3/01/21		163	177,942
Nabors Industries, Inc. 5.50%, 1/15/23(e)		212	220,745
Noble Energy, Inc. 3.90%, 11/15/24		170	171,296
8.25%, 3/01/19		374	420,116
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		232	222,141
Schlumberger Holdings Corp. 3.625%, 12/21/22(e)		295	305,765
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	99,900
Valero Energy Corp. 6.125%, 2/01/20		175	193,153
Williams Partners LP 4.125%, 11/15/20		155	161,146

			4,162,780

SERVICES–0.0%
eBay, Inc. 3.80%, 3/09/22		75	77,485

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

TECHNOLOGY–0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42%, 6/15/21(e)	U.S.$	280	$289,729
Fidelity National Information Services, Inc. 3.50%, 4/15/23		39	39,497
5.00%, 10/15/25		3	3,267
Hewlett Packard Enterprise Co. 4.90%, 10/15/25		300	308,644
HP, Inc. 4.65%, 12/09/21		114	121,683
KLA-Tencor Corp. 4.65%, 11/01/24		225	238,188
Lam Research Corp. 2.80%, 6/15/21		71	70,617
Motorola Solutions, Inc. 3.50%, 3/01/23		150	147,847
7.50%, 5/15/25		33	39,308
Seagate HDD Cayman 4.75%, 1/01/25		127	120,992
Tencent Holdings Ltd. 3.375%, 5/02/19(e)		335	342,563
Total System Services, Inc. 2.375%, 6/01/18		141	141,584
3.75%, 6/01/23		139	138,054
Western Digital Corp. 7.375%, 4/01/23(e)		156	171,600

			2,173,573

			18,652,680

FINANCIAL INSTITUTIONS–2.8%
BANKING–2.4%
Barclays Bank PLC 6.625%, 3/30/22(e)	EUR	84	108,299
Barclays PLC 3.65%, 3/16/25	U.S.$	270	261,042
BNP Paribas SA 2.25%, 1/11/27(e)	EUR	195	199,428
Citigroup, Inc. 3.875%, 3/26/25	U.S.$	235	233,085
Compass Bank 5.50%, 4/01/20		314	329,031
Cooperatieve Rabobank UA 4.375%, 8/04/25		320	328,361
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		385	384,576
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		208	202,124
3.75%, 5/22/25		186	186,484
5.75%, 1/24/22		335	376,612
Series D 6.00%, 6/15/20		217	240,640
Lloyds Banking Group PLC 3.10%, 7/06/21		395	400,310
4.65%, 3/24/26		200	202,578

Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26	U.S.$	272	$279,411
Morgan Stanley 5.625%, 9/23/19		168	182,105
Series G 5.50%, 7/24/20		189	206,994
Murray Street Investment Trust I 4.647%, 3/09/17		44	44,229
Nationwide Building Society 4.00%, 9/14/26(e)		290	276,032
6.25%, 2/25/20(e)		465	517,984
PNC Bank NA 3.80%, 7/25/23		685	706,275
Santander Issuances SAU 3.25%, 4/04/26(e)	EUR	200	214,669
Santander UK Group Holdings PLC 2.875%, 8/05/21	U.S.$	226	223,641
Santander UK PLC 5.00%, 11/07/23(e)		200	203,465
Societe Generale SA 4.25%, 8/19/26(e)		215	207,663
UBS AG/Stamford CT 7.625%, 8/17/22		380	430,825
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(e)		305	309,757

			7,255,620

FINANCE–0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	203,550
Aviation Capital Group Corp. 7.125%, 10/15/20(e)		173	200,259
International Lease Finance Corp. 5.875%, 4/01/19		93	98,764

			502,573

INSURANCE–0.2%
American International Group, Inc. 4.875%, 6/01/22		155	169,380
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		38	41,493
Lincoln National Corp. 8.75%, 7/01/19		31	35,668
MetLife, Inc. 10.75%, 8/01/39		70	107,450
XLIT Ltd. 6.375%, 11/15/24		157	183,251

			537,242

REITS–0.1%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		10	9,817

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Welltower, Inc. 4.00%, 6/01/25	U.S.$	325	$332,147

			341,964

			8,637,399

UTILITY–0.3%
ELECTRIC–0.3%
CMS Energy Corp. 5.05%, 3/15/22		155	169,799
Constellation Energy Group, Inc. 5.15%, 12/01/20		89	96,215
Entergy Corp. 4.00%, 7/15/22		223	233,186
Exelon Corp. 5.10%, 6/15/45		125	132,875
Exelon Generation Co. LLC 4.25%, 6/15/22		128	132,488
Pacific Gas & Electric Co. 6.05%, 3/01/34		38	47,556

			812,119

Total Corporates–Investment Grade (cost $27,449,568)			28,102,198

MORTGAGE PASS-THROUGHS–7.7%
AGENCY FIXED RATE 30-YEAR–6.8%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		222	248,693
Series 2007 5.50%, 7/01/35		23	25,894
Federal National Mortgage Association 3.00%, 5/01/45		1,313	1,308,044
3.50%, 9/01/45–6/01/46		6,232	6,393,565
4.00%, 1/01/45–11/01/46		3,404	3,593,492
4.50%, 1/25/47, TBA		4,643	4,991,225
5.00%, 12/01/39		130	142,712
Series 2004 5.50%, 2/01/34–11/01/34		83	92,636
Series 2007 5.50%, 1/01/37–8/01/37		304	341,190
Series 2008 5.50%, 8/01/37		144	161,316
Series AS6516 4.00%, 1/01/46		807	848,678
Government National Mortgage Association 3.00%, 1/01/47, TBA		510	516,534
3.50%, 1/01/47, TBA		1,635	1,700,145

			20,364,124

AGENCY FIXED RATE 15-YEAR–0.9%
Federal National Mortgage Association 2.50%, 1/01/32, TBA		1,835	1,839,157

3.50%, 10/01/25–1/12/30	U.S.$	910	$953,134

			2,792,291

Total Mortgage Pass-Throughs (cost $23,304,329)			23,156,415

ASSET-BACKED SECURITIES–3.6%
AUTOS–FIXED RATE–2.0%
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		454	453,693
AmeriCredit Automobile Receivables Trust Series 2014-1, Class A3 0.90%, 2/08/19		33	33,084
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		226	225,637
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(e)		12	11,622
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		187	187,220
Series 2015-2, Class A3 1.31%, 8/15/19		170	170,178
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		80	80,180
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(e)		179	179,314
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(e)		66	65,820
Series 2014-B, Class A 1.11%, 11/15/18(e)		19	18,922
Drive Auto Receivables Trust Series 2016-BA, Class A2 1.38%, 8/15/18(e)		106	106,000
Series 2016-CA, Class A3 1.67%, 11/15/19(e)		161	160,796
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(e)		10	9,557
Series 2014-2, Class A2 1.05%, 3/20/20(e)		86	85,559
Series 2015-1, Class A2 1.30%, 9/20/20(e)		223	222,986
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(e)		140	146,685
Series 2016-3A, Class A 1.84%, 11/16/20(e)		109	108,692

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	U.S.$	268	$268,257
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(e)		177	176,639
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(e)		272	271,175
Series 2016-4, Class A2 1.96%, 2/15/21(e)		110	109,518
Series 2016-4, Class D 3.89%, 11/15/22(e)		100	98,385
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		104	104,191
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		322	324,159
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		412	412,908
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(e)		221	221,111
Series 2016-1, Class A1 1.96%, 5/17/21(e)		280	278,598
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		126	126,120
Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(e)		180	178,073
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(e)		192	188,523
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(e)		213	213,230
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		223	223,249
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		370	370,310
Santander Drive Auto Receivables Trust Series 2015-4,Class A2A 1.20%, 12/17/18		12	11,767
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(e)		74	74,154

Series 2016-2A, Class A2 1.57%, 6/17/19(e)	U.S.$	161	$161,140

			6,077,452

OTHER ABS–FIXED RATE–0.5%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(e)		83	82,997
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		210	210,436
Series 2015-A, Class A4 1.85%, 4/15/21		227	227,368
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(e)		173	173,039
Series 2015-2, Class A2A 1.42%, 12/22/17(e)		94	93,587
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(e)		81	80,874
SBA Tower Trust 3.156%, 10/15/20(e)		251	252,406
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(e)		116	116,034
Series 2016-3, Class A 3.05%, 12/26/25(e)		164	163,578
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(e)		155	155,173

			1,555,492

AUTOS–FLOATING RATE–0.5%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.204% (LIBOR 1 Month + 0.50%), 7/15/20(e)(g)		378	378,000
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.214% (LIBOR 1 Month + 0.55%), 12/10/27(e)(g)		41	40,736
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.239% (LIBOR 1 Month + 1.50%), 10/20/20(e)(g)		320	320,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.912% (LIBOR 1 Month + 0.35%), 7/22/19(e)(g)		120	119,895
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.119% (LIBOR 1 Month + 0.38%), 7/20/19(g)		203	203,021

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-1, Class A 1.239% (LIBOR 1 Month + 0.50%), 1/20/20(g)	U.S.$	384	$384,583

			1,446,235

CREDIT CARDS–FIXED RATE–0.4%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		141	141,097
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		326	329,615
Series 2015-2, Class A 1.56%, 3/15/21		214	213,975
Chase Issuance Trust Series 2014-A1, Class A1 1.15%, 1/15/19		270	270,001
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		246	246,354

			1,201,042

CREDIT CARDS–FLOATING RATE–0.2%
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.054% (LIBOR 1 Month + 0.35%), 8/17/20(g)		240	240,362
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.184% (LIBOR 1 Month + 0.48%), 2/15/22(g)		256	256,494

			496,856

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		60	59,956

Total Asset-Backed Securities (cost $10,815,751)			10,837,033

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.5%
NON-AGENCY FIXED RATE CMBS–2.9%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51		150	152,411
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		19	19,432

BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(e)	U.S.$	335	$338,306
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(e)		495	506,435
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 4.876%, 9/10/45(e)		169	157,784
Series 2015-GC27, Class A5 3.137%, 2/10/48		246	245,755
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.761%, 5/15/46		234	236,972
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A 6.095%, 12/10/49		925	948,496
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(e)		169	165,640
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.687%, 6/15/39		155	156,772
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		343	357,663
Series 2015-C4, Class A4 3.808%, 11/15/48		260	270,735
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.685%, 11/10/46(e)		130	136,088
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(e)		453	458,419
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.793%, 8/10/45		184	184,931
Series 2013-G1, Class A2 3.557%, 4/10/31(e)		276	274,353
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2004-LN2, Class A1A 4.838%, 7/15/41(e)		107	107,069
Series 2006-LDP9, Class AM 5.372%, 5/15/47		102	101,662
Series 2007-CB19, Class AM 5.713%, 2/12/49		175	176,692
Series 2007-LD12, Class AM 6.039%, 2/15/51		280	286,453
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		136	136,010

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2011-C5, Class D 5.408%, 8/15/46(e)	U.S.$	100	$100,539
Series 2012-C6, Class E 5.142%, 5/15/45(e)		119	110,480
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		368	382,921
Series 2015-C32, Class C 4.668%, 11/15/48		195	177,247
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		82	73,721
Series 2007-C1, Class AM 5.455%, 2/15/40		100	100,074
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(e)		115	115,221
Series 2015-3, Class A2 2.729%, 4/20/48(e)		251	250,675
Series 2016-4, Class A2 2.579%, 3/10/49(e)		161	155,537
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		112	112,957
SG Commercial Mortgage Securities Trust Series 2016-C5, Class A4 3.055%, 10/10/48		218	211,747
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		86	87,675
Series 2012-C4, Class A5 2.85%, 12/10/45		168	169,404
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 6.063%, 1/10/45(e)		81	86,399
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		11	10,998
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.471%, 12/15/47		197	192,287
Series 2016-NXS6, Class C 4.452%, 11/15/49		180	169,692
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.80%, 11/15/45(e)		118	112,678
Series 2013-C14, Class A5 3.337%, 6/15/46		456	468,192

Series 2014-C20, Class A2 3.036%, 5/15/47		206	211,099

			8,717,621

NON-AGENCY FLOATING RATE CMBS–0.6%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.438% (LIBOR 1 Month + 1.90%), 11/15/21(e)(g)	U.S.$	112	$112,445
Series 2016-IMC, Class C 4.654% (LIBOR 1 Month + 3.95%), 11/15/21(e)(g)		113	113,083
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 4.60% (LIBOR 1 Month + 4.60%), 11/15/33(e)(g)		110	110,009
H/2 Asset Funding NRE Series 2015-1A 2.406% (LIBOR 1 Month + 1.65%), 6/24/49(g)(h)		246	244,635
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.624% (LIBOR 1 Month + 0.92%), 6/15/29(e)(g)		339	338,517
Series 2015-SGP, Class A 2.404% (LIBOR 1 Month + 1.70%), 7/15/36(e)(g)		304	305,604
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.574% (LIBOR 1 Month + 1.87%), 8/15/26(e)(g)		119	118,547
Series 2015-XLF2, Class SNMA 2.654% (LIBOR 1 Month + 1.95%), 11/15/26(e)(g)		119	119,406
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.754% (LIBOR 1 Month + 1.05%), 4/15/32(e)(g)		74	73,998
Starwood Retail Property Trust Series 2014-STAR, Class A 1.924% (LIBOR 1 Month + 1.22%), 11/15/27(e)(g)		378	374,337

			1,910,581

Total Commercial Mortgage-Backed Securities (cost $10,898,395)			10,628,202

INFLATION-LINKED SECURITIES–2.5%
UNITED STATES–2.5%
U.S. Treasury Inflation Index 0.125%, 4/15/18–4/15/19 (TIPS)		5,281	5,344,862

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

0.25%, 1/15/25 (TIPS)	U.S.$	1,139	$1,120,111
0.375%, 7/15/25 (TIPS)		1,243	1,235,765

Total Inflation-Linked Securities (cost $7,719,882)			7,700,738

COLLATERALIZED MORTGAGE OBLIGATIONS–2.5%
RISK SHARE FLOATING RATE–1.5%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.256% (LIBOR 1 Month + 6.50%), 4/25/26(g)(h)		170	172,609
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.256% (LIBOR 1 Month + 2.50%), 7/25/25(g)(h)		7	7,049
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.756% (LIBOR 1 Month + 4.00%), 8/25/24(g)		330	344,429
Series 2014-DN4, Class M3 5.306% (LIBOR 1 Month + 4.55%), 10/25/24(g)		250	267,494
Series 2014-HQ3, Class M3 5.506% (LIBOR 1 Month + 4.75%), 10/25/24(g)		250	271,022
Series 2015-DNA3, Class M3 5.456% (LIBOR 1 Month + 4.70%), 4/25/28(g)		250	269,313
Series 2015-HQA2, Class M3 5.556% (LIBOR 1 Month + 4.80%), 5/25/28(g)		250	268,549
Series 2016-DNA1, Class M3 6.306% (LIBOR 1 Month + 5.55%), 7/25/28(g)		250	278,364
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.956% (LIBOR 1 Month + 1.20%), 7/25/24(g)		36	35,616
Series 2014-C04, Class 1M2 5.656% (LIBOR 1 Month + 4.90%), 11/25/24(g)		180	196,608
Series 2014-C04, Class 2M2 5.756% (LIBOR 1 Month + 5.00%), 11/25/24(g)		75	81,276
Series 2015-C01, Class 1M2 5.056% (LIBOR 1 Month + 4.30%), 2/25/25(g)		153	161,264
Series 2015-C01, Class 2M2 5.306% (LIBOR 1 Month + 4.55%), 2/25/25(g)		160	169,062

Series 2015-C02, Class 1M2 4.756% (LIBOR 1 Month + 4.00%), 5/25/25(g)	U.S.$	199	$207,575
Series 2015-C02, Class 2M2 4.756% (LIBOR 1 Month + 4.00%), 5/25/25(g)		185	193,069
Series 2015-C03, Class 1M1 2.256% (LIBOR 1 Month + 1.50%), 7/25/25(g)		29	28,942
Series 2015-C03, Class 1M2 5.756% (LIBOR 1 Month + 5.00%), 7/25/25(g)		90	97,023
Series 2015-C03, Class 2M2 5.756% (LIBOR 1 Month + 5.00%), 7/25/25(g)		244	262,032
Series 2015-C04, Class 1M2 6.456% (LIBOR 1 Month + 5.70%), 4/25/28(g)		74	82,042
Series 2015-C04, Class 2M2 6.306% (LIBOR 1 Month + 5.55%), 4/25/28(g)		117	127,774
Series 2016-C01, Class 1M2 7.506% (LIBOR 1 Month + 6.75%), 8/25/28(g)		204	236,842
Series 2016-C01, Class 2M2 7.706% (LIBOR 1 Month + 6.95%), 8/25/28(g)		159	182,752
Series 2016-C03, Class 1M2 6.056% (LIBOR 1 Month + 5.30%), 10/25/28(g)		46	50,289
Series 2016-C03, Class 2M2 6.656% (LIBOR 1 Month + 5.90%), 10/25/28(g)		145	160,459
Series 2016-C05, Class 2M2 5.206% (LIBOR 1 Month + 4.45%), 1/25/29(g)		76	78,969
Series 2016-C06, Class 1M2 5.006% (LIBOR 1 Month + 4.25%), 4/25/29(g)		61	62,895
Series 2016-C07, Class 2M2 5.106% (LIBOR 1 Month + 4.35%), 4/25/29(g)		72	73,495
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.006% (LIBOR 1 Month + 4.25%), 11/25/24(g)(h)		36	35,811
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.006% (LIBOR 1 Month + 5.25%), 11/25/25(g)(h)		144	144,450
Series 2015-WF1, Class 2M2 6.256% (LIBOR 1 Month + 5.50%), 11/25/25(g)(h)		41	40,524

			4,587,598

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FIXED RATE–0.4%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35	U.S.$	37	$34,238
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		85	72,392
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		61	57,532
Series 2006-24CB, Class A16 5.75%, 6/25/36		153	131,332
Series 2006-28CB, Class A14 6.25%, 10/25/36		107	87,058
Series 2006-J1, Class 1A13 5.50%, 2/25/36		90	78,868
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		48	39,772
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.967%, 5/25/35		19	17,570
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		80	68,108
Series 2006-13, Class 1A19 6.25%, 9/25/36		42	36,087
Series 2007-HYB2, Class 3A1 3.141%, 2/25/47		217	178,230
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(e)		155	126,723
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		168	136,447
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		68	60,142
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(e)		204	175,955
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		50	49,529

			1,349,983

AGENCY FLOATING RATE–0.3%
Federal National Mortgage Association REMICs Series 2011-15, Class SA 6.304% (7.06%–LIBOR 1 Month), 3/25/41(g)(i)		590	132,820
Series 2015-66, Class AS 5.494% (6.25%–LIBOR 1 Month), 9/25/45(g)(i)		761	130,667

Series 2016-11, Class SG 5.394% (6.15%–LIBOR 1 Month), 3/25/46(g)(i)	U.S.$	825	$140,699
Series 2016-22, Class ST 5.344% (6.10%–LIBOR 1 Month), 4/25/46(g)(i)		759	125,632
Series 2016-79, Class JS 5.294% (6.05%–LIBOR 1 Month), 11/25/46(g)(i)		589	129,022
Government National Mortgage Association Series 2016-108, Class SM 5.361% (6.10%–LIBOR 1 Month), 8/20/46(g)(i)		640	159,222
Series 2016-37, Class DS 5.361% (6.10%–LIBOR 1 Month), 3/20/46(g)(i)		474	102,516

			920,578

NON-AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.946% (LIBOR 1 Month + 0.19%), 12/25/36(g)		341	211,818
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.006% (LIBOR 1 Month + 0.25%), 3/25/35(g)		138	116,312
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.196%, 5/26/37(e)(j)		190	140,487

			468,617

AGENCY FIXED RATE–0.1%
Federal National Mortgage Association REMICs Series 2015-33, Class AI 5.00%, 6/25/45(k)		790	155,434

Total Collateralized Mortgage Obligations (cost $7,291,328)			7,482,210

GOVERNMENTS–TREASURIES–2.1%
UNITED STATES–2.1%
U.S. Treasury Bonds 2.25%, 8/15/46		108	90,809
2.75%, 8/15/42		280	264,523
3.00%, 5/15/45		533	525,796
3.125%, 2/15/43–8/15/44		575	582,399
3.375%, 5/15/44		234	248,035
4.375%, 2/15/38		1,027	1,276,705
4.75%, 2/15/37		110	143,167
6.25%, 5/15/30		149	210,511
U.S. Treasury Notes 0.625%, 5/31/17		1,785	1,785,339
1.50%, 8/15/26		504	463,634

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

2.00%, 11/15/26	U.S.$	865	$832,066

Total Governments–Treasuries (cost $6,564,167)			6,422,984

CORPORATES–NON-INVESTMENT GRADE–1.5%
INDUSTRIAL–0.8%
CAPITAL GOODS–0.0%
SPX FLOW, Inc. 5.625%, 8/15/24(e)		37	37,277
5.875%, 8/15/26(e)		37	37,000

			74,277

COMMUNICATIONS–MEDIA–0.0%
CSC Holdings LLC 6.75%, 11/15/21		45	48,375

COMMUNICATIONS– TELECOMMUNICATIONS–0.3%
CenturyLink, Inc. Series S 6.45%, 6/15/21		85	89,463
Series Y 7.50%, 4/01/24		75	78,750
SFR Group SA 5.375%, 5/15/22(e)	EUR	195	215,017
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	370	391,737

			774,967

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Allison Transmission, Inc. 5.00%, 10/01/24(e)		170	171,700

CONSUMER CYCLICAL–OTHER–0.1%
International Game Technology PLC 6.25%, 2/15/22(e)		200	214,500
KB Home 4.75%, 5/15/19		107	109,140

			323,640

CONSUMER CYCLICAL– RETAILERS–0.0%
Hanesbrands, Inc. 4.625%, 5/15/24(e)		70	67,900

CONSUMER NON-CYCLICAL–0.1%
HCA, Inc. 4.50%, 2/15/27		19	18,668
5.25%, 6/15/26		32	33,080
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(e)		29	29,072
4.875%, 11/01/26(e)		29	28,692
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(e)		135	101,419

			210,931

ENERGY–0.1%
Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	17	$16,435
5.70%, 10/15/19		59	63,115
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25(e)		72	73,462
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		111	78,847
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(e)		146	147,277
SM Energy Co. 6.50%, 1/01/23		14	14,228

			393,364

TECHNOLOGY–0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(e)		117	129,891

TRANSPORTATION– SERVICES–0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(e)		94	87,655

			2,282,700

FINANCIAL INSTITUTIONS–0.7%
BANKING–0.6%
Bank of America Corp. Series Z 6.50%, 10/23/24(f)		79	82,555
Barclays Bank PLC 6.86%, 6/15/32(e)(f)		44	49,500
7.625%, 11/21/22		239	262,302
7.75%, 4/10/23		305	320,677
Credit Agricole SA 8.125%, 12/23/25(e)(f)		205	215,763
Intesa Sanpaolo SpA 5.017%, 6/26/24(e)		339	313,299
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(f)		200	204,000
Series U 7.64%, 9/30/17(f)		200	185,500
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(e)		61	61,943
Societe Generale SA 5.922%, 4/05/17(e)(f)		100	99,145
Standard Chartered PLC 6.409%, 1/30/27(e)(f)		200	153,000

			1,947,684

FINANCE–0.1%
Navient Corp. 6.625%, 7/26/21		170	179,775

			2,127,459

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON CORPORATE SECTORS–0.0%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.0%
NOVA Chemicals Corp. 5.25%, 8/01/23(e)	U.S.$	125	$126,250

Total Corporates–Non-Investment Grade (cost $4,643,076)			4,536,409

EMERGING MARKETS– TREASURIES–0.4%
BRAZIL–0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17–1/01/27 (cost $1,368,739)	BRL	4,600	1,342,041

GOVERNMENTS–SOVEREIGN AGENCIES–0.3%
BRAZIL–0.1%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	253	256,162

COLOMBIA–0.0%
Ecopetrol SA 5.875%, 5/28/45		94	81,663

ISRAEL–0.1%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(e)		320	332,982

UNITED KINGDOM–0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(f)		200	189,500

Total Governments–Sovereign Agencies (cost $865,714)			860,307

QUASI-SOVEREIGNS–0.2%
QUASI-SOVEREIGN BONDS–0.2%
CHILE–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(e)		340	358,333

MEXICO–0.1%
Petroleos Mexicanos 4.625%, 9/21/23(e)		226	219,853

Total Quasi-Sovereigns (cost $564,060)			578,186

LOCAL GOVERNMENTS– MUNICIPAL BONDS–0.2%
UNITED STATES–0.2%
State of California Series 2010 7.625%, 3/01/40 (cost $350,397)		345	510,434

GOVERNMENTS– SOVEREIGN BONDS–0.1%
MEXICO–0.0%
Mexico Government International Bond Series G 5.95%, 3/19/19	U.S.$	82	$88,601

QATAR–0.1%
Qatar Government International Bond 2.375%, 6/02/21(e)		280	274,050

Total Governments–Sovereign Bonds (cost $366,144)			362,651

EMERGING MARKETS– CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
CAPITAL GOODS–0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(e)		217	124,233

CONSUMER NON-CYCLICAL–0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(e)		200	192,750

Total Emerging Markets–Corporate Bonds (cost $415,229)			316,983

	Notional Amount (000)
OPTIONS PURCHASED– PUTS–0.0%
SWAPTIONS–0.0%
IRS Swaption RTP, Goldman Sachs International Expiration: Mar 2017, Exercise Rate: 0.3675(a) (premiums paid $9,771)	JPY	648,000	11,076

	Principal Amount (000)
SHORT-TERM INVESTMENTS–4.2%
TIME DEPOSIT–1.9%
State Street Time Deposit 0.01%, 1/03/17 (cost $5,863,844)	U.S.$	5,864	5,863,844

GOVERNMENTS– TREASURIES–1.6%
JAPAN–1.6%
Japan Treasury Discount Bill Series 641 Zero Coupon, 1/30/17	JPY	150,000	1,283,682

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 647 Zero Coupon, 2/27/17	JPY	430,000	$3,680,807

Total Governments–Treasuries (cost $5,355,782)			4,964,489

CERTIFICATES OF DEPOSIT–0.7%
Bank of Nova Scotia/Houston Series YCD 1.346%, 3/17/17(g)	U.S.$	1,000	1,000,000
Cooperatieve Rabobank UA Series YCD 1.346%, 2/24/17(g)		1,159	1,159,000

Total Certificates of Deposit (cost $2,159,000)			2,159,000

Total Short-Term Investments (cost $13,378,626)			12,987,333

Total Investments Before Security Lending Collateral for Securities Loaned–101.7% (cost $278,554,857)			308,083,030

Company	Shares		U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.2%
INVESTMENT COMPANIES–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(l)(m) (cost $655,102)		655,102	$655,102

TOTAL INVESTMENTS–101.9% (cost $279,209,959)			308,738,132
Other assets less liabilities–(1.9)%			(5,872,951)

NET ASSETS–100.0%			$302,865,181

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Japan Bond (OSE) Futures	6	March 2017	$7,718,537	$7,712,856	$(5,681)
U.S. T-Note 2 Yr (CBT) Futures	54	March 2017	11,704,202	11,701,125	(3,077)
U.S. T-Note 5 Yr (CBT) Futures	56	March 2017	6,614,738	6,589,187	(25,551)
U.S. T-Note 10 Yr (CBT) Futures	64	March 2017	7,986,164	7,954,000	(32,164)
U.S. Ultra Bond (CBT) Futures	43	March 2017	6,951,018	6,890,750	(60,268)

					$(126,741)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	470,177	USD	4,148	2/09/17	$116,905
Barclays Bank PLC	USD	608	AUD	792	2/16/17	(37,171)
Barclays Bank PLC	USD	143	TWD	4,468	2/16/17	(5,198)
Citibank, NA	BRL	2,958	USD	908	1/04/17	(1,227)
Citibank, NA	USD	901	BRL	2,958	1/04/17	8,289
Citibank, NA	JPY	470,720	USD	4,293	1/23/17	260,711
Citibank, NA	BRL	2,958	USD	893	2/02/17	(8,715)
Citibank, NA	GBP	772	USD	960	2/16/17	7,120
Citibank, NA	JPY	91,581	USD	879	2/16/17	93,939

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	1,004	GBP	808	2/16/17	$(7,452)
Citibank, NA	USD	2,498	JPY	260,165	2/16/17	(266,865)
Credit Suisse International	HKD	4,073	USD	526	2/16/17	170
Credit Suisse International	ILS	585	USD	153	2/16/17	820
Credit Suisse International	USD	521	CHF	504	2/16/17	(24,645)
Credit Suisse International	USD	596	NOK	4,875	2/16/17	(31,623)
Credit Suisse International	JPY	57,956	USD	525	3/16/17	27,193
Goldman Sachs Bank USA	BRL	5,258	USD	1,429	1/04/17	(186,200)
Goldman Sachs Bank USA	USD	1,598	BRL	5,258	1/04/17	18,026
Goldman Sachs Bank USA	BRL	1,754	USD	522	1/06/17	(16,842)
Goldman Sachs Bank USA	USD	131	RUB	8,624	1/17/17	9,548
Goldman Sachs Bank USA	CNY	661	USD	97	2/16/17	2,944
Goldman Sachs Bank USA	USD	115	KRW	136,571	2/16/17	(1,727)
JPMorgan Chase Bank, NA	CNY	958	USD	137	2/16/17	1,124
JPMorgan Chase Bank, NA	INR	8,197	USD	121	2/16/17	1,218
JPMorgan Chase Bank, NA	TWD	6,924	USD	217	2/16/17	3,282
Royal Bank of Scotland PLC	CAD	1,063	USD	795	2/16/17	2,374
Royal Bank of Scotland PLC	USD	78	CNY	543	2/16/17	(1,229)
Standard Chartered Bank	BRL	261	USD	80	1/04/17	(108)
Standard Chartered Bank	USD	76	BRL	261	1/04/17	4,273
Standard Chartered Bank	KRW	1,123,462	USD	982	2/16/17	51,051
Standard Chartered Bank	USD	93	KRW	106,922	2/16/17	(4,910)
Standard Chartered Bank	USD	707	SEK	6,355	2/16/17	(7,810)
State Street Bank & Trust Co.	BRL	1,468	USD	435	1/04/17	(15,821)
State Street Bank & Trust Co.	EUR	753	USD	814	1/25/17	21,010
State Street Bank & Trust Co.	AUD	997	USD	745	2/16/17	26,434
State Street Bank & Trust Co.	CAD	832	USD	624	2/16/17	3,883
State Street Bank & Trust Co.	CHF	707	USD	718	2/16/17	22,033
State Street Bank & Trust Co.	CHF	621	USD	607	2/16/17	(4,968)
State Street Bank & Trust Co.	CNY	3,931	USD	574	2/16/17	16,644
State Street Bank & Trust Co.	EUR	1,229	USD	1,363	2/16/17	66,525
State Street Bank & Trust Co.	EUR	237	USD	247	2/16/17	(2,714)
State Street Bank & Trust Co.	GBP	821	USD	1,030	2/16/17	16,941
State Street Bank & Trust Co.	GBP	45	USD	55	2/16/17	(402)
State Street Bank & Trust Co.	HKD	4,099	USD	529	2/16/17	143
State Street Bank & Trust Co.	HKD	600	USD	77	2/16/17	(143)
State Street Bank & Trust Co.	JPY	75,452	USD	702	2/16/17	55,019
State Street Bank & Trust Co.	JPY	11,706	USD	100	2/16/17	(602)
State Street Bank & Trust Co.	NOK	2,226	USD	266	2/16/17	8,516
State Street Bank & Trust Co.	NOK	4,439	USD	511	2/16/17	(3,456)
State Street Bank & Trust Co.	SEK	1,643	USD	182	2/16/17	1,378
State Street Bank & Trust Co.	USD	1,502	AUD	2,032	2/16/17	(36,925)
State Street Bank & Trust Co.	USD	138	CAD	184	2/16/17	(503)
State Street Bank & Trust Co.	USD	62	CAD	84	2/16/17	163
State Street Bank & Trust Co.	USD	1,375	CHF	1,333	2/16/17	(62,240)
State Street Bank & Trust Co.	USD	130	CNY	899	2/16/17	(2,797)
State Street Bank & Trust Co.	USD	366	EUR	337	2/16/17	(10,260)
State Street Bank & Trust Co.	USD	389	GBP	308	2/16/17	(9,249)
State Street Bank & Trust Co.	USD	316	HKD	2,448	2/16/17	92
State Street Bank & Trust Co.	USD	170	HKD	1,320	2/16/17	(72)

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	1,355	JPY	149,220	2/16/17	$(75,664)
State Street Bank & Trust Co.	USD	205	JPY	23,906	2/16/17	408
State Street Bank & Trust Co.	USD	177	NOK	1,459	2/16/17	(7,902)
State Street Bank & Trust Co.	USD	324	SEK	2,909	2/16/17	(3,384)
State Street Bank & Trust Co.	AUD	574	USD	435	3/16/17	21,815
State Street Bank & Trust Co.	CAD	474	USD	355	3/16/17	1,278
State Street Bank & Trust Co.	EUR	302	USD	336	3/16/17	16,850
State Street Bank & Trust Co.	MXN	3,495	USD	185	3/16/17	18,033
State Street Bank & Trust Co.	NOK	2,651	USD	305	3/16/17	(2,616)
State Street Bank & Trust Co.	NZD	167	USD	119	3/16/17	2,828
State Street Bank & Trust Co.	SEK	2,020	USD	220	3/16/17	(2,348)
State Street Bank & Trust Co.	USD	419	AUD	574	3/16/17	(5,034)
State Street Bank & Trust Co.	USD	325	EUR	302	3/16/17	(6,004)
State Street Bank & Trust Co.	USD	704	JPY	73,126	3/16/17	(75,666)
State Street Bank & Trust Co.	USD	76	MXN	1,561	3/16/17	(1,098)
State Street Bank & Trust Co.	USD	322	NOK	2,651	3/16/17	(14,925)
UBS AG	GBP	415	USD	507	2/16/17	(5,428)

						$(42,963)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums	Market Value
Put – OTC–1 Year Interest Rate Swap	3 Month LIBOR	Deutsche Bank AG	2.40%	03/20/17	$1,756	$6,849	$(3,472)
Put – OTC–1 Year Interest Rate Swap	3 Month LIBOR	Deutsche Bank AG	2.41	03/20/17	1,756	6,673	(3,400)
Put – OTC–1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.39	03/21/17	1,808	6,870	(3,817)

						$20,392	$(10,689)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	1.75%	$919	$(58,756)	$(44,203)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.37	4,100	(64,458)	(35,871)

				$(123,214)	$(80,074)

*	Termination date

AB Variable Products Series Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(LCH Group)	NOK	14,990	8/01/18	0.960%	6 Month NIBOR	$8,904
Citigroup Global Markets, Inc./(LCH Group)		990	8/01/26	1.300%	6 Month NIBOR	53,599
Morgan Stanley & Co., LLC/(CME Group)		66,930	5/12/18	0.954%	6 Month NIBOR	(3,782)
Morgan Stanley & Co., LLC/(CME Group)	MXN	19,160	12/12/18	4 Week TIIE	6.840%	(5,728)
Morgan Stanley & Co., LLC/(CME Group)		12,770	12/13/18	4 Week TIIE	6.845%	(3,787)
Morgan Stanley & Co., LLC/(CME Group)		11,460	12/17/18	4 Week TIIE	7.035%	(1,677)
Morgan Stanley & Co., LLC/(CME Group)		$2,380	8/31/21	1.256%	3 Month LIBOR	64,826
Morgan Stanley & Co., LLC/(CME Group)		430	6/09/25	2.488%	3 Month LIBOR	(7,555)
Morgan Stanley & Co., LLC/(CME Group)		1,560	11/10/25	2.256%	3 Month LIBOR	2,992
Morgan Stanley & Co., LLC/(CME Group)		142	6/28/26	1.460%	3 Month LIBOR	10,894
Morgan Stanley & Co., LLC/(CME Group)	NZD	1,560	7/28/26	3 Month BKBM	2.473%	(80,409)
Morgan Stanley & Co., LLC/(CME Group)	MXN	4,730	12/02/26	7.762%	4 Week TIIE	2,378
Morgan Stanley & Co., LLC/(CME Group)		3,150	12/03/26	7.760%	4 Week TIIE	1,612
Morgan Stanley & Co., LLC/(CME Group)		2,880	12/07/26	7.830%	4 Week TIIE	862
Morgan Stanley & Co., LLC/(CME Group)		$370	12/21/26	3 Month LIBOR	2.497%	4,588
Morgan Stanley & Co., LLC/(LCH Group)	NOK	3,890	8/04/18	1.008%	6 Month NIBOR	1,979
Morgan Stanley & Co., LLC/(LCH Group)		16,650	8/11/18	1.076%	6 Month NIBOR	5,867
Morgan Stanley & Co., LLC/(LCH Group)	NZD	3,020	12/21/21	3 Month BKBM	3.059%	1,909
Morgan Stanley & Co., LLC/(LCH Group)	NOK	990	8/01/26	6 Month NIBOR	1.300%	$(53,599)
Morgan Stanley & Co., LLC/(LCH Group)		$490	11/07/26	1.675%	3 Month LIBOR	28,232
Morgan Stanley & Co., LLC/(LCH Group)		370	11/08/26	1.657%	3 Month LIBOR	21,937
Morgan Stanley & Co., LLC/(LCH Group)		370	11/09/26	1.672%	3 Month LIBOR	21,455

						$75,497

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	0.75%	$104	$(9,707)	$4,119	$(13,826)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.89	172	(12,725)	(5,212)	(7,513)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.89	198	(14,648)	(6,221)	(8,427)
Sale Contracts
BNP Paribas SA
Anadarko Petroleum Corp., 6.95%, 6/15/19, 9/20/17*	1.00	0.23	530	4,436	(2,575)	7,011
Credit Suisse International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	165	(8,880)	(11,406)	2,526
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	48	(2,703)	(3,546)	843
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	156	(8,786)	(13,712)	4,926
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	232	(13,065)	(17,375)	4,310
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	9	(507)	(552)	45
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	230	(12,953)	(19,566)	6,613
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	170	(9,574)	(13,888)	4,314
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	64	(3,604)	(4,534)	930
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	272	(15,319)	(14,215)	(1,104)

				$(108,035)	$(108,683)	$648

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,970	1/30/17	1.059%	3 Month LIBOR	$(5,946)
JPMorgan Chase Bank, NA	2,200	2/07/22	2.043%	3 Month LIBOR	(21,902)

					$(27,848)

AB Variable Products Series Fund

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate market value of these securities amounted to $20,523,042 or 6.8% of net assets.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor rate was in effect at December 31, 2016.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of December 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.256%, 4/25/26	4/29/16	$170,300	$172,609	0.06%
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.256%, 7/25/25	7/27/15	7,046	7,049	0.00%
H/2 Asset Funding NRE Series 2015-1A 2.406%, 6/24/49	6/19/15	246,483	244,635	0.08%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.006%, 11/25/24	11/06/15	35,593	35,811	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.006%, 11/25/25	9/28/15	144,015	144,450	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.256%, 11/25/25	9/28/15	40,583	40,524	0.01%

(i)	Inverse interest only security.

(j)	Variable rate coupon, rate shown as of December 31, 2016.

(k)	IO—Interest Only.

(l)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

BA—Banker’s Acceptance

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

INTRCONX—Inter-Continental Exchange

IRS—Interest Rate Swaption

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

OSE—Osaka Securities Exchange

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

RTP—Right To Pay

TBA—To Be Announced

TIIE—Banco de México Equilibrium Interbank Interest Rate

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $278,554,857)	$308,083,030	(a)
Affiliated issuers (cost $655,102—investment of cash collateral for securities loaned)	655,102
Cash collateral due from broker	724,753
Foreign currencies, at value (cost $3,340,027)	3,252,121
Interest and dividends receivable	1,043,639
Unrealized appreciation on forward currency exchange contracts	908,980
Receivable for investment securities sold and foreign currency transactions	342,983
Receivable for variation margin on exchange-traded derivatives	141,901
Receivable for capital stock sold	71,117
Unrealized appreciation on credit default swaps	31,518
Upfront premium paid on credit default swaps	4,119
Due from custodian	42,456

Total assets	315,301,719

LIABILITIES
Due to custodian	11,766
Swaptions written, at value (premiums received $20,392)	10,689
Payable for investment securities purchased and foreign currency transactions	10,211,673
Unrealized depreciation on forward currency exchange contracts	951,943
Payable for collateral received on securities loaned	655,102
Advisory fee payable	142,125
Upfront premium received on credit default swaps	112,802
Distribution fee payable	58,252
Unrealized depreciation on credit default swaps	30,870
Unrealized depreciation on interest rate swaps	27,848
Payable for capital stock redeemed	20,687
Administrative fee payable	13,055
Payable for variation margin on exchange-traded derivatives	6,077
Transfer Agent fee payable	5,267
Accrued expenses	178,382

Total liabilities	12,436,538

NET ASSETS	$302,865,181

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,024
Additional paid-in capital	267,463,808
Undistributed net investment income	5,292,864
Accumulated net realized gain on investment and foreign currency transactions	842,307
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	29,237,178

	$302,865,181

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$30,132,339	2,859,000	$10.54
B	$272,732,842	26,164,718	$10.42

(a)	Includes securities on loan with a value of $633,706 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $173,427)	$4,258,936
Affiliated issuers	7,316
Interest	3,526,441
Securities lending income	36,021
Other income(a)	43,506

7,872,220

EXPENSES
Advisory fee (see Note B)	1,752,977
Distribution fee—Class B	717,511
Transfer agency—Class A	1,277
Transfer agency—Class B	11,563
Custodian	260,294
Audit and tax	102,543
Printing	73,548
Administrative	49,399
Legal	42,755
Directors’ fees	24,561
Miscellaneous	13,541

Total expenses	3,049,969
Less: expenses waived and reimbursed by the Adviser (see Note E)	(1,194)

Net expenses	3,048,775

Net investment income	4,823,445

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(b)	3,199,588
Futures	(337,998)
Swaptions written	(4,464)
Swaps	(98,781)
Foreign currency transactions	406,582
Net change in unrealized appreciation/depreciation of:
Investments	6,044,492
Futures	(167,900)
Swaptions written	9,703
Swaps	76,365
Foreign currency denominated assets and liabilities	(279,056)

Net gain on investment and foreign currency transactions	8,848,531

Contributions from Affiliates (see Note B)	30

NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,672,006

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

(b)	Net of foreign capital gains taxes of $2,744.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,823,445	$5,271,283
Net realized gain on investment and foreign currency transactions	3,164,927	22,687,589
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,683,604	(22,819,745)
Contributions from Affiliates (see Note B)	30	–0	–

Net increase in net assets from operations	13,672,006	5,139,127
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(652,050)	(785,980)
Class B	(5,122,504)	(6,316,945)
Net realized gain on investment transactions
Class A	(2,087,516)	(3,162,337)
Class B	(18,962,700)	(28,847,554)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(15,624,524)	371,544

Total decrease	(28,777,288)	(33,602,145)
NET ASSETS
Beginning of period	331,642,469	365,244,614

End of period (including undistributed net investment income of $5,292,864 and $5,083,025, respectively)	$302,865,181	$331,642,469

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in

AB Variable Products Series Fund

the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$33,332,287		$4,419,442		$–0	–	$37,751,729
Real Estate	17,242,136		12,236,628		9,230		29,487,994
Financials	17,400,582		9,133,713		–0	–	26,534,295
Health Care	19,968,887		5,205,845		–0	–	25,174,732
Consumer Discretionary	16,253,079		5,711,665		–0	–	21,964,744
Consumer Staples	6,825,972		6,281,383		–0	–	13,107,355
Industrials	8,311,527		4,229,728		–0	–	12,541,255
Energy	7,904,467		3,621,113		–0	–	11,525,580
Telecommunication Services	2,250,539		2,496,262		–0	–	4,746,801
Utilities	3,903,838		477,443		–0	–	4,381,281
Materials	845,240		3,416,398		–0	–	4,261,638
Transportation	–0	–	451,375		–0	–	451,375
Diversified Financials	164,784		–0	–	–0	–	164,784
Consumer Services	154,267		–0	–	–0	–	154,267
Corporates—Investment Grade	–0	–	28,102,198		–0	–	28,102,198
Mortgage Pass-Throughs	–0	–	23,156,415		–0	–	23,156,415
Asset-Backed Securities	–0	–	10,009,012		828,021		10,837,033
Commercial Mortgage-Backed Securities	–0	–	6,603,680		4,024,522		10,628,202
Inflation-Linked Securities	–0	–	7,700,738		–0	–	7,700,738
Collateralized Mortgage Obligations	–0	–	7,482,210		–0	–	7,482,210
Governments—Treasuries	–0	–	6,422,984		–0	–	6,422,984
Corporates—Non-Investment Grade	–0	–	4,536,409		–0	–	4,536,409
Emerging Markets—Treasuries	–0	–	1,342,041		–0	–	1,342,041
Governments—Sovereign Agencies	–0	–	860,307		–0	–	860,307
Quasi-Sovereigns	–0	–	578,186		–0	–	578,186
Local Governments—Municipal Bonds	–0	–	510,434		–0	–	510,434
Governments—Sovereign Bonds	–0	–	362,651		–0	–	362,651
Emerging Markets—Corporate Bonds	–0	–	316,983		–0	–	316,983
Options Purchased—Puts	–0	–	11,076		–0	–	11,076
Short-Term Investments:
Time Deposits	–0	–	5,863,844		–0	–	5,863,844
Governments—Treasuries	–0	–	4,964,489		–0	–	4,964,489
Certificates of Deposit	–0	–	2,159,000		–0	–	2,159,000
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	655,102		–0	–	–0	–	655,102

Total Investments in Securities	135,212,707		168,663,652		4,861,773		308,738,132
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts	–0	–	908,980		–0	–	908,980
Centrally Cleared Interest Rate Swaps	–0	–	232,034		–0	–	232,034	(b)
Credit Default Swaps	–0	–	31,518		–0	–	31,518

AB Variable Products Series Fund

Level 1	Level 2	Level 3	Total
Liabilities:
Futures	$(126,741)	$–0	–	$–0	–	$(126,741	)(b)
Forward Currency Exchange Contracts	–0	–	(951,943)	–0	–	(951,943)
Interest Rate Swaptions	–0	–	(10,689)	–0	–	(10,689)
Centrally Cleared Credit Default Swaps	–0	–	(80,074)	–0	–	(80,074	)(b)
Centrally Cleared Interest Rate Swaps	–0	–	(156,537)	–0	–	(156,537	)(b)
Credit Default Swaps	–0	–	(30,870)	–0	–	(30,870)
Interest Rate Swaps	–0	–	(27,848)	–0	–	(27,848)

Total(c)	$135,085,966	$168,578,223	$4,861,773	$308,525,962

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Commercial Mortgage-Backed Securities		Asset- Backed Securities
Balance as of 12/31/15	$303,923		$3,597,541		$1,940,567
Accrued discounts/(premiums)	–0	–	(6,461)		556
Realized gain (loss)	91,952		(37,310)		1,279
Change in unrealized appreciation/depreciation	(177,314)		(23,079)		3,489
Purchases/Payups	–0	–	785,937		641,943
Sales/Paydowns	(209,331)		(544,932)		(705,628)
Transfers in to Level 3	–0	–	252,826		–0	–
Transfers out of Level 3	–0	–	–0	–	(1,054,185)

Balance as of 12/31/16	$9,230		$4,024,522		$828,021

Net change in unrealized appreciation/depreciation from investments held as of 12/31/16(c)	$(52,516)		$(42,448)		$3,330

	Collateralized Mortgage Obligation		Total
Balance as of 12/31/15	$6,952,456		12,794,487
Accrued discounts/(premiums)	451		(5,454)
Realized gain (loss)	37,424		93,345
Change in unrealized appreciation/depreciation	36,281		(160,623)
Purchases/Payups	–0	–	1,427,880
Sales/Paydowns	(2,134,951)		(3,594,842)
Transfers in to Level 3	–0	–	252,826	(a)
Transfers out of Level 3	(4,891,661)		(5,945,846	)(b)

Balance as of 12/31/16	$–0	–	$4,861,773

Net change in unrealized appreciation/depreciation from investments held as of 12/31/16(c)	$–0	–	$(91,634)

(a)	There were deminimis transfers from Level 2 to Level 3 during the reporting period.

(b)	An amount of $5,945,846 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period.

(c)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at December 31, 2016. Securities priced by third party vendors are excluded from the following table.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/16	Valuation Technique	Unobservable Input	Input
Common Stock	$9,230	Market Approach	Average Sales Price	0.175 HKD

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in average sale price in isolation would be expected to result in a significantly lower (higher) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

AB Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2016, there were no expenses waived by the Adviser.

During the year ended December 31, 2016, the Adviser reimbursed the Portfolio $30 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,399.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $183,001, of which $5 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$146,855,006	$180,838,612
U.S. government securities	184,160,769	182,396,689

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Cost	$281,445,076

Gross unrealized appreciation	$36,860,735
Gross unrealized depreciation	(9,567,679)

Net unrealized appreciation	$27,293,056

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

AB Variable Products Series Fund

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset,

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended December 31, 2016, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

During the year ended December 31, 2016, the Portfolio held written swaptions for hedging and non-hedging purposes.

For the year ended December 31, 2016, the Portfolio had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 12/31/15	$–0	–	$–0	–
Swaptions written	7,820,000		25,142
Swaptions assigned	–0	–	–0	–
Swaptions expired	–0	–	–0	–
Swaptions bought back	(2,500,000)		(4,750)
Swaptions exercised	–0	–	–0	–

Swaptions written outstanding as of 12/31/16	$5,320,000		$20,392

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as

AB Variable Products Series Fund

cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended December 31, 2016, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2016, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended December 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$232,034	*	Receivable/Payable for variation margin on exchange-traded derivatives	$283,278	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives			Receivable/Payable for variation margin on exchange-traded derivatives	80,074	*

AB Variable Products Series Fund

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$908,980	Unrealized depreciation on forward currency exchange contracts	951,943
Interest rate contracts	Investments in securities, at value	11,076
Interest rate contracts			Swaptions written, at value	10,689
Interest rate contracts			Unrealized depreciation on interest rate swaps	27,848
Credit contracts	Unrealized appreciation on credit default swaps	31,518	Unrealized depreciation on credit default swaps	30,870

Total		$1,183,608		$1,384,702

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(324,291)	$(167,900)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(13,707)	–0	–
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	446,950	(146,446)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(8,360)	1,305
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(4,464)	9,703
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	115,107	153,817
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(213,888)	(77,452)

Total		$(2,653)	$(226,973)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2016:

Futures:
Average original value of buy contracts	$32,150,652
Average original value of sale contracts	$4,781,915	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,502,127
Average principal amount of sale contracts	$20,578,510

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Purchased Options:
Average monthly cost	$10,730	(b)
Interest Rate Swaps:
Average notional amount	$4,170,000
Inflation Swaps:
Average notional amount	$1,920,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$43,381,834
Credit Default Swaps:
Average notional amount of buy contracts	$474,000
Average notional amount of sale contracts	$1,031,532
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,310,068

(a)	Positions were open for ten months during the year.

(b)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$66,216	$–0	–	$–0	–	$–0	–	$66,216
Goldman Sachs & Co.*	75,685	–0	–	–0	–	–0	–	75,685

Total	$141,901	$–0	–	$–0	–	$–0	–	$141,901

OTC Derivatives:
Bank of America, NA	$116,905	$–0	–	$–0	–	$–0	–	$116,905
BNP Paribas SA	4,436	–0	–	–0	–	–0	–	4,436
Citibank, NA	370,059	(325,156)		–0	–	–0	–	44,903
Credit Suisse International	28,183	(28,183)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	41,594	(41,594)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	5,624	(5,624)		–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	2,374	(1,229)		–0	–	–0	–	1,145
Standard Chartered Bank	55,324	(12,828)		–0	–	–0	–	42,496
State Street Bank & Trust Co.	299,993	(299,993)		–0	–	–0	–	–0	–

Total	$924,492	$(714,607)		$–0	–	$–0	–	$209,885	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged**	Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$6,077	$	– 0	–	$(6,077)	$	– 0	–	$	– 0	–

Total	$6,077	$	– 0	–	$(6,077)	$	– 0	–	$	– 0	–

AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged**			Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$42,369	$–0	–	$	– 0	–	$–0	–	$42,369
Citibank, NA	325,156	(325,156)			–0	–	–0	–	–0	–
Credit Suisse International	67,851	(28,183)			–0	–	–0	–	39,668
Deutsche Bank AG	29,230	–0	–		–0	–	–0	–	29,230
Goldman Sachs Bank USA/Goldman Sachs International	246,219	(41,594)			–0	–	–0	–	204,625
JPMorgan Chase Bank, NA	27,848	(5,624)			–0	–	–0	–	22,224
Royal Bank of Scotland PLC	1,229	(1,229)			–0	–	–0	–	–0	–
Standard Chartered Bank	12,828	(12,828)			–0	–	–0	–	–0	–
State Street Bank & Trust Co.	344,793	(299,993)			–0	–	–0	–	44,800
UBS AG	5,428	–0	–		–0	–	–0	–	5,428

Total	$1,102,951	$(714,607)		$	– 0	–	$–0	–	$388,344	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at December 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2016, the Portfolio earned drop income of $136,184 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $633,706 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $655,102. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $36,021, $5,093 and $2,223 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $1,194. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$3,438	$18,701	$22,139	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$15,406	$14,751	$655

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	129,847	104,328	$1,429,054	$1,236,369
Shares issued in reinvestment of dividends and distributions	256,995	353,474	2,739,565	3,948,315
Shares redeemed	(568,590)	(449,647)	(6,140,574)	(5,329,791)

Net increase (decrease)	(181,748)	8,155	$(1,971,955)	$(145,107)

AB Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class B
Shares sold	2,276,658	2,141,298	$24,482,089	$25,514,009
Shares issued in reinvestment of dividends	2,282,958	3,176,558	24,085,204	35,164,500
Shares redeemed	(5,822,726)	(5,149,363)	(62,219,862)	(60,161,858)

Net increase (decrease)	(1,263,110)	168,493	$(13,652,569)	$516,651

At December 31, 2016, certain shareholders of the Portfolio owned 61% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$5,774,554	$9,440,355
Net long-term capital gains	21,050,216	29,672,461

Total taxable distributions	$26,824,770	$39,112,816

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,610,925
Undistributed capital gains	2,462,051
Accumulated capital and other losses	(250	)(a)
Unrealized appreciation/(depreciation)	27,299,624	(b)

Total accumulated earnings/(deficit)	$35,372,350

(a)	As of December 31, 2016, the Portfolio had cumulative deferred losses on straddles of $250.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, partnerships, passive foreign investment companies, the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of corporate restructurings.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, swap clearing fees, foreign currency reclassifications, reclassifications of foreign capital gains tax, the tax treatment of partnerships and passive foreign investment companies (PFICs), paydown gain/loss reclassification, contributions from the adviser and the tax treatment of corporate restructurings resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.99	$12.16	$13.77	$12.12	$10.90

Income From Investment Operations
Net investment income (a)	.19	(b)‡	.20	.26	.23	.22
Net realized and unrealized gain on investment and foreign currency transactions	.34	.02	†	.71	1.74	1.25
Contributions from Affiliates	.00	(c)	–0	–	.00	(c)	–0	–	–0	–

Net increase in net asset value from operations	.53	.22	.97	1.97	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.27)	(.39)	(.32)	(.25)
Distributions from net realized gain on investment transactions	(.74)	(1.12)	(2.19)	–0	–	–0	–

Total dividends and distributions	(.98)	(1.39)	(2.58)	(.32)	(.25)

Net asset value, end of period	$10.54	$10.99	$12.16	$13.77	$12.12

Total Return
Total investment return based on net asset value (d)	4.69	%‡	1.65	%*	7.37	%*	16.49%	13.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,132	$33,409	$36,882	$41,222	$41,801
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.73%	.70%	.71%	.65%	.65%
Expenses, before waivers/reimbursements	.73%	.70%	.71%	.65%	.65%
Net investment income	1.74	%(b)‡	1.71%	1.96%	1.76%	1.91%
Portfolio turnover rate **	106%	132%	114%	117%	90%

See footnote summary on page 54.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.87	$12.05	$13.65	$12.01	$10.80

Income From Investment Operations
Net investment income (a)	.16	(b)‡	.17	.22	.19	.19
Net realized and unrealized gain on investment and foreign currency transactions	.33	.01	†	.71	1.74	1.24
Contributions from Affiliates	.00	(c)	–0	–	.00	(c)	–0	–	–0	–

Net increase in net asset value from operations	.49	.18	.93	1.93	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.24)	(.34)	(.29)	(.22)
Distributions from net realized gain on investment and foreign currency transactions	(.74)	(1.12)	(2.19)	–0	–	–0	–

Total dividends and distributions	(.94)	(1.36)	(2.53)	(.29)	(.22)

Net asset value, end of period	$10.42	$10.87	$12.05	$13.65	$12.01

Total Return
Total investment return based on net asset value (d)	4.44	%‡	1.29	%*	7.11	%*	16.27%	13.38%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$272,733	$298,233	$328,363	$351,355	$508,141
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98%	.95%	.96%	.90%	.90%
Expenses, before waivers/reimbursements	.98%	.95%	.96%	.90%	.90%
Net investment income	1.49	%(b)‡	1.46%	1.71%	1.49%	1.67%
Portfolio turnover rate **	106%	132%	114%	117%	90%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

‡	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2015 and December 31, 2014 by 0.03% and 0.01%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Balanced Wealth Strategy Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Balanced Wealth Strategy Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

2016 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2016. For corporate shareholders, 34.31% of dividends paid qualify for the dividends received deduction.

BALANCED WEALTH
STRATEGY PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Christopher H. Nikolich(2), Vice President Vadim Zlotnikov(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team. Messrs. Loewy, Nikolich and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Christopher H. Nikolich 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Vadim Zlotnikov 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Wealth Strategy Portfolio (the “Fund”) at a meeting held on August 2-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors noted that the Adviser advises another AB Fund with a similar investment style for the same fee schedule as the Fund.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

VPS-BW-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P.’s (the “Adviser’s”) determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”) and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards and swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-indexed securities. The Portfolio may invest in US, non-US and emerging-market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation (“DAA”) techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-US dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, its secondary benchmark, the Bloomberg Barclays US Treasury Index, and its blended benchmark, a 60% / 40% blend of the MSCI World Index and the Bloomberg Barclays US Treasury Index, respectively, for the one- and five-year periods ended December 31, 2016, and since the Portfolio’s inception on April 1, 2011.

All share classes of the Portfolio underperformed the primary and blended benchmarks for the annual period,

1

AB Variable Products Series Fund

but outperformed the secondary benchmark. Throughout the first half of 2016, the Portfolio had an overweight to risk assets relative to the benchmark with global equity holdings in excess of the strategic asset allocation weights. This position was primarily supported by compelling valuations, currency support and improved sentiments in emerging markets and better performance in US small-cap equities should the US economy grow faster than expectations and offer some protection from a rate increase. In the first quarter of 2016, an overweight to developed international equities significantly detracted from performance primarily due to a lackluster growth outlook, diverging central bank policies and the subsequent international underperformance. Markets rallied and volatility dropped during the second quarter of 2016. The Portfolio went to a modest underweight to risk assets again in July after the UK’s vote to exit the European Union (“Brexit”), due to heightened volatility and diminished return potential in equities. The Portfolio increased exposure to equities shortly after, as volatility decreased, and maintained the overweight until the end of 2016. Over the annual period, the Portfolio’s allocation to real estate investment trusts (“REITs”) and overweight to small-cap US equities contributed, while the allocation to emerging-market equities and overweight to developed international equities detracted. Overall, DAA reduced the volatility of the Portfolio while slightly impacting returns.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes in the form of total return swaps and written options, which added to absolute returns, while futures, currency forwards, purchased options and interest rate swaps detracted. Credit default swaps for investment purposes added.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks finished the annual period in positive territory amidst multiple volatility spikes. Outcomes varied significantly by region, however, with US and emerging-market equities advancing the most and developed international equities essentially flat. Currency movements also played a role as a strong US dollar dampened returns for US dollar-based investors.

The annual period had a number of surprises. The market sold off early in the year, due to growth concerns and diverging central bank policies worldwide. Central banks responded as the Bank of Japan changed one of its key interest rates to negative and the US Federal Reserve delayed future rates hikes. Markets rebounded quickly and volatility subsided before spiking again in June after the Brexit referendum. Towards year end, volatility spiked for the third time, after the unexpected outcome and implications from the US presidential election. After each of these unanticipated events, the market initially sold off but then snapped back both faster and more vigorously throughout the year.

The Portfolio maintained a regional bias towards developed international and emerging-market equities as a result of more favorable valuations and continued accommodative monetary policies. In fixed income, the Portfolio increased diversification with modest allocations to inflation-linked and high-yield bonds. Given that the Portfolio had an underweight to fixed income for the majority of the year, the Portfolio’s Senior Investment Management Team (the “Team”) slightly extended bond duration to maintain defensive diversification close to the level of a strategic normal allocation. In currency management, the Team remained pro-US dollar for the second half of 2016 and underweighted a basket of foreign currencies.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays US Treasury Index represents the performance of US Treasuries within the US government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolio’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-US) Risk: The Portfolio’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

DYNAMIC ASSET ALLOCATION PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years	Since Inception*
Dynamic Asset Allocation Portfolio Class A†	3.59%	5.40%	4.22%
Dynamic Asset Allocation Portfolio Class B†	3.37%	5.15%	3.98%
Primary Benchmark: MSCI World Index	7.51%	10.41%	6.94%
Secondary Benchmark: Bloomberg Barclays US Treasury Index	1.04%	1.21%	2.73%
Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays US Treasury Index	5.08%	6.84%	5.50%

*    Inception date: 4/1/2011.

†   Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.0004%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86% and 1.11% for Class A and Class B shares, respectively. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85% and 1.10% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2017 and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

DYNAMIC ASSET ALLOCATION PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/1/11* TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 4/1/2011* to 12/31/16) as compared to the performance of the primary, secondary and blended benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 4/1/2011.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,016.20	$3.95	0.78%	$4.16	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.22	$3.96	0.78%	$4.17	0.82%

Class B
Actual	$1,000	$1,014.70	$5.27	1.04%	$5.47	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.91	$5.28	1.04%	$5.48	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$161,880,644	29.0%
iShares Core MSCI Emerging Markets ETF	31,936,239	5.7
Vanguard REIT ETF	13,991,063	2.5
iShares JP Morgan USD Emerging Markets Bond ETF	8,389,946	1.5
Vanguard Global ex-U.S. Real Estate ETF	7,178,727	1.3
iShares International Developed Real Estate ETF	6,356,081	1.1
Apple, Inc.	4,360,623	0.8
Vanguard Small-Cap ETF	4,100,670	0.7
Microsoft Corp.	3,381,659	0.6
Alphabet, Inc.—Class A & Class C	3,271,619	0.6

	$244,847,271	43.8%

PORTFOLIO BREAKDOWN†

December 31, 2016 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
International Large-Cap	25.2%
U.S. Large-Cap	19.8
Emerging Market Equities	6.2
Real Estate Equities	4.9
U.S. Small-Cap	2.7
U.S. Mid-Cap	2.6

Subtotal	61.4

Fixed Income
U.S. Bonds	34.8
International Bonds	2.3

Subtotal	37.1

Opportunistic Assets
High Yield	1.5

Total	100.0%

SECURITY TYPE BREAKDOWN‡

December 31, 2016 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$264,484,412	48.0%
Governments—Treasuries	161,880,644	29.4
Investment Companies	77,064,639	14.0
Short-Term Investments	47,461,275	8.6

Total Investments	$550,890,970	100.0%

*	Long-term investments.

†	All data are as of December 31, 2016. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

‡	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–47.3%

FINANCIALS–8.5%
BANKS–4.5%
Aozora Bank Ltd.	20,000	$70,665
Australia & New Zealand Banking Group Ltd.	31,095	680,706
Banco Bilbao Vizcaya Argentaria SA	70,114	472,493
Banco de Sabadell SA	50,635	70,361
Banco Espirito Santo SA (REG)(a)(b)(c)	10,016	–0	–
Banco Popular Espanol SA	31,769	30,609
Banco Santander SA	155,611	809,531
Bank Hapoalim BM	14,749	87,543
Bank Leumi Le-Israel BM(c)	12,645	51,966
Bank of America Corp.	71,245	1,574,515
Bank of East Asia Ltd. (The)	21,000	80,170
Bank of Ireland(c)	348,125	85,262
Bank of Kyoto Ltd. (The)	2,000	14,825
Bank of Queensland Ltd.	3,683	31,475
Bankia SA	43,854	44,689
Bankinter SA	7,353	56,864
Barclays PLC	180,209	494,556
BB&T Corp.	5,650	265,663
Bendigo & Adelaide Bank Ltd.	8,603	78,698
BNP Paribas SA	13,908	885,076
BOC Hong Kong Holdings Ltd.	39,500	140,681
CaixaBank SA	34,645	114,182
Chiba Bank Ltd. (The)	11,000	67,431
Citigroup, Inc.	20,279	1,205,181
Citizens Financial Group, Inc.	3,619	128,945
Comerica, Inc.	1,200	81,732
Commerzbank AG	15,814	120,405
Commonwealth Bank of Australia	18,280	1,084,444
Concordia Financial Group Ltd.	11,221	53,997
Credit Agricole SA	10,706	132,526
Danske Bank A/S	6,721	203,335
DBS Group Holdings Ltd.	17,000	202,824
DNB ASA	9,303	138,106
Erste Group Bank AG(c)	3,207	93,764
Fifth Third Bancorp	5,340	144,020
Fukuoka Financial Group, Inc.	9,000	39,915
Hachijuni Bank Ltd. (The)	4,000	23,145
Hang Seng Bank Ltd.	8,100	150,211
Hiroshima Bank Ltd. (The)	5,000	23,299
HSBC Holdings PLC	211,162	1,703,784
Huntington Bancshares, Inc./OH	7,565	100,009
ING Groep NV	36,740	517,253
Intesa Sanpaolo SpA	120,775	305,940
Japan Post Bank Co., Ltd.	3,855	46,197
JPMorgan Chase & Co.	25,215	2,175,802
KBC Group NV	3,064	189,318
KeyCorp	7,525	137,482
Kyushu Financial Group, Inc.	3,564	24,148
Lloyds Banking Group PLC	684,632	525,713
M&T Bank Corp.	1,115	174,419
Mebuki Financial Group, Inc.	16,800	62,092

Mediobanca SpA	12,965	$105,837
Mitsubishi UFJ Financial Group, Inc.	135,900	838,139
Mizrahi Tefahot Bank Ltd.	12	175
Mizuho Financial Group, Inc.	253,500	454,915
National Australia Bank Ltd.	28,193	622,740
Natixis SA	21,759	122,533
Nordea Bank AB	28,914	320,385
Oversea-Chinese Banking Corp., Ltd.	29,000	178,108
People’s United Financial, Inc.	2,165	41,914
PNC Financial Services Group, Inc. (The)	3,430	401,173
Raiffeisen Bank International AG(c)	1,307	23,825
Regions Financial Corp.	8,725	125,291
Resona Holdings, Inc.	21,000	107,625
Royal Bank of Scotland Group PLC(c)	47,824	132,145
Seven Bank Ltd.	16,218	46,373
Shinsei Bank Ltd.	37,000	61,914
Shizuoka Bank Ltd. (The)	4,000	33,570
Skandinaviska Enskilda Banken AB–Class A	16,190	169,189
Societe Generale SA	9,446	464,619
Standard Chartered PLC(c)	34,982	285,275
Sumitomo Mitsui Financial Group, Inc.	14,300	544,586
Sumitomo Mitsui Trust Holdings, Inc.	3,200	114,492
SunTrust Banks, Inc.	3,490	191,427
Suruga Bank Ltd.	1,000	22,327
Svenska Handelsbanken AB–Class A	14,254	197,424
Swedbank AB–Class A	8,621	207,718
UniCredit SpA	48,282	138,653
United Overseas Bank Ltd.	12,000	168,587
US Bancorp	11,215	576,115
Wells Fargo & Co.	31,675	1,745,609
Westpac Banking Corp.	35,553	834,567
Zions Bancorporation	1,430	61,547

		25,334,764

CAPITAL MARKETS–1.2%
3i Group PLC	9,721	84,090
Aberdeen Asset Management PLC	7,603	24,039
Affiliated Managers Group, Inc.(c)	407	59,137
Ameriprise Financial, Inc.	1,145	127,026
ASX Ltd.	1,453	52,054
Bank of New York Mellon Corp. (The)	7,415	351,323
BlackRock, Inc.–Class A	877	333,734
Charles Schwab Corp. (The)	8,390	331,153
CME Group, Inc.–Class A	2,350	271,073
Credit Suisse Group AG (REG)(c)	21,154	302,312

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Daiwa Securities Group, Inc.	16,000	$98,524
Deutsche Bank AG (REG)(c)	13,129	238,151
Deutsche Boerse AG	1,511	121,234
E*TRADE Financial Corp.(c)	1,870	64,796
Franklin Resources, Inc.	2,420	95,784
Goldman Sachs Group, Inc. (The)	2,638	631,669
Hargreaves Lansdown PLC	2,483	36,948
Hong Kong Exchanges & Clearing Ltd.	10,900	256,350
Intercontinental Exchange, Inc.	4,330	244,299
Invesco Ltd.	2,830	85,862
Investec PLC	5,877	38,545
Japan Exchange Group, Inc.	4,965	70,812
Julius Baer Group Ltd.(c)	2,130	94,363
London Stock Exchange Group PLC	3,987	142,500
Macquarie Group Ltd.	2,915	182,601
Moody’s Corp.	1,145	107,939
Morgan Stanley	10,270	433,907
Nasdaq, Inc.	760	51,011
Nomura Holdings, Inc.	34,600	204,561
Northern Trust Corp.	1,460	130,013
Partners Group Holding AG	158	73,966
S&P Global, Inc.	1,860	200,024
Schroders PLC	1,291	47,416
Singapore Exchange Ltd.	21,000	103,555
State Street Corp.	2,535	197,020
T. Rowe Price Group, Inc.	1,725	129,824
UBS Group AG	38,983	609,517

		6,627,132

CONSUMER FINANCE–0.3%
Acom Co., Ltd.(c)	6,200	27,074
AEON Financial Service Co., Ltd.	2,600	46,051
American Express Co.	5,410	400,773
Capital One Financial Corp.	3,513	306,474
Credit Saison Co., Ltd.	3,500	62,286
Discover Financial Services	2,810	202,573
Navient Corp.	2,200	36,146
Provident Financial PLC	1,401	48,996
Synchrony Financial	5,518	200,138

		1,330,511

DIVERSIFIED FINANCIAL SERVICES–0.6%
AMP Ltd.	28,155	102,114
Berkshire Hathaway, Inc.–Class B(c)	13,294	2,166,656
Challenger Ltd./Australia	12,809	103,496
Eurazeo SA	1,305	76,292
EXOR NV	3,679	158,222
First Pacific Co., Ltd./Hong Kong	86,660	60,454
Groupe Bruxelles Lambert SA	768	64,344
Industrivarden AB–Class C	4,979	92,598
Investor AB–Class B	4,336	161,560
Kinnevik AB	4,676	111,687

Leucadia National Corp.	2,255	$52,429
Mitsubishi UFJ Lease & Finance Co., Ltd.	10,370	53,486
ORIX Corp.	14,110	219,612
Pargesa Holding SA	346	22,490
Wendel SA	844	101,562

		3,547,002

INSURANCE–1.9%
Admiral Group PLC	2,010	45,203
Aegon NV	11,109	61,029
Aflac, Inc.	2,855	198,708
Ageas	1,646	65,061
AIA Group Ltd.	128,423	719,405
Allianz SE (REG)	4,871	803,900
Allstate Corp. (The)	2,600	192,712
American International Group, Inc.	7,093	463,244
Aon PLC	1,865	208,003
Arthur J Gallagher & Co.	1,202	62,456
Assicurazioni Generali SpA	11,115	164,750
Assurant, Inc.	410	38,073
Aviva PLC	43,251	257,630
Baloise Holding AG (REG)	926	116,523
Chubb Ltd.	3,232	427,012
Cincinnati Financial Corp.	1,060	80,295
CNP Assurances	4,544	84,106
Dai-ichi Life Holdings, Inc.	10,264	170,654
Direct Line Insurance Group PLC	13,089	59,570
Gjensidige Forsikring ASA	3,690	58,500
Hannover Rueck SE (REG)	795	85,882
Hartford Financial Services Group, Inc. (The)	2,675	127,464
Insurance Australia Group Ltd.	23,145	99,809
Japan Post Holdings Co., Ltd.	3,000	37,354
Legal & General Group PLC	63,405	193,155
Lincoln National Corp.	1,590	105,369
Loews Corp.	1,890	88,509
Mapfre SA	16,735	50,976
Marsh & McLennan Cos., Inc.	3,590	242,648
Medibank Pvt Ltd.	39,307	79,859
MetLife, Inc.	7,670	413,336
MS&AD Insurance Group Holdings, Inc.	4,800	148,644
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	1,588	299,938
NN Group NV	7,137	241,605
Old Mutual PLC	61,153	155,938
Principal Financial Group, Inc.	1,840	106,462
Progressive Corp. (The)	4,045	143,597
Prudential Financial, Inc.	3,065	318,944
Prudential PLC	27,421	547,254
QBE Insurance Group Ltd.	13,053	116,625
RSA Insurance Group PLC	10,859	78,308
Sampo Oyj–Class A	4,765	213,008
SCOR SE	3,333	115,024

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Sompo Holdings, Inc.	4,000	$135,085
Sony Financial Holdings, Inc.	4,130	64,380
St James’s Place PLC	4,994	62,294
Standard Life PLC	18,753	85,874
Suncorp Group Ltd.	12,247	119,251
Swiss Life Holding AG(c)	342	96,608
Swiss Re AG	3,176	300,490
T&D Holdings, Inc.	5,500	72,586
Tokio Marine Holdings, Inc.	7,300	298,884
Torchmark Corp.	752	55,468
Travelers Cos., Inc. (The)	2,030	248,513
Tryg A/S	2,469	44,587
UnipolSai SpA	4,035	8,606
Unum Group	1,620	71,167
Willis Towers Watson PLC	887	108,462
XL Group Ltd.	1,910	71,167
Zurich Insurance Group AG(c)	1,604	440,811

		10,570,775

		47,410,184

INFORMATION TECHNOLOGY–6.2%
COMMUNICATIONS EQUIPMENT–0.3%
Cisco Systems, Inc.	35,090	1,060,420
F5 Networks, Inc.(c)	480	69,466
Harris Corp.	845	86,587
Juniper Networks, Inc.	2,640	74,606
Motorola Solutions, Inc.	1,145	94,909
Nokia Oyj	62,192	298,283
Telefonaktiebolaget LM Ericsson–Class B	28,969	169,787

		1,854,058

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
Alps Electric Co., Ltd.	2,053	49,329
Amphenol Corp.–Class A	2,150	144,480
Corning, Inc.	7,205	174,865
FLIR Systems, Inc.	910	32,933
Hamamatsu Photonics KK	1,600	42,024
Hexagon AB–Class B	4,263	151,831
Hirose Electric Co., Ltd.	300	37,100
Hitachi High-Technologies Corp.	600	24,132
Hitachi Ltd.	52,000	280,391
Ingenico Group SA	930	74,201
Keyence Corp.	500	342,125
Kyocera Corp.	3,100	153,700
Murata Manufacturing Co., Ltd.	2,000	267,073
Omron Corp.	1,800	68,787
Shimadzu Corp.	2,000	31,774
TDK Corp.	1,200	82,282
TE Connectivity Ltd.	2,460	170,429
Yaskawa Electric Corp.	2,000	31,010
Yokogawa Electric Corp.	4,500	64,968

		2,223,434

INTERNET SOFTWARE & SERVICES–1.1%
Akamai Technologies, Inc.(c)	1,205	$80,349
Alphabet, Inc.–Class A(c)	2,089	1,655,428
Alphabet, Inc.–Class C(c)	2,094	1,616,191
eBay, Inc.(c)	7,285	216,292
Facebook, Inc.–Class A(c)	16,237	1,868,067
Kakaku.com, Inc.	3,799	62,771
Mixi, Inc.	1,747	63,657
United Internet AG	1,175	45,851
VeriSign, Inc.(c)(d)	625	47,544
Yahoo Japan Corp.	13,553	51,908
Yahoo!, Inc.(c)	6,115	236,467

		5,944,525

IT SERVICES–1.0%
Accenture PLC–Class A	4,335	507,758
Alliance Data Systems Corp.	430	98,255
Amadeus IT Group SA–Class A	4,677	212,121
Atos SE	677	71,354
Automatic Data Processing, Inc.	3,170	325,813
Capgemini SA	1,557	131,176
Cognizant Technology Solutions Corp.–Class A(c)	4,230	237,007
Computershare Ltd.	3,663	32,865
CSRA, Inc.	990	31,522
Fidelity National Information Services, Inc.	2,270	171,703
Fiserv, Inc.(c)	1,550	164,734
Fujitsu Ltd.	18,000	99,676
Global Payments, Inc.	1,059	73,505
International Business Machines Corp.	6,076	1,008,555
Mastercard, Inc.–Class A	6,710	692,807
Nomura Research Institute Ltd.	1,320	40,117
NTT Data Corp.	1,202	58,070
Obic Co., Ltd.	730	31,840
Otsuka Corp.	600	27,986
Paychex, Inc.	2,245	136,676
PayPal Holdings, Inc.(c)	7,835	309,247
Teradata Corp.(c)	895	24,317
Total System Services, Inc.	1,110	54,423
Visa, Inc.–Class A	13,150	1,025,963
Western Union Co. (The)–Class W	3,380	73,414
Worldpay Group PLC(e)	19,184	63,693
Xerox Corp.	5,945	51,900

		5,756,497

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.0%
Analog Devices, Inc.	2,130	154,681
Applied Materials, Inc.	7,535	243,154
ASM Pacific Technology Ltd.	900	9,518
ASML Holding NV	3,784	424,074
Broadcom Ltd.	2,775	490,537
Infineon Technologies AG	10,766	186,225
Intel Corp.	33,040	1,198,361

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

KLA-Tencor Corp.	1,060	$83,401
Lam Research Corp.	1,129	119,369
Linear Technology Corp.	1,640	102,254
Microchip Technology, Inc.	1,495	95,904
Micron Technology, Inc.(c)	7,220	158,262
NVIDIA Corp.	3,735	398,674
NXP Semiconductors NV(c)	3,134	307,163
Qorvo, Inc.(c)	868	45,770
QUALCOMM, Inc.	10,270	669,604
Rohm Co., Ltd.	1,300	74,585
Skyworks Solutions, Inc.	1,324	98,850
STMicroelectronics NV	12,251	138,858
Texas Instruments, Inc.	6,975	508,966
Tokyo Electron Ltd.	1,500	141,074
Xilinx, Inc.	1,735	104,742

		5,754,026

SOFTWARE–1.4%
Activision Blizzard, Inc.	4,755	171,703
Adobe Systems, Inc.(c)	3,460	356,207
Autodesk, Inc.(c)	1,375	101,764
CA, Inc.	2,185	69,417
Check Point Software Technologies Ltd.(c)	1,375	116,132
Citrix Systems, Inc.(c)	1,080	96,455
Dassault Systemes SE	924	70,331
Electronic Arts, Inc.(c)	2,085	164,215
Gemalto NV	323	18,654
Intuit, Inc.	1,700	194,837
Konami Holdings Corp.	1,300	52,466
LINE Corp.(c)	873	29,803
Microsoft Corp.	54,420	3,381,659
Mobileye NV(c)	1,869	71,246
Nexon Co., Ltd.	2,595	37,501
Nice Ltd.	596	40,893
Nintendo Co., Ltd.	1,200	249,450
Oracle Corp.	21,000	807,450
Oracle Corp. Japan	500	25,152
Red Hat, Inc.(c)	1,240	86,428
Sage Group PLC (The)	12,240	98,667
salesforce.com, Inc.(c)	4,484	306,975
SAP SE	10,475	906,140
Symantec Corp.	4,255	101,652
Trend Micro, Inc./Japan	1,600	56,790

		7,611,987

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.0%
Apple, Inc.	37,650	4,360,623
Brother Industries Ltd.	2,200	39,550
Canon, Inc.	11,400	321,049
FUJIFILM Holdings Corp.	4,200	159,036
Hewlett Packard Enterprise Co.	11,560	267,498
HP, Inc.	11,910	176,744
Konica Minolta, Inc.	6,000	59,464
NEC Corp.	25,000	66,123
NetApp, Inc.	1,940	68,424
Ricoh Co., Ltd.	6,000	50,687
Seagate Technology PLC	2,050	78,249

Seiko Epson Corp.	2,700	$57,004
Western Digital Corp.	1,963	133,386

		5,837,837

		34,982,364

CONSUMER DISCRETIONARY–5.8%
AUTO COMPONENTS–0.3%
Aisin Seiki Co., Ltd.	1,800	77,885
BorgWarner, Inc.	1,380	54,427
Bridgestone Corp.	6,900	248,267
Cie Generale des Etablissements Michelin–Class B	1,732	192,527
Continental AG	1,047	201,712
Delphi Automotive PLC	1,891	127,359
Denso Corp.	5,200	224,933
GKN PLC	16,316	66,502
Goodyear Tire & Rubber Co. (The)	1,810	55,875
Koito Manufacturing Co., Ltd.	1,000	52,810
NGK Spark Plug Co., Ltd.	3,000	66,494
NOK Corp.	2,800	56,632
Nokian Renkaat Oyj	1,090	40,524
Stanley Electric Co., Ltd.	1,600	43,588
Sumitomo Electric Industries Ltd.	7,200	103,675
Sumitomo Rubber Industries Ltd.	4,100	64,872
Toyota Industries Corp.	1,600	76,072
Valeo SA	2,277	130,718
Yokohama Rubber Co., Ltd. (The)	1,000	17,875

		1,902,747

AUTOMOBILES–1.0%
Bayerische Motoren Werke AG	3,152	293,565
Daimler AG (REG)	10,262	761,600
Ferrari NV	572	33,302
Fiat Chrysler Automobiles NV	14,140	128,629
Ford Motor Co.	27,220	330,179
Fuji Heavy Industries Ltd.	6,000	244,466
General Motors Co.	9,916	345,473
Harley-Davidson, Inc.	1,250	72,925
Honda Motor Co., Ltd.	17,400	507,998
Isuzu Motors Ltd.	5,500	69,545
Mazda Motor Corp.	5,200	84,677
Mitsubishi Motors Corp.	11,400	64,805
Nissan Motor Co., Ltd.	26,300	263,819
Peugeot SA(c)	7,475	121,747
Porsche Automobil Holding SE (Preference Shares)	1,458	79,198
Renault SA	1,830	162,535
Suzuki Motor Corp.	3,500	122,881
Toyota Motor Corp.	28,500	1,670,909
Volkswagen AG	630	90,421
Volkswagen AG (Preference Shares)	1,767	247,234
Yamaha Motor Co., Ltd.	2,700	59,208

		5,755,116

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

DISTRIBUTORS–0.0%
Genuine Parts Co.	1,060	$101,272
Jardine Cycle & Carriage Ltd.	2,000	56,800
LKQ Corp.(c)	2,114	64,794

		222,866

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	8,242
H&R Block, Inc.	1,520	34,945

		43,187

HOTELS, RESTAURANTS & LEISURE–0.7%
Accor SA	2,705	100,768
Aristocrat Leisure Ltd.	4,876	54,400
Carnival Corp.	2,985	155,399
Carnival PLC	2,273	115,172
Chipotle Mexican Grill, Inc.–Class A(c)(d)	244	92,066
Compass Group PLC	17,510	323,612
Crown Resorts Ltd.	9,430	78,593
Darden Restaurants, Inc.	870	63,266
Domino’s Pizza Enterprises Ltd.	823	38,486
Galaxy Entertainment Group Ltd.	20,155	87,294
Genting Singapore PLC	92,000	57,261
InterContinental Hotels Group PLC	1,779	79,546
Marriott International, Inc./MD–Class A	2,231	184,459
McDonald’s Corp.	5,980	727,886
McDonald’s Holdings Co. Japan Ltd.	2,200	57,550
Melco Crown Entertainment Ltd. (ADR)	2,027	32,229
Merlin Entertainments PLC(e)	6,755	37,291
Oriental Land Co., Ltd./Japan	2,100	118,528
Paddy Power Betfair PLC	1,036	110,237
Royal Caribbean Cruises Ltd.	1,177	96,561
Sands China Ltd.	39,744	171,463
Sodexo SA	1,005	115,387
Starbucks Corp.	10,220	567,414
Tatts Group Ltd.	15,121	48,725
TUI AG	6,938	99,332
Whitbread PLC	1,737	80,802
William Hill PLC	8,420	30,074
Wyndham Worldwide Corp.	750	57,278
Wynn Macau Ltd.	77,455	122,442
Wynn Resorts Ltd.	560	48,446
Yum! Brands, Inc.	2,545	161,175

		4,113,142

HOUSEHOLD DURABLES–0.4%
Auto Trader Group PLC(e)	9,529	47,907
Barratt Developments PLC	9,541	54,242
Berkeley Group Holdings PLC	1,236	42,727
Casio Computer Co., Ltd.	2,100	29,596

DR Horton, Inc.	2,355	$64,362
Electrolux AB–Class B	2,430	60,169
Garmin Ltd.	770	37,337
Harman International Industries, Inc.	490	54,468
Husqvarna AB–Class B	8,194	63,578
Iida Group Holdings Co., Ltd.	1,346	25,516
Leggett & Platt, Inc.	925	45,214
Lennar Corp.–Class A	1,300	55,809
Mohawk Industries, Inc.(c)	450	89,856
Newell Brands, Inc.	3,355	149,801
Nikon Corp.	3,200	49,697
Panasonic Corp.	23,500	238,341
Persimmon PLC	2,928	63,882
PulteGroup, Inc.	2,135	39,241
Rinnai Corp.	700	56,325
SEB SA	241	32,656
Sekisui Chemical Co., Ltd.	4,000	63,674
Sekisui House Ltd.	6,000	99,686
Sharp Corp./Japan(c)	15,000	34,707
Sony Corp.	13,500	377,216
Taylor Wimpey PLC	31,025	58,516
Whirlpool Corp.	550	99,974

		2,034,497

INTERNET & DIRECT MARKETING RETAIL–0.6%
Amazon.com, Inc.(c)	2,762	2,071,141
Expedia, Inc.	832	94,249
Netflix, Inc.(c)	2,982	369,172
Priceline Group, Inc. (The)(c)	347	508,723
Rakuten, Inc.	8,852	86,730
Start Today Co., Ltd.	2,592	44,651
TripAdvisor, Inc.(c)	762	35,334
Zalando SE(c)(e)	2,021	76,988

		3,286,988

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	1,900	52,297
Hasbro, Inc.	800	62,232
Mattel, Inc.(d)	2,335	64,329
Sankyo Co., Ltd.	300	9,673
Sega Sammy Holdings, Inc.	2,500	37,150
Shimano, Inc.	700	109,643
Yamaha Corp.	1,600	48,788

		384,112

MEDIA–1.1%
Altice NV–Class A(c)	3,528	69,819
Altice NV–Class B(c)	1,176	23,400
Axel Springer SE	2,191	106,239
CBS Corp.–Class B	2,840	180,681
Charter Communications, Inc.–Class A(c)	1,523	438,502
Comcast Corp.–Class A	16,751	1,156,656
Dentsu, Inc.	2,100	98,749
Discovery Communications, Inc.–Class A(c)	1,045	28,643

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Discovery Communications, Inc.–Class C(c)	1,545	$41,375
Eutelsat Communications SA	3,140	60,720
Hakuhodo DY Holdings, Inc.	2,490	30,660
Interpublic Group of Cos., Inc. (The)	2,795	65,431
ITV PLC	34,542	87,702
JCDecaux SA	189	5,557
Lagardere SCA	2,184	60,618
News Corp.–Class A	2,658	30,461
News Corp.–Class B	817	9,641
Omnicom Group, Inc.	1,660	141,283
Pearson PLC	7,821	78,473
ProSiebenSat.1 Media SE	1,328	51,117
Publicis Groupe SA	1,801	124,097
REA Group Ltd.	1,002	39,819
RTL Group SA (London)(c)	1,166	85,287
Schibsted ASA–Class B	2,252	47,662
Scripps Networks Interactive, Inc.–Class A	670	47,818
SES SA	4,651	102,335
Singapore Press Holdings Ltd.	6,000	14,591
Sky PLC	13,314	162,310
TEGNA, Inc.	1,450	31,015
Telenet Group Holding NV(c)	459	25,441
Time Warner, Inc.	5,445	525,606
Toho Co., Ltd./Tokyo	1,000	28,209
Twenty-First Century Fox, Inc.–Class A	7,421	208,085
Twenty-First Century Fox, Inc.–Class B	3,367	91,751
Viacom, Inc.–Class B	2,410	84,591
Vivendi SA	11,072	210,002
Walt Disney Co. (The)	10,314	1,074,925
WPP PLC	13,761	306,229

		5,975,500

MULTILINE RETAIL–0.2%
Dollar General Corp.	1,820	134,808
Dollar Tree, Inc.(c)	1,638	126,421
Don Quijote Holdings Co., Ltd.	1,000	36,905
Isetan Mitsukoshi Holdings Ltd.	2,200	23,689
J Front Retailing Co., Ltd.	3,500	47,123
Kohl’s Corp.	1,230	60,737
Macy’s, Inc.	2,105	75,380
Marks & Spencer Group PLC	15,442	66,519
Marui Group Co., Ltd.	3,300	48,080
Next PLC	1,363	83,614
Nordstrom, Inc.	770	36,906
Ryohin Keikaku Co., Ltd.	146	28,577
Target Corp.	4,025	290,726

		1,059,485

SPECIALTY RETAIL–0.8%
ABC-Mart, Inc.	500	28,286
Advance Auto Parts, Inc.	531	89,803
AutoNation, Inc.(c)	435	21,163
AutoZone, Inc.(c)	225	177,703
Bed Bath & Beyond, Inc.	1,045	42,469

Best Buy Co., Inc.	1,900	$81,073
CarMax, Inc.(c)(d)	1,320	84,995
Dixons Carphone PLC	16,194	70,727
Dufry AG (REG)(c)	264	32,861
Fast Retailing Co., Ltd.	500	178,513
Foot Locker, Inc.	942	66,778
Gap, Inc. (The)	1,505	33,772
Hennes & Mauritz AB–Class B	9,038	250,543
Hikari Tsushin, Inc.	500	46,544
Home Depot, Inc. (The)	8,630	1,157,110
Industria de Diseno Textil SA	11,626	396,051
Kingfisher PLC	29,522	127,192
L Brands, Inc.	1,685	110,940
Lowe’s Cos., Inc.	6,090	433,121
Nitori Holdings Co., Ltd.	750	85,511
O’Reilly Automotive, Inc.(c)	690	192,103
Ross Stores, Inc.	2,750	180,400
Shimamura Co., Ltd.	200	24,937
Signet Jewelers Ltd.(d)	508	47,884
Staples, Inc.	4,515	40,861
Tiffany & Co.	755	58,460
TJX Cos., Inc. (The)	4,570	343,344
Tractor Supply Co.	915	69,366
Ulta Salon Cosmetics & Fragrance, Inc.(c)	402	102,486
Urban Outfitters, Inc.(c)	585	16,661
USS Co., Ltd.	4,120	65,449
Yamada Denki Co., Ltd.	10,990	59,175

		4,716,281

TEXTILES, APPAREL & LUXURY GOODS–0.6%
adidas AG	1,792	282,631
Asics Corp.	3,000	59,784
Burberry Group PLC	4,236	78,065
Christian Dior SE	581	121,726
Cie Financiere Richemont SA	4,969	328,404
Coach, Inc.	1,930	67,589
Hanesbrands, Inc.	2,627	56,664
Hermes International	281	115,271
HUGO BOSS AG	1,317	80,401
Kering	721	161,723
Li & Fung Ltd.	48,000	21,036
Luxottica Group SpA	1,559	83,791
LVMH Moet Hennessy Louis Vuitton SE	2,973	566,867
Michael Kors Holdings Ltd.(c)	1,159	49,814
NIKE, Inc.–Class B	9,420	478,819
Pandora A/S	1,106	144,377
PVH Corp.	545	49,181
Ralph Lauren Corp.	390	35,225
Swatch Group AG (The)	294	91,247
Swatch Group AG (The) (REG)	1,834	111,926
Under Armour, Inc.–Class A(c)(d)	1,247	36,225
Under Armour, Inc.–Class C(c)	1,254	31,563
VF Corp.	2,310	123,238

		3,175,567

		32,669,488

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HEALTH CARE–5.8%
BIOTECHNOLOGY–0.8%
AbbVie, Inc.	11,366	$711,739
Actelion Ltd. (REG)(c)	978	211,354
Alexion Pharmaceuticals, Inc.(c)	1,580	193,313
Amgen, Inc.	5,253	768,041
Biogen, Inc.(c)	1,565	443,803
Celgene Corp.(c)	5,430	628,523
CSL Ltd.	4,876	352,631
Genmab A/S(c)	540	89,452
Gilead Sciences, Inc.	9,215	659,886
Grifols SA	2,839	56,358
Regeneron Pharmaceuticals, Inc.(c)	540	198,229
Vertex Pharmaceuticals, Inc.(c)	1,707	125,755

		4,439,084

HEALTH CARE EQUIPMENT & SUPPLIES–0.8%
Abbott Laboratories	10,265	394,279
Baxter International, Inc.	3,380	149,869
Becton Dickinson and Co.	1,487	246,173
Boston Scientific Corp.(c)	9,460	204,620
Cochlear Ltd.	405	35,746
Coloplast A/S–Class B	1,154	77,732
Cooper Cos., Inc. (The)	361	63,150
CR Bard, Inc.	515	115,700
CYBERDYNE, Inc.(c)	3,189	44,968
Danaher Corp.	4,240	330,042
DENTSPLY SIRONA, Inc.	1,596	92,137
Edwards Lifesciences Corp.(c)	1,490	139,613
Essilor International SA	2,369	267,290
Getinge AB–Class B	2,013	32,254
Hologic, Inc.(c)	1,920	77,030
Hoya Corp.	3,900	163,525
Intuitive Surgical, Inc.(c)	305	193,422
Medtronic PLC	9,659	688,011
Olympus Corp.	2,800	96,473
Smith & Nephew PLC	9,779	146,775
Sonova Holding AG (REG)	666	80,579
St Jude Medical, Inc.	1,965	157,573
Stryker Corp.	2,175	260,587
Sysmex Corp.	1,500	86,669
Terumo Corp.	3,300	121,655
Varian Medical Systems, Inc.(c)	645	57,908
William Demant Holding A/S(c)	2,050	35,607
Zimmer Biomet Holdings, Inc.	1,385	142,932

		4,502,319

HEALTH CARE PROVIDERS & SERVICES–0.8%
Aetna, Inc.	2,467	305,933
Alfresa Holdings Corp.	2,700	44,596
AmerisourceBergen Corp.–Class A	1,235	96,565
Anthem, Inc.	1,850	265,974
Cardinal Health, Inc.	2,195	157,974
Centene Corp.(c)	1,187	67,077
Cigna Corp.	1,815	242,103

DaVita, Inc.(c)	1,150	$73,830
Envision Healthcare Corp.(c)	823	52,088
Express Scripts Holding Co.(c)	4,389	301,919
Fresenius Medical Care AG & Co. KGaA	2,085	176,226
Fresenius SE & Co. KGaA	4,696	366,339
HCA Holdings, Inc.(c)	2,050	151,741
Healthscope Ltd.	34,249	56,458
Henry Schein, Inc.(c)	570	86,475
Humana, Inc.	1,065	217,292
Laboratory Corp. of America Holdings(c)	725	93,075
McKesson Corp.	1,565	219,804
Mediclinic International PLC	3,929	37,321
Medipal Holdings Corp.	3,900	61,433
Miraca Holdings, Inc.	1,000	44,726
Patterson Cos., Inc.	560	22,977
Quest Diagnostics, Inc.	950	87,305
Ramsay Health Care Ltd.	1,156	56,837
Ryman Healthcare Ltd.	3,027	17,044
Sonic Healthcare Ltd.	5,598	86,153
Suzuken Co., Ltd./Aichi Japan	1,200	39,195
UnitedHealth Group, Inc.	6,635	1,061,865
Universal Health Services, Inc.–Class B	650	69,147

		4,559,472

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(c)	2,080	98,530
M3, Inc.	2,070	52,042

		150,572

LIFE SCIENCES TOOLS & SERVICES–0.2%
Agilent Technologies, Inc.	2,245	102,282
Illumina, Inc.(c)	1,011	129,448
Lonza Group AG (REG)(c)	607	104,907
Mettler-Toledo International, Inc.(c)	220	92,083
PerkinElmer, Inc.	755	39,373
QIAGEN NV(c)	2,807	78,662
Thermo Fisher Scientific, Inc.	2,785	392,964
Waters Corp.(c)	545	73,243

		1,012,962

PHARMACEUTICALS–3.2%
Allergan PLC(c)	2,796	587,188
Astellas Pharma, Inc.	22,500	312,150
AstraZeneca PLC	13,478	736,003
Bayer AG (Reg)	8,814	918,273
Bristol-Myers Squibb Co.	11,665	681,703
Chugai Pharmaceutical Co., Ltd.	2,100	60,236
Daiichi Sankyo Co., Ltd.	5,700	116,390
Eisai Co., Ltd.	2,400	137,538
Eli Lilly & Co.	6,765	497,566
Endo International PLC(c)	1,383	22,778
Galenica AG (Reg)	21	23,664
GlaxoSmithKline PLC	51,920	997,304

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Hikma Pharmaceuticals PLC	1,367	$31,862
Hisamitsu Pharmaceutical Co., Inc.	1,000	49,947
Johnson & Johnson	19,105	2,201,087
Kyowa Hakko Kirin Co., Ltd.	2,000	27,587
Mallinckrodt PLC(c)	724	36,070
Merck & Co., Inc.	19,305	1,136,485
Merck KGaA	1,230	128,069
Mitsubishi Tanabe Pharma Corp.	3,000	58,740
Mylan NV(c)	2,555	97,473
Novartis AG (REG)	23,800	1,730,818
Novo Nordisk A/S–Class B	20,377	730,967
Ono Pharmaceutical Co., Ltd.	3,900	84,999
Orion Oyj–Class B	974	43,277
Otsuka Holdings Co., Ltd.	3,717	161,914
Perrigo Co. PLC	1,022	85,061
Pfizer, Inc.	42,336	1,375,073
Roche Holding AG	7,488	1,706,909
Sanofi	12,344	998,200
Santen Pharmaceutical Co., Ltd.	2,500	30,503
Shionogi & Co., Ltd.	2,800	133,820
Shire PLC	9,577	546,839
Sumitomo Dainippon Pharma Co., Ltd.	2,900	49,776
Taisho Pharmaceutical Holdings Co., Ltd.	567	47,004
Takeda Pharmaceutical Co., Ltd.	7,600	315,294
Taro Pharmaceutical Industries Ltd.(c)(d)	163	17,159
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	9,726	352,567
UCB SA	1,203	76,969
Zoetis, Inc.	3,446	184,464

		17,529,726

		32,194,135

INDUSTRIALS–5.7%
AEROSPACE & DEFENSE–0.8%
Airbus Group SE	5,607	370,335
Arconic, Inc.	2,756	51,096
BAE Systems PLC	33,818	245,977
Boeing Co. (The)	4,060	632,061
Cobham PLC	16,316	32,851
Dassault Aviation SA	41	45,761
Elbit Systems Ltd.	250	25,255
General Dynamics Corp.	2,010	347,046
L3 Technologies, Inc.	525	79,858
Leonardo-Finmeccanica SpA(c)	5,271	73,822
Lockheed Martin Corp.	1,800	449,892
Meggitt PLC	10,854	61,295
Northrop Grumman Corp.	1,240	288,399
Raytheon Co.	2,050	291,100
Rockwell Collins, Inc.	900	83,484
Rolls-Royce Holdings PLC(c)	19,591	160,911
Safran SA	2,977	214,117

Singapore Technologies Engineering Ltd.	43,000	$95,507
Textron, Inc.	1,855	90,079
Thales SA	694	67,235
TransDigm Group, Inc.	363	90,372
United Technologies Corp.	5,425	594,688
Zodiac Aerospace	4,945	113,394

		4,504,535

AIR FREIGHT & LOGISTICS–0.3%
Bollore SA	25,929	91,298
CH Robinson Worldwide, Inc.	965	70,696
Deutsche Post AG (REG)	9,235	302,862
Expeditors International of Washington, Inc.	1,220	64,611
FedEx Corp.	1,715	319,333
Kuehne & Nagel International AG (REG)	121	15,972
Royal Mail PLC	8,567	48,698
United Parcel Service, Inc.–Class B	4,855	556,577
Yamato Holdings Co., Ltd.	3,400	68,922

		1,538,969

AIRLINES–0.2%
Alaska Air Group, Inc.	843	74,799
American Airlines Group, Inc.	3,682	171,913
ANA Holdings, Inc.	25,000	67,251
Cathay Pacific Airways Ltd.	20,000	26,247
Delta Air Lines, Inc.	5,202	255,886
Deutsche Lufthansa AG (REG)	3,330	42,926
easyJet PLC	2,320	28,697
International Consolidated Airlines Group SA	10,420	56,134
Japan Airlines Co., Ltd.	900	26,263
Qantas Airways Ltd.	24,972	59,821
Singapore Airlines Ltd.	14,000	93,267
Southwest Airlines Co.	4,305	214,561
United Continental Holdings, Inc.(c)	2,022	147,363

		1,265,128

BUILDING PRODUCTS–0.2%
Allegion PLC	635	40,640
Asahi Glass Co., Ltd.	10,000	67,847
Assa Abloy AB–Class B	9,541	176,543
Cie de Saint-Gobain	4,539	211,142
Daikin Industries Ltd.	2,500	229,022
Fortune Brands Home & Security, Inc.	1,071	57,256
Geberit AG (REG)	360	144,128
Johnson Controls International PLC	5,892	242,692
LIXIL Group Corp.	2,500	56,663
Masco Corp.	2,305	72,884
TOTO Ltd.	1,000	39,499

		1,338,316

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–0.2%
Babcock International Group PLC	2,400	$28,151
Brambles Ltd.	15,030	134,129
Cintas Corp.	585	67,603
Dai Nippon Printing Co., Ltd.	5,000	49,333
Edenred	818	16,197
G4S PLC	12,380	35,783
ISS A/S	1,785	60,160
Park24 Co., Ltd.	1,300	35,203
Pitney Bowes, Inc.	1,255	19,063
Republic Services, Inc.–Class A	1,600	91,280
Secom Co., Ltd.	2,000	146,128
Societe BIC SA	891	121,066
Sohgo Security Services Co., Ltd.	1,000	38,384
Stericycle, Inc.(c)	610	46,994
Toppan Printing Co., Ltd.	5,000	47,676
Waste Management, Inc.	2,845	201,739

		1,138,889

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA	1,829	57,719
Bouygues SA	1,739	62,255
CIMIC Group Ltd.	2,988	75,181
Eiffage SA	1,102	76,756
Ferrovial SA	4,609	82,198
Fluor Corp.	965	50,682
HOCHTIEF AG	422	58,917
Jacobs Engineering Group, Inc.(c)	815	46,455
JGC Corp.	4,000	72,465
Kajima Corp.	7,000	48,350
Obayashi Corp.	6,000	57,284
Quanta Services, Inc.(c)	1,015	35,373
Shimizu Corp.	4,000	36,512
Skanska AB–Class B	8,587	202,175
Taisei Corp.	10,000	69,830
Vinci SA	4,768	324,341

		1,356,493

ELECTRICAL EQUIPMENT–0.4%
ABB Ltd. (REG)(c)	20,970	441,245
Acuity Brands, Inc.	323	74,568
AMETEK, Inc.	1,599	77,711
Eaton Corp. PLC	3,144	210,931
Emerson Electric Co.	4,450	248,087
First Solar, Inc.(c)(d)	520	16,687
Fuji Electric Co., Ltd.	14,000	72,292
Legrand SA	2,541	144,164
Mabuchi Motor Co., Ltd.	800	41,571
Mitsubishi Electric Corp.	21,000	292,092
Nidec Corp.	2,300	198,009
Prysmian SpA	1,074	27,527
Rockwell Automation, Inc.	930	124,992

Schneider Electric SE (Paris)	5,314	$369,155
Vestas Wind Systems A/S	2,133	138,143

		2,477,174

INDUSTRIAL CONGLOMERATES–1.0%
3M Co.	4,255	759,815
CK Hutchison Holdings Ltd.	25,840	291,694
DCC PLC	843	62,661
General Electric Co.	62,559	1,976,864
Honeywell International, Inc.	5,305	614,584
Jardine Matheson Holdings Ltd.	2,300	126,909
Keihan Holdings Co., Ltd.	5,000	32,797
Keppel Corp., Ltd.	13,000	51,739
Koninklijke Philips NV	7,299	223,144
NWS Holdings Ltd.	37,000	60,147
Roper Technologies, Inc.	725	132,733
Seibu Holdings, Inc.	3,142	56,254
Siemens AG (REG)	8,153	998,253
Smiths Group PLC	3,761	65,468
Toshiba Corp.(c)	38,000	91,791

		5,544,853

MACHINERY–1.0%
Alfa Laval AB	3,611	59,565
Alstom SA(c)	3,502	96,300
Amada Holdings Co., Ltd.	3,000	33,422
ANDRITZ AG	693	34,729
Atlas Copco AB–Class A	6,392	193,911
Atlas Copco AB–Class B	3,579	97,304
Caterpillar, Inc.	4,085	378,843
CNH Industrial NV	22,634	196,395
Cummins, Inc.	1,100	150,337
Deere & Co.	2,035	209,686
Dover Corp.	1,085	81,299
FANUC Corp.	2,100	351,318
Flowserve Corp.	910	43,726
Fortive Corp.	2,070	111,014
GEA Group AG	1,741	69,867
Hino Motors Ltd.	6,000	60,960
Hitachi Construction Machinery Co., Ltd.	3,000	64,857
Hoshizaki Corp.	400	31,668
IHI Corp.(c)	26,000	67,337
Illinois Tool Works, Inc.	2,225	272,474
IMI PLC	4,517	57,767
Ingersoll-Rand PLC	1,805	135,447
JTEKT Corp.	4,300	68,567
Kawasaki Heavy Industries Ltd.	9,000	28,171
Komatsu Ltd.	9,800	221,971
Kone Oyj–Class B	3,593	160,548
Kubota Corp.	10,000	142,508
Kurita Water Industries Ltd.	1,200	26,401
Makita Corp.	1,100	73,501
MAN SE	1,273	126,353
Metso Oyj	1,073	30,526
Minebea Co., Ltd.	7,000	65,319
Mitsubishi Heavy Industries Ltd.	31,000	140,927
Nabtesco Corp.	1,000	23,181

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

NGK Insulators Ltd.	2,000	$38,714
NSK Ltd.	3,000	34,648
PACCAR, Inc.	2,410	153,999
Parker-Hannifin Corp.	945	132,300
Pentair PLC	1,160	65,041
Sandvik AB	12,165	150,068
Schindler Holding AG	413	72,735
Schindler Holding AG (REG)	575	100,365
SKF AB–Class B	4,700	86,180
SMC Corp./Japan	600	142,755
Snap-on, Inc.	420	71,933
Stanley Black & Decker, Inc.	1,065	122,145
Sumitomo Heavy Industries Ltd.	6,000	38,527
THK Co., Ltd.	3,100	68,459
Volvo AB–Class B	14,676	170,858
Wartsila Oyj Abp	1,408	63,130
Weir Group PLC (The)	2,037	47,338
Xylem, Inc./NY	1,235	61,157
Zardoya Otis SA	4,352	36,726

		5,563,277

MARINE–0.1%
AP Moller–Maersk A/S–Class A	70	105,638
AP Moller–Maersk A/S–Class B	68	108,390
Mitsui OSK Lines Ltd.	12,000	33,121
Nippon Yusen KK	31,000	57,408

		304,557

PROFESSIONAL SERVICES–0.3%
Adecco Group AG (REG)	1,673	109,208
Bureau Veritas SA	3,094	59,882
Capita PLC	6,326	41,363
Dun & Bradstreet Corp. (The)	265	32,150
Equifax, Inc.	855	101,087
Experian PLC	10,230	198,069
Intertek Group PLC	1,536	65,830
Nielsen Holdings PLC	2,316	97,156
Randstad Holding NV	1,613	87,372
Recruit Holdings Co., Ltd.	3,916	156,939
RELX NV	15,125	254,401
RELX PLC	11,663	207,840
Robert Half International, Inc.	885	43,170
SGS SA (REG)	52	105,652
Verisk Analytics, Inc.– Class A(c)	1,100	89,287
Wolters Kluwer NV	5,568	201,390

		1,850,796

ROAD & RAIL–0.5%
Aurizon Holdings Ltd.	12,975	47,175
Central Japan Railway Co.	1,537	252,359
CSX Corp.	6,560	235,701
DSV A/S	1,630	72,389
East Japan Railway Co.	3,600	310,387
Hankyu Hanshin Holdings, Inc.	2,200	70,446
JB Hunt Transport Services, Inc.	603	58,533
Kansas City Southern	770	65,334
Keikyu Corp.	4,000	46,333

Keio Corp.	6,000	$49,285
Keisei Electric Railway Co., Ltd.	1,000	24,214
Kintetsu Group Holdings Co., Ltd.	17,000	64,782
MTR Corp., Ltd.	15,500	75,147
Nagoya Railroad Co., Ltd.	9,000	43,454
Nippon Express Co., Ltd.	12,000	64,431
Norfolk Southern Corp.	2,040	220,463
Odakyu Electric Railway Co., Ltd.	3,000	59,280
Ryder System, Inc.	365	27,171
Tobu Railway Co., Ltd.	6,000	29,744
Tokyu Corp.	10,000	73,382
Union Pacific Corp.	5,800	601,344
West Japan Railway Co.	1,568	96,049

		2,587,403

TRADING COMPANIES & DISTRIBUTORS–0.4%
AerCap Holdings NV(c)	1,701	70,779
Ashtead Group PLC	4,791	93,139
Brenntag AG	1,471	81,536
Bunzl PLC	3,191	82,843
Fastenal Co.	1,980	93,020
ITOCHU Corp.	16,000	211,852
Marubeni Corp.	16,000	90,497
MISUMI Group, Inc.	2,900	47,637
Mitsubishi Corp.	16,100	341,942
Mitsui & Co., Ltd.	18,200	249,382
Sumitomo Corp.	11,300	132,655
Toyota Tsusho Corp.	2,300	59,782
Travis Perkins PLC	2,972	53,128
United Rentals, Inc.(c)	600	63,348
Wolseley PLC	3,100	189,243
WW Grainger, Inc.	380	88,255

		1,949,038

TRANSPORTATION INFRASTRUCTURE–0.1%
Abertis Infraestructuras SA	6,861	95,858
Aena SA(e)	643	87,603
Aeroports de Paris	1,000	107,087
Atlantia SpA	176	4,118
Auckland International Airport Ltd.	10,521	45,635
Groupe Eurotunnel SE (REG)	2,068	19,646
Hutchison Port Holdings Trust–Class U	43,553	18,898
Japan Airport Terminal Co., Ltd.	1,200	43,361
Kamigumi Co., Ltd.	3,000	28,573
Mitsubishi Logistics Corp.	1,000	14,098
Sydney Airport	15,829	68,325
Transurban Group	19,376	144,202

		677,404

		32,096,832

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–4.9%
BEVERAGES–1.0%
Anheuser-Busch InBev SA/NV	8,118	$859,242
Asahi Group Holdings Ltd.	3,700	116,495
Brown-Forman Corp.–Class B	1,254	56,330
Carlsberg A/S–Class B	1,051	90,522
Coca-Cola Amatil Ltd.	8,031	58,570
Coca-Cola Co. (The)	27,130	1,124,810
Coca-Cola European Partners PLC	2,055	64,858
Coca-Cola HBC AG(c)	1,928	41,983
Constellation Brands, Inc.–Class A	1,270	194,704
Diageo PLC	26,828	696,182
Dr Pepper Snapple Group, Inc.	1,270	115,151
Heineken Holding NV	1,000	69,540
Heineken NV	4,780	358,203
Kirin Holdings Co., Ltd.	8,000	129,850
Molson Coors Brewing Co.–Class B	1,300	126,503
Monster Beverage Corp.(c)	2,880	127,699
PepsiCo, Inc.	10,075	1,054,147
Pernod Ricard SA	2,021	218,713
Remy Cointreau SA	195	16,621
Suntory Beverage & Food Ltd.	1,324	54,842
Treasury Wine Estates Ltd.	6,024	46,340

		5,621,305

FOOD & STAPLES RETAILING–0.9%
Aeon Co., Ltd.	6,200	87,628
Carrefour SA	5,903	142,120
Casino Guichard Perrachon SA	1,228	58,839
Colruyt SA	862	42,604
Costco Wholesale Corp.	3,065	490,737
CVS Health Corp.	7,430	586,301
Distribuidora Internacional de Alimentacion SA	8,219	40,311
FamilyMart UNY Holdings Co., Ltd.	800	53,232
ICA Gruppen AB	2,462	74,938
J Sainsbury PLC	18,022	55,390
Jeronimo Martins SGPS SA	2,405	37,301
Koninklijke Ahold Delhaize NV	9,852	207,513
Kroger Co. (The)	6,580	227,076
Lawson, Inc.	600	42,115
METRO AG	3,266	108,553
Seven & i Holdings Co., Ltd.	8,000	304,233
Sundrug Co., Ltd.	500	34,571
Sysco Corp.	3,555	196,840
Tesco PLC(c)	87,120	222,138
Tsuruha Holdings, Inc.	600	56,786
Wal-Mart Stores, Inc.	10,563	730,115
Walgreens Boots Alliance, Inc.	5,945	492,008
Wesfarmers Ltd.	12,002	364,284
Whole Foods Market, Inc.	2,220	68,287
Wm Morrison Supermarkets PLC	29,345	83,348
Woolworths Ltd.	14,003	243,059

		5,050,327

FOOD PRODUCTS–1.1%
Ajinomoto Co., Inc.	5,000	$100,613
Archer-Daniels-Midland Co.	4,015	183,285
Associated British Foods PLC	3,391	114,419
Barry Callebaut AG (REG)(c)	91	111,176
Calbee, Inc.	1,315	41,135
Campbell Soup Co.	1,325	80,123
Chocoladefabriken Lindt & Spruengli AG (REG)	1	60,755
Conagra Brands, Inc.	2,885	114,102
Danone SA	6,291	398,085
General Mills, Inc.	4,135	255,419
Golden Agri-Resources Ltd.	48,000	14,212
Hershey Co. (The)	1,000	103,430
Hormel Foods Corp.	1,850	64,398
JM Smucker Co. (The)	795	101,808
Kellogg Co.	1,765	130,098
Kerry Group PLC–Class A	1,906	136,231
Kikkoman Corp.	1,000	31,906
Kraft Heinz Co. (The)	4,178	364,823
Marine Harvest ASA(c)	4,327	78,234
McCormick & Co., Inc./MD	825	76,997
Mead Johnson Nutrition Co.–Class A	1,260	89,158
MEIJI Holdings Co., Ltd.	1,100	86,051
Mondelez International, Inc.–Class A	10,835	480,316
Nestle SA (REG)	33,982	2,434,388
NH Foods Ltd.	1,000	26,976
Nisshin Seifun Group, Inc.	4,000	59,936
Nissin Foods Holdings Co., Ltd.	1,200	62,944
Orkla ASA	10,095	91,347
Tate & Lyle PLC	4,440	38,640
Toyo Suisan Kaisha Ltd.	1,000	36,179
Tyson Foods, Inc.–Class A	2,075	127,986
WH Group Ltd.(e)	67,807	54,659
Wilmar International Ltd.	26,000	64,232
Yakult Honsha Co., Ltd.	800	37,013
Yamazaki Baking Co., Ltd.	2,000	38,559

		6,289,633

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	1,776	78,481
Clorox Co. (The)	920	110,418
Colgate-Palmolive Co.	6,200	405,728
Henkel AG & Co. KGaA	989	102,929
Henkel AG & Co. KGaA (Preference Shares)	1,696	201,892
Kimberly-Clark Corp.	2,515	287,012
Lion Corp.	2,000	32,783
Procter & Gamble Co. (The)	18,615	1,565,149
Reckitt Benckiser Group PLC	6,765	573,049
Svenska Cellulosa AB SCA–Class B	4,979	140,141
Unicharm Corp.	3,800	82,993

		3,580,575

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PERSONAL PRODUCTS–0.4%
Beiersdorf AG	1,051	$89,028
Coty, Inc.–Class A	3,262	59,727
Estee Lauder Cos., Inc. (The)–Class A	1,540	117,795
Kao Corp.	5,400	255,608
Kose Corp.	500	41,454
L’Oreal SA	2,700	492,116
Pola Orbis Holdings, Inc.	450	37,100
Shiseido Co., Ltd.	3,600	90,986
Unilever NV	15,507	637,009
Unilever PLC	13,679	553,177

		2,374,000

TOBACCO–0.8%
Altria Group, Inc.	13,660	923,689
British American Tobacco PLC	19,869	1,126,083
Imperial Brands PLC	10,218	445,306
Japan Tobacco, Inc.	11,724	384,824
Philip Morris International, Inc.	10,850	992,666
Reynolds American, Inc.	5,748	322,118
Swedish Match AB	2,884	91,504

		4,286,190

		27,202,030

ENERGY–3.1%
ENERGY EQUIPMENT & SERVICES–0.3%
Baker Hughes, Inc.	2,960	192,311
FMC Technologies, Inc.(c)	1,560	55,427
Halliburton Co.	5,990	323,999
Helmerich & Payne, Inc.	735	56,889
National Oilwell Varco, Inc.	2,605	97,531
Petrofac Ltd.	2,766	29,601
Saipem SpA(c)	184,213	103,032
Schlumberger Ltd.	9,700	814,315
Technip SA	1,332	94,881
Tenaris SA	4,501	80,345
Transocean Ltd.(c)(d)	2,350	34,639

		1,882,970

OIL, GAS & CONSUMABLE FUELS–2.8%
Anadarko Petroleum Corp.	3,795	264,625
Apache Corp.	2,645	167,878
BP PLC	198,735	1,244,762
Cabot Oil & Gas Corp.	3,240	75,686
Caltex Australia Ltd.	3,100	67,970
Chesapeake Energy Corp.(c)(d)	5,195	36,469
Chevron Corp.	13,180	1,551,286
Cimarex Energy Co.	677	92,004
Concho Resources, Inc.(c)	1,007	133,528
ConocoPhillips	8,620	432,207
Devon Energy Corp.	3,620	165,325
Eni SpA	24,216	392,567
EOG Resources, Inc.	3,860	390,246
EQT Corp.	1,190	77,826
Exxon Mobil Corp.	28,937	2,611,854
Galp Energia SGPS SA	5,341	79,625

Hess Corp.	1,840	$114,614
Idemitsu Kosan Co., Ltd.	1,200	31,830
Inpex Corp.	9,048	90,442
JX Holdings, Inc.	20,000	84,508
Kinder Morgan, Inc./DE	13,389	277,286
Koninklijke Vopak NV	502	23,684
Lundin Petroleum AB(c)	856	18,551
Marathon Oil Corp.	5,905	102,216
Marathon Petroleum Corp.	3,674	184,986
Murphy Oil Corp.(d)	1,105	34,399
Neste Oyj	1,220	46,686
Newfield Exploration Co.(c)	1,370	55,485
Noble Energy, Inc.	3,000	114,180
Occidental Petroleum Corp.	5,350	381,081
Oil Search Ltd.	18,278	94,073
OMV AG	1,402	49,426
ONEOK, Inc.	1,420	81,522
Origin Energy Ltd.	16,658	78,813
Phillips 66	3,110	268,735
Pioneer Natural Resources Co.	1,215	218,785
Range Resources Corp.	1,300	44,668
Repsol SA	11,820	166,108
Royal Dutch Shell PLC–Class A	46,396	1,280,692
Royal Dutch Shell PLC–Class B	39,919	1,146,949
Santos Ltd.	18,468	53,200
Showa Shell Sekiyu KK	1,900	17,652
Snam SpA	26,833	110,360
Southwestern Energy Co.(c)	3,445	37,275
Spectra Energy Corp.	4,885	200,725
Statoil ASA	12,989	237,071
Tesoro Corp.	825	72,146
TonenGeneral Sekiyu KK	5,000	52,651
TOTAL SA	23,778	1,219,624
Valero Energy Corp.	3,225	220,332
Williams Cos., Inc. (The)	4,755	148,071
Woodside Petroleum Ltd.	7,059	158,109

		15,300,793

		17,183,763

MATERIALS–2.5%
CHEMICALS–1.4%
Air Liquide SA	4,143	460,696
Air Products & Chemicals, Inc.	1,520	218,606
Akzo Nobel NV	2,351	146,906
Albemarle Corp.	761	65,507
Arkema SA	1,159	113,293
Asahi Kasei Corp.	12,000	104,415
BASF SE	9,789	907,209
CF Industries Holdings, Inc.	1,600	50,368
Chr Hansen Holding A/S	1,460	80,746
Covestro AG(e)	1,766	120,879
Croda International PLC	1,689	66,428
Daicel Corp.	3,000	32,982
Dow Chemical Co. (The)	7,825	447,746
Eastman Chemical Co.	1,030	77,466
Ecolab, Inc.	1,840	215,685
EI du Pont de Nemours & Co.	6,095	447,373

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

EMS-Chemie Holding AG (REG)	203	$103,090
Evonik Industries AG	2,574	76,728
FMC Corp.	930	52,601
Frutarom Industries Ltd.	300	15,313
Givaudan SA (REG)	88	161,055
Hitachi Chemical Co., Ltd.	3,000	74,839
Incitec Pivot Ltd.	32,013	82,836
International Flavors & Fragrances, Inc.	550	64,807
Israel Chemicals Ltd.	4,414	18,021
Johnson Matthey PLC	1,842	72,072
JSR Corp.	800	12,592
Kansai Paint Co., Ltd.	3,000	55,181
Kuraray Co., Ltd.	3,000	44,987
LANXESS AG	1,767	115,709
Linde AG	1,768	290,018
LyondellBasell Industries NV–Class A	2,399	205,786
Mitsubishi Chemical Holdings Corp.	13,000	84,054
Mitsubishi Gas Chemical Co., Inc.	2,500	42,599
Mitsui Chemicals, Inc.	8,000	35,844
Monsanto Co.	3,040	319,838
Mosaic Co. (The)	2,430	71,272
Nippon Paint Holdings Co., Ltd.	2,000	54,289
Nissan Chemical Industries Ltd.	1,000	33,334
Nitto Denko Corp.	1,600	122,498
Novozymes A/S–Class B	2,458	84,584
Orica Ltd.	7,662	97,377
PPG Industries, Inc.	1,850	175,306
Praxair, Inc.	1,990	233,208
Sherwin-Williams Co. (The)	565	151,838
Shin-Etsu Chemical Co., Ltd.	4,100	317,295
Sika AG	20	95,957
Solvay SA	927	108,372
Sumitomo Chemical Co., Ltd.	15,000	71,105
Symrise AG	1,178	71,573
Syngenta AG (REG)	991	391,547
Taiyo Nippon Sanso Corp.	7,000	80,865
Teijin Ltd.	3,000	60,617
Toray Industries, Inc.	14,000	113,057
Umicore SA	1,001	56,948
Yara International ASA	1,297	51,023

		7,926,340

CONSTRUCTION MATERIALS–0.2%
Boral Ltd.	17,642	68,682
CRH PLC	8,841	304,949
Fletcher Building Ltd.	7,055	51,838
HeidelbergCement AG	1,342	124,913
Imerys SA	448	33,942
James Hardie Industries PLC	3,449	54,444
LafargeHolcim Ltd. (REG)(c)	4,333	227,448
Martin Marietta Materials, Inc.	477	105,670
Taiheiyo Cement Corp.	5,000	15,763
Vulcan Materials Co.	915	114,512

		1,102,161

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	11,024	$118,649
Avery Dennison Corp.	585	41,079
Ball Corp.	1,210	90,835
International Paper Co.	2,865	152,017
Sealed Air Corp.	1,340	60,755
Toyo Seikan Group Holdings Ltd.	1,700	31,613
WestRock Co.	1,747	88,695

		583,643

METALS & MINING–0.7%
Anglo American PLC(c)	14,945	211,155
Antofagasta PLC	6,389	52,899
ArcelorMittal (Euronext Amsterdam)(c)	37,606	276,311
BHP Billiton Ltd.	34,230	613,224
BHP Billiton PLC	22,510	358,427
Boliden AB	1,652	42,911
Fortescue Metals Group Ltd.	18,067	75,502
Freeport-McMoRan, Inc.(c)	8,525	112,445
Fresnillo PLC	2,356	34,997
Glencore PLC(c)	130,406	440,627
Hitachi Metals Ltd.	5,000	67,317
JFE Holdings, Inc.	5,000	75,612
Kobe Steel Ltd.(c)	1,199	11,400
Mitsubishi Materials Corp.	2,700	82,585
Newcrest Mining Ltd.	7,017	100,617
Newmont Mining Corp.	3,695	125,889
Nippon Steel & Sumitomo Metal Corp.	7,600	168,331
Norsk Hydro ASA	16,444	78,483
Nucor Corp.	2,210	131,539
Randgold Resources Ltd.	890	68,376
Rio Tinto Ltd.	4,038	172,992
Rio Tinto PLC	13,185	503,377
South32 Ltd.	56,741	111,698
Sumitomo Metal Mining Co., Ltd.	5,000	63,788
thyssenkrupp AG	3,919	93,097
voestalpine AG	1,082	42,310

		4,115,909

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	3,496	71,396
Oji Holdings Corp.	14,000	56,932
Stora Enso Oyj–Class R	5,244	56,095
UPM-Kymmene Oyj	5,689	139,128

		323,551

		14,051,604

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.3%
AT&T, Inc.	42,926	$1,825,643
Bezeq The Israeli Telecommunication Corp., Ltd.	25,040	47,496
BT Group PLC	89,935	405,993
CenturyLink, Inc.	3,810	90,602
Deutsche Telekom AG (REG)	34,368	589,659
Elisa Oyj	1,354	43,953
Frontier Communications Corp.	8,160	27,581
HKT Trust & HKT Ltd.–Class SS	55,098	67,416
Iliad SA	332	63,760
Inmarsat PLC	4,283	39,629
Koninklijke KPN NV	28,755	85,032
Level 3 Communications, Inc.(c)	1,997	112,551
Nippon Telegraph & Telephone Corp.	7,400	311,504
Orange SA	18,911	286,766
Proximus SADP	1,568	45,075
SFR Group SA(c)	2,106	59,374
Singapore Telecommunications Ltd.	76,000	190,225
Spark New Zealand Ltd.	17,417	41,212
Swisscom AG (REG)	247	110,407
TDC A/S(c)	10,476	53,704
Telecom Italia SpA/Milano (ordinary shares)(c)	64,157	56,647
Telecom Italia SpA/Milano (savings shares)(c)	96,487	70,030
Telefonica Deutschland Holding AG	5,980	25,561
Telefonica SA	50,008	461,692
Telenor ASA	7,146	106,666
Telia Co. AB	24,258	97,449
Telstra Corp., Ltd.	40,732	149,677
TPG Telecom Ltd.	8,880	43,593
Verizon Communications, Inc.	28,445	1,518,394
Vocus Communications Ltd.	3,061	8,524

		7,035,815

WIRELESS TELECOMMUNICATION SERVICES–0.4%
KDDI Corp.	19,550	493,696
Millicom International Cellular SA	641	27,316
NTT DOCOMO, Inc.	14,767	335,879
SoftBank Group Corp.	10,200	674,975
StarHub Ltd.	23,000	44,524
Tele2 AB–Class B	3,826	30,593
Vodafone Group PLC	283,081	696,627

		2,303,610

		9,339,425

REAL ESTATE–1.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.1%
American Tower Corp.	2,965	$313,341
Apartment Investment & Management Co.–Class A	1,075	48,859
AvalonBay Communities, Inc.	945	167,407
Boston Properties, Inc.	1,100	138,358
British Land Co. PLC (The)	9,308	72,235
CapitaLand Mall Trust	14,000	18,159
Crown Castle International Corp.	2,370	205,645
Daiwa House REIT Investment Corp.	13	32,957
Dexus Property Group	13,420	93,097
Digital Realty Trust, Inc.	1,030	101,208
Equinix, Inc.	520	185,853
Equity Residential	2,540	163,474
Essex Property Trust, Inc.	478	111,135
Extra Space Storage, Inc.	883	68,203
Federal Realty Investment Trust	522	74,181
General Growth Properties, Inc.	4,044	101,019
Goodman Group	16,928	86,936
GPT Group (The)	17,105	62,015
Hammerson PLC	7,467	52,624
HCP, Inc.	2,880	85,594
Host Hotels & Resorts, Inc.	5,150	97,026
ICADE	1,592	113,466
Intu Properties PLC	9,588	33,210
Iron Mountain, Inc.	1,708	55,476
Japan Prime Realty Investment Corp.	7	27,617
Japan Real Estate Investment Corp.	12	65,536
Japan Retail Fund Investment Corp.	24	48,653
Kimco Realty Corp.	2,930	73,719
Klepierre	2,231	87,541
Land Securities Group PLC	10,386	136,442
Link REIT	21,500	139,386
Macerich Co. (The)	810	57,380
Mid-America Apartment Communities, Inc.	796	77,944
Mirvac Group	40,488	62,177
Nippon Building Fund, Inc.	13	72,068
Nippon Prologis REIT, Inc.	14	28,628
Nomura Real Estate Master Fund, Inc.	34	51,460
Prologis, Inc.	3,670	193,739
Public Storage	1,030	230,205
Realty Income Corp.	1,808	103,924
Scentre Group	50,683	169,660
Segro PLC	7,118	40,260
Simon Property Group, Inc.	2,216	393,717
SL Green Realty Corp.	676	72,704
Stockland	23,010	76,018
UDR, Inc.	1,828	66,685
Unibail-Rodamco SE	1,361	324,333

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

United Urban Investment Corp.	26	$39,662
Ventas, Inc.	2,441	152,611
Vicinity Centres	20,397	43,986
Vornado Realty Trust	1,185	123,678
Welltower, Inc.	2,475	165,652
Westfield Corp.	18,793	127,068
Weyerhaeuser Co.	5,198	156,408

		5,890,339

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.5%
Aeon Mall Co., Ltd.	1,700	23,890
Azrieli Group Ltd.	811	35,198
CapitaLand Ltd.	35,000	72,734
CBRE Group, Inc.–Class A(c)	2,065	65,027
Cheung Kong Property Holdings Ltd.	25,719	157,066
City Developments Ltd.	11,000	62,774
Daito Trust Construction Co., Ltd.	700	105,236
Daiwa House Industry Co., Ltd.	6,000	163,622
Deutsche Wohnen AG	3,212	100,749
Global Logistic Properties Ltd.	80,329	121,635
Hang Lung Properties Ltd.	14,000	29,521
Henderson Land Development Co., Ltd.	22,856	121,136
Hongkong Land Holdings Ltd.	14,000	88,196
Hulic Co., Ltd.	6,591	58,478
Kerry Properties Ltd.	8,500	22,986
LendLease Group	10,380	109,079
Mitsubishi Estate Co., Ltd.	13,000	258,241
Mitsui Fudosan Co., Ltd.	10,000	231,505
New World Development Co., Ltd.	36,430	38,383
Nomura Real Estate Holdings, Inc.	3,600	61,092
Sino Land Co., Ltd.	16,000	23,857
Sumitomo Realty & Development Co., Ltd.	3,000	79,642
Sun Hung Kai Properties Ltd.	15,000	188,887
Swire Pacific Ltd.–Class A	7,000	66,610
Swire Properties Ltd.	25,389	69,893
Swiss Prime Site AG (REG)(c)	976	79,863
Tokyu Fudosan Holdings Corp.	7,989	47,052
Vonovia SE	5,710	185,388
Wharf Holdings Ltd. (The)	13,000	86,112
Wheelock & Co., Ltd.	17,000	95,408

		2,849,260

		8,739,599

UTILITIES–1.5%
ELECTRIC UTILITIES–0.9%
Alliant Energy Corp.	1,588	60,169
American Electric Power Co., Inc.	3,425	215,638
AusNet Services	37,398	42,574
Cheung Kong Infrastructure Holdings Ltd.	15,000	119,136

Chubu Electric Power Co., Inc.	6,100	$84,884
Chugoku Electric Power Co., Inc. (The)	4,000	46,818
CLP Holdings Ltd.	12,500	114,636
Contact Energy Ltd.	4,696	15,185
DONG Energy A/S(c)(e)	923	34,914
Duke Energy Corp.	4,782	371,179
Edison International	2,265	163,057
EDP–Energias de Portugal SA	22,123	67,332
Electricite de France SA	5,592	56,898
Endesa SA	3,024	63,952
Enel SpA	72,583	319,053
Entergy Corp.	1,225	90,001
Eversource Energy	2,210	122,058
Exelon Corp.	6,397	227,029
FirstEnergy Corp.	2,935	90,897
Fortum Oyj	4,228	64,630
HK Electric Investments & HK Electric Investments Ltd.–Class SS(e)	104,180	85,887
Hokuriku Electric Power Co.	3,200	35,792
Iberdrola SA	57,786	378,376
Kansai Electric Power Co., Inc. (The)(c)	6,700	73,041
Kyushu Electric Power Co., Inc.	4,100	44,417
Mercury NZ Ltd.	13,502	27,738
NextEra Energy, Inc.	3,245	387,648
PG&E Corp.	3,475	211,176
Pinnacle West Capital Corp.	785	61,254
Power Assets Holdings Ltd.	8,500	74,775
PPL Corp.	4,695	159,865
Red Electrica Corp. SA	5,707	107,521
Southern Co. (The)	6,810	334,984
SSE PLC	10,739	205,051
Terna Rete Elettrica Nazionale SpA	23,069	105,502
Tohoku Electric Power Co., Inc.	4,300	54,205
Tokyo Electric Power Co., Holdings, Inc.(c)	13,800	55,541
Xcel Energy, Inc.	3,520	143,264

		4,916,077

GAS UTILITIES–0.1%
APA Group	12,605	77,815
Enagas SA	2,159	54,716
Gas Natural SDG SA	3,334	62,723
Hong Kong & China Gas Co., Ltd.	72,131	127,397
Osaka Gas Co., Ltd.	18,000	69,067
Toho Gas Co., Ltd.	6,000	48,731
Tokyo Gas Co., Ltd.	19,000	85,769

		526,218

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.0%
AES Corp./VA	4,585	53,278
Electric Power Development Co., Ltd.	1,600	36,722

22

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Meridian Energy Ltd.	18,542	$33,449
NRG Energy, Inc.	2,190	26,849

		150,298

MULTI-UTILITIES–0.5%
AGL Energy Ltd.	6,423	102,193
Ameren Corp.	1,660	87,084
CenterPoint Energy, Inc.	2,995	73,797
Centrica PLC	64,140	184,726
CMS Energy Corp.	1,920	79,910
Consolidated Edison, Inc.	2,130	156,938
Dominion Resources, Inc./VA	4,385	335,847
DTE Energy Co.	1,270	125,108
DUET Group	22,926	45,275
E.ON SE	19,048	134,001
Engie SA	13,909	177,047
Innogy SE(c)(e)	1,323	45,972
National Grid PLC	39,933	466,567
NiSource, Inc.	2,205	48,819
Public Service Enterprise Group, Inc.	3,505	153,799
RWE AG(c)	5,973	74,117
SCANA Corp.	995	72,914
Sempra Energy	1,760	177,126
Suez	5,769	85,003
United Utilities Group PLC	6,491	71,948
Veolia Environnement SA	2,727	46,337
WEC Energy Group, Inc.	2,188	128,326

		2,872,854

WATER UTILITIES–0.0%
American Water Works Co., Inc.	1,221	88,352
Severn Trent PLC	2,239	61,189

		149,541

		8,614,988

Total Common Stocks (cost $234,216,302)		264,484,412

	Principal Amount (000)
GOVERNMENTS–TREASURIES–29.0%
UNITED STATES–29.0%
U.S. Treasury Bonds
2.25%, 8/15/46	$3,803	3,197,470
2.50%, 2/15/45	520	463,186
2.75%, 8/15/42	920	869,149
2.875%, 5/15/43–8/15/45	5,597	5,388,626
3.00%, 5/15/45	480	473,512
3.125%, 11/15/41–2/15/43	2,825	2,864,536
3.50%, 2/15/39	358	391,507
3.625%, 8/15/43	3,475	3,853,584
3.75%, 8/15/41	220	247,784
3.875%, 8/15/40	280	321,486
4.25%, 5/15/39	240	291,384
4.375%, 11/15/39–5/15/41	1,258	1,553,733

4.50%, 8/15/39	$220	$276,272
4.75%, 2/15/37–2/15/41	2,286	2,975,928
5.375%, 2/15/31	650	865,719
6.00%, 2/15/26	2,846	3,680,123
6.25%, 8/15/23–5/15/30	724	1,003,846
6.875%, 8/15/25	590	798,252
7.25%, 8/15/22	775	988,519
7.625%, 2/15/25	55	76,669
8.00%, 11/15/21	9,123	11,684,565
U.S. Treasury Notes
0.75%, 12/31/17–3/31/18	5,787	5,776,349
1.00%, 5/31/18–9/30/19	3,920	3,908,478
1.125%, 9/30/21	1,110	1,070,673
1.25%, 11/30/18–10/31/21	24,886	24,741,101
1.375%, 12/31/18–5/31/21	12,309	12,218,551
1.50%, 5/31/19–8/15/26	5,875	5,799,703
1.625%, 6/30/20–2/15/26	14,732	14,231,323
1.75%, 5/15/23	1,740	1,694,732
1.875%, 11/30/21	1,733	1,726,105
2.00%, 11/15/21–11/15/26	8,810	8,662,393
2.125%, 8/15/21–5/15/25	5,862	5,815,162
2.25%, 11/15/24	315	313,068
2.375%, 8/15/24	855	858,974
2.50%, 8/15/23–5/15/24	2,242	2,279,513
2.625%, 1/31/18–11/15/20	4,500	4,639,208
2.75%, 2/28/18–11/15/23	2,000	2,057,964
3.125%, 5/15/21	394	414,877
3.375%, 11/15/19	1,890	1,994,024
3.50%, 5/15/20	910	967,266
3.625%, 2/15/20–2/15/21	13,021	13,944,383
3.75%, 11/15/18	6,205	6,500,947

Total Governments–Treasuries (cost $164,778,620)		161,880,644

	Shares
INVESTMENT COMPANIES–13.8%
FUNDS AND INVESTMENT TRUSTS–13.8%
iShares Core MSCI Emerging Markets ETF(d)	752,326	31,936,239
iShares International Developed Real Estate ETF(d)	241,860	6,356,081
iShares JP Morgan USD Emerging Markets Bond ETF(d)	76,120	8,389,946
Vanguard FTSE Emerging Markets ETF	74,440	2,663,463
Vanguard Global ex-U.S. Real Estate ETF	144,820	7,178,727
Vanguard Mid-Cap ETF	18,601	2,448,450
Vanguard REIT ETF	169,527	13,991,063
Vanguard Small-Cap ETF	31,798	4,100,670

Total Investment Companies (cost $76,302,336)		77,064,639

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–8.5%
U.S. TREASURY BILLS–4.6%
U.S. Treasury Bill Zero Coupon, 1/26/17 (cost $25,532,218)	$25,538	$25,532,218

	Shares
INVESTMENT COMPANIES–3.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(f)(g) (cost $21,929,057)	21,929,057	21,929,057

Total Short-Term Investments (cost $47,461,275)		47,461,275

Total Investments Before Security Lending Collateral for Securities Loaned–98.6% (cost $522,758,533)		550,890,970

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.4%
INVESTMENT COMPANIES–1.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(f)(g) (cost $8,035,353)	8,035,353	$8,035,353

TOTAL INVESTMENTS–100.0% (cost $530,793,886)		558,926,323
Other assets less liabilities–0.0%		102,084

NET ASSETS–100.0%		$559,028,407

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	46	March 2017	$4,205,037	$4,240,529	$35,492
10 Yr Canadian Bond Futures	47	March 2017	4,773,266	4,814,293	41,027
Euro STOXX 50 Futures	283	March 2017	9,585,558	9,762,185	176,627
Mini MSCI EAFE Futures	3	March 2017	251,549	251,340	(209)
S&P 500 E Mini Futures	3	March 2017	330,717	335,430	4,713
TOPIX Index Futures	99	March 2017	12,543,027	12,858,353	315,326
U.S. T-Note 5 Yr (CBT) Futures	83	March 2017	9,802,246	9,766,117	(36,129)
U.S. T-Note 10 Yr (CBT) Futures	142	March 2017	17,637,835	17,647,937	10,102
U.S. Ultra Bond (CBT) Futures	19	March 2017	2,996,408	3,044,750	48,342

Sold Contracts
FTSE 100 Index Futures	8	March 2017	687,785	695,073	(7,288)
S&P 500 E Mini Futures	220	March 2017	24,398,368	24,598,200	(199,832)
SPI 200 Futures	114	March 2017	11,309,579	11,581,294	(271,715)

					$116,456

24

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	AUD	1,795	USD	1,316	3/16/17	$22,726
Barclays Bank PLC	USD	1,985	NOK	16,785	3/16/17	(40,852)
BNP Paribas SA	GBP	4,615	USD	5,830	3/16/17	132,039
BNP Paribas SA	JPY	622,850	USD	5,734	3/16/17	386,674
BNP Paribas SA	JPY	867,820	USD	7,360	3/16/17	(90,765)
BNP Paribas SA	CHF	4,819	USD	4,802	3/16/17	48,250
BNP Paribas SA	USD	1,654	AUD	2,297	3/16/17	153
Citibank, NA	AUD	1,795	USD	1,316	3/16/17	22,638
Citibank, NA	USD	3,640	CAD	4,800	3/16/17	(61,201)
Credit Suisse International	CHF	6,619	USD	6,556	3/16/17	27,525
Credit Suisse International	EUR	3,763	USD	4,028	3/16/17	52,836
Credit Suisse International	USD	3,465	EUR	3,212	3/16/17	(71,485)
Goldman Sachs Bank USA	AUD	4,979	USD	3,712	3/16/17	125,078
Goldman Sachs Bank USA	USD	6,169	JPY	723,595	3/16/17	44,057
Goldman Sachs Bank USA	USD	1,317	NOK	11,066	3/16/17	(35,183)
HSBC Bank USA	USD	2,387	GBP	1,908	3/16/17	(30,986)
JPMorgan Chase Bank, NA	EUR	2,204	USD	2,313	3/16/17	(15,729)
JPMorgan Chase Bank, NA	GBP	4,350	USD	5,376	3/16/17	5,667
JPMorgan Chase Bank, NA	JPY	572,002	USD	5,201	3/16/17	290,190
JPMorgan Chase Bank, NA	USD	8,316	AUD	11,220	3/16/17	(232,771)
JPMorgan Chase Bank, NA	USD	4,461	NZD	6,269	3/16/17	(115,126)
Royal Bank of Scotland PLC	EUR	2,631	USD	2,806	3/16/17	25,889
Royal Bank of Scotland PLC	USD	2,170	GBP	1,736	3/16/17	(25,984)
Royal Bank of Scotland PLC	USD	7,241	JPY	755,350	3/16/17	(755,361)
State Street Bank & Trust Co.	SEK	30,687	USD	3,374	3/16/17	(7,892)
UBS AG	EUR	4,113	USD	4,489	3/16/17	144,901
UBS AG	USD	2,528	EUR	2,354	3/16/17	(41,308)

						$(196,020)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.24	$2,031	$(144,435)	$(54,139)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.24	2,401	(170,748)	(60,911)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.24	3,447	(245,134)	(76,178)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	3.24	3,001	(213,417)	(77,169)
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	3.55	2,031	(128,952)	(8,118)

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2016	Notional Amount (000)	Market Value		Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	3.55	$3,001	$(190,538)		$(16,168)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	3.55	2,401	(152,443)		(43,558)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	3.55	3,568	(226,538)		(64,729)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.24	5,657	402,300		327,578
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.24	5,223	371,435		306,295
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	3.55	3,568	226,537		78,014
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	3.55	3,001	190,539		76,946
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	3.55	2,401	152,443		60,447
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	3.55	2,031	128,951		54,021

				$–0	–	$502,331

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	NZD	6,320	12/28/26	3 Month BKBM	3.580%	$36,130

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Standard and Poor’s Midcap 400 Index	5,069	LIBOR Minus 0.23%	$11,755	2/15/17	$498,488
Goldman Sachs International
Russell 2000 Total Return Index	441	LIBOR Minus 0.71%	2,923	3/15/17	(17,392)
UBS AG
Russell 2000 Total Return Index	1,256	LIBOR Minus 0.67%	7,355	1/17/17	917,947

					$1,399,043

26

AB Variable Products Series Fund

(a)	Fair valued by the Adviser.

(b)	Illiquid security.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate market value of these securities amounted to $655,793 or 0.1% of net assets.

(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $500,829,476)	$528,961,913	(a)
Affiliated issuers (cost $29,964,410—including investment of cash collateral for securities loaned of $8,035,353)	29,964,410
Cash	859
Cash collateral due from broker	4,480,219
Foreign currencies, at value (cost $1,041,721)	1,047,388
Receivable for investment securities sold	2,471,356
Unaffiliated interest and dividends receivable	1,479,416
Unrealized appreciation on total return swaps	1,416,435
Unrealized appreciation on forward currency exchange contracts	1,328,623
Receivable for variation margin on exchange-traded derivatives	1,076,458
Receivable for capital stock sold	138,254
Affiliated dividends receivable	6,520
Due from custodian	2,254

Total assets	572,374,105

LIABILITIES
Payable for collateral received on securities loaned	8,035,353
Payable for investment securities purchased	2,516,201
Unrealized depreciation on forward currency exchange contracts	1,524,643
Payable for capital stock redeemed	559,783
Advisory fee payable	324,334
Distribution fee payable	117,931
Unrealized depreciation on total return swaps	17,392
Administrative fee payable	13,055
Payable for variation margin on exchange-traded derivatives	7,284
Transfer Agent fee payable	91
Accrued expenses	229,631

Total liabilities	13,345,698

NET ASSETS	$559,028,407

COMPOSITION OF NET ASSETS
Capital stock, at par	$48,375
Additional paid-in capital	525,284,970
Undistributed net investment income	8,765,214
Accumulated net realized loss on investment and foreign currency transactions	(5,053,072)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	29,982,920

	$559,028,407

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$302,997	26,052	$11.63
B	$558,725,410	48,348,510	$11.56

(a)	Includes securities on loan with a value of $7,856,879 (see Note E).

See notes to financial statements.

28

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $260,273)	$7,677,168
Affiliated issuers	391,126
Interest	2,077,556
Securities lending income	85,424
Other income(a)	2,254

10,233,528

EXPENSES
Advisory fee (see Note B)	3,692,136
Distribution fee—Class B	1,317,583
Transfer agency—Class A	4
Transfer agency—Class B	5,989
Custodian	284,784
Audit and tax	113,117
Legal	49,910
Administrative	49,317
Printing	41,411
Directors’ fees	24,560
Miscellaneous	38,236

Total expenses before interest expense	5,617,047
Interest expense	2,883

Total expenses	5,619,930
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(102,772)

Net expenses	5,517,158

Net investment income	4,716,370

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,301,416
Futures	(4,248,296)
Options written	230,293
Swaps	3,511,128
Foreign currency transactions	587,855
Net change in unrealized appreciation/depreciation of:
Investments	6,229,594
Futures	256,169
Swaps	3,686,720
Foreign currency denominated assets and liabilities	(788,221)

Net gain on investment and foreign currency transactions	11,766,658

NET INCREASE IN NET ASSETS FROM OPERATIONS	$16,483,028

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,716,370	$2,203,588
Net realized gain (loss) on investment and foreign currency transactions	2,382,396	(351,816)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,384,262	(10,275,850)

Net increase (decrease) in net assets from operations	16,483,028	(8,424,078)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,253)	(3,081)
Class B	(3,066,140)	(3,424,561)
Net realized gain on investment transactions
Class A	(89)	(6,189)
Class B	(118,984)	(9,052,556)
CAPITAL STOCK TRANSACTIONS
Net increase	34,170,007	50,524,230

Total increase	47,464,569	29,613,765
NET ASSETS
Beginning of period	511,563,838	481,950,073

End of period (including undistributed net investment income of $8,765,214 and $3,557,886, respectively)	$559,028,407	$511,563,838

See notes to financial statements.

30

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

32

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$20,219,073		$27,191,111		$–0	–(a)	$47,410,184
Information Technology	28,507,388		6,474,976		–0	–	34,982,364
Consumer Discretionary	16,397,642		16,271,846		–0	–	32,669,488
Health Care	18,818,076		13,376,059		–0	–	32,194,135
Industrials	13,959,646		18,137,186		–0	–	32,096,832
Consumer Staples	13,620,907		13,581,123		–0	–	27,202,030
Energy	10,130,551		7,053,212		–0	–	17,183,763
Materials	3,820,843		10,230,761		–0	–	14,051,604
Telecommunication Services	3,574,771		5,764,654		–0	–	9,339,425
Real Estate	3,850,172		4,889,427		–0	–	8,739,599
Utilities	4,292,338		4,322,650		–0	–	8,614,988
Governments—Treasuries	–0	–	161,880,644		–0	–	161,880,644
Investment Companies	77,064,639		–0	–	–0	–	77,064,639
Short-Term Investments:
U.S. Treasury Bills	–0	–	25,532,218		–0	–	25,532,218
Investment Companies	21,929,057		–0	–	–0	–	21,929,057
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,035,353		–0	–	–0	–	8,035,353

Total Investments in Securities	244,220,456		314,705,867		–0	–	558,926,323
Other Financial Instruments(b):
Assets:
Futures	139,676		491,953		–0	–	631,629	(c)
Forward Currency Exchange Contracts	–0	–	1,328,623		–0	–	1,328,623
Centrally Cleared Credit Default Swaps	–0	–	903,301		–0	–	903,301	(c)
Centrally Cleared Interest Rate Swaps	–0	–	36,130		–0	–	36,130	(c)
Total Return Swaps	–0	–	1,416,435		–0	–	1,416,435
Liabilities:
Futures	(236,170)		(279,003)		–0	–	(515,173	)(c)
Forward Currency Exchange Contracts	–0	–	(1,524,643)		–0	–	(1,524,643)
Centrally Cleared Credit Default Swaps	–0	–	(400,970)		–0	–	(400,970	)(c)
Total Return Swaps	–0	–	(17,392)		–0	–	(17,392)

Total(d)	$244,123,962		$316,660,301		$–0	–	$560,784,263

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks(a)		Rights(b)		Total
Balance as of 12/31/15	$–0	–	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–	–0	–
Purchases	–0	–	–0	–	–0	–
Sales	–0	–	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/16	$–0	–	$–0	–	$–0	–

Net change in unrealized appreciation/(depreciation) from Investments held as of 12/31/16(c)	$–0	–	$–0	–	$–0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)	The Portfolio held securities with zero market value that were sold (or expired) during the reporting period.

(c)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

34

AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2017 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2016, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,317.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% of average daily net assets and continues to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $91,874. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the year ended December 31, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)	Dividend Income (000)
$151,611	$266,544	$396,226	$21,929	$319

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $182,291, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$287,297,257	$158,812,874
U.S. government securities	135,795,782	97,916,038

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$534,390,850

Gross unrealized appreciation	$42,046,089
Gross unrealized depreciation	(17,510,616)

Net unrealized appreciation	$24,535,473

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in

36

AB Variable Products Series Fund

the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2016, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2016, the Portfolio held written options for hedging and non-hedging purposes.

For the year ended December 31, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/15	–0	–	$–0	–
Options written	25,100		243,470
Options expired	–0	–	–0	–
Options bought back	(25,100)		(243,470)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/16	–0	–	$–0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

38

AB Variable Products Series Fund

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2016, the Portfolio had Buy Contracts outstanding with respect to the

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $10,880,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2016, the Portfolio held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

40

AB Variable Products Series Fund

During the year ended December 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$171,093	*	Receivable/Payable for variation margin on exchange-traded derivatives	$36,129	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	903,301	*	Receivable/Payable for variation margin on exchange-traded derivatives	400,970	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	496,666	*	Receivable/Payable for variation margin on exchange-traded derivatives	479,044	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,328,623		Unrealized depreciation on forward currency exchange contracts	1,524,643
Equity contracts	Unrealized appreciation on total return swaps	1,416,435		Unrealized depreciation on total return swaps	17,392

Total		$4,316,118			$2,458,178

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,035,666	$392,542
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(6,283,962)	(136,373)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	424,013	(789,309)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(750,464)	–0	–
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	230,293	–0	–
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(62,249)	36,130

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$294,902	$618,140
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,278,475	3,032,450

Total		$(833,326)	$3,153,580

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2016:

Futures:
Average original value of buy contracts	$91,020,763
Average original value of sale contracts	$13,486,226	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$62,864,140
Average principal amount of sale contracts	$53,724,140
Purchased Options:
Average monthly cost	$686,071	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,390,505	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$7,007,000	(d)
Average notional amount of sale contracts	$18,365,222	(e)
Total Return Swaps:
Average notional amount	$32,151,546

(a)	Positions were open for ten months during the year.

(b)	Positions were open for five months during the year.

(c)	Positions were open for less than one month.

(d)	Positions were open for seven months during the year.

(e)	Positions were open for eight months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received*		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$736,416	$–0	–	$–0	–	$–0	–	$736,416
Morgan Stanley & Co., Inc.**	340,042	(7,284)		–0	–	–0	–	332,758

Total	$1,076,458	$(7,284)		$–0	–	$–0	–	$1,069,174

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AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$22,726	$(22,726)	$–0	–	$–0	–	$–0	–
BNP Paribas SA	567,116	(90,765)	–0	–	–0	–	476,351
Citibank, NA	521,126	(61,201)	–0	–	(459,925)	–0	–
Credit Suisse International	80,361	(71,485)	–0	–	–0	–	8,876
Goldman Sachs Bank USA	169,135	(52,575)	–0	–	–0	–	116,560
JPMorgan Chase Bank, NA	295,857	(295,857)	–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	25,889	(25,889)	–0	–	–0	–	–0	–
UBS AG	1,062,848	(41,308)	–0	–	(307,196)	714,344

Total	$2,745,058	$(661,806)	$–0	–	$(767,121)	$1,316,131	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$7,284	$(7,284)	$–0	–	$–0	–	$–0	–

Total	$7,284	$(7,284)	$–0	–	$–0	–	$–0	–

OTC Derivatives:
Barclays Bank PLC	$40,852	$(22,726)	$–0	–	$–0	–	$18,126
BNP Paribas SA	90,765	(90,765)	–0	–	–0	–	–0	–
Citibank, NA	61,201	(61,201)	–0	–	–0	–	–0	–
Credit Suisse International	71,485	(71,485)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	52,575	(52,575)	–0	–	–0	–	–0	–
HSBC Bank USA	30,986	–0	–	–0	–	–0	–	30,986
JPMorgan Chase Bank, NA	363,626	(295,857)	–0	–	–0	–	67,769
Royal Bank of Scotland PLC	781,345	(25,889)	–0	–	–0	–	755,456
State Street Bank & Trust Co.	7,892	–0	–	–0	–	–0	–	7,892
UBS AG	41,308	(41,308)	–0	–	–0	–	–0	–

Total	$1,542,035	$(661,806)	$–0	–	$–0	–	$880,229	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at December 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $7,856,879 and had received cash collateral which has been invested into Government Money Market Portfolio of $8,035,353. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $85,424, $51,728 and $20,650 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $10,898. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$22,314	$436,489	$458,803	$–0	–

A summary of the Portfolio’s transactions in shares of Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$–0	–	$273,315	$265,280	$8,035

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	11,244	16,626	$125,982	$193,334
Shares issued in reinvestment of dividends and distributions	284	769	3,342	8,969
Shares redeemed	(20,757)	(11,885)	(236,231)	(140,688)

Net increase (decrease)	(9,229)	5,510	$(106,907)	$61,615

44

AB Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class B
Shares sold	9,938,397	10,015,664	$113,721,017	$118,142,651
Shares issued in reinvestment of dividends and distributions	271,768	1,074,687	3,185,124	12,477,117
Shares redeemed	(7,265,964)	(6,926,352)	(82,629,227)	(80,157,153)

Net increase	2,944,201	4,163,999	$34,276,914	$50,462,615

At December 31, 2016, certain shareholders of the Portfolio owned 91% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$3,071,351	$8,554,468
Net long-term capital gains	117,115	3,931,919

Total taxable distributions paid	$3,188,466	$12,486,387

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,747,798
Accumulated capital and other losses	(1,736,257	)(a)
Unrealized appreciation/(depreciation)	24,683,522	(b)

Total accumulated earnings/(deficit)	$33,695,063

(a)	As of December 31, 2016, the Portfolio had a net capital loss carryforward of $1,736,257.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, the tax treatment of corporate restructurings, the tax treatment of partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

46

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio had a net short-term capital loss carryforward of $1,713,361 and a net long-term capital loss carryforward of $22,896 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the redesignation of dividends, the tax treatment of swaps and swap clearing fees, the tax treatment of Treasury inflation-protected securities and passive foreign investment companies (PFICs), the tax treatment of corporate restructurings, and return of capital distributions received from underlying securities resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

47

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$11.33		$11.74	$11.74		$10.53		$9.75

Income From Investment Operations
Net investment income (loss) (a)	.13	(b)†	.08	.08	(b)	.03	(b)	(.01	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		(.19)	.44		1.26		.81

Net increase (decrease) in net asset value from operations	.40		(.11)	.52		1.29		.80

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.10)	(.07)		(.04)		(.01)
Distributions from net realized gain on investment transactions	(.00	)(c)	(.20)	(.45)		(.04)		(.01)

Total dividends and distributions	(.10)		(.30)	(.52)		(.08)		(.02)

Net asset value, end of period	$11.63		$11.33	$11.74		$11.74		$10.53

Total Return
Total investment return based on net asset value (d)	3.59	%†	(1.09)%	4.45%		12.31%		8.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$303		$400	$350		$269		$27
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.79%		.83%	.85%		.85%		.85%
Expenses, before waivers/reimbursements (e)	.81%		.83%	.85%		.89%		1.22%
Net investment income (loss)	1.11	%(b)†	.67%	.69	%(b)	.31	%(b)	(.14	)%(b)
Portfolio turnover rate	64%		93%	53%		52%		51%

See footnote summary on page 49.

48

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$11.26		$11.68	$11.68		$10.49		$9.74

Income From Investment Operations
Net investment income (a)	.10	(b)†	.05	.05	(b)	.01	(b)	.01	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27		(.19)	.45		1.25		.76

Net increase (decrease) in net asset value from operations	.37		(.14)	.50		1.26		.77

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.08)	(.05)		(.03)		(.01)
Distributions from net realized gain on investment transactions	(.00	)(c)	(.20)	(.45)		(.04)		(.01)

Total dividends and distributions	(.07)		(.28)	(.50)		(.07)		(.02)

Net asset value, end of period	$11.56		$11.26	$11.68		$11.68		$10.49

Total Return
Total investment return based on net asset value (d)	3.37	%†	(1.30)%	4.21%		12.04%		7.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$558,725		$511,164	$481,600		$387,519		$220,663
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.05%		1.08%	1.10%		1.10%		1.10%
Expenses, before waivers/reimbursements (e)	1.07%		1.08%	1.10%		1.14%		1.29%
Net investment income	.89	%(b)†	.43%	.44	%(b)	.05	%(b)	.12	%(b)
Portfolio turnover rate	64%		93%	53%		52%		51%

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The Portfolio’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to .02% annualized for the Portfolio.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00005	.0004%	.0004%

See notes to financial statements.

49

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Dynamic Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Dynamic Asset Allocation Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Dynamic Asset Allocation Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

50

2016 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2016. For corporate shareholders, 43.32% of dividends paid qualify for the dividends received deduction.

51

DYNAMIC ASSET
ALLOCATION PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Brian T. Brugman(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Messrs. Brugman, Loewy and Zlotnikov are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

52

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

53

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

54

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

55

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

56

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Brian T. Brugman 36	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Daniel J. Loewy 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Vadim Zlotnikov 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS,** with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

57

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held on August 2-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

58

AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or

59

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

60

VPS-DAA-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL BOND PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Global Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. In addition, the Portfolio will, under normal circumstances, invest at least 40% of its net assets in the fixed-income securities of non-US corporate and governmental issuers, and invest in issuers located in at least three countries. The Portfolio may invest in a broad range of fixed-income securities in both developed and emerging markets. The Portfolio may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Portfolio’s investments may be denominated in local currency or US dollars. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. For a period of time after the Portfolio’s inception, the Portfolio may gain up to approximately 50% of its exposure to fixed-income securities through investment in the AB Global Bond Fund, another investment company advised by AllianceBernstein L.P. (the “Adviser”) that has investment objectives and policies substantially similar to those of the Portfolio.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Adviser will actively manage the Portfolio’s assets in relation to market conditions and general economic conditions and adjust the Portfolio’s investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar. While the Adviser expects to hedge some or all of the foreign currency exposure resulting from the Portfolio’s securities positions through the use of currency-related derivatives, it is not required to do so.

Under normal circumstances, the Portfolio invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Portfolio expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. For example, the Adviser may enter into futures contracts and swaps on interest rates, credit default swaps to gain or hedge exposure to specific fixed-income securities and currency-related derivatives as noted above. In addition, the Portfolio may borrow money for investment purposes, and expects to enter into transactions such as reverse repurchase agreements and dollar rolls that are functionally equivalent to borrowings. These derivatives and borrowing transactions will at times create aggregate exposure to fixed-income securities for the Portfolio substantially in excess of its net assets, effectively leveraging the Portfolio.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged), for the one-year period ended December 31, 2016, and the period since the Portfolio’s inception on April 29, 2015.

During the annual period, all share classes of the Portfolio outperformed the benchmark. Sector selection contributed to relative returns, due to allocations to US high-yield corporates and US agency risk-sharing transactions. Country positioning also added to returns, helped by an overweight exposure to Brazil and an overweight position in the UK, while an overweight in Mexico was a modest detractor. Currency investments had a positive impact on performance, as a result of long positions in the Russian ruble and Brazilian real. These gains more than offset losses from a long Swedish krona position and a short in the Canadian dollar. Security selection within US investment-grade corporates contributed as well, outweighing negative returns from selections within US high-yield corporates and eurozone treasuries. Yield-curve positioning detracted, as losses from underweights in the six-month, two-year and 20-year parts of the curve more than offset positive returns from an overweight in five-year maturities.

During the annual period, the Portfolio utilized currency forwards to hedge currency exposure as well as to manage active currency risk. Credit default swaps were used to hedge credit risk as well as to take active credit risk. Treasury futures were used to manage duration, country exposure and yield-curve positioning.

1

AB Variable Products Series Fund

MARKET REVIEW AND INVESTMENT STRATEGY

Political surprises had a significant impact on bond markets during the annual period, and investors viewed the two biggest—Donald Trump’s win in the US presidential election and Britain’s decision to quit the European Union (“Brexit”)—as likely to lead to policy changes with important implications for economic growth, trade and inflation. In total, the US 10-year Treasury yield rose 18 basis points over the annual period (with all of that and more coming from a jump of over 40 basis points after Trump’s election win) to end 2016 at 2.45%. European central banks generally maintained an easing bias through the period, particularly in the aftermath of Brexit, when the Bank of England enacted a rate cut that was its first in seven years and a new historic low. At the end of the period, the US Federal Reserve (the “Fed”) raised US interest rates for only the second time since the financial crisis in 2008, a move widely anticipated by markets.

Meanwhile, a steady increase in commodity prices, as oil prices stabilized above $50 a barrel, led to a rally in emerging markets, though gains were tempered by the hawkish tone of the Fed and uncertainty surrounding how the Trump administration’s protectionist campaign rhetoric would be reflected in its policies. Developed-market treasuries outperformed, in turn, emerging-market local-currency government bonds and investment-grade credit securities, but trailed the double-digit rally in global high yield. Within high yield, sector returns were almost uniformly positive, with energy and commodity-related sectors among the top performers. Yields in developed countries moved in differing directions, generally rising in the US, Canada and at the long end of the Italian curve, while falling in the UK, Germany and Japan.

2

GLOBAL BOND PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Portfolio shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end. The Portfolio has been in operation only for a short period of time, and therefore has a limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	Since Inception*
Global Bond Portfolio Class A	5.38%	2.93%
Global Bond Portfolio Class B	5.17%	2.69%
Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged)	3.95%	2.10%
* Inception date: 4/29/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 3.89% and 4.16% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs to 0.64% and 0.89% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

GLOBAL BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/29/15* TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Bond Portfolio Class A shares (from 4/29/15* to 12/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 4/29/2015.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$991.10	$1.90	0.38%	$3.20	0.64%
Hypothetical (5% annual return before expenses)	$1,000	$1,023.23	$1.93	0.38%	$3.25	0.64%

Class B
Actual	$1,000	$989.90	$3.15	0.63%	$4.40	0.88%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.97	$3.20	0.63%	$4.47	0.88%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$5,266,690	49.8%
Governments—Treasuries	3,392,777	32.1
Corporates—Investment Grade	476,585	4.5
Inflation-Linked Securities	381,421	3.6
Governments—Sovereign Agencies	284,132	2.7
Emerging Markets—Treasuries	158,672	1.5
Corporates—Non-Investment Grade	101,405	1.0
Mortgage Pass-Throughs	83,547	0.8
Collateralized Mortgage Obligations	59,101	0.5
Quasi-Sovereigns	28,979	0.3
Commercial Mortgage-Backed Securities	21,371	0.2
Local Governments—Provincial Bonds	18,661	0.2
Short-Term Investments	300,888	2.8

Total Investments	$10,574,229	100.0%

COUNTRY BREAKDOWN†

December 31, 2016 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$7,547,647	71.4%
United Kingdom	646,448	6.1
Italy	634,477	6.0
Canada	577,818	5.5
Spain	285,626	2.7
Brazil	201,063	1.9
Mexico	92,526	0.9
Germany	92,264	0.9
Belgium	43,380	0.4
Australia	36,561	0.3
Portugal	35,366	0.3
Russia	28,569	0.3
Israel	28,028	0.3
Other	23,568	0.2
Short-Term Investments	300,888	2.8

Total Investments	$10,574,229	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

†	All data are as of December 31, 2016. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.1% or less in the following countries: Switzerland and Turkey.

7

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares		U.S. $ Value

INVESTMENT COMPANIES–50.1%
FUNDS AND INVESTMENT TRUSTS–50.1%
AB Global Bond Fund, Inc.– Class Z(a) (cost $5,330,827)		630,741	$5,266,690

	Principal Amount (000)
GOVERNMENTS– TREASURIES–32.3%
AUSTRALIA–0.3%
Australia Government Bond Series 142 4.25%, 4/21/26(b)	AUD	45	36,561

BELGIUM–0.4%
Kingdom of Belgium Government Bond Series 71 3.75%, 6/22/45(b)	EUR	27	43,380

CANADA–2.6%
Canadian Government Bond 1.25%, 8/01/17	CAD	360	269,148

GERMANY–0.9%
Bundesrepublik Deutschland 0.50%, 2/15/25(b)	EUR	5	5,966
2.50%, 7/04/44–8/15/46(b)		58	85,288
Series 00 6.25%, 1/04/30(b)		1	1,010

			92,264

ITALY–6.0%
Italy Buoni Poliennali Del Tesoro 1.25%, 12/01/26		55	54,948
1.35%, 4/15/22		75	81,132
2.70%, 3/01/47(b)		15	15,148
3.75%, 5/01/21		262	314,065
4.50%, 8/01/18		45	50,855
5.50%, 11/01/22		65	85,942
6.00%, 5/01/31		21	32,387

			634,477

MEXICO–0.6%
Mexican Bonos Series M 8.00%, 6/11/20	MXN	1,280	63,547

PORTUGAL–0.3%
Portugal Obrigacoes do Tesouro OT 2.875%, 10/15/25(b)	EUR	35	35,366

RUSSIA–0.3%
Russian Federal Bond–OFZ Series 6214 6.40%, 5/27/20	RUB	1,850	28,569

	Principal Amount (000)		U.S. $ Value

SPAIN–2.7%
Spain Government Bond 1.30%, 10/31/26(b)	EUR	54	$56,443
1.95%, 7/30/30(b)		13	13,966
2.15%, 10/31/25(b)		20	22,574
2.75%, 10/31/24(b)		90	106,521
2.90%, 10/31/46(b)		4	4,473
4.10%, 7/30/18(b)		45	50,636
4.20%, 1/31/37(b)		21	29,417
5.15%, 10/31/44(b)		1	1,596

			285,626

UNITED KINGDOM–6.1%
United Kingdom Gilt 1.75%, 7/22/19–9/07/22(b)	GBP	135	174,761
2.00%, 7/22/20–9/07/25(b)		150	197,887
2.25%, 9/07/23(b)		78	105,177
2.50%, 7/22/65(b)		35	54,803
3.25%, 1/22/44(b)		65	103,522

			636,150

UNITED STATES–12.1%
U.S. Treasury Bonds 2.875%, 5/15/43	U.S.$	54	52,158
3.00%, 11/15/44–11/15/45		95	93,755
3.625%, 8/15/43		90	99,805
6.25%, 5/15/30		90	127,325
U.S. Treasury Notes 0.875%, 4/30/17		325	325,371
1.125%, 7/31/21		65	62,832
1.375%, 4/30/20		75	74,517
1.625%, 5/15/26		105	97,913
2.00%, 2/15/25–11/15/26		98	94,769
2.125%, 6/30/21		65	65,701
2.25%, 11/15/25		15	14,808
2.375%, 8/15/24		25	25,116
2.50%, 5/15/24		42	42,628
2.625%, 8/15/20		88	90,991

			1,267,689

Total Governments–Treasuries (cost $3,568,538)			3,392,777

CORPORATES–INVESTMENT GRADE–4.5%
INDUSTRIAL–3.8%
BASIC–0.4%
Glencore Funding LLC 4.00%, 4/16/25(b)		5	4,900
4.125%, 5/30/23(b)		5	5,032
4.625%, 4/29/24(b)		4	4,090
Mosaic Co. (The) 5.625%, 11/15/43		5	4,818
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25		10	10,298
Vale Overseas Ltd. 5.875%, 6/10/21		11	11,523

			40,661

8

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

CAPITAL GOODS–0.0%
General Electric Co. Series D 5.00%, 1/21/21(c)		U.S.$	5	$5,188

COMMUNICATIONS– MEDIA–0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20			5	5,101
4.908%, 7/23/25			15	15,809
Cox Communications, Inc. 2.95%, 6/30/23(b)			8	7,529
S&P Global, Inc. 4.40%, 2/15/26			15	15,868
Time Warner, Inc. 3.60%, 7/15/25			5	4,972

				49,279

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
AT&T, Inc. 3.60%, 2/17/23			7	7,060
4.75%, 5/15/46			5	4,737
Verizon Communications, Inc. 4.862%, 8/21/46			5	5,066

				16,863

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
General Motors Financial Co., Inc. 3.25%, 5/15/18			12	12,157

CONSUMER NON- CYCLICAL–1.2%
AbbVie, Inc. 2.50%, 5/14/20			4	4,001
3.60%, 5/14/25			10	9,905
Baxalta, Inc. 5.25%, 6/23/45			5	5,337
Biogen, Inc. 2.90%, 9/15/20			4	4,051
Gilead Sciences, Inc. 3.65%, 3/01/26			3	3,042
Kraft Heinz Foods Co. 2.80%, 7/02/20			7	7,067
3.50%, 7/15/22			7	7,106
Mylan NV 3.15%, 6/15/21(b)			11	10,795
3.95%, 6/15/26(b)			5	4,679
Newell Brands, Inc. 3.15%, 4/01/21			9	9,159
3.85%, 4/01/23			6	6,224
Philip Morris International, Inc. 2.125%, 5/10/23			10	9,535
Reynolds American, Inc. 4.45%, 6/12/25			10	10,558
5.85%, 8/15/45			3	3,552

Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23	U.S.$		15	$14,199
3.15%, 10/01/26			15	13,829

				123,039

ENERGY–0.6%
ConocoPhillips 5.75%, 2/01/19			12	12,892
Energy Transfer Partners LP 4.65%, 6/01/21			5	5,191
EnLink Midstream Partners LP 4.15%, 6/01/25			13	12,619
Enterprise Products Operating LLC 3.70%, 2/15/26			10	10,036
Hess Corp. 4.30%, 4/01/27			12	11,945
Nabors Industries, Inc. 5.50%, 1/15/23(b)			3	3,124
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24			12	11,490

				67,297

SERVICES–0.0%
eBay, Inc. 3.80%, 3/09/22			4	4,133

TECHNOLOGY–0.8%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42%, 6/15/21(b)			10	10,348
5.45%, 6/15/23(b)			10	10,607
Fidelity National Information Services, Inc. 3.50%, 4/15/23			3	3,038
5.00%, 10/15/25			3	3,268
HP, Inc. 4.65%, 12/09/21			10	10,674
KLA-Tencor Corp. 4.65%, 11/01/24			5	5,293
Lam Research Corp. 2.80%, 6/15/21			8	7,957
Micron Technology, Inc. 7.50%, 9/15/23(b)			6	6,645
Seagate HDD Cayman 4.75%, 6/01/23			5	4,956
Total System Services, Inc. 3.75%, 6/01/23			7	6,952
Western Digital Corp. 7.375%, 4/01/23(b)			10	11,000

				80,738

				399,355

FINANCIAL INSTITUTIONS–0.6%
BANKING–0.6%
Bank of America Corp. 3.875%, 8/01/25			20	20,337
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21			14	13,604

9

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

3.85%, 7/08/24	U.S.$	10	$10,208
5.15%, 5/22/45		3	3,147
Series E 1.625%, 7/27/26(b)	EUR	5	5,218
Morgan Stanley Series G 4.00%, 7/23/25	U.S.$	11	11,275

			63,789

REITS–0.0%
VEREIT Operating Partnership LP 4.125%, 6/01/21		5	5,075

			68,864

UTILITY–0.1%
ELECTRIC–0.1%
Entergy Corp. 4.00%, 7/15/22		8	8,366

Total Corporates–Investment Grade (cost $472,501)			476,585

INFLATION–LINKED SECURITIES–3.6%
BRAZIL–0.3%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50–5/15/55	BRL	37	35,020

UNITED STATES–3.3%
U.S. Treasury Inflation Index 0.125%, 4/15/18–4/15/19 (TIPS)	U.S.$	267	270,622
0.25%, 1/15/25 (TIPS)		26	25,092
0.375%, 7/15/25 (TIPS)		51	50,687

			346,401

Total Inflation–Linked Securities (cost $380,221)			381,421

GOVERNMENTS–SOVEREIGN AGENCIES–2.7%
BRAZIL–0.1%
Petrobras Global Finance BV 8.75%, 5/23/26		5	5,394

CANADA–2.6%
Canada Housing Trust No. 1 3.80%, 6/15/21(b)	CAD	285	233,616
1.70%, 12/15/17(b)		60	45,122

			278,738

Total Governments–Sovereign Agencies (cost $300,638)			284,132

EMERGING MARKETS–TREASURIES–1.5%
BRAZIL–1.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/25–1/01/27	BRL	525	149,126

TURKEY–0.1%
Turkey Government Bond 9.40%, 7/08/20	TRY	35	9,546

Total Emerging Markets–Treasuries (cost $138,902)			$158,672

CORPORATES–NON-INVESTMENT GRADE–1.0%
INDUSTRIAL–0.9%
BASIC–0.1%
CF Industries, Inc. 4.95%, 6/01/43	U.S.$	7	5,723

CAPITAL GOODS–0.1%
Herc Rentals, Inc. 7.75%, 6/01/24(b)		10	10,512
SPX FLOW, Inc. 5.875%, 8/15/26(b)		2	2,000

			12,512

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
CenturyLink, Inc. Series S 6.45%, 6/15/21		8	8,420
Series Y 7.50%, 4/01/24		5	5,250
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(b)		2	2,070

			15,740

CONSUMER CYCLICAL– OTHER–0.1%
PulteGroup, Inc. 5.00%, 1/15/27		10	9,500

CONSUMER CYCLICAL–RETAILERS–0.0%
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25		4	4,160

CONSUMER NON–CYCLICAL–0.2%
HCA, Inc. 4.50%, 2/15/27		4	3,930
5.25%, 6/15/26		10	10,337
Valeant Pharmaceuticals International, Inc. 5.875%, 5/15/23(b)		5	3,775
6.125%, 4/15/25(b)		4	3,005

			21,047

ENERGY–0.1%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		10	7,103
Transocean, Inc. 9.00%, 7/15/23(b)		5	5,125

			12,228

TECHNOLOGY–0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(b)		5	5,551

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

TRANSPORTATION– SERVICES–0.0%
Hertz Corp. (The) 5.50%, 10/15/24(b)	U.S.$	5	$4,369

			90,830

FINANCIAL INSTITUTIONS–0.1%
FINANCE–0.1%
Navient Corp. 6.625%, 7/26/21		10	10,575

Total Corporates–Non-Investment Grade (cost $101,412)			101,405

MORTGAGE PASS-THROUGHS–0.8%
AGENCY FIXED RATE 30-YEAR–0.7%
Federal National Mortgage Association 4.00%, 1/01/47, TBA		69	72,276

OTHER AGENCY FIXED RATE PROGRAMS–0.1%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	13	11,271

Total Mortgage Pass-Throughs (cost $83,645)			83,547

COLLATERALIZED MORTGAGE OBLIGATIONS–0.6%
RISK SHARE FLOATING RATE–0.6%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 1M1 2.256% (LIBOR 1 Month + 1.50%), 7/25/25(d)	U.S.$	3	3,124
Series 2016-C01, Class 1M2 7.506% (LIBOR 1 Month + 6.75%), 8/25/28(d)		13	14,478
Series 2016-C01, Class 2M2 7.706% (LIBOR 1 Month + 6.95%), 8/25/28(d)		13	14,375
Series 2016-C02, Class 1M2 6.756% (LIBOR 1 Month + 6.00%), 9/25/28(d)		15	16,766
Series 2016-C04, Class 1M2 5.006% (LIBOR 1 Month + 4.25%), 1/25/29(d)		10	10,358

Total Collateralized Mortgage Obligations (cost $53,121)			59,101

QUASI-SOVEREIGNS–0.3%
QUASI-SOVEREIGN BONDS–0.3%
MEXICO–0.3%
Petroleos Mexicanos 4.625%, 9/21/23(b)	U.S.$	14	$13,619
5.375%, 3/13/22(b)		15	15,360

Total Quasi-Sovereigns (cost $28,918)			28,979

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.2%
NON-AGENCY FIXED RATE CMBS–0.2%
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.668%, 11/15/48		10	9,104
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		14	12,267

Total Commercial Mortgage-Backed Securities (cost $23,421)			21,371

LOCAL GOVERNMENTS–PROVINCIAL BONDS–0.2%
CANADA–0.2%
Province of Ontario Canada 2.40%, 6/02/26	CAD	15	11,088
2.60%, 6/02/25		10	7,573

Total Local Governments–Provincial Bonds (cost $18,775)			18,661

	Shares
SHORT-TERM INVESTMENTS–2.9%
INVESTMENT COMPANIES–2.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(a)(e) (cost $300,888)		300,888	300,888

TOTAL INVESTMENTS–100.7% (cost $10,801,807)			10,574,229
Other assets less liabilities–(0.7)%			(72,679)

NET ASSETS–100.0%			$10,501,550

11

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	6	March 2017	$771,360	$771,491	$131

Sold Contracts
Euro-Schatz Futures	1	March 2017	118,001	118,202	(201)

					$(70)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	1,737	USD	28	1/17/17	$(166)
BNP Paribas SA	RUB	1,785	USD	27	1/17/17	(1,864)
Credit Suisse International	BRL	628	USD	182	1/04/17	(10,472)
Credit Suisse International	USD	193	BRL	628	1/04/17	260
Standard Chartered Bank	BRL	628	USD	193	1/04/17	(261)
Standard Chartered Bank	USD	191	BRL	628	1/04/17	1,608
Standard Chartered Bank	GBP	474	USD	591	1/20/17	7,082
Standard Chartered Bank	BRL	628	USD	190	2/02/17	(1,702)
Standard Chartered Bank	CAD	1,021	USD	767	2/03/17	5,831
Standard Chartered Bank	USD	26	IDR	351,049	3/14/17	(318)
State Street Bank & Trust Co.	MXN	1,416	USD	70	1/11/17	1,354
State Street Bank & Trust Co.	USD	28	MXN	563	1/11/17	(496)
State Street Bank & Trust Co.	USD	51	RUB	3,348	1/17/17	3,124
State Street Bank & Trust Co.	AUD	192	USD	145	1/19/17	6,530
State Street Bank & Trust Co.	GBP	44	USD	55	1/20/17	790
State Street Bank & Trust Co.	EUR	1,063	USD	1,160	1/25/17	39,445
State Street Bank & Trust Co.	EUR	5	USD	5	1/25/17	(33)
State Street Bank & Trust Co.	USD	32	EUR	30	1/25/17	(116)
State Street Bank & Trust Co.	USD	108	JPY	12,652	1/25/17	296
State Street Bank & Trust Co.	USD	48	CAD	64	2/03/17	(474)
State Street Bank & Trust Co.	TRY	35	USD	10	2/08/17	238
State Street Bank & Trust Co.	SGD	183	USD	128	3/14/17	1,847

						$52,503

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00%	3.55%	$210	$13,333	$6,568
CDX-NAIG Series 27, 5 Year Index, 12/20/21*	1.00	0.68	1,100	17,000	6,894

				$30,333	$13,462

*	Termination date

12

AB Variable Products Series Fund

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
CDX-EMS Series 23, 5 Year Index, 6/20/20*	1.00%	2.43%	$147	$(6,746)	$(8,740)	$1,994
Barclays Bank PLC
CDX-CMBX.NA.BBB Series 7, 1/17/47*	3.00	4.02	100	(5,632)	(603)	(5,029)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.05	6	(789)	(101)	(688)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.05	6	(789)	(104)	(685)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.05	12	(1,577)	(194)	(1,383)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	8.05	11	(1,446)	(202)	(1,244)

				$(16,979)	$(9,944)	$(7,035)

*	Termination date

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate market value of these securities amounted to $1,572,586 or 15.0% of net assets.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest/floor rate was in effect at December 31, 2016.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

MXN—Mexican Peso

RUB—Russian Ruble

SGD—Singapore Dollar

TRY—Turkish Lira

USD—United States Dollar

Glossary:

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-EMS– Emerging Market Credit Default Swap Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

13

GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $5,170,092)	$5,006,651
Affiliated issuers (cost $5,631,715)	5,567,578
Cash collateral due from broker	36,117
Foreign currencies, at value (cost $11,704)	11,753
Unrealized appreciation on forward currency exchange contracts	68,405
Interest receivable	36,525
Affiliated dividends receivable	11,414
Receivable due from Adviser	10,216
Unrealized appreciation on credit default swaps	1,994
Receivable for variation margin on exchange-traded derivatives	469

Total assets	10,751,122

LIABILITIES
Payable for investment securities purchased	136,506
Audit and tax fee payable	46,330
Custody fee payable	17,267
Unrealized depreciation on forward currency exchange contracts	15,902
Upfront premium received on credit default swaps	9,944
Unrealized depreciation on credit default swaps	9,029
Payable for variation margin on exchange-traded derivatives	351
Transfer Agent fee payable	90
Distribution fee payable	3
Accrued expenses	14,150

Total liabilities	249,572

NET ASSETS	$10,501,550

COMPOSITION OF NET ASSETS
Capital stock, at par	$1,028
Additional paid-in capital	10,290,247
Undistributed net investment income	339,464
Accumulated net realized gain on investment transactions and foreign currency transactions	39,900
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(169,089)

$10,501,550

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,487,227	1,026,986	$10.21
B	$14,323	1,407	$10.18

See notes to financial statements.

14

GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends—Affiliated issuers	$170,787
Interest	95,983

266,770

EXPENSES
Advisory fee (see Note B)	52,054
Distribution fee—Class B	34
Transfer agency—Class A	4,872
Transfer agency—Class B	6
Custodian	95,458
Administrative	49,782
Audit and tax	46,387
Directors’ fees	24,565
Legal	23,410
Printing	18,098
Amortization of offering expenses	10,220
Miscellaneous	2,739

Total expenses	327,625
Less: expenses waived and reimbursed by the Adviser (see Note B)	(287,925)

Net expenses	39,700

Net investment income	227,070

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	35,956
Futures	26,062
Swaps	20,597
Foreign currency transactions	67,826
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	121,011
Investments	(23,945)
Futures	(1,595)
Swaps	30,563
Foreign currency denominated assets and liabilities	37,789

Net gain on investment and foreign currency transactions	314,264

NET INCREASE IN NET ASSETS FROM OPERATIONS	$541,334

See notes to financial statements.

15

GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	April 29, 2015(a) to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$227,070	$183,378
Net realized gain on investment transactions and foreign currency transactions	150,441	106,018
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	163,823	(332,912)

Net increase (decrease) in net assets from operations	541,334	(43,516)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(291,608)	–0	–
Class B	(383)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase	294,472	10,001,251

Total increase	543,815	9,957,735
NET ASSETS
Beginning of period	9,957,735	–0	–

End of period (including undistributed net investment income of $339,464 and $302,201, respectively)	$10,501,550	$9,957,735

(a)	Commencement of operations.

See notes to financial statements.

16

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio commenced operations on April 29, 2015. The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2016 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or

17

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

18

AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$5,266,690		$–0	–	$–0	–	$5,266,690
Governments—Treasuries	–0	–	3,392,777		–0	–	3,392,777
Corporates—Investment Grade	–0	–	476,585		–0	–	476,585
Inflation-Linked Securities	–0	–	381,421		–0	–	381,421
Governments—Sovereign Agencies	–0	–	284,132		–0	–	284,132
Emerging Markets—Treasuries	–0	–	158,672		–0	–	158,672
Corporates—Non-Investment Grade	–0	–	101,405		–0	–	101,405
Mortgage Pass-Throughs	–0	–	83,547		–0	–	83,547
Collateralized Mortgage Obligations	–0	–	59,101		–0	–	59,101
Quasi-Sovereigns	–0	–	28,979		–0	–	28,979
Commercial Mortgage-Backed Securities	–0	–	–0	–	21,371		21,371
Local Governments—Provincial Bonds	–0	–	18,661		–0	–	18,661
Short-Term Investments	300,888		–0	–	–0	–	300,888

Total Investments in Securities	5,567,578		4,985,280		21,371		10,574,229
Other Financial Instruments(a):
Assets:
Futures	131		–0	–	–0	–	131	(b)
Forward Currency Exchange Contracts	–0	–	68,405		–0	–	68,405
Centrally Cleared Credit Default Swaps	–0	–	13,462		–0	–	13,462	(b)
Credit Default Swaps	–0	–	1,994		–0	–	1,994
Liabilities:
Futures	(201)		–0	–	–0	–	(201	)(b)
Forward Currency Exchange Contracts	–0	–	(15,902)		–0	–	(15,902)
Credit Default Swaps	–0	–	(9,029)		–0	–	(9,029)

Total(c)	$5,567,508		$5,044,210		$21,371		$10,633,089

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

19

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Total
Balance as of 12/31/15	$38,998		$38,998
Accrued discounts/(premiums)	(22)		(22)
Realized gain (loss)	(1,831)		(1,831)
Change in unrealized appreciation/depreciation	(677)		(677)
Purchases/Payups	–0	–	–0	–
Sales/Paydowns	(15,097)		(15,097)
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/16	$21,371		$21,371

Net change in unrealized appreciation/depreciation from investments held as of 12/31/16(a)	$(677)		$(677)

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

20

AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax year) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $41,223 were deferred and amortized on a straight line basis over a one year period starting from April 29, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the fees and expenses of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .64% and .89% of daily average net assets for Class A and Class B, respectively. Any fees waived and expenses borne by the Adviser through April 28, 2016 are subject to repayment by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $179,979 for the fiscal period ended December 31, 2015 and $84,021 for the year ended December 31, 2016, respectively. In any case, no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentages set forth in the preceding sentence. For the year ended December 31, 2016, the reimbursements/waivers amounted to $211,177. The Expense Caps may not be terminated by the Adviser before May 1, 2017.

The Portfolio may invest in AB mutual funds managed by the Adviser. In addition to the Expense Caps, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through May 1, 2017 in an amount equal to the Portfolio’s share of all fees and expenses of any AB mutual funds in which the Portfolio invests. For the year ended December 31, 2016, such waivers amounted to $26,966.

21

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2016 is as follows:

AB Global Bond Fund, Inc.
						Distributions
Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/16 (000)	Income (000)	Realized Gains (000)
$4,977	$169	$0	$0	$121	$5,267	$169	$0

AB Government Money Market Portfolio

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)	Dividend Income (000)
$909	$1,827	$2,435	$301	$2

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the Adviser voluntarily agreed to waive such fees amounting to $49,782.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $222, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,874,054	$1,957,250
U.S. government securities	2,039,571	1,851,586

22

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$10,802,983

Gross unrealized appreciation	$49,794
Gross unrealized depreciation	(278,548)

Net unrealized depreciation	$(228,754)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

23

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

During the year ended December 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the

24

AB Variable Products Series Fund

credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2016, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

25

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended December 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$131	*	Receivable/Payable for variation margin on exchange-traded derivatives	$201	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	13,462	*	Receivable/Payable for variation margin on exchange-traded derivatives
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	68,405		Unrealized depreciation on forward currency exchange contracts	15,902
Credit contracts	Unrealized appreciation on credit default swaps	1,994		Unrealized depreciation on credit default swaps	9,029

Total		$83,992			$25,132

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$26,062	$(1,595)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(7,374)	37,704
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	20,597	30,563

Total		$39,285	$66,672

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2016:

Futures:
Average original value of buy contracts	$904,926
Average original value of sale contracts	$304,618	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$570,320
Average principal amount of sale contracts	$3,418,321

26

AB Variable Products Series Fund

Credit Default Swaps:
Average notional amount of sale contracts	$282,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$1,400,523
Average notional amount of buy contracts	$1,100,000	(b)

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co. LLC*	$469	$(351)	$–0	–	$–0	–	$118

Total	$469	$(351)	$–0	–	$–0	–	$118

OTC Derivatives:
Credit Suisse International	$260	$(260)	$–0	–	$–0	–	$–0	–
Standard Chartered Bank	14,521	(2,281)	–0	–	–0	–	12,240
State Street Bank & Trust Co.	53,624	(1,119)	–0	–	–0	–	52,505

Total	$68,405	$(3,660)	$–0	–	$–0	–	$64,745	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co. LLC*	$351	$(351)		$–0	–	$–0	–	$–0	–

Total	$351	$(351)		$–0	–	$–0	–	$–0	–

OTC Derivatives:
Bank of America, NA	$6,912	$–0	–	$–0	–	$–0	–	$6,912
Barclays Bank PLC	6,421	–0	–	–0	–	–0	–	6,421
BNP Paribas SA	1,864	–0	–	–0	–	–0	–	1,864
Citibank, NA	789	–0	–	–0	–	–0	–	789
Credit Suisse International	10,472	(260)		–0	–	–0	–	10,212
Goldman Sachs International	3,023	–0	–	–0	–	–0	–	3,023
Standard Chartered Bank	2,281	(2,281)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	1,119	(1,119)		–0	–	–0	–	–0	–

Total	$32,881	$(3,660)		$–0	–	$–0	–	$29,221	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at December 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

27

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended December 31, 2016, the Portfolio had no transactions in dollar rolls.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Year Ended December 31, 2016		April 29, 2015(a) to December 31, 2015		Year Ended December 31, 2016		April 29, 2015(a) to December 31, 2015
Class A
Shares sold	–0	–	999,000		$–0	–	$9,990,000
Shares issued in reinvestment of dividends	27,986		–0	–	291,608		–0	–

Net increase	27,986		999,000		$291,608		$9,990,000

Class B
Shares sold	248		1,125		$2,514		$11,252
Shares issued in reinvestment of dividends	37		–0	–	383		–0	–
Shares redeemed	(3)		–0	–(b)	(33)		(1)

Net increase	282		1,125		$2,864		$11,251

(a)	Commencement of operations.

(b)	Amount is less than .50 cents.

At December 31, 2016, the Adviser owns approximately 99.9% in aggregate of the Portfolio’s outstanding shares.

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

28

AB Variable Products Series Fund

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

29

GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

2016
Distributions paid from:
Ordinary income	$291,991

Total distributions paid	$291,991

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$423,917
Undistributed capital gains	13,821	(a)
Unrealized appreciation/(depreciation)	(227,464	)(b)

Total accumulated earnings/(deficit)	$210,274

(a)	During the fiscal year, the Portfolio utilized $7,908 of short-term capital loss carryforwards to offset current year net realized gain.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carryforward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of swaps and swap clearing fees, foreign currency reclassifications, the tax treatment of offering costs and paydown gains/loss reclassifications resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

30

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31, 2016	April 29, 2015(a) to December 31, 2015
Net asset value, beginning of period	$9.96	$10.00

Income From Investment Operations
Net investment income (b)(c)	.22	.18
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.32	(.22)

Net increase (decrease) in net asset value from operations	.54	(.04)

Less: Dividends
Dividends from net investment income	(.29)	–0	–

Net asset value, end of period	$10.21	$9.96

Total Return
Total investment return based on net asset value (d)	5.38%	(.40)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,488	$9,947
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.38%	.38	%^
Expenses, before waivers/reimbursements (e)	3.15%	3.63	%^
Net investment income (c)	2.18%	2.74	%^
Portfolio turnover rate	38%	62%

See footnote summary on page 32.

31

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31, 2016	April 29, 2015(a) to December 31, 2015
Net asset value, beginning of period	$9.94	$10.00

Income From Investment Operations
Net investment income (b)(c)	.20	.17
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.32	(.23)

Net increase (decrease) in net asset value from operations	.52	(.06)

Less: Dividends
Dividends from net investment income	(.28)	–0	–

Net asset value, end of period	$10.18	$9.94

Total Return
Total investment return based on net asset value (d)	5.17%	(.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.63%	.64	%^
Expenses, before waivers/reimbursements (e)	3.38%	3.90	%^
Net investment income (c)	1.94%	2.55	%^
Portfolio turnover rate	38%	62%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The Portfolio’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has agreed to waive certain acquired fund fees and for the years ended December 31, 2016 and December 31, 2015, such waivers amounted to .26% and .26%, respectively for the Portfolio.

^	Annualized.

See notes to financial statements.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Global Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Bond Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period April 29, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Bond Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period April 29, 2015 (commencement of operations) to December 31, 2015 in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

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GLOBAL BOND PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Paul J. DeNoon(2), Vice President	Emilie D. Wrapp, Secretary
Scott DiMaggio(2), Vice President	Phyllis J. Clarke, Controller
Douglas J. Peebles(2), Vice President	Vincent S. Noto, Chief Compliance Officer
Matthew Sheridan(2), Vice President

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. DeNoon, DiMaggio, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

34

GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

35

GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015), U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

36

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

37

GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Paul J. DeNoon 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Scott DiMaggio 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Douglas J. Peebles 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Matthew Sheridan 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

38

GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Bond Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory

39

GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of an undertaking by the Adviser to waive fees and/or reimburse expenses, which the Adviser informed the directors would remain in effect until May 2018, including a waiver or reimbursement of a portion of the advisory fees earned by the Adviser from assets of the Fund that are invested in another AB Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or

40

AB Variable Products Series Fund

reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

41

VPS-GB-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—MODERATE
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Global Risk Allocation-Moderate Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term growth of capital while seeking to limit volatility. In making decisions on the allocation of assets among “growth assets” and “safety assets”, AllianceBernstein L.P. (the “Adviser”) will use a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high-yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser will make frequent adjustments to the Portfolio’s asset class exposures based on these tail risk determinations. To help limit tail risk, the Portfolio will utilize a risk management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds (“ETFs”). The Adviser will on a best efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser will also assess tail risk on a security, sector and country basis, and make adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high-yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net, hedged to USD) and its secondary benchmark, a blend of 60% MSCI World Index (net, hedged to USD) / 40% Bloomberg Barclays Global G7 Treasury Index (hedged to USD), for the one-year period ended December 31, 2016, and the period since the Portfolio’s inception on April 28, 2015.

All share classes of the Portfolio underperformed its benchmarks for the annual period. The Portfolio allocated most of its risk to global equity, with the balance allocated to government bonds. The Portfolio’s equity allocation strategy based on dynamic risk signals detracted relative to the benchmark, as the Portfolio responded to risk signals and reduced equity allocation during several risk events (e.g. the Brexit referendum discussed below); however, the equity market experienced quick and dramatic reversals. Overweight positions in emerging-market equities contributed. On the fixed-income side, overweights of inflation-linked bonds relative to nominal bonds enhanced returns as inflation breakeven rates significantly increased due to reflation concerns. The strategic hedging of foreign currency exposures helped performance, as foreign currencies weakened versus the US dollar.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including futures, currency forwards, written options and written swaptions, which added to absolute performance; interest rate swaps and purchased options detracted.

1

AB Variable Products Series Fund

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks finished the annual period in positive territory amidst multiple volatility spikes. Outcomes varied significantly by region, however, with US and emerging-market equities advancing the most and developed international equities essentially flat. Currency movements also played a role as a strong US dollar dampened returns for US dollar-based investors. Mid-year marked the low point for the US dollar. It then surged by almost 8% and ended the period about 3% above where it traded at the start of 2016.

The annual period had a number of surprises. The market sold off early in the year, due to growth concerns and diverging central bank policies worldwide. Central banks responded as the Bank of Japan changed one of its key interest rates to negative and the US Federal Reserve (the “Fed”) delayed future rates hikes. Markets rebounded quickly and volatility subdued before spiking again in June when the UK decided to leave the European Union in its “Brexit” referendum. Towards year end, volatility spiked for the third time, after the unexpected outcome and implications from the US election. After each of these unanticipated events, the market initially sold off but then snapped back both faster and more vigorously. After the US presidential election, stock returns diverged sharply by market capitalization and sector. Smaller-cap stocks dramatically outperformed large-caps in the first week as investors saw their more domestically focused businesses as advantaged by likely Trump administration policies. The Fed raised rates for the second time in a decade in December, largely due to better than expected US economic growth, improving employment numbers and rising inflation from unusually low levels. The 10-year Treasury yield ended the period close to 2.6% and the Fed telegraphed a faster pace of rate hikes in 2017.

The Portfolio’s Senior Investment Management Team seeks to allocate approximately 85% of its risk to equity and the balance to government bonds over time. For global equity exposure, the Portfolio had overweight positions in European, Japanese and emerging markets relative to a market cap weighted equity index. For fixed-income investments, the Portfolio had overweight positions of inflation-protected bonds over nominal bonds and underweights in Japan and European government bonds, where interest rates were close to zero. The Portfolio hedged most of the foreign currency exposures and adopted explicit downside hedges via option positions.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and Bloomberg Barclays Global G7 Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays Global G7 Treasury Index tracks fixed-rate local currency government debt of investment-grade G7 countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk: Investments in fixed-income securities with ratings below investment-grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments. Transactions intended to hedge fluctuations in the values of the portfolios positions will typically limit the opportunity for gain.

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end. The Portfolio has been in operation only for a short period of time, and therefore has a limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	Since Inception*
Global Risk Allocation—Moderate Portfolio Class A	4.39%	-1.12%
Global Risk Allocation—Moderate Portfolio Class B	4.24%	-1.33%
Primary benchmark: MSCI World Index (net, hedged to USD)	9.39%	2.18%
Secondary benchmark: 60% MSCI World Index (net, hedged to USD) / 40% Bloomberg Barclays Global G7 Treasury Index (hedged to USD)	7.33%	2.37%
* Inception date: 4/28/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 3.10% and 3.35% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs to 0.75% and 1.00% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

4/28/15* TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Risk Allocation—Moderate Portfolio Class A shares (from 4/28/15* to 12/31/16) as compared to the performance of the Portfolio’s primary and secondary benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 4/28/2015.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,046.10	$3.09	0.60%	$3.86	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.12	$3.05	0.60%	$3.81	0.75%

Class B
Actual	$1,000	$1,044.70	$4.32	0.84%	$5.14	1.00%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.91	$4.27	0.84%	$5.08	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$29,894,992	38.5%
Inflation-Linked Securities	1,364,106	1.8
Options Purchased—Puts	112,998	0.1
Options Purchased—Calls	67,231	0.1
Short-Term Investments	46,270,512	59.5

Total Investments	$77,709,839	100.0%

COUNTRY BREAKDOWN†

December 31, 2016 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$31,379,600	40.4%
Germany	47,176	0.1
Japan	9,517	0.0
United Kingdom	3,034	0.0
Short-Term Investments	46,270,512	59.5

Total Investments	$77,709,839	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

†	All data are as of December 31, 2016. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–37.7%
FUNDS AND INVESTMENT TRUSTS–37.7%
iShares Core S&P 500 ETF	23,730	$5,339,013
iShares MSCI EAFE ETF	90,720	5,237,266
iShares MSCI Emerging Markets ETF	32,688	1,144,407
iShares Russell 2000 ETF	11,040	1,488,744
SPDR S&P 500 ETF Trust	49,920	11,158,617
Vanguard S&P 500 ETF	26,920	5,526,945

Total Investment Companies (cost $27,684,697)		29,894,992

	Principal Amount (000)
INFLATION-LINKED SECURITIES–1.7%
UNITED STATES–1.7%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS) (cost $1,392,012)	$1,372	1,364,106

	Contracts
OPTIONS PURCHASED–PUTS–0.2%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.1%
SPDR S&P 500 ETF Trust Expiration: Jan 2017, Exercise Price: $ 222.00(a)(b)	487	93,748

OPTIONS ON INDICES–0.1%
Euro STOXX 50 Index Expiration: Jan 2017, Exercise Price: EUR 3,125.00(b)(c)	620	6,699
FTSE 100 Index Expiration: Jan 2017, Exercise Price: GBP 6,900.00(b)(c)	130	3,034
Nikkei 225 Index Expiration: Jan 2017, Exercise Price: JPY 18,625.00(b)(c)	10,000	9,517

		19,250

Total Options Purchased–Puts (premiums paid $152,397)		112,998

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED–CALLS–0.1%
OPTIONS ON INDICES–0.1%
Euro STOXX 50 Index Expiration: Jan 2017, Exercise Price: EUR 3,300.00(b)(c)	670	$29,478
Euro STOXX 50 Index Expiration: Jan 2017, Exercise Price: EUR 3,300.00(b)(c)	250	10,999

		40,477

	Notional Amount (000)
SWAPTIONS–0.0%
IRS Swaption, JPMorgan Chase Bank, NA Expiration: Jan 2017, Exercise Rate: 2.173%	$11,900	26,754

Total Options Purchased–Calls (premiums paid $43,906)		67,231

	Shares
SHORT-TERM INVESTMENTS–58.3%
INVESTMENT COMPANIES–45.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(d)(e) (cost $36,333,310)	36,333,310	36,333,310

	Principal Amount (000)
U.S. TREASURY BILLS–12.5%
U.S. Treasury Bill Zero Coupon, 1/05/17–3/30/17 (cost $9,937,202)	$9,944	9,937,202

Total Short-Term Investments (cost $46,270,512)		46,270,512

TOTAL INVESTMENTS–98.0% (cost $75,543,524)		77,709,839
Other assets less liabilities–2.0%		1,598,738

NET ASSETS–100.0%		$79,308,577

8

AB Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	12	March 2017	$1,098,680	$1,106,225	$7,545
10 Yr Canadian Bond Futures	4	March 2017	414,263	409,727	(4,536)
Euro STOXX 50 Index Futures	121	March 2017	4,084,771	4,173,938	89,167
Euro BTP Futures	11	March 2017	1,537,936	1,566,775	28,839
FTSE 100 Index Futures	20	March 2017	1,686,736	1,737,684	50,948
Long GILT Futures	4	March 2017	607,356	620,292	12,936
Mini MSCI EAFE Futures	50	March 2017	4,215,093	4,189,000	(26,093)
Nikkei 225 (CME) Futures	29	March 2017	2,755,962	2,770,950	14,988
S&P 500 E Mini Futures	42	March 2017	4,651,977	4,696,020	44,043
S&P TSX 60 Index Futures	11	March 2017	1,449,138	1,469,616	20,478
SPI 200 Futures	7	March 2017	694,476	711,132	16,656
TOPIX Index Futures	15	March 2017	1,912,028	1,948,235	36,207
U.S. T-Note 10 Yr (CBT) Futures	7	March 2017	874,293	869,969	(4,324)
U.S. Ultra Bond (CBT) Futures	3	March 2017	485,138	480,750	(4,388)

					$282,466

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	1,315	USD	1,440	3/16/17	$50,481
Barclays Bank PLC	JPY	70,353	USD	677	3/16/17	72,888
BNP Paribas SA	CHF	543	USD	562	3/16/17	25,974
BNP Paribas SA	EUR	2,217	USD	2,474	3/16/17	132,502
Citibank, NA	USD	1,543	EUR	1,362	3/16/17	(104,419)
Credit Suisse International	JPY	231,937	USD	2,043	3/16/17	51,715
Royal Bank of Scotland PLC	USD	2,361	EUR	2,257	3/16/17	23,351
State Street Bank & Trust Co.	AUD	248	USD	184	3/16/17	5,406
State Street Bank & Trust Co.	CHF	845	USD	836	3/16/17	2,544
State Street Bank & Trust Co.	EUR	3,157	USD	3,358	3/16/17	22,619
State Street Bank & Trust Co.	GBP	1,314	USD	1,654	3/16/17	32,048
State Street Bank & Trust Co.	HKD	1,141	USD	147	3/16/17	–0	–
State Street Bank & Trust Co.	SEK	1,120	USD	123	3/16/17	(288)
State Street Bank & Trust Co.	USD	433	EUR	406	3/16/17	(4,191)
State Street Bank & Trust Co.	USD	802	GBP	637	3/16/17	(15,536)
State Street Bank & Trust Co.	USD	124	SEK	1,129	3/16/17	290
UBS AG	GBP	676	USD	840	3/16/17	5,179

						$300,563

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Nikkei 225 Index(c)	10,000	JPY 20,375.00	January 2017	$4,544		$(540)

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	CounterParty	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put—Interest Rate Swaption	3 Month LIBOR	JPMorgan Chase Bank	2.61%	1/30/17	$11,900	$22,545	$(22,288)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro STOXX 50 Index(c)	490	EUR	2,900.00	January 2017	$19,527	$(570)
Euro STOXX 50 Index(c)	620		3,025.00	January 2017	12,463	(2,426)
Euro STOXX 50 Index(c)	250		3,050.00	January 2017	5,807	(1,260)
Euro STOXX 50 Index(c)	670		3,050.00	January 2017	15,107	(3,377)
FTSE 100 Index(c)	130	GBP	6,650.00	January 2017	2,095	(1,025)
iShares MSCI Emerging Markets ETF(a)	1,494	$	30.00	January 2017	28,325	(5,229)
iShares MSCI Emerging Markets ETF(a)	881		30.50	January 2017	36,085	(3,965)
iShares MSCI Emerging Markets ETF(a)	783		32.00	January 2017	21,892	(6,656)
Nikkei 225 Index(c)	23,000	JPY	16,750.00	January 2017	34,723	(1,973)
Nikkei 225 Index(c)	10,000		17,750.00	January 2017	5,228	(2,929)
SPDR S&P 500 ETF Trust(a)	487	$	215.00	January 2017	41,374	(30,681)

					$222,626	$(60,091)

(a)	One contract relates to 100 shares.

(b)	Non-income producing security.

(c)	One contract relates to 1 share.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

IRS—Interest Rate Swaption

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

10

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $39,210,214)	$41,376,529
Affiliated issuers (cost $36,333,310)	36,333,310
Cash collateral due from broker	1,303,026
Foreign currencies, at value (cost $170,803)	167,641
Unrealized appreciation on forward currency exchange contracts	424,997
Receivable for capital stock sold	78,116
Unaffiliated dividends and interest receivable	68,716
Receivable for investment securities sold	34,992
Affiliated dividends receivable	11,006
Receivable for variation margin on exchange-traded derivatives	5,611

Total assets	79,803,944

LIABILITIES
Options written, at value (premiums received $227,170)	60,631
Swaptions written, at value (premiums received $22,545)	22,288
Payable for capital stock redeemed	125,075
Unrealized depreciation on forward currency exchange contracts	124,434
Audit and tax fee payable	47,158
Payable for investment securities purchased	27,773
Advisory fee payable	23,599
Distribution fee payable	16,561
Administrative fee payable	13,137
Transfer Agent fee payable	90
Accrued expenses	34,621

Total liabilities	495,367

NET ASSETS	$79,308,577

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,133
Additional paid-in capital	77,061,141
Undistributed net investment income	8,947
Accumulated net realized loss on investment transactions and foreign currency transactions	(685,943)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,916,299

$79,308,577

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,763.48	1,100	$9.78
B	$79,297,813	8,132,169	$9.75

See notes to financial statements.

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$575,561
Affiliated issuers	99,403
Interest	43,971

718,935

EXPENSES
Advisory fee (see Note B)	385,423
Distribution fee—Class B	160,567
Transfer agency—Class B	4,869
Custodian	80,381
Administrative	50,449
Audit and tax	47,222
Directors’ fees	24,565
Printing	23,726
Legal	20,487
Amortization of offering expenses	7,949
Miscellaneous	46,936

Total expenses	852,574
Less: expenses waived and reimbursed by the Adviser (see Note B)	(287,955)

Net expenses	564,619

Net investment income	154,316

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(1,035,356)
Futures	1,050,348
Options written	406,337
Swaptions written	33,558
Foreign currency transactions	(279,977)
Net change in unrealized appreciation/depreciation of:
Investments	2,200,420
Futures	192,910
Options written	137,840
Swaptions written	257
Foreign currency denominated assets and liabilities	343,372

Net gain on investment and foreign currency transactions	3,049,709

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,204,025

See notes to financial statements.

12

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	April 28, 2015(a) to December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$154,316	$59,321
Net realized gain (loss) on investment transactions and foreign currency transactions	174,910	(890,383)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,874,799	41,500

Net increase (decrease) in net assets from operations	3,204,025	(789,562)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(36)	–0	–
Class B	(194,179)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase	25,173,454	51,914,875

Total increase	28,183,264	51,125,313
NET ASSETS
Beginning of period	51,125,313	–0	–

End of period (including undistributed net investment income of $8,947 and $239,097, respectively)	$79,308,577	$51,125,313

(a)	Commencement of operations.

See notes to financial statements.

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio commenced operations on April 28, 2015. The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

14

AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$29,894,992		$–0	–	$–0	–	$29,894,992
Inflation-Linked Securities	–0	–	1,364,106		–0	–	1,364,106
Options Purchased—Puts	–0	–	112,998		–0	–	112,998
Options Purchased—Calls	–0	–	67,231		–0	–	67,231
Short-Term Investments:
Investment Companies	36,333,310		–0	–	–0	–	36,333,310
U.S. Treasury Bills	–0	–	9,937,202		–0	–	9,937,202

Total Investments in Securities	66,228,302		11,481,537		–0	–	77,709,839
Other Financial Instruments(a):
Assets:
Futures	128,828		192,979		–0	–	321,807	(b)
Forward Currency Exchange Contracts	–0	–	424,997		–0	–	424,997
Liabilities:
Futures	(39,341)		–0	–	–0	–	(39,341	)(b)
Forward Currency Exchange Contracts	–0	–	(124,434)		–0	–	(124,434)
Call Options Written	–0	–	(540)		–0	–	(540)
Interest Rate Swaptions Written	–0	–	(22,288)		–0	–	(22,288)
Put Options Written	–0	–	(60,091)		–0	–	(60,091)

Total(c)	$66,317,789		$11,892,160		$–0	–	$78,209,949

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor

16

AB Variable Products Series Fund

due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax year) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

8. Offering Expenses

Offering expenses of $39,078 were deferred and amortized on a straight line basis over a one year period starting from April 28, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses, inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. Any fees waived and expenses borne by the Adviser through April 27, 2016 are subject to repayment by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $157,734 for the fiscal period ended December 31, 2015 and $70,109 for the year ended December 31, 2016, respectively. In any case, no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentage set forth above. For the year ended December 31, 2016, the reimbursements/waivers, exclusive of Acquired Fund Expenses, amounted to $210,103.

For the year ended December 31, 2016, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $40,096 and $37,756, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2017.

A summary of the Portfolio’s transactions in affiliated underlying portfolios for the year ended December 31, 2016 is as follows:

AB Government Money Market Portfolio
Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)	Dividend Income (000)
$25,515	$43,369	$32,551	$36,333	$99

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $50,449.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $71,978, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to 0.5% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

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AB Variable Products Series Fund

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$27,971,240	$19,487,510
U.S. government securities	2,753,143	1,412,372

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$75,671,491

Gross unrealized appreciation	2,651,493
Gross unrealized depreciation	(613,145)

Net unrealized appreciation	$2,038,348

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At December 31, 2016, the maximum payments for written put options amounted to $12,505,634. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended December 31, 2016, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2016, the Portfolio held written options for hedging and non-hedging purposes.

During the year ended December 31, 2016, the Portfolio held written swaptions for hedging and non-hedging purposes.

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AB Variable Products Series Fund

For the year ended December 31, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/15	224		$41,766
Options written	7,703,226		1,244,856
Options assigned	(142)		(46,726)
Options expired	(97,359)		(791,152)
Options bought back	(7,557,144)		(221,574)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/16	48,805		$227,170

	Notional Amount		Premiums Received
Swaptions written outstanding as of 12/31/15	$–0	–	$–0	–
Swaptions written	25,700,000		56,103
Swaptions assigned	–0	–	–0	–
Swaptions expired	(13,800,000)		(33,558)
Swaptions bought back	–0	–	–0	–
Swaptions exercised	–0	–	–0	–

Swaptions written outstanding as of 12/31/16	$11,900,000		$22,545

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended December 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$49,320	*	Receivable/Payable for variation margin on exchange-traded derivatives	$13,248	*
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	272,487	*	Receivable/Payable for variation margin on exchange-traded derivatives	26,093	*

21

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$424,997	Unrealized depreciation on forward currency exchange contracts	$124,434
Interest rate contracts	Investments in securities, at value	26,754
Equity contracts	Investments in securities, at value	153,475
Interest rate contracts			Swaptions written, at value	22,288
Equity contracts			Options written, at value	60,631

Total		$927,033		$246,694

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$435,433	$78,793
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	614,915	114,117
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(302,648)	345,368
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(20,216)	4,717
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(16,523)	–0	–
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(842,811)	101,075
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	33,558	257
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(54,070)	–0	–
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	460,407	137,840

Total		$308,045	$782,167

22

AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2016:

Futures:
Average original value of buy contracts	$28,004,540
Average original value of sale contracts	$371,723	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,926,700
Average principal amount of sale contracts	$12,445,813

Purchased Options:
Average monthly cost	$178,896

(a)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$99,359	$(46,531)		$–0	–	$–0	–	$52,828

Total	$99,359	$(46,531)		$–0	–	$–0	–	$52,828

OTC Derivatives:
Barclays Bank PLC	$123,369	$–0	–	$–0	–	$–0	–	$123,369
BNP Paribas SA	158,476	–0	–	–0	–	–0	–	158,476
Credit Suisse International	51,715	–0	–	–0	–	–0	–	51,715
Deutsche Bank AG	6,699	(4,399)		–0	–	–0	–	2,300
Goldman Sachs & Co.	43,511	(6,232)		–0	–	–0	–	37,279
JPMorgan Chase Bank	26,754	(22,288)		–0	–	–0	–	4,466
Morgan Stanley & Co. International	9,517	(3,469)		–0	–	–0	–	6,048
Royal Bank of Scotland PLC	23,351	–0	–	–0	–	–0	–	23,351
State Street Bank & Trust Co.	62,907	(20,015)		–0	–	–0	–	42,892
UBS AG	5,179	–0	–	–0	–	–0	–	5,179

Total	$511,478	$(56,403)		$–0	–	$–0	–	$455,075	^

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.*	$46,531	$(46,531)	$–0	–	$–0	–	$–0	–

Total	$46,531	$(46,531)	$–0	–	$–0	–	$–0	–

OTC Derivatives:
Citibank, NA	$104,419	$–0	–	$–0	–	$–0	–	$104,419
Deutsche Bank AG	4,399	(4,399)	–0	–	–0	–	–0	–
Goldman Sachs & Co.	6,232	(6,232)	–0	–	–0	–	–0	–
JPMorgan Chase Bank	22,288	(22,288)	–0	–	–0	–	–0	–
Morgan Stanley & Co. International	3,469	(3,469)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	20,015	(20,015)	–0	–	–0	–	–0	–

Total	$160,822	$(56,403)	$–0	–	$–0	–	$104,419	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at December 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Year Ended December 31, 2016		April 28, 2015(a) to December 31, 2015		Year Ended December 31, 2016		April 28, 2015(a) to December 31, 2015
Class A
Shares sold	–0	–	999,000		$–0	–	$9,989,999
Shares redeemed	–0	–	(997,900)		–0	–	(9,260,512)

Net increase	–0	–	1,100		$–0	–	$729,487

Class B
Shares sold	3,808,075		5,664,403		$35,747,390		$53,289,350
Shares issued in reinvestment of dividends	20,203		–0	–	194,152		–0	–
Shares redeemed	(1,139,548)		(220,964)		(10,768,088)		(2,103,962)

Net increase	2,688,730		5,443,439		$25,173,454		$51,185,388

(a)	Commencement of operations.

At December 31, 2016, certain shareholders of the Portfolio owned 98% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

24

AB Variable Products Series Fund

NOTE F: Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

2016
Distributions paid from:
Ordinary income	$194,215

Total distributions paid	$194,215

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$763,954
Accumulated capital and other losses	(806,303	)(a)
Unrealized appreciation/(depreciation)	2,281,652	(b)

Total accumulated earnings/(deficit)	$2,239,303

(a)	As of December 31, 2016, the cumulative deferred loss on straddles was $806,303. During the fiscal year, the Portfolio utilized $246,484 of short-term capital loss carryforwards and $525,178 of long-term capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of swap clearing fees, foreign currency reclassifications and offering costs resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

26

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31, 2016	April 28, 2015(a) to December 31, 2015
Net asset value, beginning of period	$9.40	$10.00

Income From Investment Operations
Net investment income (b)(c)	.04	.05
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.37	(.65)

Net increase (decrease) in net asset value from operations	.41	(.60)

Less: Dividends
Dividends from net investment income	(.03)	–0	–

Net asset value, end of period	$9.78	$9.40

Total Return
Total investment return based on net asset value (d)	4.39%	(6.00)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.63%	.69	%^
Expenses, before waivers/reimbursements (e)	1.08%	3.21	%^
Net investment income (c)	.46%	.82	%^
Portfolio turnover rate	79%	111%

See footnote summary on page 28.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31, 2016	April 28, 2015(a) to December 31, 2015
Net asset value, beginning of period	$9.39	$10.00

Income From Investment Operations
Net investment income (b)(c)	.02	.01
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	.37	(.62)

Net increase (decrease) in net asset value from operations	.39	(.61)

Less: Dividends
Dividends from net investment income	(.03)	–0	–

Net asset value, end of period	$9.75	$9.39

Total Return
Total investment return based on net asset value (d)	4.24%	(6.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,298	$51,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.88%	.94	%^
Expenses, before waivers/reimbursements (e)	1.33%	1.62	%^
Net investment income (c)	.24%	.19	%^
Portfolio turnover rate	79%	111%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. The Adviser has agreed to waive certain affiliated/unaffiliated acquired fund fees and for the year ended December 31, 2016 and the period ended December 31, 2015, such waivers amounted to .12% and .06%, respectively, for the Portfolio.

^	Annualized.

See notes to financial statements.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Global Risk Allocation—Moderate Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Risk Allocation—Moderate Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period April 28, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Risk Allocation – Moderate Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period April 28, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

29

GLOBAL RISK ALLOCATION—MODERATE
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(2)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer
Daniel J. Loewy(2), Vice President
Leon Zhu(2), Vice President
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Emilie D. Wrapp, Secretary
Phyllis J. Clarke, Controller
Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Mr. Loewy and Mr. Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

30

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

31

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

33

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Daniel J. Loewy 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Leon Zhu 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation —Moderate Portfolio (the “Fund”) at a meeting held on August 2-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by

35

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the period reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended May 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or reimbursements as a result of an undertaking by the Adviser. The

36

AB Variable Products Series Fund

directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

37

VPS-GRA-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging-market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”, net) for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmark for the annual period. Security selection, sector selection and currency decisions all detracted from relative

1

AB Variable Products Series Fund

returns. Security selection in the financials sector (mostly embedded in the Financial Security theme) and an underweight in energy detracted from returns. However, stock selection within the health care sector (mostly embedded within the Portfolio’s Consumer Care theme) and an overweight in technology (mostly embedded within the Digital Disruption theme) contributed.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute performance during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks weathered several major pullbacks, finishing the annual period ended December 31, 2016 with substantial gains. Both emerging-market and US equities delivered double-digit returns. In contrast, international stocks closed modestly ahead as investors fretted over the economy, potential terrorist activity and the UK’s ties to the European Union.

Political surprises had a significant impact on both equity and bond markets in the period, and investors viewed the two biggest—Donald Trump’s win in the US presidential election and Britain’s decision to quit the European Union (“Brexit”)—as likely to lead to policy changes with important implications for economic growth, trade and inflation. Markets were also influenced by the price of oil, which waxed and waned along with prospects of an OPEC production cut.

Central banks also played a prominent role. European central banks generally maintained an easing bias through the period, particularly in the aftermath of Brexit, when the Bank of England enacted a rate cut that was both its first in seven years and a new historic low. The US Federal Reserve, in contrast, raised official rates as expected, while telegraphing a faster pace of rate hikes in 2017.

The Portfolio’s Senior Investment Management Team follows a bottom-up stock picking methodology that employs rigorous analysis across geographic borders, in search of companies that are market leaders with attractive earnings growth prospects and high return on invested capital.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI ACWI (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Global Thematic Growth Portfolio Class A†	-0.62%	8.49%	2.91%
Global Thematic Growth Portfolio Class B†	-0.87%	8.22%	2.66%
MSCI ACWI (net)	7.86%	9.36%	3.56%

*    Average annual returns.

†   Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01% and 1.26% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GLOBAL THEMATIC GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Thematic Growth Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL THEMATIC GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A+
Actual	$1,000	$1,027.20	$5.50	1.08%	$5.55	1.09%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.71	$5.48	1.08%	$5.53	1.09%

Class B
Actual	$1,000	$1,026.20	$6.77	1.33%	$6.82	1.34%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.45	$6.75	1.33%	$6.80	1.34%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Partners Group Holding AG	$2,691,791	2.5%
Kingspan Group PLC	2,455,063	2.3
Apple, Inc.	2,399,211	2.2
Alphabet, Inc.—Class C	2,367,172	2.2
Xylem, Inc./NY	2,361,114	2.2
Ecolab, Inc.	2,356,122	2.2
West Pharmaceutical Services, Inc.	2,326,887	2.2
MSCI, Inc.—Class A	2,310,617	2.2
Tesla Motors, Inc.	2,309,989	2.2
Bio-Rad Laboratories, Inc.—Class A	2,192,828	2.0

	$23,770,794	22.2%

SECTOR BREAKDOWN†

December 31, 2016 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$26,732,986	25.2%
Health Care	23,159,314	21.8
Financials	18,095,342	17.1
Consumer Discretionary	14,909,176	14.0
Industrials	10,470,257	9.9
Consumer Staples	4,398,497	4.1
Utilities	2,829,959	2.7
Materials	2,356,122	2.2
Telecommunication Services	1,389,616	1.3
Real Estate	1,089,786	1.0
Short-Term Investments	695,112	0.7

Total Investments	$106,126,167	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$61,314,984	57.8%
China	8,389,798	7.9
Switzerland	5,844,470	5.5
United Kingdom	3,273,579	3.1
France	3,223,042	3.0
Denmark	3,054,477	2.9
Germany	2,879,173	2.7
India	2,772,818	2.6
Ireland	2,455,063	2.3
Indonesia	2,320,350	2.2
Hong Kong	2,152,227	2.0
Singapore	1,979,824	1.9
Japan	1,675,147	1.6
Other	4,096,103	3.8
Short-Term Investments	695,112	0.7

Total Investments	$106,126,167	100.0%

*	All data are as of December 31, 2016. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.1% or less in the following countries: Austria, Mexico, Netherlands, Norway and Philippines.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%

INFORMATION TECHNOLOGY–25.0%
COMMUNICATIONS EQUIPMENT–1.9%
Palo Alto Networks, Inc.(a)	16,290	$2,037,064

INTERNET SOFTWARE & SERVICES–8.2%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	24,330	2,136,417
Alphabet, Inc.–Class C(a)	3,067	2,367,172
Facebook, Inc.–Class A(a)	18,900	2,174,445
Tencent Holdings Ltd.	84,500	2,048,881

		8,726,915

IT SERVICES–1.9%
Visa, Inc.–Class A	26,460	2,064,409

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.7%
ams AG	39,620	1,122,706
Broadcom Ltd.	11,200	1,979,824
Infineon Technologies AG	77,120	1,333,981
NVIDIA Corp.	15,348	1,638,245

		6,074,756

SOFTWARE–4.6%
Microsoft Corp.	33,950	2,109,653
Mobileye NV(a)	30,260	1,153,511
salesforce.com, Inc.(a)	24,342	1,666,454

		4,929,618

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.7%
Apple, Inc.	20,715	2,399,211
Thin Film Electronics ASA(a)(b)	1,183,690	501,013

		2,900,224

		26,732,986

HEALTH CARE–21.6%
BIOTECHNOLOGY–1.5%
Foundation Medicine, Inc.(a)(b)	25,320	448,164
Regeneron Pharmaceuticals, Inc.(a)	3,080	1,130,637

		1,578,801

HEALTH CARE EQUIPMENT & SUPPLIES–8.1%
Abbott Laboratories	43,170	1,658,160
Cerus Corp.(a)(b)	194,585	846,445
Danaher Corp.	23,910	1,861,154
Essilor International SA	18,067	2,038,467
West Pharmaceutical Services, Inc.	27,430	2,326,887

		8,731,113

HEALTH CARE PROVIDERS & SERVICES–3.2%
HealthEquity, Inc.(a)	32,972	1,336,026
UnitedHealth Group, Inc.	13,260	2,122,130

		3,458,156

LIFE SCIENCES TOOLS & SERVICES–6.5%
Bio-Rad Laboratories, Inc.–Class A(a)	12,030	$2,192,828
Bruker Corp.	63,520	1,345,354
ICON PLC(a)	21,560	1,621,312
Quintiles IMS Holdings, Inc.(a)	23,858	1,814,401

		6,973,895

PHARMACEUTICALS–2.3%
Roche Holding AG	7,080	1,613,904
Vectura Group PLC(a)	475,518	803,445

		2,417,349

		23,159,314

FINANCIALS–16.9%
CAPITAL MARKETS–10.0%
Affiliated Managers Group, Inc.(a)	6,890	1,001,117
Charles Schwab Corp. (The)	40,580	1,601,693
Flow Traders(c)	10,946	376,736
Intercontinental Exchange, Inc.	30,350	1,712,347
London Stock Exchange Group PLC	28,020	1,001,465
MSCI, Inc.–Class A	29,330	2,310,617
Partners Group Holding AG(b)	5,750	2,691,791

		10,695,766

CONSUMER FINANCE–1.8%
Bharat Financial Inclusion Ltd.(a)	103,780	895,719
Gentera SAB de CV(b)	625,410	1,005,862

		1,901,581

INSURANCE–3.4%
AIA Group Ltd.	384,200	2,152,227
Prudential PLC	73,590	1,468,669

		3,620,896

THRIFTS & MORTGAGE FINANCE–1.7%
Housing Development Finance Corp., Ltd.	101,310	1,877,099

		18,095,342

CONSUMER DISCRETIONARY–13.9%
AUTO COMPONENTS–1.9%
Delphi Automotive PLC	30,510	2,054,848

AUTOMOBILES–2.2%
Tesla Motors, Inc.(a)	10,810	2,309,989

DIVERSIFIED CONSUMER SERVICES–0.9%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	24,042	1,012,168

HOTELS, RESTAURANTS & LEISURE–1.5%
Starbucks Corp.	29,570	1,641,726

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INTERNET & DIRECT MARKETING RETAIL–3.7%
Amazon.com, Inc.(a)	1,763	$1,322,021
Ctrip.com International Ltd. (ADR)(a)	38,720	1,548,800
Netflix, Inc.(a)	8,570	1,060,966

		3,931,787

MULTILINE RETAIL–0.9%
Matahari Department Store Tbk PT	831,500	930,734

TEXTILES, APPAREL & LUXURY GOODS–2.8%
NIKE, Inc.–Class B	31,140	1,582,846
Pandora A/S	11,070	1,445,078

		3,027,924

		14,909,176

INDUSTRIALS–9.8%
AEROSPACE & DEFENSE–1.8%
Hexcel Corp.	36,969	1,901,685

BUILDING PRODUCTS–2.3%
Kingspan Group PLC	90,398	2,455,063

COMMERCIAL SERVICES & SUPPLIES–0.6%
China Everbright International Ltd.	530,000	597,804

ELECTRICAL EQUIPMENT–1.5%
Vestas Wind Systems A/S	24,850	1,609,399

INDUSTRIAL CONGLOMERATES–1.4%
Siemens AG (REG)	12,620	1,545,192

MACHINERY–2.2%
Xylem, Inc./NY	47,680	2,361,114

		10,470,257

CONSUMER STAPLES–4.1%
FOOD PRODUCTS–2.5%
Danone SA	18,720	1,184,575
Nestle SA (REG)	21,480	1,538,775

		2,723,350

HOUSEHOLD PRODUCTS–1.6%
Unicharm Corp.	76,700	1,675,147

		4,398,497

UTILITIES–2.7%
WATER UTILITIES–2.7%
American Water Works Co., Inc.	16,679	1,206,893
AquaVenture Holdings Ltd.(a)	23,536	577,338
Beijing Enterprises Water Group Ltd.(a)	1,580,000	1,045,728

		2,829,959

MATERIALS–2.2%
CHEMICALS–2.2%
Ecolab, Inc.	20,100	2,356,122

Company	Shares		U.S. $ Value

TELECOMMUNICATION SERVICES–1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.3%
Telekomunikasi Indonesia Persero Tbk PT		4,723,500	$1,389,616

REAL ESTATE–1.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT–1.0%
SM Prime Holdings, Inc.		1,914,100	1,089,786

Total Common Stocks (cost $91,901,905)			105,431,055

WARRANTS–0.0%
INFORMATION TECHNOLOGY–0.0%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–0.0%
Thin Film Electronics ASA, expiring 7/14/18(a)(d)(e) (cost $0)		591,845	–0	–

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.6%
TIME DEPOSIT–0.6%
State Street Time Deposit 0.01%, 1/03/17 (cost $695,112)	U.S.$	695	695,112

Total Investments Before Security Lending Collateral for Securities Loaned–99.1% (cost $92,597,017)			106,126,167

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–4.2%
INVESTMENT COMPANIES–4.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(f)(g) (cost $4,544,044)		4,544,044	4,544,044

TOTAL INVESTMENTS–103.3% (cost $97,141,061)			110,670,211
Other assets less liabilities–(3.3)%			(3,586,853)

NET ASSETS–100.0%			$107,083,358

10

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	191,403	USD	2,823	3/16/17	$27,208
BNP Paribas SA	USD	2,472	CAD	3,304	3/16/17	(8,819)
Citibank, NA	BRL	3,090	USD	946	1/04/17	(3,603)
Citibank, NA	USD	948	BRL	3,090	1/04/17	1,282
Citibank, NA	USD	937	BRL	3,090	2/02/17	4,241
Citibank, NA	EUR	2,259	USD	2,407	3/16/17	20,889
Credit Suisse International	CHF	3,272	USD	3,266	3/16/17	38,930
Credit Suisse International	USD	4,802	JPY	545,075	3/16/17	(121,535)
Credit Suisse International	USD	1,482	TWD	46,930	3/16/17	(33,711)
Goldman Sachs Bank USA	USD	439	RUB	28,928	1/17/17	32,026
JPMorgan Chase Bank, NA	CNY	47,507	USD	6,800	3/16/17	107,644
JPMorgan Chase Bank, NA	USD	610	CNY	4,285	3/16/17	(6,174)
Standard Chartered Bank	BRL	3,090	USD	948	1/04/17	(1,282)
Standard Chartered Bank	USD	899	BRL	3,090	1/04/17	50,592
Standard Chartered Bank	USD	666	INR	46,399	3/16/17	11,481
Standard Chartered Bank	USD	1,678	KRW	1,953,719	3/16/17	(59,562)
State Street Bank & Trust Co.	EUR	280	USD	297	3/16/17	1,053
State Street Bank & Trust Co.	HKD	12,806	USD	1,652	3/16/17	323
State Street Bank & Trust Co.	USD	1,014	AUD	1,366	3/16/17	(29,990)
State Street Bank & Trust Co.	USD	3,477	GBP	2,762	3/16/17	(67,364)
State Street Bank & Trust Co.	USD	1,274	JPY	149,330	3/16/17	8,514
State Street Bank & Trust Co.	USD	1,004	SEK	9,126	3/16/17	2,347
UBS AG	USD	519	AUD	679	3/16/17	(29,614)

						$(55,124)

(a)	Non-income producing security.
(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the market value of this security amounted to $376,736 or 0.4% of net assets.
(d)	Illiquid security.
(e)	Fair valued by the Adviser.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $92,597,017)	$106,126,167	(a)
Affiliated issuers (cost $4,544,044—investment of cash collateral for securities loaned)	4,544,044
Cash	157,186
Foreign currencies, at value (cost $444,679)	444,408
Receivable for investment securities sold	819,392
Unrealized appreciation on forward currency exchange contracts	306,530
Dividends and interest receivable	146,877
Receivable for capital stock sold	71,060
Due from custodian	20,147

Total assets	112,635,811

LIABILITIES
Payable for collateral received on securities loaned	4,544,044
Payable for investment securities purchased and foreign currency transactions	423,061
Unrealized depreciation on forward currency exchange contracts	361,654
Advisory fee payable	67,976
Payable for capital stock redeemed	18,663
Distribution fee payable	16,763
Administrative fee payable	13,055
Transfer Agent fee payable	5,267
Accrued expenses	101,970

Total liabilities	5,552,453

NET ASSETS	$107,083,358

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,930
Additional paid-in capital	112,092,996
Undistributed net investment income	454,754
Accumulated net realized loss on investment and foreign currency transactions	(18,933,053)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	13,463,731

	$107,083,358

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$28,457,802	1,276,507	$22.29
B	$78,625,556	3,653,434	$21.52

(a)	Includes securities on loan with a value of $4,251,275 (see Note E).

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $80,023)	$1,284,573
Affiliated issuers	16,247
Securities lending income	69,961
Other income(a)	20,147

1,390,928

EXPENSES
Advisory fee (see Note B)	843,891
Distribution fee—Class B	208,325
Transfer agency—Class A	3,659
Transfer agency—Class B	10,253
Custodian	102,671
Audit and tax	60,975
Printing	55,786
Administrative	49,317
Legal	34,858
Directors’ fees	24,560
Miscellaneous	11,300

Total expenses	1,405,595
Less: expenses waived and reimbursed by the Adviser (see Note E)	(3,957)

Net expenses	1,401,638

Net investment loss	(10,710)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	3,000,279
Foreign currency transactions	729,032
Net change in unrealized appreciation/depreciation of:
Investments	(4,737,677)
Foreign currency denominated assets and liabilities	(199,583)

Net loss on investment and foreign currency transactions	(1,207,949)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,218,659)

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

14

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
December 31, 2016	AB Variable Products Series Fund

	Year Ended December 31, 2016		Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(10,710)		$(148,001)
Net realized gain on investment and foreign currency transactions	3,729,311		4,664,510
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,937,260)		(954,384)
Contributions from Affiliates (see Note B)	–0	–	33,342

Net increase (decrease) in net assets from operations	(1,218,659)		3,595,467
CAPITAL STOCK TRANSACTIONS
Net decrease	(15,530,375)		(7,377,270)

Total decrease	(16,749,034)		(3,781,803)
NET ASSETS
Beginning of period	123,832,392		127,614,195

End of period (including undistributed net investment income of $454,754 and accumulated net investment loss of ($252,663), respectively)	$107,083,358		$123,832,392

See notes to financial statements.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$21,726,405		$5,006,581		$–0	–	$26,732,986
Health Care	19,506,943		3,652,371		–0	–	23,159,314
Financials	7,631,636		10,463,706		–0	–	18,095,342
Consumer Discretionary	12,533,364		2,375,812		–0	–	14,909,176
Industrials	6,717,862		3,752,395		–0	–	10,470,257
Consumer Staples	–0	–	4,398,497		–0	–	4,398,497
Utilities	1,784,231		1,045,728		–0	–	2,829,959
Materials	2,356,122		–0	–	–0	–	2,356,122
Telecommunication Services	–0	–	1,389,616		–0	–	1,389,616
Real Estate	–0	–	1,089,786		–0	–	1,089,786
Warrants	–0	–	–0	–	–0	–(a)	–0	–
Short-Term Investments	–0	–	695,112		–0	–	695,112
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,544,044		–0	–	–0	–	4,544,044

Total Investments in Securities	76,800,607		33,869,604		–0	–	110,670,211

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$306,530	$–0	–	$306,530
Liabilities:
Forward Currency Exchange Contracts	–0	–	(361,654)	–0	–	(361,654)

Total(c)	$76,800,607		$33,814,480	$–0	–	$110,615,087

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants(a)		Total
Balance as of 12/31/15	$–0	–	$–0	–
Accrued discounts/(premiums)	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–
Purchases	–0	–	–0	–
Sales	–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–

Balance as of 12/31/16	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from investments held as of 12/31/16(b)	$–0	–	$–0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2015, the Adviser reimbursed the Portfolio $33,342 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,317.

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $80,659, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$60,075,658		$74,211,277
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$97,273,554

Gross unrealized appreciation	16,599,125
Gross unrealized depreciation	(3,202,468)

Net unrealized appreciation	$13,396,657

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

20

AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2016, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended December 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$306,530	Unrealized depreciation on forward currency exchange contracts	$361,654

Total		$306,530		$361,654

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$729,896	$(201,055)

Total		$729,896	$(201,055)

21

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2016:
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$19,789,582
Average principal amount of sale contracts	$16,988,191

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$27,208	$–0	–	$–0	–	$–0	–	$27,208
Citibank, NA	26,412	(3,603)		–0	–	–0	–	22,809
Credit Suisse International	38,930	(38,930)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	32,026	–0	–	–0	–	–0	–	32,026
JPMorgan Chase Bank, NA	107,644	(6,174)		–0	–	–0	–	101,470
Standard Chartered Bank	62,073	(60,844)		–0	–	–0	–	1,229
State Street Bank & Trust Co.	12,237	(12,237)		–0	–	–0	–	–0	–

Total	$306,530	$(121,788)		$–0	–	$–0	–	$184,742	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$8,819	$–0	–	$–0	–	$–0	–	$8,819
Citibank, NA	3,603	(3,603)		–0	–	–0	–	–0	–
Credit Suisse International	155,246	(38,930)		–0	–	–0	–	116,316
JPMorgan Chase Bank, NA	6,174	(6,174)		–0	–	–0	–	–0	–
Standard Chartered Bank	60,844	(60,844)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	97,354	(12,237)		–0	–	–0	–	85,117
UBS AG	29,614	–0	–	–0	–	–0	–	29,614

Total	$361,654	$(121,788)		$–0	–	$–0	–	$239,866	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net

22

AB Variable Products Series Fund

return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $4,251,275 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $4,544,044. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $69,961, $8,975 and $7,272 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $3,957. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$6,022	$29,877	$35,899	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$37,335	$32,791	$4,544

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	114,273	219,493	$2,477,642	$5,007,537
Shares redeemed	(243,647)	(230,239)	(5,303,033)	(5,294,797)

Net decrease	(129,374)	(10,746)	$(2,825,391)	$(287,260)

Class B
Shares sold	511,535	659,569	$10,794,955	$14,703,428
Shares redeemed	(1,110,011)	(980,504)	(23,499,939)	(21,793,438)

Net decrease	(598,476)	(320,935)	$(12,704,984)	$(7,090,010)

23

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

At December 31, 2016, certain shareholders of the Portfolio owned 65% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

24

AB Variable Products Series Fund

NOTE I: Components of Accumulated Earnings (Deficit)

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$433,018
Accumulated capital and other losses	(18,800,560	)(a)
Unrealized appreciation/(depreciation)	13,352,974	(b)

Total accumulated earnings/(deficit)	$(5,014,568)

(a)	On December 31, 2016, the Portfolio had a net capital loss carryforward of $18,800,560. During the fiscal year, the Portfolio utilized $3,051,026 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $18,381,213 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2016, the Portfolio has a net capital loss carryforward of $18,800,560 which will expire in 2017.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, return of capital distributions received from underlying securities, and the expiration of capital loss carryforwards resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$22.43		$21.80		$20.75		$16.88		$14.87

Income From Investment Operations
Net investment income (a)	.04	(b)†	.02		.06		.04		.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)		.60		.99		3.88		1.88
Contributions from Affiliates	–0	–	.01		–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.14)		.63		1.05		3.92		2.01

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	(.05)		–0	–
Tax return of capital	–0	–	–0	–	–0	–	(.00	)(c)	–0	–

Total dividends and distributions	–0	–	–0	–	–0	–	(.05)		–0	–

Net asset value, end of period	$22.29		$22.43		$21.80		$20.75		$16.88

Total Return
Total investment return based on net asset value (d)*	(.62	)%†	2.89%		5.06%		23.26%		13.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,458		$31,534		$30,886		$32,195		$40,231
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.06%		1.01%		1.01%		.98%		.99%
Expenses, before waivers/reimbursements	1.06%		1.01%		1.01%		.98%		.99%
Net investment income	.17	%(b)†	.07%		.26%		.22%		.83%
Portfolio turnover rate	54%		47%		48%		96%		152%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$21.71		$21.15		$20.18		$16.42		$14.50

Income From Investment Operations
Net investment income (loss) (a)	(.02	)(b)†	(.04)		.00	(c)	(.01)		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)		.59		.97		3.77		1.83
Contributions from Affiliates	–0	–	.01		–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.19)		.56		.97		3.76		1.92

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	(.00	)(c)	–0	–
Tax return of capital	–0	–	–0	–	–0	–	(.00	)(c)	–0	–

Total dividends and distributions	–0	–	–0	–	–0	–	(.00)		–0	–

Net asset value, end of period	$21.52		$21.71		$21.15		$20.18		$16.42

Total Return
Total investment return based on net asset value (d)*	(.87	)%†	2.65%		4.81%		22.93%		13.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78,625		$92,298		$96,728		$101,388		$91,864
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31%		1.26%		1.26%		1.23%		1.24%
Expenses, before waivers/reimbursements	1.31%		1.26%		1.26%		1.23%		1.24%
Net investment income (loss)	(.07	)%(b)†	(.17)%		.01%		(.06)%		.58%
Portfolio turnover rate	54%		47%		48%		96%		152%

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	0.02%	0.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.28%, 0.01%, 0.02%, 0.05% and 0.07%, respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Global Thematic Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Global Thematic Growth Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Global Thematic Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

28

GLOBAL THEMATIC GROWTH
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Daniel C. Roarty(2), Vice President	Phyllis J. Clarke, Controller
Emilie D. Wrapp, Secretary	Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5	One Battery Park Plaza
1 Iron Street	New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

29

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

30

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

31

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity Mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

32

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel C. Roarty 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

34

AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund except that the Fund’s fee rate is a monthly fee based on average daily net assets whereas the AB Fund’s fee rate is a quarterly fee based on net asset value at the end of each quarter.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of

35

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

36

VPS-GTG-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a domestic portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. The Adviser looks for companies that have experienced management teams, strong market positions and the potential to deliver greater-than-expected earnings growth rates.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models and clear competitive advantages.

The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 3000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmark for the annual period. Stock selection in the consumer staples, consumer discretionary, industrials and technology sectors were the primary detractors, relative to the benchmark. The Portfolio’s underweight position in the industrials, telecommunications and financials sectors also detracted from returns. Stock selection in the health care sector and an overweight position in technology contributed.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite several pullbacks, global stocks advanced during the annual period. Markets notched substantial gains, overcoming concerns regarding economic growth, terrorist attacks and the UK’s departure from the European Union. Markets also welcomed news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. The year closed with the US Federal Reserve raising interest rates by 0.25% and investors weighing pro-growth promises from the incoming Trump administration—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes.

In 2016 investors embraced risk, with defensive stocks and sectors seen as bond proxies, such as real estate and consumer staples, underperforming the Russell 3000 Growth Index by a wide margin. Energy stocks were among the strongest performers, driven by a rising oil price. Telecommunications and financials did well after a strong fourth quarter, driven by positive sentiment from the US election result. Lower-beta stocks sold off sharply in the second half of the year after a strong first half. Stocks with high momentum also fell hard during the last six months of the year. Riskier stocks, such as the most attractively valued quintile of global stocks, powered ahead in the second half after underperforming in the first half.

The Portfolio’s Senior Investment Management Team (the “Team”) continues to select companies that are likely to be rewarded for offering high profitability, attractive reinvestment opportunities and sustainable competitive advantages. The Team believes that this strategy may be beneficial in today’s environment, which offers lower growth, and that this environment still appears favorable for stock pickers, as investors increasingly reward companies for their fundamental strengths.

1

GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 3000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index represents the performance of 3,000 growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Growth Portfolio Class A†	1.12%	13.78%	6.76%
Growth Portfolio Class B†	0.85%	13.49%	6.49%
Russell 3000 Growth Index	7.39%	14.44%	8.28%

*    Average annual returns.

†     Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2016, by 0.01%. Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.05%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.09% and 1.34% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.80	$5.98	1.17%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.25	$5.94	1.17%

Class B
Actual	$1,000	$1,030.40	$7.25	1.42%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.00	$7.20	1.42%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class A & Class C	$4,842,535	7.8%
Facebook, Inc.—Class A	3,805,509	6.2
Visa, Inc.—Class A	2,940,574	4.8
UnitedHealth Group, Inc.	2,518,709	4.1
Home Depot, Inc. (The)	2,421,351	3.9
Starbucks Corp.	1,974,846	3.2
Apple, Inc.	1,972,994	3.2
Biogen, Inc.	1,850,076	3.0
Xilinx, Inc.	1,786,348	2.9
Monster Beverage Corp.	1,708,332	2.8

	$25,821,274	41.9%

SECTOR BREAKDOWN†

December 31, 2016 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$25,335,504	41.3%
Consumer Discretionary	14,656,340	23.9
Health Care	12,135,967	19.8
Industrials	4,475,258	7.3
Consumer Staples	4,047,893	6.6
Financials	659,671	1.1
Short-Term Investments	7,582	0.0

Total Investments	$61,318,215	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%

INFORMATION TECHNOLOGY–41.1%
COMMUNICATIONS EQUIPMENT–2.1%
Arista Networks, Inc.(a)	8,380	$810,933
Palo Alto Networks, Inc.(a)	3,670	458,933

		1,269,866

INTERNET SOFTWARE & SERVICES–14.9%
Alphabet, Inc.–Class A(a)	1,129	894,676
Alphabet, Inc.–Class C(a)	5,115	3,947,859
CoStar Group, Inc.(a)	2,730	514,578
Facebook, Inc.–Class A(a)	33,077	3,805,509

		9,162,622

IT SERVICES–7.5%
Fiserv, Inc.(a)	7,570	804,540
Vantiv, Inc.–Class A(a)	15,180	905,031
Visa, Inc.–Class A	37,690	2,940,574

		4,650,145

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.1%
NVIDIA Corp.	13,050	1,392,957
Xilinx, Inc.	29,590	1,786,348

		3,179,305

SOFTWARE–8.3%
Adobe Systems, Inc.(a)	14,410	1,483,509
Electronic Arts, Inc.(a)	11,310	890,776
Ellie Mae, Inc.(a)	2,980	249,366
HubSpot, Inc.(a)	16,010	752,470
Microsoft Corp.	10,706	665,271
ServiceNow, Inc.(a)	8,297	616,799
Ultimate Software Group, Inc. (The)(a)	2,426	442,381

		5,100,572

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.2%
Apple, Inc.	17,035	1,972,994

		25,335,504

CONSUMER DISCRETIONARY–23.8%
DIVERSIFIED CONSUMER SERVICES–0.9%
Bright Horizons Family Solutions, Inc.(a)	7,840	548,957

HOTELS, RESTAURANTS & LEISURE–6.0%
Buffalo Wild Wings, Inc.(a)	1,920	296,448
Chipotle Mexican Grill, Inc.–Class A(a)(b)	1,780	671,630
Planet Fitness, Inc.	38,380	771,438

Starbucks Corp.	35,570	$1,974,846

		3,714,362

INTERNET & DIRECT MARKETING RETAIL–1.8%
Priceline Group, Inc. (The)(a)	737	1,080,486

MEDIA–3.5%
AMC Networks, Inc.–Class A(a)	16,247	850,368
Comcast Corp.–Class A	18,955	1,308,843

		2,159,211

MULTILINE RETAIL–1.9%
Dollar Tree, Inc.(a)	15,060	1,162,331

SPECIALTY RETAIL–7.3%
Five Below, Inc.(a)	22,369	893,865
Home Depot, Inc. (The)	18,059	2,421,351
O’Reilly Automotive, Inc.(a)	1,276	355,251
Ulta Salon Cosmetics & Fragrance, Inc.(a)	3,262	831,614

		4,502,081

TEXTILES, APPAREL & LUXURY GOODS–2.4%
NIKE, Inc.–Class B	29,292	1,488,912

		14,656,340

HEALTH CARE–19.7%
BIOTECHNOLOGY–7.0%
Alexion Pharmaceuticals, Inc.(a)	10,830	1,325,050
Biogen, Inc.(a)	6,524	1,850,076
Gilead Sciences, Inc.	15,500	1,109,955

		4,285,081

HEALTH CARE EQUIPMENT & SUPPLIES–7.4%
Align Technology, Inc.(a)	3,923	377,118
Danaher Corp.	6,106	475,291
DexCom, Inc.(a)	6,940	414,318
Edwards Lifesciences Corp.(a)	11,810	1,106,597
Intuitive Surgical, Inc.(a)	2,440	1,547,375
Nevro Corp.(a)	4,180	303,719
Zeltiq Aesthetics, Inc.(a)	7,810	339,891

		4,564,309

HEALTH CARE PROVIDERS & SERVICES–4.1%
UnitedHealth Group, Inc.	15,738	2,518,709

HEALTH CARE TECHNOLOGY–1.2%
Cerner Corp.(a)	16,210	767,868

		12,135,967

INDUSTRIALS–7.2%
AEROSPACE & DEFENSE–0.7%
Hexcel Corp.	8,920	458,845

BUILDING PRODUCTS–1.8%
Allegion PLC	11,890	760,960
AO Smith Corp.	7,700	364,595

		1,125,555

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRICAL EQUIPMENT–0.8%
Acuity Brands, Inc.	2,140	$494,040

INDUSTRIAL CONGLOMERATES–1.2%
Roper Technologies, Inc.	4,110	752,459

MACHINERY–2.7%
IDEX Corp.	8,270	744,796
Middleby Corp. (The)(a)	4,190	539,714
WABCO Holdings, Inc.(a)	3,390	359,849

		1,644,359

		4,475,258

CONSUMER STAPLES–6.5%
BEVERAGES–2.7%
Monster Beverage Corp.(a)	38,528	1,708,332

FOOD & STAPLES RETAILING–3.8%
Costco Wholesale Corp.	10,285	1,646,731
CVS Health Corp.	8,780	692,830

		2,339,561

		4,047,893

FINANCIALS–1.1%
CAPITAL MARKETS–1.1%
MarketAxess Holdings, Inc.	4,490	659,671

Total Common Stocks (cost $46,388,745)		61,310,633

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.0%
TIME DEPOSIT–0.0%
State Street Bank & Trust Co. 0.01%, 1/03/17 (cost $7,582)	$8	7,582

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.4% (cost $46,396,327)		61,318,215

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.1%
INVESTMENT COMPANIES–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(c)(d) (cost $683,965)	683,965	$683,965

TOTAL INVESTMENTS–100.5% (cost $47,080,292)		62,002,180
Other assets less liabilities–(0.5)%		(330,982)

NET ASSETS–100.0%		$61,671,198

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $46,396,327)	$61,318,215	(a)
Affiliated issuers (cost $683,965—investment of cash collateral for securities loaned)	683,965
Receivable for investment securities sold	1,061,135
Receivable for capital stock sold	35,765
Dividends and interest receivable	11,312
Due from custodian	33,237

Total assets	63,143,629

LIABILITIES
Payable for collateral received on securities loaned	683,965
Payable for investment securities purchased	631,456
Advisory fee payable	39,746
Payable for capital stock redeemed	17,607
Administrative fee payable	13,055
Distribution fee payable	7,965
Transfer Agent fee payable	5,267
Accrued expenses	73,370

Total liabilities	1,472,431

NET ASSETS	$61,671,198

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,278
Additional paid-in capital	43,602,789
Accumulated net realized gain on investment and foreign currency transactions	3,144,243
Net unrealized appreciation on investments	14,921,888

	$61,671,198

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$24,644,836	881,633	$27.95
B	$37,026,362	1,396,441	$26.51

(a)	Includes securities on loan with a value of $671,630 (see Note E).

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$567,673
Affiliated issuers	1,788
Interest	227
Securities lending income	2,434
Other income(a)	33,237

605,359

EXPENSES
Advisory fee (see Note B)	494,143
Distribution fee—Class B	99,637
Transfer agency—Class A	4,941
Transfer agency—Class B	7,472
Custodian	69,414
Administrative	49,317
Audit and tax	42,597
Legal	32,838
Printing	25,736
Directors’ fees	24,561
Miscellaneous	5,498

Total expenses	856,154
Less: expenses waived and reimbursed by the Adviser (see Note E)	(294)

Net expenses	855,860

Net investment loss	(250,501)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	3,225,910
Foreign currency transactions	(2,313)
Net change in unrealized appreciation/depreciation of:
Investments	(2,534,677)
Foreign currency denominated assets and liabilities	2,716

Net gain on investment and foreign currency transactions	691,636

NET INCREASE IN NET ASSETS FROM OPERATIONS	$441,135

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(250,501)	$(285,850)
Net realized gain on investment and foreign currency transactions	3,223,597	8,045,915
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,531,961)	(1,472,302)

Net increase in net assets from operations	441,135	6,287,763
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(3,012,916)	(4,892,406)
Class B	(4,764,325)	(8,198,796)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(1,435,411)	2,774,676

Total decrease	(8,771,517)	(4,028,763)
NET ASSETS
Beginning of period	70,442,715	74,471,478

End of period (including accumulated net investment loss of ($0) and ($0), respectively)	$61,671,198	$70,442,715

See notes to financial statements.

10

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$61,310,633		$–0	–	$–0	–	$61,310,633
Short-Term Investments	–0	–	7,582		–0	–	7,582
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	683,965		–0	–	–0	–	683,965

Total Investments in Securities	61,994,598		7,582		–0	–	62,002,180
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$61,994,598		$7,582		$–0	–	$62,002,180

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,317.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $27,891, of which $150 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$36,852,697		$44,524,072
U.S. government securities	–0	–	–0	–

14

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$47,354,323

Gross unrealized appreciation	$15,836,712
Gross unrealized depreciation	(1,188,855)

Net unrealized appreciation	$14,647,857

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2016.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $671,630 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $683,965. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $2,434, $1,225 and $563 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $294. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$1,065	$3,828	$4,893	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$3,610	$2,926	$684

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	232,533	82,273	$6,654,909	$2,900,736
Shares issued in reinvestment of distributions	104,073	158,074	3,012,916	4,892,406
Shares redeemed	(326,387)	(185,439)	(9,201,540)	(6,409,176)

Net increase	10,219	54,908	$466,285	$1,383,966

Class B
Shares sold	46,733	63,838	$1,326,261	$2,088,138
Shares issued in reinvestment of distributions	173,311	276,706	4,764,325	8,198,796
Shares redeemed	(284,346)	(270,982)	(7,992,282)	(8,896,224)

Net increase (decrease)	(64,302)	69,562	$(1,901,696)	$1,390,710

At December 31, 2016, certain shareholders of the Portfolio owned 77% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

16

AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$–0	–	$542,864
Net long-term capital gains	7,777,241		12,548,338

Total taxable distributions paid	$7,777,241		$13,091,202

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$3,418,275
Unrealized appreciation/(depreciation)	14,647,857	(a)

Total accumulated earnings/(deficit)	$18,066,132

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the disallowance of a net operating loss resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$31.05	$34.47	$31.03	$23.22	$20.40

Income From Investment Operations
Net investment income (loss) (a)	(.07	)(b)†	(.08)	(.09)	(.03)	.06
Net realized and unrealized gain on investment and foreign currency transactions	.54	3.18	4.15	7.92	2.77

Net increase in net asset value from operations	.47	3.10	4.06	7.89	2.83

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	(.08)	(.01)
Distributions from net realized gain on investment transactions	(3.57)	(6.52)	(.62)	–0	–	–0	–

Total dividends and distributions	(3.57)	(6.52)	(.62)	(.08)	(.01)

Net asset value, end of period	$27.95	$31.05	$34.47	$31.03	$23.22

Total Return
Total investment return based on net asset value (c)*	1.12	%†	9.06%	13.28%	34.01%	13.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,645	$27,060	$28,141	$28,650	$25,220
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.09%	1.08%	1.06%	1.06%
Expenses, before waivers/reimbursements	1.15%	1.09%	1.08%	1.06%	1.06%
Net investment income (loss)	(.23	)%(b)†	(.24)%	(.28)%	(.10)%	.27%
Portfolio turnover rate	57%	51%	66%	63%	83%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$29.70	$33.30	$30.08	$22.50	$19.81

Income From Investment Operations
Net investment income (loss) (a)	(.13	)(b)†	(.16)	(.16)	(.09)	.01
Net realized and unrealized gain on investment and foreign currency transactions	.51	3.08	4.00	7.68	2.68

Net increase in net asset value from operations	.38	2.92	3.84	7.59	2.69

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	(.01)	–0	–
Distributions from net realized gain on investment transactions	(3.57)	(6.52)	(.62)	–0	–	–0	–

Total dividends and distributions	(3.57)	(6.52)	(.62)	(.01)	–0	–

Net asset value, end of period	$26.51	$29.70	$33.30	$30.08	$22.50

Total Return
Total investment return based on net asset value (c)*	.85	%†	8.82%	12.96%	33.72%	13.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,026	$43,383	$46,330	$51,993	$46,948
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40%	1.34%	1.33%	1.31%	1.31%
Expenses, before waivers/reimbursements	1.40%	1.34%	1.33%	1.31%	1.31%
Net investment income (loss)	(.48	)%(b)†	(.49)%	(.52)%	(.35)%	.03%
Portfolio turnover rate	57%	51%	66%	63%	83%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.015	.05%	.05%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.01%, 0.06%, 0.03%, 0.06% and 0.28%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Growth Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

20

GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Bruce K. Aronow(2), Vice President	Emilie D. Wrapp, Secretary
Frank V. Caruso(2), Vice President	Phyllis J. Clarke, Controller
John H. Fogarty(2), Vice President	Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Aronow, Caruso and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

21

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

22

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

23

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	106	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Frank V. Caruso 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

John H. Fogarty 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

26

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

27

GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

28

AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

29

VPS-GTH-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH & INCOME PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmark during the annual period. Stock selection in the health care, energy and consumer discretionary sectors were the primary factors in the underperformance versus the benchmark. The Portfolio’s cash position, underweight position in the energy sector and overweight in the consumer discretionary sector also detracted from performance. Stock selection in the technology sector mitigated some of the underperformance. An underweight exposure to the real estate, consumer staples and financials sectors also contributed to returns.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite several pullbacks, global stocks advanced during the annual period. Markets notched substantial gains, overcoming concerns regarding economic growth, terrorist attacks and the UK’s departure from the European Union. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. The year closed with the US Federal Reserve raising interest rates by 0.25% and investors weighing pro-growth promises from the incoming Trump administration—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes.

In 2016 investors embraced risk, with defensive stocks and sectors seen as bond proxies, such as real estate and consumer staples, underperforming the Russell 1000 Value Index by a wide margin. Energy and materials stocks were among the strongest performers, driven by a rising oil price. Telecommunications and financials did well after a strong fourth quarter, driven by positive sentiment from the US election result. In contrast, health care underperformed, on concerns surrounding the election result’s implications for drug pricing limits. Lower-beta stocks sold off sharply in the second half of the year after a strong first half. Stocks with high momentum also fell during the last six months of the year. Riskier stocks, such as the most attractively valued quintile of global stocks, powered ahead in the second half after underperforming in the first half.

The Portfolio’s Senior Investment Management Team (the “Team”) follows a bottom-up stock picking methodology that seeks to identify companies consistent with the Team’s philosophy of relative-value investing, pursue attractively valued, well-managed companies that deploy capital wisely, giving them capacity to pay dividends and potentially enhance the value of company shares over the long term. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment.

1

GROWTH & INCOME PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Growth & Income Portfolio Class A†	11.30%	14.49%	5.96%
Growth & Income Portfolio Class B†	11.07%	14.21%	5.69%
Russell 1000 Value Index	17.34%	14.80%	5.72%

*     Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2016, by 0.04%. Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.01%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.60% and 0.85% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Growth & Income Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH & INCOME PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A*
Actual	$1,000	$1,100.60	$3.22	0.61%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.07	$3.10	0.61%

Class B
Actual	$1,000	$1,099.60	$4.54	0.86%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.81	$4.37	0.86%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
JPMorgan Chase & Co.	$51,665,274	5.0%
Time Warner, Inc.	47,128,842	4.5
Citigroup, Inc.	32,748,307	3.1
Aetna, Inc.	32,412,494	3.1
Wal-Mart Stores, Inc.	32,268,464	3.1
International Business Machines Corp.	30,972,074	3.0
Intel Corp.	30,753,406	2.9
MasterCard, Inc.—Class A	30,049,880	2.9
Biogen, Inc.	26,670,699	2.6
PepsiCo, Inc.	25,515,072	2.4

	$340,184,512	32.6%

SECTOR BREAKDOWN†

December 31, 2016 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$237,241,661	22.3%
Information Technology	210,456,583	19.8
Health Care	141,487,364	13.3
Consumer Discretionary	118,478,263	11.1
Industrials	101,559,988	9.6
Consumer Staples	64,838,169	6.1
Energy	48,714,926	4.6
Telecommunication Services	19,999,084	1.9
Utilities	9,863,736	0.9
Short-Term Investments	110,955,720	10.4

Total Investments	$1,063,595,494	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–91.4%

FINANCIALS–22.8%
BANKS–9.7%
Citigroup, Inc.	551,040	$32,748,307
JPMorgan Chase & Co.	598,740	51,665,274
Wells Fargo & Co.	298,560	16,453,642

		100,867,223

CAPITAL MARKETS–4.3%
BlackRock, Inc.–Class A	45,830	17,440,148
Goldman Sachs Group, Inc. (The)	51,450	12,319,703
Northern Trust Corp.	67,780	6,035,809
State Street Corp.	117,600	9,139,872

		44,935,532

DIVERSIFIED FINANCIAL SERVICES–2.2%
Berkshire Hathaway, Inc.–Class B(a)	142,222	23,179,342

INSURANCE–6.6%
Allstate Corp. (The)	308,290	22,850,455
Axis Capital Holdings Ltd.	63,030	4,113,968
Chubb Ltd.	186,930	24,697,191
FNF Group	372,560	12,652,138
Validus Holdings Ltd.	71,729	3,945,812

		68,259,564

		237,241,661

INFORMATION TECHNOLOGY–20.2%
COMMUNICATIONS EQUIPMENT–1.8%
Cisco Systems, Inc.	403,660	12,198,605
F5 Networks, Inc.(a)	42,800	6,194,016

		18,392,621

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.1%
Flex Ltd.(a)	290,090	4,168,593
TE Connectivity Ltd.	101,450	7,028,456

		11,197,049

IT SERVICES–5.8%
International Business Machines Corp.	186,590	30,972,074
Mastercard, Inc.–Class A	291,040	30,049,880

		61,021,954

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.2%
Intel Corp.	847,902	30,753,406
Synaptics, Inc.(a)	108,989	5,839,631
Xilinx, Inc.	293,520	17,719,802

		54,312,839

SOFTWARE–3.8%
Activision Blizzard, Inc.	166,391	6,008,379

Citrix Systems, Inc.(a)	89,190	7,965,559
Microsoft Corp.	132,901	8,258,468
VMware, Inc.–Class A(a) (b)	224,930	17,708,739

		39,941,145

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.5%
Apple, Inc.	169,065	19,581,108
Seagate Technology PLC(b)	157,450	6,009,867

		25,590,975

		210,456,583

HEALTH CARE–13.6%
BIOTECHNOLOGY–4.4%
Biogen, Inc.(a)	94,050	26,670,699
Gilead Sciences, Inc.	267,590	19,162,120

		45,832,819

HEALTH CARE EQUIPMENT & SUPPLIES–0.9%
Hologic, Inc.(a)	245,080	9,832,609

HEALTH CARE PROVIDERS & SERVICES–5.1%
Aetna, Inc.	261,370	32,412,494
Cigna Corp.	46,480	6,199,967
Express Scripts Holding Co.(a)	86,840	5,973,724
UnitedHealth Group, Inc.	52,590	8,416,503

		53,002,688

LIFE SCIENCES TOOLS & SERVICES–0.8%
Bruker Corp.	381,287	8,075,659
PHARMACEUTICALS–2.4%
Pfizer, Inc.	761,810	24,743,589

		141,487,364

CONSUMER DISCRETIONARY–11.4%
AUTO COMPONENTS–0.8%
BorgWarner, Inc.	201,500	7,947,160

HOUSEHOLD DURABLES–0.9%
DR Horton, Inc.	334,450	9,140,519

INTERNET & DIRECT MARKETING RETAIL–0.6%
Liberty Interactive Corp. QVC Group–Class A(a)	195,818	3,912,443
Liberty TripAdvisor Holdings, Inc.–Class A(a)	167,277	2,517,519

		6,429,962

LEISURE PRODUCTS–1.0%
Vista Outdoor, Inc.(a)	265,250	9,787,725

MEDIA–7.4%
AMC Networks, Inc.–Class A(a)	76,820	4,020,759
Comcast Corp.–Class A	179,430	12,389,641

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Discovery Communications, Inc.–Class A(a)	510,800	$14,001,028
Time Warner, Inc.	488,230	47,128,842

		77,540,270

TEXTILES, APPAREL & LUXURY GOODS–0.7%
Ralph Lauren Corp.	43,100	3,892,792
VF Corp.	70,100	3,739,835

		7,632,627

		118,478,263

INDUSTRIALS–9.7%
AEROSPACE & DEFENSE–4.8%
Boeing Co. (The)	106,230	16,537,886
General Dynamics Corp.	45,310	7,823,225
Raytheon Co.	178,980	25,415,160

		49,776,271

ELECTRICAL EQUIPMENT–1.3%
EnerSys	102,216	7,983,070
Hubbell, Inc.	52,700	6,150,090

		14,133,160

INDUSTRIAL CONGLOMERATES–1.1%
Carlisle Cos., Inc.	109,219	12,045,763

MACHINERY–2.5%
Fortive Corp.	268,990	14,425,934
Parker-Hannifin Corp.	79,849	11,178,860

		25,604,794

		101,559,988

CONSUMER STAPLES–6.2%
BEVERAGES–2.4%
PepsiCo, Inc.	243,860	25,515,072

FOOD & STAPLES RETAILING–3.8%
CVS Health Corp.	89,401	7,054,633
Wal-Mart Stores, Inc.	466,847	32,268,464

		39,323,097

		64,838,169

ENERGY–4.7%
ENERGY EQUIPMENT & SERVICES–1.9%
Helmerich & Payne, Inc.(b)	89,830	6,952,842
National Oilwell Varco, Inc.	157,110	5,882,198
Oil States International, Inc.(a)	166,145	6,479,655

		19,314,695

OIL, GAS & CONSUMABLE FUELS–2.8%
Exxon Mobil Corp.	212,750	19,202,815
Noble Energy, Inc.	267,930	10,197,416

		29,400,231

		48,714,926

TELECOMMUNICATION SERVICES–1.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.9%
Verizon Communications, Inc.	374,655	19,999,084

UTILITIES–0.9%
ELECTRIC UTILITIES–0.9%
Exelon Corp.	277,930	9,863,736

Total Common Stocks (cost $823,797,586)		952,639,774

	Principal Amount (000)
SHORT-TERM INVESTMENTS–10.6%
TIME DEPOSIT–10.6%
State Street Time Deposit 0.01%, 1/03/17 (cost $110,955,720)	$110,956	110,955,720

Total Investments Before Security Lending Collateral for Securities Loaned–102.0% (cost $934,753,306)		1,063,595,494

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.3%
INVESTMENT COMPANIES–1.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(c)(d) (cost $13,560,469)	13,560,469	13,560,469

Total Investments –103.3% (cost $948,313,775)		1,077,155,963
Other assets less liabilities–(3.3)%		(34,566,012)

Net Assets–100.0%		$1,042,589,951

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $934,753,306)	$1,063,595,494	(a)
Affiliated issuers (cost $13,560,469—investment of cash collateral for securities loaned)	13,560,469
Dividends and interest receivable	1,073,141
Receivable for capital stock sold	43,178
Due from custodian	63,905

Total assets	1,078,336,187

LIABILITIES
Payable for investment securities purchased	20,498,190
Payable for collateral received on securities loaned	13,560,469
Payable for capital stock redeemed	866,169
Advisory fee payable	486,022
Distribution fee payable	188,408
Administrative fee payable	13,055
Transfer Agent fee payable	5,267
Accrued expenses	128,656

Total liabilities	35,746,236

NET ASSETS	$1,042,589,951

COMPOSITION OF NET ASSETS
Capital stock, at par	$33,761
Additional paid-in capital	813,068,527
Undistributed net investment income	13,525,225
Accumulated net realized gain on investment transactions	87,120,250
Net unrealized appreciation on investments	128,842,188

	$1,042,589,951

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$155,924,220	4,995,862	$31.21
B	$886,665,731	28,765,555	$30.82

(a)	Includes securities on loan with a value of $13,237,356 (see Note E).

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,325)	$18,919,209
Affiliated issuers	14,038
Interest	7,801
Securities lending income	17,648
Other income(a)	63,905

19,022,601

EXPENSES
Advisory fee (see Note B)	5,076,702
Distribution fee—Class B	1,937,263
Transfer agency—Class A	2,630
Transfer agency—Class B	14,200
Custodian	145,885
Printing	138,359
Legal	60,747
Administrative	49,319
Audit and tax	43,334
Directors’ fees	24,560
Miscellaneous	32,968

Total expenses	7,525,967
Less: expenses waived and reimbursed by the Adviser (see Note E)	(3,677)

Net expenses	7,522,290

Net investment income	11,500,311

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	89,905,772
Net change in unrealized appreciation/depreciation of investments	2,606,255

Net gain on investment transactions	92,512,027

Net Increase in Net Assets from Operations	$104,012,338

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,500,311	$8,467,042
Net realized gain on investment transactions	89,905,772	75,832,751
Net change in unrealized appreciation/depreciation of investments	2,606,255	(72,224,366)

Net increase in net assets from operations	104,012,338	12,075,427
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,498,498)	(2,239,317)
Class B	(6,966,608)	(7,965,992)
Net realized gain on investment transactions
Class A	(8,951,112)	–0	–
Class B	(51,731,717)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	210,500,227	(74,221,929)

Total increase (decrease)	245,364,630	(72,351,811)
NET ASSETS
Beginning of period	797,225,321	869,577,132

End of period (including undistributed net investment income of $13,525,225 and $8,461,733, respectively)	$1,042,589,951	$797,225,321

10

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AB Growth & Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$952,639,774		$–0	–	$–0	–	$952,639,774
Short-Term Investments	–0	–	110,955,720		–0	–	110,955,720
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	13,560,469		–0	–	–0	–	13,560,469

Total Investments in Securities	966,200,243		110,955,720		–0	–	1,077,155,963
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0–

Total(c)	$966,200,243		$110,955,720		$–0	–	$1,077,155,963

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,319.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $809,051, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$976,301,319		$863,859,716
U.S. government securities	–0	–	–0	–

14

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$952,714,048

Gross unrealized appreciation	$137,137,451
Gross unrealized depreciation	(12,695,536)

Net unrealized appreciation	$124,441,915

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2016.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $13,237,356 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $13,560,469. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $17,648, $6,281 and $7,757 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $3,677. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$5,671	$20,543	$26,214	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$76,215	$62,655	$13,560

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	472,723	560,733	$14,176,667	$16,929,785
Shares issued in reinvestment of dividends and distributions	356,156	73,832	10,449,610	2,239,317
Shares redeemed	(840,378)	(1,223,938)	(25,013,777)	(36,953,264)

Net decrease	(11,499)	(589,373)	$(387,500)	$(17,784,162)

Class B
Shares sold	8,766,206	1,209,171	$262,089,607	$36,060,846
Shares issued in reinvestment of dividends and distributions	2,023,382	265,356	58,698,325	7,965,992
Shares redeemed	(3,729,838)	(3,377,728)	(109,900,205)	(100,464,605)

Net increase (decrease)	7,059,750	(1,903,201)	$210,887,727	$(56,437,767)

At December 31, 2016, certain shareholders of the Portfolio owned 59% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G : Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not

16

AB Variable Products Series Fund

had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$8,465,106	$10,205,309
Long-term capital gains	60,682,829	–0	–

Total taxable distributions	$69,147,935	$10,205,309

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$21,976,798
Undistributed capital gains	83,068,952
Unrealized appreciation/(depreciation)	124,441,915	(a)

Total accumulated earnings/(deficit)	$229,487,665

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of corporate reorganization adjustments of investments resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE J : Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.12	$30.04	$27.80	$20.88	$18.05

Income From Investment Operations
Net investment income(a)	.43	(b)†	.37	.40	.33	.29
Net realized and unrealized gain on investment transactions	2.84	.14	2.23	6.92	2.86

Net increase in net asset value from operations	3.27	.51	2.63	7.25	3.15

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.43)	(.39)	(.33)	(.32)
Distributions from net realized gain on investment transactions	(1.86)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(2.18)	(.43)	(.39)	(.33)	(.32)

Net asset value, end of period	$31.21	$30.12	$30.04	$27.80	$20.88

Total Return
Total investment return based on net asset value(c)*	11.30	%†	1.70%	9.54%	34.96%	17.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$155,924	$150,801	$168,135	$164,154	$131,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.61%	.60%	.60%	.60%	.60%
Expenses, before waivers/reimbursements	.61%	.60%	.60%	.60%	.60%
Net investment income	1.46	%(b)†	1.21%	1.39%	1.35%	1.48%
Portfolio turnover rate	101%	73%	51%	63%	80%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$29.78	$29.71	$27.49	$20.66	$17.86

Income From Investment Operations
Net investment income(a)	.36	(b)†	.29	.32	.27	.24
Net realized and unrealized gain on investment transactions	2.79	.14	2.22	6.83	2.83

Net increase in net asset value from operations	3.15	.43	2.54	7.10	3.07

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.36)	(.32)	(.27)	(.27)
Distributions from net realized gain on investment transactions	(1.86)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(2.11)	(.36)	(.32)	(.27)	(.27)

Net asset value, end of period	$30.82	$29.78	$29.71	$27.49	$20.66

Total Return
Total investment return based on net asset value(c)*	11.07	%†	1.43%	9.29%	34.59%	17.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$886,666	$646,424	$701,442	$709,257	$764,198
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86%	.85%	.85%	.85%	.85%
Expenses, before waivers/reimbursements	.86%	.85%	.85%	.85%	.85%
Net investment income	1.21	%(b)†	.96%	1.14%	1.11%	1.23%
Portfolio turnover rate	101%	73%	51%	63%	80%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.03%, 0.14%, 0.11%, 0.08% and 0.19%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Growth & Income Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Growth & Income Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

20

2016 FEDERAL TAX INFORMATION
(unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2016. For corporate shareholders, 99.99% of dividends paid qualify for the dividends received deduction.

21

GROWTH & INCOME PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

22

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semiconductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi- conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

25

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

27

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

28

AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of

29

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

30

VPS-GI-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2016.

During the annual period, all share classes of the Portfolio outperformed the benchmark. Sector positioning contributed to relative returns, mainly from exposure to credit risk transfer securities and an overweight to high-yield corporate bonds as spreads compressed across these sectors. Credit risk transfer securities are securitized bonds backed by residential mortgage payments. They are issued by Fannie Mae and Freddie Mac but do not have a government agency guarantee. An underweight to Treasuries also added to performance, while an overweight in asset-backed securities detracted. Security selection contributed, as gains from an overweight to and selections within energy benefited from a recovery in oil prices. These positive returns more than offset losses from selections within asset-backed securities and agency mortgages. Currency selection also contributed to performance, as a long US dollar position versus various currencies throughout the year produced positive returns. Overall duration positioning detracted, primarily from varying positioning throughout the year.

During the annual period, the Portfolio utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on absolute performance. Treasury futures, interest rate swaptions and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Equity options were utilized to hedge market risk. Inflation swaps were utilized to gain inflation exposure and to manage inflation curve exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

Political surprises had a significant impact on bond markets during the annual period, and investors viewed the two biggest—Donald Trump’s win in the US presidential election and Britain’s decision to quit the European Union (“Brexit”)—as likely to lead to policy changes with important implications for economic growth, trade and inflation. In total, the US 10-year Treasury yield rose 18 basis points over the annual period (with all of that and more coming from a jump of over 40 basis points after Trump’s election win) to end 2016 at 2.45%. European central banks generally maintained an easing bias through the period, particularly in the aftermath of Brexit, when the Bank of England enacted a rate cut that was both its first in seven years and a new historic low. At the end of the period, the US Federal Reserve (the “Fed”) raised US interest rates for only the second time since the financial crisis in 2008, a move widely anticipated by markets.

Meanwhile, a steady increase in commodity prices, as oil prices stabilized above $50 a barrel, led to a rally in emerging markets, though gains were tempered by the hawkish tone of the Fed and uncertainty surrounding how the Trump administration’s protectionist campaign rhetoric would be reflected in its policies. Developed-market treasuries outperformed, in turn, emerging-market local-currency government bonds and investment-grade credit securities, but trailed the double-digit rally in global high-yield. Within high yield, sector returns were almost uniformly positive, with energy and commodity-related sectors among the top performers. Yields in developed countries moved in different directions, generally rising in the US, Canada and at the long end of the Italian curve, while falling in the UK, Germany and Japan.

1

INTERMEDIATE BOND PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Intermediate Bond Portfolio Class A†	4.71%	2.96%	4.60%
Intermediate Bond Portfolio Class B†	4.36%	2.71%	4.34%
Bloomberg Barclays US Aggregate Bond Index	2.65%	2.23%	4.34%
* Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2016, by 0.03%. Also includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.29%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.96% and 1.21% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERMEDIATE BOND PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Intermediate Bond Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERMEDIATE BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$989.40	$5.65	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.46	$5.74	1.13%

Class B
Actual	$1,000	$988.20	$6.90	1.38%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.20	$7.00	1.38%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
December 31, 2016 (unaudited)	AB Variable Products Series Fund

TOP TEN SECTORS (including derivatives)*
Governments—Treasuries(a)	28.2%
Corporates—Investment Grade(b)	24.2
Mortgage Pass-Throughs	20.5
Asset-Backed Securities	14.9
Commercial Mortgage-Backed Securities(b)	12.7
Collateralized Mortgage Obligations	8.5
Inflation-Linked Securities	7.7
Corporates—Non Investment Grade(b)	5.2
Agencies	2.7
Interest Rate Swaps(c)	-11.6

SECTOR BREAKDOWN (excluding derivatives)†
Corporates—Investment Grade	20.6%	Agencies	2.3%
Mortgage Pass-Throughs	17.7	Emerging Markets—Treasuries	1.2
Asset-Backed Securities	12.9	Governments—Sovereign Agencies	1.0
Governments—Treasuries	10.0	Quasi-Sovereigns	0.5
Commercial Mortgage-Backed Securities	9.2	Local Governments—Municipal Bonds	0.4
Collateralized Mortgage Obligations	7.4	Short-Term Investments	5.9
Inflation-Linked Securities	6.6	Other‡	0.7
Corporates—Non-Investment Grade	3.6

*	All data are as of December 31, 2016. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

(a)	Includes Treasury Futures.

(b)	Includes Credit Default Swaps.

(c)	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

†	All data are as of December 31, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

‡	“Other” represents less than 0.4% weightings in the following security types: Emerging Markets—Corporate Bonds, Governments—Sovereign Bonds, Options Purchased—Puts and Preferred Stocks.

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–23.7%
INDUSTRIAL–16.2%
BASIC–1.5%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	15	$15,388
Dow Chemical Co. (The) 8.55%, 5/15/19		86	98,563
Eastman Chemical Co. 3.80%, 3/15/25		50	50,424
Glencore Funding LLC 4.125%, 5/30/23(a)		58	58,368
International Paper Co. 4.75%, 2/15/22		45	48,677
LyondellBasell Industries NV 5.75%, 4/15/24		200	228,885
Mosaic Co. (The) 5.625%, 11/15/43		53	51,076
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		260	246,025
Vale Overseas Ltd. 6.875%, 11/21/36		40	39,400

			836,806

CAPITAL GOODS–0.2%
General Electric Co. Series D 5.00%, 1/21/21(b)		40	41,508
Yamana Gold, Inc. 4.95%, 7/15/24		81	79,380

			120,888

COMMUNICATIONS–MEDIA–1.7%
CBS Corp. 3.50%, 1/15/25		128	126,791
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		135	142,281
Cox Communications, Inc. 2.95%, 6/30/23(a)		51	47,995
Discovery Communications LLC 3.45%, 3/15/25		105	100,227
S&P Global, Inc. 4.40%, 2/15/26		127	134,348
TCI Communications, Inc. 7.875%, 2/15/26		115	154,361
Time Warner Cable LLC 4.125%, 2/15/21		200	206,768
Viacom, Inc. 5.625%, 9/15/19		60	64,549

			977,320

COMMUNICATIONS–TELECOMMUNICATIONS–1.6%
American Tower Corp. 5.05%, 9/01/20		260	279,010

AT&T, Inc. 3.40%, 5/15/25	U.S.$	270	$260,232
3.80%, 3/15/22		57	58,433
4.75%, 5/15/46		69	65,372
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	27	21,667
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	120	130,808
Verizon Communications, Inc. 3.85%, 11/01/42		89	77,122
4.862%, 8/21/46		40	40,532

			933,176

CONSUMER CYCLICAL–AUTOMOTIVE–0.4%
General Motors Co. 3.50%, 10/02/18		80	81,592
General Motors Financial Co., Inc. 3.10%, 1/15/19		110	111,167
3.25%, 5/15/18		9	9,118
4.00%, 1/15/25		23	22,440
4.30%, 7/13/25		30	29,760

			254,077

CONSUMER CYCLICAL– RETAILERS–0.6%
CVS Health Corp. 3.875%, 7/20/25		124	127,918
Kohl’s Corp. 5.55%, 7/17/45		95	90,724
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		126	128,240

			346,882

CONSUMER NON-CYCLICAL–4.0%
AbbVie, Inc. 3.60%, 5/14/25		97	96,077
Actavis Funding SCS 3.80%, 3/15/25		165	165,194
3.85%, 6/15/24		54	54,482
AstraZeneca PLC 6.45%, 9/15/37		50	64,684
Baxalta, Inc. 5.25%, 6/23/45		75	80,056
Bayer US Finance LLC 3.375%, 10/08/24(a)		200	198,998
Becton Dickinson and Co. 3.734%, 12/15/24		40	40,905
Biogen, Inc. 4.05%, 9/15/25		144	148,257
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2	2,291
Celgene Corp. 3.875%, 8/15/25		155	157,218
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		201	199,966
Laboratory Corp. of America Holdings 3.60%, 2/01/25		60	59,737

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Medtronic, Inc. 3.50%, 3/15/25	CAD	195	$200,794
Mylan NV 3.95%, 6/15/26(a)	U.S.$	37	34,627
Newell Brands, Inc. 3.15%, 4/01/21		165	167,920
3.85%, 4/01/23		49	50,828
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		200	201,605
Reynolds American, Inc. 5.85%, 8/15/45		44	52,102
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		122	115,484
3.15%, 10/01/26		86	79,286
Tyson Foods, Inc. 2.65%, 8/15/19		39	39,372
3.95%, 8/15/24		123	125,312

			2,335,195

ENERGY–3.8%
Encana Corp. 3.90%, 11/15/21		45	45,323
Energy Transfer Partners LP 7.50%, 7/01/38		149	172,760
EnLink Midstream Partners LP 5.05%, 4/01/45		125	113,319
Enterprise Products Operating LLC 3.70%, 2/15/26		161	161,584
5.20%, 9/01/20		55	60,052
Halliburton Co. 5.00%, 11/15/45		170	183,336
Hess Corp. 4.30%, 4/01/27		109	108,501
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		89	91,324
Nabors Industries, Inc. 5.50%, 1/15/23(a)		113	117,661
Noble Energy, Inc. 3.90%, 11/15/24		107	107,816
8.25%, 3/01/19		238	267,347
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		137	131,178
Schlumberger Holdings Corp. 3.625%, 12/21/22(a)		165	171,021
TransCanada PipeLines Ltd. 6.35%, 5/15/67		235	195,638
Valero Energy Corp. 6.125%, 2/01/20		177	195,360
Williams Partners LP 4.125%, 11/15/20		97	100,846

			2,223,066

SERVICES–0.1%
eBay, Inc. 3.80%, 3/09/22		45	46,491

TECHNOLOGY–2.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45%, 6/15/23(a)	U.S.$	160	$169,718
Fidelity National Information Services, Inc. 3.50%, 4/15/23		24	24,306
5.00%, 10/15/25		2	2,178
Hewlett Packard Enterprise Co. 4.90%, 10/15/25		170	174,898
HP, Inc. 4.65%, 12/09/21		107	114,211
KLA-Tencor Corp. 4.65%, 11/01/24		134	141,854
Lam Research Corp. 2.80%, 6/15/21		39	38,790
Micron Technology, Inc. 7.50%, 9/15/23(a)		41	45,408
Motorola Solutions, Inc. 3.50%, 3/01/23		82	80,823
7.50%, 5/15/25		23	27,397
Seagate HDD Cayman 4.75%, 1/01/25		75	71,452
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		205	209,628
Total System Services, Inc. 2.375%, 6/01/18		74	74,306
3.75%, 6/01/23		69	68,531
Western Digital Corp. 7.375%, 4/01/23(a)		89	97,900

			1,341,400

			9,415,301

FINANCIAL INSTITUTIONS–6.5%
BANKING–5.0%
Compass Bank 5.50%, 4/01/20		250	261,967
Cooperatieve Rabobank UA 4.375%, 8/04/25		250	256,532
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		265	264,708
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		118	114,667
3.75%, 5/22/25		53	53,138
3.85%, 7/08/24		210	214,366
Series D 6.00%, 6/15/20		195	216,244
Lloyds Banking Group PLC 4.65%, 3/24/26		200	202,578
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		200	205,449
Morgan Stanley 5.625%, 9/23/19		143	155,006
Murray Street Investment Trust I 4.647%, 3/09/17		27	27,141

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$	230	$256,207
Santander Issuances SAU 3.25%, 4/04/26(a)	EUR	200	214,669
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	250	283,437
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		200	203,119

			2,929,228

FINANCE–0.7%
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	203,550
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		155	179,423
International Lease Finance Corp. 5.875%, 4/01/19		55	58,409

			441,382

INSURANCE–0.4%
American International Group, Inc. 4.875%, 6/01/22		75	81,958
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		31	33,850
Lincoln National Corp. 8.75%, 7/01/19		35	40,270
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		55	83,073

			239,151

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		6	5,891
Welltower, Inc. 4.00%, 6/01/25		200	204,398

			210,289

			3,820,050

UTILITY–1.0%
ELECTRIC–1.0%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		170	212,309
CMS Energy Corp. 5.05%, 3/15/22		37	40,533
Constellation Energy Group, Inc. 5.15%, 12/01/20		64	69,188
Entergy Corp. 4.00%, 7/15/22		125	130,710
Exelon Corp. 5.10%, 6/15/45		45	47,835
Exelon Generation Co. LLC 4.25%, 6/15/22		78	80,735

			581,310

Total Corporates–Investment Grade (cost $13,427,283)			$13,816,661

MORTGAGE PASS-THROUGHS–20.5%
AGENCY FIXED RATE 15-YEAR–2.7%
Federal National Mortgage Association 2.50%, 1/01/32, TBA	U.S.$	1,038	1,040,352
3.50%, 1/12/30		492	515,671

			1,556,023

AGENCY FIXED RATE 30-YEAR–17.8%
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 7/01/35		31	34,758
Series 2005 5.50%, 1/01/35		110	123,966
Federal National Mortgage Association Series 2003 5.50%, 4/01/33-7/01/33		102	114,679
Series 2004 5.50%, 4/01/34-11/01/34		92	102,544
3.50%, 1/01/47, TBA		3,176	3,255,400
4.00%, 10/01/46-11/01/46		1,302	1,375,439
Series 2005 5.50%, 2/01/35		111	124,314
4.00%, 1/01/47, TBA		753	791,591
4.50%, 1/25/47, TBA		2,656	2,855,200
3.50%, 4/01/46		305	312,900
Government National Mortgage Association Series 1994 9.00%, 9/15/24		1	1,419
3.50%, 1/01/47, TBA		885	920,262
3.00%, 1/01/47, TBA		340	344,356

			10,356,828

Total Mortgage Pass-Throughs (cost $11,903,039)			11,912,851

ASSET-BACKED SECURITIES–14.9%
AUTOS–FIXED RATE–8.2%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		174	174,270
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		259	258,825
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		124	123,801
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		7	7,286

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		U.S.$	288	$290,992
Series 2016-1A, Class A 2.99%, 6/20/22(a)			100	99,757
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)			259	258,960
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19			112	112,517
Series 2015-2, Class A3 1.31%, 8/15/19			97	96,543
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19			60	60,135
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)			168	168,295
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)			56	55,585
Series 2014-B, Class A 1.11%, 11/15/18(a)			10	10,000
Enterprise Fleet Financing LLC Series 2014-2, Class A2 1.05%, 3/20/20(a)			64	63,377
Series 2015-1, Class A2 1.30%, 9/20/20(a)			132	131,492
Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(a)			55	54,346
Series 2016-3A, Class D 6.40%, 7/17/23(a)			100	97,860
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21			165	165,158
Flagship Credit Auto Trust Series 2016-3, Class A1 1.61%, 12/15/19(a)			100	99,697
Series 2016-4, Class D 3.89%, 11/15/22(a)			125	122,981
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18			67	67,220
Series 2014-2, Class A 2.31%, 4/15/26(a)			257	259,087
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22			198	199,327
Series 2016-1, Class A1 1.76%, 2/15/21			131	130,796

GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18	U.S.$		232	$232,511
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)			128	128,362
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20			137	137,131
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)			485	481,159
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)			126	126,136
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18			128	128,143
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18			202	202,169
Santander Drive Auto Receivables Trust Series 2015-4,Class A2A 1.20%, 12/17/18			6	6,349
Series 2016-3, Class A2 1.34%, 11/15/19			111	110,850
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)			41	41,196
Series 2016-2A, Class A2 1.57%, 6/17/19(a)			88	88,076

				4,790,389

CREDIT CARDS–FIXED RATE–2.2%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20			161	161,111
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21			183	182,979
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22			242	240,761
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22			232	233,764
Series 2015-3, Class A 1.74%, 9/15/21			173	172,985
Series 2016-1, Class A 2.04%, 3/15/22			130	130,349

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

World Financial Network Credit Card Master Trust Series 2016-B, Class A 1.44%, 6/15/22	U.S.$	137	$136,392

			1,258,341

OTHER ABS–FIXED RATE–1.8%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)		49	48,822
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		101	101,057
Series 2015-A, Class A4 1.85%, 4/15/21		134	134,058
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		119	119,026
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		54	53,852
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)		92	91,902
SBA Tower Trust 3.156%, 10/15/20(a)		147	147,823
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)		109	109,158
Series 2016-3, Class A 3.05%, 12/26/25(a)		119	118,354
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		129	129,144

			1,053,196

AUTOS–FLOATING RATE–1.4%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.204% (LIBOR 1 Month + 0.50%), 7/15/20(a)(c)		214	214,000
Hertz Fleet Lease Funding LP Series 2013-3, Class A 1.214% (LIBOR 1 Month + 0.55%), 12/10/27(a)(c)		21	20,615
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.239% (LIBOR 1 Month + 1.50%), 10/20/20(a)(c)		197	197,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.912% (LIBOR 1 Month + 0.35%), 7/22/19(a)(c)		70	69,939

Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.119% (LIBOR 1 Month + 0.38%), 7/20/19(c)	U.S.$	120	$120,013
Series 2015-1, Class A 1.239% (LIBOR 1 Month + 0.50%), 1/20/20(c)		227	227,344

			848,911

CREDIT CARDS–FLOATING RATE–1.1%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 1.054% (LIBOR 1 Month + 0.35%), 3/16/20(c)		205	205,019
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.054% (LIBOR 1 Month + 0.35%), 8/17/20(c)		263	263,396
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.184% (LIBOR 1 Month + 0.48%), 2/15/22(c)		150	150,289

			618,704

HOME EQUITY LOANS–FIXED RATE–0.1%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		68	68,955

HOME EQUITY LOANS–FLOATING RATE–0.1%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.881% (LIBOR 1 Month + 1.13%), 12/25/32(c)		35	34,056

Total Asset-Backed Securities (cost $8,671,738)			8,672,552

GOVERNMENTS– TREASURIES–11.5%
UNITED STATES–11.5%
U.S. Treasury Bonds 2.25%, 8/15/46		84	70,629
2.875%, 8/15/45		230	221,330
3.00%, 11/15/45		1,953	1,925,904
3.625%, 2/15/44		65	72,046
5.375%, 2/15/31		121	161,157
6.25%, 5/15/30		386	545,518
U.S. Treasury Notes 0.50%, 4/30/17		1,352	1,351,911
1.125%, 9/30/21		385	371,359

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

1.625%, 5/15/26	U.S.$	266	$248,325
2.00%, 11/15/26		735	706,890
2.25%, 11/15/24–11/15/25		826	816,164
2.50%, 8/15/23		215	218,813

Total Governments–Treasuries (cost $7,133,432)			6,710,046

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.7%
NON-AGENCY FIXED RATE CMBS–8.9%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51		78	79,003
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		11	11,420
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		200	201,973
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		260	266,006
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 4.876%, 9/10/45(a)		128	119,582
Series 2015-GC27, Class A5 3.137%, 2/10/48		144	143,465
Series 2016-C1, Class A4 3.209%, 5/10/49		192	191,294
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.761%, 5/15/46		143	144,841
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		88	86,357
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.687%, 6/15/39		95	95,714
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		189	197,036
Series 2015-C4, Class A4 3.808%, 11/15/48		150	156,193
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.685%, 11/10/46(a)		100	104,603
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		246	248,856
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.793%, 8/10/45		107	107,989

Series 2012-GC6, Class D 5.654%, 1/10/45(a)	U.S.$	157	$153,005
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		136	135,688
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		57	56,763
Series 2007-LDPX, Class A1A
5.439%, 1/15/49		30	29,941
Series 2011-C5, Class D 5.408%, 8/15/46(a)		100	100,539
Series 2012-C6, Class D 5.142%, 5/15/45		110	114,821
Series 2012-C6, Class E 5.142%, 5/15/45(a)		132	122,397
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		206	214,353
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		44	39,305
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)		159	154,041
ML-CFC Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		852	869,024
SG Commercial Mortgage Securities Trust Series 2016-C5, Class A4 3.055%, 10/10/48		121	117,709
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		60	60,924
Series 2012-C4, Class A5 2.85%, 12/10/45		112	113,087
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		7	7,082
Series 2007-C32, Class A3 5.707%, 6/15/49		122	122,595
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.437%, 12/15/59		85	78,383
Series 2016-NXS6, Class C 4.452%, 11/15/49		100	94,274
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.359%, 3/15/45(a)(d)		1,706	88,007

12

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2013-C14, Class A5 3.337%, 6/15/46	U.S.$	233	$239,236
Series 2014-C20, Class A2 3.036%, 5/15/47		125	128,204

			5,193,710

NON-AGENCY FLOATING RATE CMBS–1.8%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class C 4.654% (LIBOR 1 Month + 3.95%), 11/15/21(a)(c)		123	123,090
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 4.60% (LIBOR 1 Month + 4.60%), 11/15/33(a)(c)		100	100,008
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.624% (LIBOR 1 Month + 0.92%), 6/15/29(a)(c)		201	$200,713
Series 2015-SGP, Class A 2.404% (LIBOR 1 Month + 1.70%), 7/15/36(a)(c)		138	138,728
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.754% (LIBOR 1 Month + 1.05%), 4/15/32(a)(c)		47	47,133
Starwood Retail Property Trust Series 2014-STAR, Class A 1.924% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		196	194,208
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 2.054% (LIBOR 1 Month + 1.35%), 6/15/29(a)(c)		211	211,758

			1,015,638

Total Commercial Mortgage-Backed Securities (cost $6,303,313)			6,209,348

COLLATERALIZED MORTGAGE OBLIGATIONS–8.5%
RISK SHARE FLOATING RATE–6.3%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.256% (LIBOR 1 Month + 6.50%), 4/25/26(c)(e)		150	152,034
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2 3.156% (LIBOR 1 Month + 2.40%), 8/25/24(c)		89	89,233

Series 2014-DN4, Class M3 5.306% (LIBOR 1 Month + 4.55%), 10/25/24(c)	U.S.$	250	$267,494
Series 2014-HQ3, Class M2 3.406% (LIBOR 1 Month + 2.65%), 10/25/24(c)		126	127,042
Series 2015-DNA1, Class M3 4.056% (LIBOR 1 Month + 3.30%), 10/25/27(c)		250	261,699
Series 2015-DNA3, Class M3 5.456% (LIBOR 1 Month + 4.70%), 4/25/28(c)		250	269,313
Series 2015-HQA1, Class M2 3.406% (LIBOR 1 Month + 2.65%), 3/25/28(c)		231	235,415
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.956% (LIBOR 1 Month + 1.20%), 7/25/24(c)		21	21,106
Series 2014-C04, Class 1M2 5.656% (LIBOR 1 Month + 4.90%), 11/25/24(c)		169	184,593
Series 2014-C04, Class 2M2 5.756% (LIBOR 1 Month + 5.00%), 11/25/24(c)		65	70,439
Series 2015-C01, Class 1M2 5.056% (LIBOR 1 Month + 4.30%), 2/25/25(c)		94	98,839
Series 2015-C01, Class 2M2 5.306% (LIBOR 1 Month + 4.55%), 2/25/25(c)		91	95,708
Series 2015-C02, Class 1M2 4.756% (LIBOR 1 Month + 4.00%), 5/25/25(c)		113	117,869
Series 2015-C02, Class 2M2 4.756% (LIBOR 1 Month + 4.00%), 5/25/25(c)		130	135,670
Series 2015-C03, Class 1M1 2.256% (LIBOR 1 Month + 1.50%), 7/25/25(c)		17	17,158
Series 2015-C03, Class 1M2 5.756% (LIBOR 1 Month + 5.00%), 7/25/25(c)		130	140,144
Series 2015-C03, Class 2M2 5.756% (LIBOR 1 Month + 5.00%), 7/25/25(c)		105	112,760
Series 2015-C04, Class 1M2 6.456% (LIBOR 1 Month + 5.70%), 4/25/28(c)		145	160,619
Series 2015-C04, Class 2M2 6.306% (LIBOR 1 Month + 5.55%), 4/25/28(c)		138	149,948
Series 2016-C01, Class 1M2 7.506% (LIBOR 1 Month + 6.75%), 8/25/28(c)		160	185,067

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2016-C01, Class 2M2 7.706% (LIBOR 1 Month + 6.95%), 8/25/28(c)	U.S.$	92	$105,942
Series 2016-C02, Class 1M2 6.756% (LIBOR 1 Month + 6.00%), 9/25/28(c)		130	145,309
Series 2016-C03, Class 2M2 6.656% (LIBOR 1 Month + 5.90%), 10/25/28(c)		148	163,779
Series 2016-C05, Class 2M2 5.206% (LIBOR 1 Month + 4.45%), 1/25/29(c)		159	165,064
Series 2016-C06, Class 1M2 5.006% (LIBOR 1 Month + 4.25%), 4/25/29(c)		52	53,546
Series 2016-C07, Class 2M2 5.106% (LIBOR 1 Month + 4.35%), 4/25/29(c)		94	96,536
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.006% (LIBOR 1 Month + 5.25%), 11/25/25(c)(e)		48	48,150
Series 2015-WF1, Class 2M2 6.256% (LIBOR 1 Month + 5.50%), 11/25/25(c)(e)		20	20,410

			3,690,886

NON-AGENCY FIXED RATE–1.4%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		25	22,825
Series 2005-57CB, Class 4A3 5.50%, 12/25/35		52	44,575
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		31	29,130
Series 2006-24CB, Class A16 5.75%, 6/25/36		91	77,968
Series 2006-28CB, Class A14 6.25%, 10/25/36		63	51,444
Series 2006-9T1, Class A1 5.75%, 5/25/36		39	30,060
Series 2006-J1, Class 1A13 5.50%, 2/25/36		54	46,985
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		30	24,386
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.967%, 5/25/35		67	62,751
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		48	40,865
Series 2006-13, Class 1A19 6.25%, 9/25/36		25	21,417
Series 2007-HYB2, Class 3A1 3.141%, 2/25/47		109	89,662

First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36	U.S.$	85	$68,990
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.235%, 7/25/36		167	138,263
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37		42	36,803
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		28	27,860

			813,984

AGENCY FLOATING RATE–0.4%
Federal National Mortgage Association REMICs Series 2015-48, Class SA 5.444% (6.20%–LIBOR 1 Month), 7/25/45(c)(f)		339	72,402
Government National Mortgage Association Series 2016-108, Class SA 5.361% (6.10%–LIBOR 1 Month), 8/20/46(c)(f)		406	78,846
Series 2016-108, Class SM 5.361% (6.10%–LIBOR 1 Month), 8/20/46(c)(f)		355	88,184

			239,432

NON-AGENCY FLOATING RATE–0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.946% (LIBOR 1 Month + 0.19%), 12/25/36(c)		172	106,730
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.006% (LIBOR 1 Month + 0.25%), 3/25/35(c)		70	58,455

			165,185

AGENCY FIXED RATE–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.199%, 5/28/35		50	44,456

Total Collateralized Mortgage Obligations (cost $4,874,141)			4,953,943

INFLATION-LINKED SECURITIES–7.7%
UNITED STATES–7.7%
U.S. Treasury Inflation Index 0.125%, 4/15/18-4/15/19 (TIPS)		3,081	3,118,342

14

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

0.25%, 1/15/25 (TIPS)	U.S.$	639	$628,306
0.375%, 7/15/25 (TIPS)		720	715,710

Total Inflation-Linked Securities (cost $4,473,916)			4,462,358

CORPORATES–NON-INVESTMENT GRADE–4.1%
Industrial–2.5%
CAPITAL GOODS–0.1%
SPX FLOW, Inc. 5.625%, 8/15/24(a)		21	21,158
5.875%, 8/15/26(a)		21	21,000

			42,158

COMMUNICATIONS–MEDIA–0.3%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	100	130,827
CSC Holdings LLC 6.75%, 11/15/21	U.S.$	30	32,250

			163,077

COMMUNICATIONS– TELECOMMUNICATIONS–0.9%
CenturyLink, Inc. Series S 6.45%, 6/15/21		46	48,415
Series Y 7.50%, 4/01/24		42	44,100
SFR Group SA 5.375%, 5/15/22(a)	EUR	120	132,318
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	210	222,338
Windstream Services LLC 6.375%, 8/01/23		80	71,400

			518,571

CONSUMER CYCLICAL–OTHER–0.1%
KB Home 4.75%, 5/15/19		63	64,260

CONSUMER CYCLICAL–RETAILERS–0.1%
Hanesbrands, Inc. 4.625%, 5/15/24(a)		39	37,830

CONSUMER NON-CYCLICAL–0.4%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		85	84,150
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(a)		16	16,040
4.875%, 11/01/26(a)		16	15,830
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	100	124,534

			240,554

ENERGY–0.4%
Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	12	11,601
5.70%, 10/15/19		36	38,511

Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25(a)	GBP	70	$71,422
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	68	48,302
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(a)		80	80,700
SM Energy Co. 6.50%, 1/01/23		9	9,146

			259,682

Technology–0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(a)	U.S.$	69	76,602
Transportation–Services–0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		52	48,490

			1,451,224

FINANCIAL INSTITUTIONS–1.5%
BANKING–1.3%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)		49	51,205
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		29	32,625
7.75%, 4/10/23		200	210,280
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		202	186,685
Lloyds Banking Group PLC 7.50%, 6/27/24(b)		200	206,000
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		12	12,186
Standard Chartered PLC 6.409%, 1/30/27(a)(b)		100	76,500

			775,481

FINANCE–0.2%
Navient Corp. 6.625%, 7/26/21		95	100,462

			875,943

NON CORPORATE SECTORS–0.1%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		74	74,740

Total Corporates–Non-Investment Grade (cost $2,545,034)			2,401,907

AGENCIES–2.7%
AGENCY DEBENTURES–2.7%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $1,462,854)		1,677	1,570,713

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS–TREASURIES–1.3%
BRAZIL–1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17-1/01/27 (cost $771,598)	BRL	2,625	$767,686

GOVERNMENTS–SOVEREIGN AGENCIES–1.1%
BRAZIL–0.2%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	147	148,837

COLOMBIA–0.1%
Ecopetrol SA 5.875%, 5/28/45		57	49,519

GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		70	70,205

ISRAEL–0.4%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)		200	208,114

UNITED KINGDOM–0.3%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(b)		200	189,500

Total Governments–Sovereign Agencies (cost $673,106)			666,175

QUASI-SOVEREIGNS–0.6%
QUASI-SOVEREIGN BONDS–0.6%
CHILE–0.4%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		210	221,324

MEXICO–0.2%
Petroleos Mexicanos 4.625%, 9/21/23(a)		120	116,736

Total Quasi-Sovereigns (cost $328,802)			338,060

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.5%
UNITED STATES–0.5%
State of California Series 2010 7.625%, 3/01/40 (cost $203,129)		200	295,904

GOVERNMENTS–SOVEREIGN BONDS–0.4%
MEXICO–0.1%
Mexico Government International Bond Series G 5.95%, 3/19/19		42	45,381

QATAR–0.3%
Qatar Government International Bond 2.375%, 6/02/21(a)		200	195,750

Total Governments–Sovereign Bonds (cost $243,581)			$241,131

	Shares
PREFERRED STOCKS–0.2%
Financial Institutions–0.2%
REITS–0.2%
Sovereign Real Estate Investment Trust 12.00%(a) (cost $87,658)		93	118,529

	Principal Amount (000)
EMERGING MARKETS–CORPORATE BONDS–0.2%
INDUSTRIAL–0.2%
CAPITAL GOODS–0.2%
Odebrecht Finance Ltd. 7.125%, 6/26/42(a) (cost $58,553)	U.S.$	200	116,500

	Notional Amount (000)
OPTIONS PURCHASED–PUTS–0.0%
SWAPTIONS–0.0%
IRS Swaption RTP, Goldman Sachs International Expiration: Mar 2017, Exercise Rate: 0.37%(g) (cost $4,886)	JPY	324,000	5,538

	Principal Amount (000)
SHORT-TERM INVESTMENTS–6.9%
Governments–Treasuries–4.7%
JAPAN–4.7%
Japan Treasury Discount Bill Series 647 Zero Coupon, 2/27/17 (cost $2,845,121)	JPY	320,000	2,739,208

TIME DEPOSIT–2.2%
State Street Time Deposit 0.01%, 1/03/17 (cost $1,253,100)	U.S.$	1,253	1,253,100

Total Short-Term Investments (cost $4,098,221)			3,992,308

TOTAL INVESTMENTS–115.5% (cost $67,264,284)			67,252,210
Other assets less liabilities–(15.5)%			(9,040,288)

NET ASSETS–100.0%			$58,211,922

16

AB Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Japan Bond (OSE) Futures	3	March 2017	$3,859,268	$3,856,428	$(2,840)
U.S. T-Note 5 Yr (CBT) Futures	78	March 2017	9,216,912	9,177,797	(39,115)
U.S. Ultra Bond (CBT) Futures	14	March 2017	2,260,297	2,243,500	(16,797)

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	17	March 2017	3,686,855	3,683,688	3,167
U.S. T-Note 10 Yr (CBT) Futures	17	March 2017	2,123,246	2,112,781	10,465

					$(45,120)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	JPY	320,183	USD	2,844	1/23/17	$100,915
BNP Paribas SA	USD	183	COP	551,529	3/03/17	(1,099)
Citibank, NA	BRL	1,529	USD	469	1/04/17	(634)
Citibank, NA	USD	465	BRL	1,529	1/04/17	4,504
Citibank, NA	BRL	1,529	USD	461	2/02/17	(4,716)
Citibank, NA	KRW	240,509	USD	205	3/14/17	5,809
Goldman Sachs Bank USA	BRL	2,163	USD	567	1/04/17	(97,552)
Goldman Sachs Bank USA	USD	654	BRL	2,163	1/04/17	10,671
Goldman Sachs Bank USA	BRL	1,082	USD	322	1/06/17	(10,388)
Goldman Sachs Bank USA	CAD	1,587	USD	1,189	2/03/17	6,378
Goldman Sachs Bank USA	USD	204	IDR	2,751,916	3/14/17	(2,660)
HSBC Bank USA	BRL	1,098	USD	320	1/04/17	(17,517)
HSBC Bank USA	USD	337	BRL	1,098	1/04/17	456
HSBC Bank USA	SGD	854	USD	599	3/14/17	9,287
State Street Bank & Trust Co.	BRL	431	USD	128	1/04/17	(4,644)
State Street Bank & Trust Co.	USD	117	MXN	2,377	1/11/17	(2,096)
State Street Bank & Trust Co.	AUD	437	USD	330	1/19/17	15,067
State Street Bank & Trust Co.	GBP	209	USD	261	1/20/17	3,148
State Street Bank & Trust Co.	EUR	366	USD	393	1/25/17	7,557
State Street Bank & Trust Co.	USD	309	CAD	415	2/03/17	239
UBS AG	TWD	6,546	USD	204	3/10/17	2,358

						$25,083

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums	Market Value
Put - OTC-1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.39%	3/21/17	$982	$3,732	$ (2,073)
Put - OTC-1 Year Interest Rate Swap	3 Month LIBOR	Deutsche Bank AG	2.40	3/20/17	954	3,720	(1,886)
Put - OTC-1 Year Interest Rate Swap	3 Month LIBOR	Deutsche Bank AG	2.41	3/20/17	954	3,625	(1,847)

						$11,077	$ (5,806)

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00%	3.09%	$849	$59,399	$57,594

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker /(Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NOK	28,310	5/12/18	0.954%	6 Month NIBOR	$(1,770)
Morgan Stanley & Co., LLC/(CME Group)	MXN	10,290	12/12/18	4 Week TIIE	6.84%	(3,076)
Morgan Stanley & Co., LLC/(CME Group)		6,860	12/13/18	4 Week TIIE	6.845%	(2,034)
Morgan Stanley & Co., LLC/(CME Group)		6,160	12/17/18	4 Week TIIE	7.035%	(901)
Morgan Stanley & Co., LLC/(CME Group)		$1,300	8/31/21	1.256%	3 Month LIBOR	35,409
Morgan Stanley & Co., LLC/(CME Group)		530	1/14/24	2.98%	3 Month LIBOR	(34,467)
Morgan Stanley & Co., LLC/(CME Group)		650	4/28/24	2.817%	3 Month LIBOR	(29,778)
Morgan Stanley & Co., LLC/(CME Group)		740	11/10/25	2.256%	3 Month LIBOR	1,419
Morgan Stanley & Co., LLC/(CME Group)		80	6/28/26	1.46%	3 Month LIBOR	6,138
Morgan Stanley & Co., LLC/(CME Group)	NZD	890	7/28/26	3 Month BKBM	2.473%	(45,875)
Morgan Stanley & Co., LLC/(CME Group)	MXN	2,540	12/02/26	7.762%	4 Week TIIE	1,277
Morgan Stanley & Co., LLC/(CME Group)		1,690	12/03/26	7.76%	4 Week TIIE	865
Morgan Stanley & Co., LLC/(CME Group)		1,550	12/07/26	7.83%	4 Week TIIE	464
Morgan Stanley & Co., LLC/(CME Group)		$200	12/21/26	3 Month LIBOR	2.497%	2,480
Morgan Stanley & Co., LLC/(LCH Group)	NOK	8,480	8/01/18	0.96%	6 Month NIBOR	5,037
Morgan Stanley & Co., LLC/(LCH Group)		2,200	8/04/18	1.008%	6 Month NIBOR	1,119
Morgan Stanley & Co., LLC/(LCH Group)		9,430	8/11/18	1.076%	6 Month NIBOR	3,323

18

AB Variable Products Series Fund

				Rate Type
Clearing Broker /(Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(LCH Group)	NZD	1,640	12/21/21	3 Month BKBM	3.059%	$1,037
Morgan Stanley & Co., LLC/(LCH Group)		$270	11/07/26	1.675%	3 Month LIBOR	15,557
Morgan Stanley & Co., LLC/(LCH Group)		200	11/08/26	1.657%	3 Month LIBOR	11,858
Morgan Stanley & Co., LLC/(LCH Group)		200	11/09/26	1.672%	3 Month LIBOR	11,597

						$(20,321)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	0.75%	$58	$(5,414)	$2,297	$(7,711)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.89	98	(7,251)	(2,970)	(4,281)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.89	112	(8,286)	(3,519)	(4,767)
Credit Suisse International
CDX-CMBX.NA.BBB Series 7, 1/17/47*	(3.00)	4.02	350	19,710	23,649	(3,939)

Sale Contracts
Credit Suisse International
Anadarko Petroleum Corp., 6.95%, 6/15/19, 9/20/17*	1.00	0.23	270	1,578	(1,363)	2,941
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	94	(5,294)	(6,498)	1,204
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	28	(1,577)	(2,069)	492
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	350	(19,711)	(21,645)	1,934
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	318	(17,919)	(13,901)	(4,018)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	132	(7,434)	(9,886)	2,452
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	8	(450)	(490)	40
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	85	(4,787)	(7,471)	2,684

19

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	4.19%	$185	$(10,419)	$(15,113)	$4,694
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	246	(13,854)	(12,856)	(998)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	125	(7,040)	(10,634)	3,594
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.19	35	(1,971)	(2,637)	666

				$(90,119)	$(85,106)	$(5,013)

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate market value of these securities amounted to $11,455,367 or 19.7% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor rate was in effect at December 31, 2016.

(d)	IO—Interest Only.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.38% of net assets as of December 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.256%, 4/25/26	4/29/16	$150,000	$152,034	0.26%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M 26.006%, 11/25/25	9/28/15	48,005	48,150	0.08%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M 26.256%, 11/25/25	9/28/15	20,439	20,410	0.04%

(f)	Inverse interest only security.

(g)	Non-income producing security.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

20

AB Variable Products Series Fund

Glossary:

ABS—Asset-Backed Securities

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

INTRCONX—Inter-Continental Exchange

IRS—Interest Rate Swaption

LCH—London Clearing House

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

RTP—Right To Pay

TBA—To Be Announced

TIIE—Banco de México Equilibrium Interbank Interest Rate

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

21

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $67,264,284)	$67,252,210
Cash collateral due from broker	302,328
Foreign currencies, at value (cost $314)	513
Interest receivable	329,860
Unrealized appreciation on forward currency exchange contracts	166,389
Due from custodian	165,123
Receivable for capital stock sold	43,495
Upfront premium paid on credit default swaps	25,946
Unrealized appreciation on credit default swaps	20,701
Receivable for variation margin on exchange-traded derivatives	19,202
Receivable for investment securities sold and foreign currency transactions	7,525

Total assets	68,333,292

LIABILITIES
Due to custodian	5,243
Swaptions written, at value (premiums received $11,077)	5,806
Payable for investment securities purchased	9,653,028
Unrealized depreciation on forward currency exchange contracts	141,306
Upfront premium received on credit default swaps	111,052
Unrealized depreciation on credit default swaps	25,714
Advisory fee payable	22,051
Administrative fee payable	13,055
Payable for variation margin on exchange-traded derivatives	5,765
Transfer Agent fee payable	5,267
Distribution fee payable	3,363
Payable for capital stock redeemed	2,361
Accrued expenses	127,359

Total liabilities	10,121,370

NET ASSETS	$58,211,922

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,481
Additional paid-in capital	55,933,879
Undistributed net investment income	1,728,835
Accumulated net realized gain on investment and foreign currency transactions	539,154
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	4,573

$58,211,922

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$42,182,715	3,960,603	$10.65
B	$16,029,207	1,520,808	$10.54

See notes to financial statements.

22

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$2,123,745
Dividends	13,917
Other income(a)	165,123

2,302,785

EXPENSES
Advisory fee (see Note B)	282,594
Distribution fee—Class B	41,580
Transfer agency—Class A	8,787
Transfer agency—Class B	3,274
Custodian	150,181
Audit and tax	80,529
Administrative	49,317
Legal	32,629
Printing	27,754
Directors’ fees	24,565
Miscellaneous	9,077

Total expenses	710,287

Net investment income	1,592,498

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	494,828
Futures	276,171
Options written	1,830
Swaptions written	(2,553)
Swaps	(17,556)
Foreign currency transactions	(27,448)
Net change in unrealized appreciation/depreciation of:
Investments	585,840
Futures	(66,513)
Swaptions written	5,271
Swaps	136,273
Foreign currency denominated assets and liabilities	(6,890)

Net gain on investment and foreign currency transactions	1,379,253

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,971,751

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

23

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,592,498	$1,704,463
Net realized gain on investment and foreign currency transactions	725,272	1,313,401
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	653,981	(2,946,458)

Net increase in net assets from operations	2,971,751	71,406
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,406,468)	(1,846,751)
Class B	(466,376)	(628,301)
Net realized gain on investment transactions
Class A	(589,257)	(1,514,588)
Class B	(215,377)	(559,008)
CAPITAL STOCK TRANSACTIONS
Net decrease	(7,317,811)	(6,615,195)

Total decrease	(7,023,538)	(11,092,437)
NET ASSETS
Beginning of period	65,235,460	76,327,897

End of period (including undistributed net investment income of $1,728,835 and $1,849,867, respectively)	$58,211,922	$65,235,460

See notes to financial statements.

24

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

26

AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grade	$–0	–	$13,816,661		$–0	–	$13,816,661
Mortgage Pass-Throughs	–0	–	11,912,851		–0	–	11,912,851
Asset-Backed Securities	–0	–	7,973,160		699,392		8,672,552
Governments—Treasuries	–0	–	6,710,046		–0	–	6,710,046
Commercial Mortgage-Backed Securities	–0	–	4,708,452		1,500,896		6,209,348
Collateralized Mortgage Obligations	–0	–	4,953,943		–0	–	4,953,943
Inflation-Linked Securities	–0	–	4,462,358		–0	–	4,462,358
Corporates—Non-Investment Grade	–0	–	2,401,907		–0	–	2,401,907
Agencies	–0	–	1,570,713		–0	–	1,570,713
Emerging Markets—Treasuries	–0	–	767,686		–0	–	767,686
Governments—Sovereign Agencies	–0	–	666,175		–0	–	666,175
Quasi-Sovereigns	–0	–	338,060		–0	–	338,060
Local Governments—Municipal Bonds	–0	–	295,904		–0	–	295,904
Governments—Sovereign Bonds	–0	–	241,131		–0	–	241,131
Preferred Stocks	–0	–	118,529		–0	–	118,529
Emerging Markets—Corporate Bonds	–0	–	116,500		–0	–	116,500
Options Purchased—Puts	–0	–	5,538		–0	–	5,538
Short-Term Investments:
Governments—Treasuries	–0	–	2,739,208		–0	–	2,739,208
Time Deposits	–0	–	1,253,100		–0	–	1,253,100

Total Investments in Securities	–0	–	65,051,922		2,200,288		67,252,210
Other Financial Instruments(a):
Assets:
Futures	13,632		–0	–	–0	–	13,632	(b)
Forward Currency Exchange Contracts	–0	–	166,389		–0	–	166,389
Centrally Cleared Credit Default Swaps	–0	–	57,594		–0	–	57,594	(b)
Centrally Cleared Interest Rate Swaps	–0	–	97,580		–0	–	97,580	(b)
Credit Default Swaps	–0	–	20,701		–0	–	20,701
Liabilities:
Futures	(58,752)		–0	–	–0	–	(58,752	)(b)
Forward Currency Exchange Contracts	–0	–	(141,306)		–0	–	(141,306)
Interest Rate Swaptions Written	–0	–	(5,806)		–0	–	(5,806)
Centrally Cleared Interest Rate Swaps	–0	–	(117,901)		–0	–	(117,901	)(b)
Credit Default Swaps	–0	–	(25,714)		–0	–	(25,714)

Total(c)	$(45,120)		$65,103,459		$2,200,288		$67,258,627

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations
Balance as of 12/31/15	$1,050,365		$742,820		$3,618,583
Accrued discounts/(premiums)	43		(1,474)		279
Realized gain (loss)	91		(4,621)		14,341
Change in unrealized appreciation/depreciation	3,128		(33,915)		4,166
Purchases/Payups	503,939		930,171		–0	–
Sales/Paydowns	(404,316)		(132,085)		(146,205)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	(453,858)		–0	–	(3,491,164)

Balance as of 12/31/16	$699,392		$1,500,896		$–0	–

Net change in unrealized appreciation/depreciation from investments held as of 12/31/16(b)	$3,063		$(33,915)		$–0	–

	Total
Balance as of 12/31/15	$5,411,768
Accrued discounts/(premiums)	(1,152)
Realized gain (loss)	9,811
Change in unrealized appreciation/depreciation	(26,621)
Purchases/Payups	1,434,110
Sales/Paydowns	(682,606)
Transfers in to Level 3	–0	–
Transfers out of Level 3	(3,945,022	)(a)

Balance as of 12/31/16	$2,200,288

Net change in unrealized appreciation/depreciation from investments held as of 12/31/16(b)	$(30,852)

(a)	An amount of $3,945,022 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period.

(b)

The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of December 31, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing

28

AB Variable Products Series Fund

Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,317.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $3,042, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$10,499,823	$14,927,346
U.S. government securities	94,552,612	87,429,229

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Cost	$67,282,322

Gross unrealized appreciation	$1,258,296
Gross unrealized depreciation	(1,288,408)

Net unrealized depreciation	$(30,112)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

30

AB Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended December 31, 2016, the Portfolio held purchased options for hedging purposes. During the year ended December 31, 2016, the Portfolio held written options for hedging purposes.

During the year ended December 31, 2016, the Portfolio held written swaptions for hedging purposes.

For the year ended December 31, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/15	–0	–	$–0	–
Options written	56,742,600		7,301
Options assigned	(56,742,000)		(2,531)
Options expired	(300)		(2,520)
Options bought back	(300)		(2,250)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/16	–0	–	$–0	–

	Notional Amount		Premiums Received
Swaptions written outstanding as of 12/31/15	$–0	–	$–0	–
Swaptions written	4,320,000		13,794
Swaptions assigned	–0	–	–0	–
Swaptions expired	–0	–	–0	–
Swaptions bought back	(1,430,000)		(2,717)
Swaptions exercised	–0	–	–0	–

Swaptions written outstanding as of 12/31/16	$2,890,000		$11,077

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that

32

AB Variable Products Series Fund

obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

During the year ended December 31, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended December 31, 2016, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2016, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio

34

AB Variable Products Series Fund

typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended December 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$111,212	*	Receivable/Payable for variation margin on exchange-traded derivatives	$176,653	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	57,594	*	Receivable/Payable for variation margin on exchange-traded derivatives
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	166,389		Unrealized depreciation on forward currency exchange contracts	141,306
Interest rate contracts	Investments in securities, at value	5,538
Interest rate contracts				Swaptions written, at value	5,806
Credit contracts	Unrealized appreciation on credit default swaps	20,701		Unrealized depreciation on credit default swaps	25,714

Total		$361,434			$349,479

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$276,171	$(66,513)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(47,617)	23,333

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(4,782)	$652
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(4,050)	–0	–
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(2,553)	5,271
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,830	–0	–
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(67,893)	139,987
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	50,337	(3,714)

Total		$201,443	$99,016

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2016:

Futures:
Average original value of buy contracts	$17,204,764
Average original value of sale contracts	$7,783,812

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,788,072
Average principal amount of sale contracts	$5,745,329

Purchased Options:
Average monthly cost	$6,267	(a)

Interest Rate Swaps:
Average notional amount	$2,475,714	(b)

Inflation Swaps:
Average notional amount	$1,120,000	(c)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$23,923,429

Credit Default Swaps:
Average notional amount of buy contracts	$402,615
Average notional amount of sale contracts	$908,624

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$899,280

(a)	Positions were open for three months during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for two months during the year.

36

AB Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.*	$19,202	$–0	–	$–0	–	$–0	–	$19,202

Total	$19,202	$–0	–	$–0	–	$–0	–	$19,202

OTC Derivatives:
BNP Paribas SA	$100,915	$(1,099)		$–0	–	$–0	–	$99,816
Citibank, NA	10,313	(10,313)		–0	–	–0	–	–0	–
Credit Suisse International	21,288	(21,288)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	22,587	(22,587)		–0	–	–0	–	–0	–
HSBC Bank USA	9,743	(9,743)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	26,011	(6,740)		–0	–	–0	–	19,271
UBS AG	2,358	–0	–	–0	–	–0	–	2,358

Total	$193,215	$(71,770)		$–0	–	$–0	–	$121,445	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged**		Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$5,765	$–0	–	$(5,765)		$–0	–	$–0	–

Total	$5,765	$–0	–	$(5,765)		$–0	–	$–0	–

OTC Derivatives:
BNP Paribas SA	$1,099	$(1,099)		$–0	–	$–0	–	$–0	–
Citibank, NA	28,374	(10,313)		–0	–	–0	–	18,061
Credit Suisse International	44,501	(21,288)		–0	–	–0	–	23,213
Deutsche Bank AG	16,404	–0	–	–0	–	–0	–	16,404
Goldman Sachs Bank USA/Goldman Sachs International	141,913	(22,587)		–0	–	–0	–	119,326
HSBC Bank USA	17,517	(9,743)		–0	–	–0	–	7,774
Morgan Stanley Capital Services LLC	1,971	–0	–	–0	–	–0	–	1,971
State Street Bank & Trust Co.	6,740	(6,740)		–0	–	–0	–	–0	–

Total	$258,519	$(71,770)		$–0	–	$–0	–	$186,749	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at December 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

37

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2016, the Portfolio earned drop income of $70,494 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended December 31, 2016, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	137,696	195,721	$1,484,595	$2,249,979

Shares issued in reinvestment of dividends and distributions	183,938	314,732	1,995,725	3,361,339

Shares redeemed	(832,622)	(1,002,381)	(9,095,889)	(11,220,799)

Net decrease	(510,988)	(491,928)	$(5,615,569)	$(5,609,481)

38

AB Variable Products Series Fund

	Shares		Amount
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class B
Shares sold	143,982	68,692	$1,560,346	$754,645

Shares issued in reinvestment of dividends and distributions	63,478	112,222	681,753	1,187,309

Shares redeemed	(366,495)	(268,223)	(3,944,341)	(2,947,668)

Net decrease	(159,035)	(87,309)	$(1,702,242)	$(1,005,714)

At December 31, 2016, certain shareholders of the Portfolio owned 82% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F : Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio’s invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

39

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$2,677,478		$3,320,511
Net long-term capital gains	–0	–	1,228,137

Total taxable distributions paid	$2,677,478		$4,548,648

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,774,670
Undistributed capital gains	527,150
Accumulated capital and other losses	(12,239	)(a)
Unrealized appreciation/(depreciation)	(17,019	)(b)

Total accumulated earnings/(deficit)	$2,272,562

(a)	As of December 31, 2016, the Portfolio had cumulative deferred loss on straddles of $12,239.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

40

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency and paydown gains/losses, the redesignation of dividends and the tax treatment of clearing fees resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

41

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.63	$11.37	$11.22	$12.30	$12.54

Income From Investment Operations
Net investment income (a)	.28	†	.27	.28	.32	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.23	(.27)	.44	(.59)	.35	#
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.05	#

Net increase (decrease) in net asset value from operations	.51	–0	–	.72	(.27)	.73

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.40)	(.41)	(.45)	(.58)
Distributions from net realized gain on investment transactions	(.14)	(.34)	(.16)	(.36)	(.39)

Total dividends and distributions	(.49)	(.74)	(.57)	(.81)	(.97)

Net asset value, end of period	$10.65	$10.63	$11.37	$11.22	$12.30

Total Return
Total investment return based on net asset value (b)	4.71	%*†	.01	%*	6.48%	(2.16	)%*	6.05	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,183	$47,554	$56,437	$61,848	$79,104
Ratio to average net assets of:
Expenses	1.06%	.96%	.88%	.77%	.70%
Net investment income	2.60	%†	2.44%	2.46%	2.74%	2.67%
Portfolio turnover rate **	156%	230%	262%	217%	116%

See footnote summary on page 43.

42

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.53	$11.26	$11.11	$12.17	$12.41

Income From Investment Operations
Net investment income (a)	.25	†	.24	.25	.29	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22	(.26)	.43	(.58)	.35	#
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.05	#

Net increase (decrease) in net asset value from operations	.47	(.02)	.68	(.29)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.37)	(.37)	(.41)	(.55)
Distributions from net realized gain on investment transactions	(.14)	(.34)	(.16)	(.36)	(.39)

Total dividends and distributions	(.46)	(.71)	(.53)	(.77)	(.94)

Net asset value, end of period	$10.54	$10.53	$11.26	$11.11	$12.17

Total Return
Total investment return based on net asset value (b)	4.36	%*†	(.18	)%*	6.22%	(2.34	)%*	5.79	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,029	$17,681	$19,891	$22,450	$29,363
Ratio to average net assets of:
Expenses	1.32%	1.21%	1.13%	1.02%	.96%
Net investment income	2.36	%†	2.19%	2.21%	2.49%	2.43%
Portfolio turnover rate **	156%	230%	262%	217%	116%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.03	.28%	.29%

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2016, December 31, 2015, December 31, 2013, and December 31, 2012 by 0.03%, 0.03%, 0.02% and 0.05%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Intermediate Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Intermediate Bond Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Intermediate Bond Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

44

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer

Michael Canter(2), Vice President

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Messrs. Canter, DeNoon, Keegan, Peebles and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

45

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

46

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

47

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	106	None

48

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

49

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael Canter 47	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2012.

Paul J. DeNoon 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Shawn E. Keegan 45	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2012.

Douglas J. Peebles 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Greg J. Wilensky 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

50

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

51

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services,

52

AB Variable Products Series Fund

and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

53

VPS-IB-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed- and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex-US (net) and the equity market performance of developed markets as represented by the MSCI World Index ex-US (net), for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmarks for the annual period. Most of the underperformance was attributed to weakness in the fourth quarter when growth stocks significantly underperformed their value counterparts. For reference, the seismic nature of this impact was last witnessed in the markets during the bursting of the tech bubble in 2001. As a growth manager, the Portfolio’s Senior Investment Management Team (the “Team”) could not escape this style headwind. Additionally, there were several difficult-to-forecast issues, including regulation changes following Donald Trump’s surprise victory in the US presidential election, tighter capital restrictions in China and demonetization in India that combined to negatively impact relative returns. Specifically, security selection within the financials, consumer discretionary and materials sectors detracted from relative returns, as did underweights in energy and materials. Stock selection in information technology and industrials, along with an underweight to real estate, contributed. An overweight to India and underweight to Canada detracted from performance, while an underweight in Japan contributed.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which detracted from absolute performance for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Equity stock markets around the world weathered several major pullbacks, finishing the annual period with substantial gains (in US dollar terms). Political surprises had

1

AB Variable Products Series Fund

a significant impact on both equity and bond markets in the period, and investors viewed the two biggest— Trump’s win and Britain’s decision to quit the European Union (“Brexit”)—as likely to lead to policy changes with important implications for economic growth, trade and inflation. Markets were also influenced by the price of oil, which waxed and waned along with prospects of an OPEC production cut.

Central banks also played a prominent role. European central banks generally maintained an easing bias through the period, particularly in the aftermath of Brexit, when the Bank of England enacted a rate cut that was both its first in seven years and a new historic low. The US Federal Reserve, in contrast, raised official rates as expected while telegraphing a faster pace of rate hikes in 2017.

The Team follows a bottom-up stock picking methodology that employs rigorous analysis across geographic borders, in search of companies that are market leaders with attractive earnings growth prospects and high return on invested capital.

2

INTERNATIONAL GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI ACWI ex-US (net) and the MSCI World Index ex-US (net) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. The MSCI World Index ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
International Growth Portfolio Class A†	-6.87%	3.46%	-0.52%
International Growth Portfolio Class B†	-7.07%	3.20%	-0.77%
Benchmark: MSCI ACWI ex-US (net)	4.50%	5.00%	0.96%
MSCI World Index ex-US (net)	2.75%	6.07%	0.86%

*    Average annual returns.

†   Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.23%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.11% and 1.36% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Growth Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark and the equity market performance of developed markets, as represented by the MSCI World Index ex-US (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

INTERNATIONAL GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$954.80	$6.58	1.34%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.40	$6.80	1.34%

Class B
Actual	$1,000	$953.70	$7.81	1.59%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.14	$8.06	1.59%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Partners Group Holding AG	$2,307,918	3.9%
AIA Group Ltd.	1,968,486	3.3
Siemens AG (REG)	1,930,878	3.3
Roche Holding AG	1,759,794	3.0
Safran SA	1,697,404	2.9
Taiwan Semiconductor Manufacturing Co., Ltd.	1,590,756	2.7
Housing Development Finance Corp., Ltd.	1,561,507	2.6
Schneider Electric SE (Paris)	1,554,009	2.6
Tencent Holdings Ltd.	1,508,170	2.6
Essilor International SA	1,506,482	2.6

	$17,385,404	29.5%

SECTOR BREAKDOWN†

December 31, 2016 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$12,915,680	22.1%
Information Technology	9,244,508	15.9
Consumer Discretionary	8,226,724	14.1
Consumer Staples	8,076,370	13.8
Industrials	6,943,883	11.9
Health Care	4,984,670	8.5
Telecommunication Services	2,962,472	5.1
Materials	1,195,148	2.1
Real Estate	710,202	1.2
Utilities	675,091	1.2
Short-Term Investments	2,384,095	4.1

Total Investments	$58,318,843	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$7,138,258	12.2%
France	5,871,598	10.1
Switzerland	5,566,943	9.5
China	5,227,058	9.0
Japan	5,104,776	8.7
Germany	4,463,706	7.7
India	4,265,115	7.3
Denmark	3,185,446	5.5
Hong Kong	2,230,656	3.8
United States	2,205,337	3.8
Netherlands	1,748,412	3.0
Indonesia	1,685,632	2.9
Mexico	1,620,637	2.8
Other	5,621,174	9.6
Short-Term Investments	2,384,095	4.1

Total Investments	$58,318,843	100.0%

*	All data are as of December 31, 2016. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.7% or less in the following countries: Austria, Belgium, Ireland, Philippines, South Korea and Taiwan.

8

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.0%

FINANCIALS–21.9%
BANKS–1.9%
HDFC Bank Ltd.	57,180	$1,112,933

CAPITAL MARKETS–8.0%
Flow Traders(a)	19,504	671,282
IG Group Holdings PLC	95,730	581,793
London Stock Exchange Group PLC	32,200	1,150,863
Partners Group Holding AG(b)	4,930	2,307,918

		4,711,856

CONSUMER FINANCE–2.4%
Bharat Financial Inclusion Ltd.(c)	76,330	658,799
Gentera SAB de CV	481,690	774,714

		1,433,513

INSURANCE–7.0%
AIA Group Ltd.	351,400	1,968,486
Prudential PLC	74,695	1,490,723
St James’s Place PLC	51,040	636,662

		4,095,871

THRIFTS & MORTGAGE FINANCE–2.6%
Housing Development Finance Corp., Ltd.	84,277	1,561,507

		12,915,680

INFORMATION TECHNOLOGY–15.7%
INTERNET SOFTWARE & SERVICES–5.0%
Alibaba Group Holding Ltd. (Sponsored ADR)(c)	16,000	1,404,960
Tencent Holdings Ltd.	62,200	1,508,170

		2,913,130

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–9.3%
ams AG	32,670	925,765
Disco Corp.	6,200	749,586
Infineon Technologies AG	66,640	1,152,703
NXP Semiconductors NV(c)	10,990	1,077,130
Taiwan Semiconductor Manufacturing Co., Ltd.	284,000	1,590,756

		5,495,940

SOFTWARE–1.4%
Mobileye NV(c)	21,916	835,438

		9,244,508

CONSUMER DISCRETIONARY–14.0%
AUTO COMPONENTS–2.3%
Delphi Automotive PLC	20,340	1,369,899

DIVERSIFIED CONSUMER SERVICES–0.9%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(c)	12,894	$542,837

HOTELS, RESTAURANTS & LEISURE–1.5%
Alsea SAB de CV	296,111	845,923

HOUSEHOLD DURABLES–1.4%
Panasonic Corp.	82,800	839,770

INTERNET & DIRECT MARKETING RETAIL–1.9%
Ctrip.com International Ltd. (ADR)(c)	27,400	1,096,000

MULTILINE RETAIL–3.5%
Don Quijote Holdings Co., Ltd.	29,500	1,088,706
Matahari Department Store Tbk PT	881,500	986,701

		2,075,407

SPECIALTY RETAIL–0.5%
Ace Hardware Indonesia Tbk PT	4,260,000	263,968

TEXTILES, APPAREL & LUXURY GOODS–2.0%
Pandora A/S	7,130	930,750
Samsonite International SA	92,100	262,170

		1,192,920

		8,226,724

CONSUMER STAPLES–13.7%
BEVERAGES–2.0%
Anheuser-Busch InBev SA/NV	10,829	1,146,185

FOOD & STAPLES RETAILING–1.6%
Tsuruha Holdings, Inc.	9,800	927,497

FOOD PRODUCTS–4.4%
Danone SA	17,600	1,113,703
Nestle SA (REG)	20,928	1,499,231

		2,612,934

HOUSEHOLD PRODUCTS–4.8%
Pigeon Corp.	34,300	874,586
Reckitt Benckiser Group PLC	15,870	1,344,315
Unicharm Corp.	28,600	624,631

		2,843,532

PERSONAL PRODUCTS–0.9%
Cosmax, Inc.	5,532	546,222

		8,076,370

INDUSTRIALS–11.8%
AEROSPACE & DEFENSE–2.9%
Safran SA	23,600	1,697,404

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

BUILDING PRODUCTS–1.2%
Kingspan Group PLC	25,850	$702,044

ELECTRICAL EQUIPMENT–4.4%
Schneider Electric SE (Paris)	22,370	1,554,009
Vestas Wind Systems A/S	16,360	1,059,548

		2,613,557

INDUSTRIAL CONGLOMERATES–3.3%
Siemens AG (REG)	15,770	1,930,878

		6,943,883

HEALTH CARE–8.5%
HEALTH CARE EQUIPMENT & SUPPLIES–2.6%
Essilor International SA	13,352	1,506,482

HEALTH CARE PROVIDERS & SERVICES–1.6%
Apollo Hospitals Enterprise Ltd.	53,570	931,876

PHARMACEUTICALS–4.3%
Roche Holding AG	7,720	1,759,794
Vectura Group PLC(c)	465,500	786,518

		2,546,312

		4,984,670

TELECOMMUNICATION SERVICES–5.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.1%
Deutsche Telekom AG (REG)	80,440	1,380,125
Telekomunikasi Indonesia Persero Tbk PT	1,478,500	434,963

		1,815,088

WIRELESS TELECOMMUNICATION SERVICES–1.9%
Vodafone Group PLC	466,250	1,147,384

		2,962,472

MATERIALS–2.0%
CHEMICALS–2.0%
Chr Hansen Holding A/S	21,610	1,195,148

REAL ESTATE–1.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT–1.2%
SM Prime Holdings, Inc.	1,247,400	$710,202

UTILITIES–1.2%
WATER UTILITIES–1.2%
Beijing Enterprises Water Group Ltd.(c)	1,020,000	675,091

Total Common Stocks (cost $45,786,138)		55,934,748

	Principal Amount (000)
SHORT-TERM INVESTMENTS–4.0%
TIME DEPOSIT–4.0%
State Street Bank & Trust Co. 0.01%, 1/03/17 (cost $2,384,095)	$2,384	2,384,095

	Shares
Total Investments Before Security Lending Collateral for Securities Loaned–99.0% (cost $48,170,233)		58,318,843

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–3.9%
INVESTMENT COMPANIES–3.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(d)(e) (cost $2,304,270)	2,304,270	2,304,270

TOTAL INVESTMENTS–102.9% (cost $50,474,503)		60,623,113
Other assets less liabilities–(2.9)%		(1,735,010)

NET ASSETS–100.0%		$58,888,103

10

AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CHF	1,620	USD	1,667	2/16/17	$72,255
Barclays Bank PLC	USD	1,777	AUD	2,314	2/16/17	(108,603)
Citibank, NA	JPY	86,826	USD	777	2/16/17	32,888
Citibank, NA	USD	881	CAD	1,179	2/16/17	(2,830)
Citibank, NA	USD	564	GBP	454	2/16/17	(4,187)
Citibank, NA	USD	4,533	JPY	472,129	2/16/17	(484,287)
Citibank, NA	USD	1,546	KRW	1,770,012	2/16/17	(80,476)
Citibank, NA	USD	535	RUB	34,878	2/16/17	27,542
Credit Suisse International	HKD	6,530	USD	843	2/16/17	272
Goldman Sachs Bank USA	CNY	15,359	USD	2,246	2/16/17	68,407
Goldman Sachs Bank USA	KRW	233,250	USD	197	2/16/17	3,339
Goldman Sachs Bank USA	USD	1,097	BRL	3,677	2/16/17	18,893
JPMorgan Chase Bank, NA	CNY	940	USD	134	2/16/17	1,183
JPMorgan Chase Bank, NA	GBP	454	USD	573	2/16/17	12,845
JPMorgan Chase Bank, NA	INR	117,572	USD	1,741	2/16/17	17,473
JPMorgan Chase Bank, NA	USD	257	TWD	8,059	2/16/17	(8,021)
Morgan Stanley & Co., Inc.	EUR	2,457	USD	2,723	2/16/17	131,380
Royal Bank of Scotland PLC	CNY	2,591	USD	378	2/16/17	10,573
Royal Bank of Scotland PLC	USD	2,407	CAD	3,220	2/16/17	(7,192)
Royal Bank of Scotland PLC	USD	88	KRW	101,222	2/16/17	(4,648)
Standard Chartered Bank	INR	89,080	USD	1,318	2/16/17	12,634
Standard Chartered Bank	TWD	8,059	USD	252	2/16/17	3,386
Standard Chartered Bank	USD	664	CNY	4,624	2/16/17	(8,794)
Standard Chartered Bank	USD	443	INR	30,782	2/16/17	7,701
Standard Chartered Bank	USD	608	INR	41,479	2/16/17	(13)
Standard Chartered Bank	USD	1,228	SEK	11,035	2/16/17	(13,562)
State Street Bank & Trust Co.	CHF	334	USD	342	2/16/17	12,719
State Street Bank & Trust Co.	CHF	136	USD	133	2/16/17	(781)
State Street Bank & Trust Co.	EUR	626	USD	676	2/16/17	15,675
State Street Bank & Trust Co.	EUR	209	USD	219	2/16/17	(1,758)
State Street Bank & Trust Co.	JPY	33,822	USD	289	2/16/17	(579)
State Street Bank & Trust Co.	NOK	2,385	USD	274	2/16/17	(1,857)
State Street Bank & Trust Co.	USD	331	GBP	260	2/16/17	(9,776)
State Street Bank & Trust Co.	USD	70	JPY	7,142	2/16/17	(8,326)
State Street Bank & Trust Co.	USD	289	NOK	2,385	2/16/17	(12,917)
UBS AG	EUR	611	USD	651	2/16/17	6,049
UBS AG	USD	790	AUD	1,034	2/16/17	(45,036)
UBS AG	USD	726	JPY	85,304	2/16/17	4,991

						$(343,438)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the market value of this security amounted to $671,282 or 1.1% of net assets.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Non-income producing security.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

REG—Registered Shares

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $48,170,233)	$58,318,843	(a)
Affiliated issuers (cost $2,304,270—investment of cash collateral for securities loaned)	2,304,270
Foreign currencies, at value (cost $110,639)	108,329
Unrealized appreciation on forward currency exchange contracts	460,205
Receivable for investment securities sold	408,250
Dividends and interest receivable	302,819
Receivable for capital stock sold	120,697
Due from custodian	130,643

Total assets	62,154,056

LIABILITIES
Payable for collateral received on securities loaned	2,304,270
Unrealized depreciation on forward currency exchange contracts	803,643
Advisory fee payable	36,856
Administrative fee payable	13,055
Distribution fee payable	6,857
Payable for capital stock redeemed	5,641
Transfer Agent fee payable	5,267
Payable for investment securities purchased and foreign currency transactions	221
Accrued expenses	90,143

Total liabilities	3,265,953

NET ASSETS	$58,888,103

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,423
Additional paid-in capital	80,934,084
Undistributed net investment income	936,774
Accumulated net realized loss on investment and foreign currency transactions	(32,765,797)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	9,779,619

	$58,888,103

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$26,045,356	1,501,626	$17.34
B	$32,842,747	1,921,391	$17.09

(a)	Includes securities on loan with a value of $2,192,288 (see Note E).

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $101,137)	$1,081,979
Affiliated issuers	7,304
Interest	190
Securities lending income	20,542
Other income(a)	130,644

1,240,659

EXPENSES
Advisory fee (see Note B)	495,596
Distribution fee—Class B	91,341
Transfer agency—Class A	5,411
Transfer agency—Class B	6,788
Custodian	101,876
Audit and tax	67,380
Administrative	49,647
Printing	40,953
Legal	33,399
Directors’ fees	24,565
Miscellaneous	13,287

Total expenses	930,243
Less: expenses waived and reimbursed by the Adviser (see Note E)	(1,236)

Net expenses	929,007

Net investment income	311,652

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	199,408
Foreign currency transactions	714,013
Net change in unrealized appreciation/depreciation of:
Investments	(5,481,052)
Foreign currency denominated assets and liabilities	(454,923)

Net loss on investment and foreign currency transactions	(5,022,554)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,710,902)

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016		Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$311,652		$531,932
Net realized gain on investment and foreign currency transactions	913,421		2,788,389
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,935,975)		(4,603,184)

Net decrease in net assets from operations	(4,710,902)		(1,282,863)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	–0	–	(126,565)
Class B	–0	–	(26,794)
CAPITAL STOCK TRANSACTIONS
Net decrease	(10,057,214)		(11,715,834)

Total decrease	(14,768,116)		(13,152,056)
NET ASSETS
Beginning of period	73,656,219		86,808,275

End of period (including undistributed net investment income of $936,774 and distributions in excess of net investment income of ($100,741), respectively)	$58,888,103		$73,656,219

See notes to financial statements.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

16

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$774,714		$12,140,966		$–0	–	$12,915,680
Information Technology	3,317,528		5,926,980		–0	–	9,244,508
Consumer Discretionary	3,854,659		4,372,065		–0	–	8,226,724
Consumer Staples	1,146,185		6,930,185		–0	–	8,076,370
Industrials	702,044		6,241,839		–0	–	6,943,883
Health Care	786,518		4,198,152		–0	–	4,984,670
Telecommunication Services	–0	–	2,962,472		–0	–	2,962,472
Materials	–0	–	1,195,148		–0	–	1,195,148
Real Estate	–0	–	710,202		–0	–	710,202
Utilities	–0	–	675,091		–0	–	675,091
Short-Term Investments	–0	–	2,384,095		–0	–	2,384,095
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,304,270		–0	–	–0	–	2,304,270

Total Investments in Securities	12,885,918		47,737,195	(a)	–0	–	60,623,113

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$460,205	$–0	–	$460,205
Liabilities:
Forward Currency Exchange Contracts	–0	–	(803,643)	–0	–	(803,643)

Total(c)	$12,885,918		$47,393,757	$–0	–	$60,279,675

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,647.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $68,035, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$33,480,932		$45,477,241
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$50,611,716

Gross unrealized appreciation	11,862,538
Gross unrealized depreciation	(1,851,141)

Net unrealized appreciation	$10,011,397

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2016, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

20

AB Variable Products Series Fund

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended December 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$460,205	Unrealized depreciation on forward currency exchange contracts	$803,643

Total		$460,205		$803,643

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$633,095	$(453,596)

Total		$633,095	$(453,596)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2016:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,102,696
Average principal amount of sale contracts	$15,008,602

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$72,255	$–0	–	$–0	–	$–0	–	$72,255
Citibank, NA	60,430	(60,430)		–0	–	–0	–	–0	–
Credit Suisse International	272	–0	–	–0	–	–0	–	272
Goldman Sachs Bank USA	90,639	–0	–	–0	–	–0	–	90,639

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
JPMorgan Chase Bank, NA	$31,501	$(8,021)	$–0	–	$–0	–	$23,480
Morgan Stanley & Co., Inc.	131,380	–0	–	–0	–	–0	–	131,380
Royal Bank of Scotland PLC	10,573	(10,573)	–0	–	–0	–	–0	–
Standard Chartered Bank	23,721	(22,369)	–0	–	–0	–	1,352
State Street Bank & Trust Co.	28,394	(28,394)	–0	–	–0	–	–0	–
UBS AG	11,040	(11,040)	–0	–	–0	–	–0	–

Total	$460,205	$(140,827)	$–0	–	$–0	–	$319,378	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$108,603	$–0	–	$–0	–	$–0	–	$108,603
Citibank, NA	571,780	(60,430)	–0	–	–0	–	511,350
JPMorgan Chase Bank, NA	8,021	(8,021)	–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	11,840	(10,573)	–0	–	–0	–	1,267
Standard Chartered Bank	22,369	(22,369)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	35,994	(28,394)	–0	–	–0	–	7,600
UBS AG	45,036	(11,040)	–0	–	–0	–	33,996

Total	$803,643	$(140,827)	$–0	–	$–0	–	$662,816	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as

22

AB Variable Products Series Fund

well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $2,192,288 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $2,304,270. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $20,542, $5,013 and $2,291 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $1,236. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$2,835	$21,435	$24,270	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 06/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$20,596	$18,292	$2,304

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2016		Year Ended December 31, 2015
Class A
Shares sold	49,300		129,045	$888,299		$2,512,012
Shares issued in reinvestment of dividends	–0	–	6,544	–0	–	126,565
Shares redeemed	(325,011)		(402,478)	(5,899,125)		(7,834,655)

Net decrease	(275,711)		(266,889)	$(5,010,826)		$(5,196,078)

Class B
Shares sold	234,251		260,706	$4,158,386		$4,992,035
Shares issued in reinvestment of dividends	–0	–	1,402	–0	–	26,794
Shares redeemed	(518,336)		(602,977)	(9,204,774)		(11,538,585)

Net decrease	(284,085)		(340,869)	$(5,046,388)		$(6,519,756)

At December 31, 2016, certain shareholders of the Portfolio owned 81% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

23

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$–0	–	$153,359

Total taxable distributions paid	$–0	–	$153,359

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$684,721
Accumulated capital and other losses	(32,715,606	)(a)
Unrealized appreciation/(depreciation)	9,981,482	(b)

Total accumulated earnings/(deficit)	$(22,049,403)

(a)	As of December 31, 2016, the Portfolio had a net capital loss carryforward of $32,467,053. During the fiscal year, the Portfolio utilized $377,958 of capital loss carryforwards to offset current year net realized gains. At December 31, 2016, the Portfolio had a post-October short-term capital loss deferral of $227,199, and a post-October long-term capital loss deferral of $21,354 which are deemed to arise on January 1, 2017.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales , the tax treatment of passive foreign investment companies (PFICs) and the recognition for tax purposes of unrealized gain/losses on certain derivative instruments.

24

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2016, the Portfolio had a net short-term capital loss carryforward of $32,467,053 which will expire in 2017.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of passive foreign investment companies (PFICs) resulted in a net increase in undistributed net investment income, and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.62	$19.04	$19.27	$17.13	$15.08

Income From Investment Operations
Net investment income (a)	.11	(b)†	.15	.24	.21	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.39)	(.50)	(.47)	2.11	2.12
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.28)	(.35)	(.23)	2.32	2.33

Less: Dividends
Dividends from net investment income	–0	–	(.07)	–0	–	(.18)	(.28)

Net asset value, end of period	$17.34	$18.62	$19.04	$19.27	$17.13

Total Return
Total investment return based on net asset value (d)	(6.87	)%†*	(1.87)%	(1.19)%	13.60%	15.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,045	$33,090	$38,924	$102,467	$97,611
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27%	1.11%	1.07%	.94%	.97%
Expenses, before waivers/reimbursements	1.27%	1.11%	1.07%	.94%	.97%
Net investment income	.60	%(b)†	.78%	1.20%	1.15%	1.33%
Portfolio turnover rate	52%	17%	29%	31%	52%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.39	$18.81	$19.08	$16.96	$14.93

Income From Investment Operations
Net investment income (a)	.07	(b)†	.10	.20	.16	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.37)	(.51)	(.47)	2.09	2.08
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(1.30)	(.41)	(.27)	2.25	2.26

Less: Dividends
Dividends from net investment income	–0	–	(.01)	–0	–	(.13)	(.23)

Net asset value, end of period	$17.09	$18.39	$18.81	$19.08	$16.96

Total Return
Total investment return based on net asset value (d)	(7.07	)%†*	(2.17)%	(1.41)%	13.32%	15.23%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,843	$40,566	$47,884	$54,643	$58,694
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%	1.36%	1.36%	1.19%	1.22%
Expenses, before waivers/reimbursements	1.52%	1.36%	1.36%	1.19%	1.22%
Net investment income	.37	%(b)†	.52%	1.02%	.92%	1.11%
Portfolio turnover rate	52%	17%	29%	31%	52%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.04	0.22%	0.23%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2016 by 0.09% respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB International Growth Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB International Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

28

2016 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2016.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2016, $74,190 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $1,013,438.

29

INTERNATIONAL GROWTH
PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global Growth and Thematic Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

31

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

33

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel C. Roarty 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012, and Chief Investment Officer, Global Growth and Thematic team since 2013. Prior thereto, he was named sector head for the technology sector on the Global International Research Growth team since prior to 2012 and team leader since early 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

35

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund. The directors also considered that a portfolio of Sanford C. Bernstein Fund, Inc. pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser has been waiving 5 basis points of the advisory fee payable by that portfolio under its contract since November 2011.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

36

AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

37

VPS-IG-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly, at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”), in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmark for the annual period. Sector allocation detracted from relative returns, because of an overweight in telecommunications and underweight in industrial commodities. The Portfolio’s country allocation (a result of bottom-up stock analysis combined with fundamental research), detracted from relative returns, because of an underweight in the UK and overweight in Argentina. Country allocation within emerging-markets detracted, as did security selection in developed markets. However, security selection in technology and finance benefited returns.

Derivatives used during the annual period detracted from absolute performance and included futures for investment purposes and forwards for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

International stocks closed modestly ahead as investors fretted over the economy, potential terrorist activity and the UK’s ties to the European Union. Returns for investors in other base currencies were considerably stronger due to appreciation in the US dollar.

Political surprises had a significant impact on both equity and bond markets in the period; investors viewed the two biggest—Donald Trump’s win in the US presidential election and Britain’s decision to quit the European Union (“Brexit”)—as likely to lead to policy changes with important implications for economic growth, trade and inflation. Markets were also influenced by the price of oil, which waxed and waned along with prospects of an OPEC production cut.

Central banks also played a prominent role. European central banks generally maintained an easing bias through the period, particularly in the aftermath of Brexit, when the Bank of England enacted a rate cut that was both its first in seven years and a new historic low. The US Federal Reserve, in contrast, raised official rates as expected while telegraphing a faster pace of rate hikes in 2017.

1

INTERNATIONAL VALUE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI EAFE Index (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. Net returns reflect the reinvestment of dividends after the deduction of non-US withholding tax. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
International Value Portfolio Class A†	-0.50%	6.17%	-2.70%
International Value Portfolio Class B†	-0.80%	5.90%	-2.95%
MSCI EAFE Index (net)	1.00%	6.53%	0.75%

*    Average annual returns.

†   Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.01%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.85% and 1.10% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the International Value Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERNATIONAL VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,065.10	$4.36	0.84%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.91	$4.27	0.84%

Class B
Actual	$1,000	$1,064.20	$5.66	1.09%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.66	$5.53	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$21,024,065	4.1%
Royal Dutch Shell PLC	21,016,874	4.1
Nippon Telegraph & Telephone Corp.	18,290,337	3.6
BT Group PLC	17,671,810	3.5
British American Tobacco PLC	17,142,597	3.4
Koninklijke Ahold Delhaize NV	15,515,425	3.1
Sanofi	12,253,503	2.4
Vodafone Group PLC	12,074,425	2.4
Central Japan Railway Co.	11,493,270	2.3
Honda Motor Co., Ltd.	11,135,084	2.2

	$157,617,390	31.1%

SECTOR BREAKDOWN†

December 31, 2016 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$88,437,776	17.6%
Consumer Discretionary	72,324,856	14.4
Telecommunication Services	61,008,564	12.1
Industrials	59,319,457	11.8
Consumer Staples	49,778,091	9.9
Energy	46,099,084	9.2
Health Care	40,287,956	8.0
Materials	37,629,104	7.5
Information Technology	36,456,321	7.3
Utilities	8,322,303	1.7
Short-Term Investments	2,632,095	0.5

Total Investments	$502,295,607	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$128,284,741	25.5%
United Kingdom	91,730,271	18.3
France	52,527,046	10.5
Netherlands	47,017,729	9.4
Switzerland	21,024,065	4.2
Australia	19,335,605	3.9
South Korea	18,171,474	3.6
Germany	15,625,072	3.1
Denmark	15,211,059	3.0
Canada	13,538,476	2.7
Norway	7,762,548	1.5
Hong Kong	7,616,385	1.5
Belgium	7,334,827	1.5
Other	54,484,214	10.8
Short-Term Investments	2,632,095	0.5

Total Investments	$502,295,607	100.0%

*	All data are as of December 31, 2016. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Argentina, Austria, Brazil, China, Finland, India, Israel, Italy, Portugal, Russia and Taiwan.

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%

FINANCIALS–17.4%
BANKS–13.4%
Australia & New Zealand Banking Group Ltd.	415,360	$9,092,718
BOC Hong Kong Holdings Ltd.	2,138,500	7,616,385
Danske Bank A/S	251,360	7,604,581
DNB ASA	487,720	7,240,346
Erste Group Bank AG(a)	34,280	1,002,250
ING Groep NV	744,770	10,485,430
Itau Unibanco Holding SA (Preference Shares)	394,570	4,092,448
KB Financial Group, Inc.(a)	107,340	3,793,336
KBC Group NV	118,710	7,334,827
Mitsubishi UFJ Financial Group, Inc.	1,601,600	9,877,582

		68,139,903

CAPITAL MARKETS–0.8%
Amundi SA(b)	79,755	4,170,854

CONSUMER FINANCE–1.0%
Hitachi Capital Corp.	203,600	4,999,352

INSURANCE–2.2%
Dongbu Insurance Co., Ltd.(a)	85,970	4,450,832
Muenchener Rueckversicherungs–Gesellschaft AG in Muenchen (REG)	35,350	6,676,835

		11,127,667

		88,437,776

CONSUMER DISCRETIONARY–14.3%
AUTO COMPONENTS–5.4%
Cie Plastic Omnium SA	79,506	2,535,567
Hankook Tire Co., Ltd.(a)	74,304	3,572,213
Magna International, Inc. (New York)–Class A	191,950	8,330,630
Sumitomo Electric Industries Ltd.	545,900	7,860,584
Valeo SA	89,270	5,124,795

		27,423,789

AUTOMOBILES–5.2%
Honda Motor Co., Ltd.	381,400	11,135,084
Peugeot SA(a)	601,190	9,791,682
Tata Motors Ltd.–Class A	1,249,846	5,468,978

		26,395,744

HOUSEHOLD DURABLES–1.6%
Panasonic Corp.	763,400	7,742,520

MEDIA–1.8%
Liberty Global PLC–Series C(a)	309,557	9,193,843

TEXTILES, APPAREL & LUXURY GOODS–0.3%
HUGO BOSS AG	25,700	1,568,960

		72,324,856

TELECOMMUNICATION SERVICES–12.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–9.6%
BT Group PLC	3,914,630	$17,671,810
China Unicom Hong Kong Ltd.	4,636,000	5,365,514
Nippon Telegraph & Telephone Corp.	434,500	18,290,337
TDC A/S(a)	1,483,794	7,606,478

		48,934,139

WIRELESS TELECOMMUNICATION SERVICES–2.4%
Vodafone Group PLC	4,906,554	12,074,425

		61,008,564

INDUSTRIALS–11.7%
AEROSPACE & DEFENSE–3.0%
Airbus Group SE	156,770	10,354,449
BAE Systems PLC	692,240	5,035,036

		15,389,485

AIRLINES–5.1%
International Consolidated Airlines Group SA	1,465,340	7,939,803
Japan Airlines Co., Ltd.	339,900	9,918,544
Qantas Airways Ltd.	3,281,175	7,860,160

		25,718,507

MACHINERY–1.3%
IHI Corp.(a)	2,594,000	6,718,195

ROAD & RAIL–2.3%
Central Japan Railway Co.	70,000	11,493,270

		59,319,457

CONSUMER STAPLES–9.8%
FOOD & STAPLES RETAILING–3.1%
Koninklijke Ahold Delhaize NV	736,620	15,515,425

FOOD PRODUCTS–0.1%
Orkla ASA	57,710	522,202

HOUSEHOLD PRODUCTS–1.4%
Henkel AG & Co. KGaA (Preference Shares)	61,990	7,379,277

TOBACCO–5.2%
British American Tobacco PLC	302,470	17,142,597
Imperial Brands PLC	211,530	9,218,590

		26,361,187

		49,778,091

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY – 9.1%
ENERGY EQUIPMENT & SERVICES–1.0%
Petrofac Ltd.	460,200	$4,924,875

OIL, GAS & CONSUMABLE FUELS–8.1%
Canadian Natural Resources Ltd.	163,410	5,207,846
JX Holdings, Inc.	2,331,900	9,853,251
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	425,910	11,616,940
Royal Dutch Shell PLC–Class A	340,534	9,399,934
YPF SA (Sponsored ADR)	308,863	5,096,239

		41,174,210

		46,099,085

HEALTH CARE–7.9%
PHARMACEUTICALS–7.9%
Roche Holding AG	92,230	21,024,065
Sanofi	151,530	12,253,503
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	193,390	7,010,388

		40,287,956

MATERIALS–7.4%
CHEMICALS–4.0%
Air Water, Inc.(c)	284,600	5,126,700
Arkema SA	84,871	8,296,196
Johnson Matthey PLC	127,470	4,987,549
Nippon Shokubai Co., Ltd.	33,400	2,080,054

		20,490,499

CONSTRUCTION MATERIALS–1.2%
Buzzi Unicem SpA(c)	259,020	6,128,891

METALS & MINING–2.2%
BlueScope Steel Ltd.	358,517	2,382,727
Gerdau SA (Preference Shares)	917,500	3,024,719
MMC Norilsk Nickel PJSC (ADR)	334,353	5,602,268

		11,009,714

		37,629,104

INFORMATION TECHNOLOGY–7.2%
COMMUNICATIONS EQUIPMENT–0.3%
Nokia Oyj	371,810	1,783,261

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
Largan Precision Co., Ltd.	44,000	5,128,699

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.4%
SCREEN Holdings Co., Ltd.(c)	155,500	$9,611,225
Sumco Corp.(c)	593,700	7,632,807

		17,244,032

SOFTWARE–1.2%
Nintendo Co., Ltd.	28,600	5,945,236

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.3%
Samsung Electronics Co., Ltd.	4,270	6,355,093

		36,456,321

UTILITIES–1.7%
ELECTRIC UTILITIES–1.0%
EDP–Energias de Portugal SA	1,570,720	4,780,559

WATER UTILITIES–0.7%
Pennon Group PLC(c)	347,990	3,541,743

		8,322,302

Total Common Stocks (cost $483,346,814)		499,663,512

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.5%
TIME DEPOSIT–0.5%
State Street Time Deposit 0.01%, 1/03/17 (cost $2,632,095)	$2,632	2,632,095

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.0% (cost $485,978,909)		502,295,607

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.6%
INVESTMENT COMPANIES–1.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(d)(e) (cost $8,420,194)	8,420,194	8,420,194

TOTAL INVESTMENTS–100.6% (cost $494,399,103)		510,715,801
Other assets less liabilities–(0.6)%		(3,244,647)

NET ASSETS–100.0%		$507,471,154

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	4,420	RUB	286,056	1/17/17	$233,439
Barclays Bank PLC	USD	3,011	NOK	24,771	1/17/17	(141,505)
BNP Paribas SA	USD	4,807	EUR	4,311	1/17/17	(265,063)
BNP Paribas SA	USD	4,502	JPY	471,077	1/17/17	(467,853)
BNP Paribas SA	AUD	3,409	USD	2,538	4/18/17	83,962
BNP Paribas SA	USD	19,660	AUD	27,170	4/18/17	(102,018)
Citibank, NA	CAD	15,254	USD	11,521	1/17/17	158,093
Citibank, NA	EUR	10,415	USD	11,073	1/17/17	101,340
Citibank, NA	GBP	4,860	USD	6,109	1/17/17	116,707
Citibank, NA	SEK	29,729	USD	3,234	1/17/17	(32,541)
Citibank, NA	USD	1,289	CAD	1,721	1/17/17	(6,520)
Citibank, NA	USD	4,968	EUR	4,660	1/17/17	(58,507)
Citibank, NA	USD	1,609	GBP	1,317	1/17/17	15,204
Citibank, NA	USD	5,382	JPY	628,890	1/17/17	3,879
Citibank, NA	USD	14,626	SEK	128,542	1/17/17	(503,372)
Citibank, NA	JPY	155,189	USD	1,370	4/18/17	34,876
Credit Suisse International	CHF	9,285	USD	9,562	1/17/17	435,874
Credit Suisse International	NOK	89,473	USD	10,296	1/17/17	(67,200)
Credit Suisse International	USD	21,438	CHF	20,852	1/17/17	(942,875)
Credit Suisse International	USD	3,178	INR	215,554	1/17/17	(9,417)
Credit Suisse International	USD	15,802	NOK	129,200	1/17/17	(837,538)
Credit Suisse International	USD	5,241	TWD	166,553	1/17/17	(99,518)
Credit Suisse International	NOK	35,768	USD	4,118	4/18/17	(26,921)
Goldman Sachs Bank USA	BRL	6,729	USD	1,969	1/04/17	(98,489)
Goldman Sachs Bank USA	USD	2,065	BRL	6,729	1/04/17	2,791
JPMorgan Chase Bank, NA	AUD	4,113	USD	3,023	1/17/17	56,165
JPMorgan Chase Bank, NA	CAD	3,833	USD	2,910	1/17/17	54,422
JPMorgan Chase Bank, NA	JPY	3,095,215	USD	29,584	1/17/17	3,078,759
JPMorgan Chase Bank, NA	KRW	27,224,765	USD	23,952	1/17/17	1,400,915
JPMorgan Chase Bank, NA	SEK	40,540	USD	4,546	1/17/17	92,227
JPMorgan Chase Bank, NA	TWD	258,682	USD	8,101	1/17/17	115,055
JPMorgan Chase Bank, NA	USD	1,243	INR	85,217	1/17/17	10,184
JPMorgan Chase Bank, NA	USD	8,784	JPY	915,552	1/17/17	(944,171)
Morgan Stanley & Co., Inc.	ILS	15,836	USD	4,124	1/17/17	11,858
Morgan Stanley & Co., Inc.	NOK	29,858	USD	3,577	1/17/17	119,213
Morgan Stanley & Co., Inc.	USD	5,023	CHF	4,936	1/17/17	(171,754)
Morgan Stanley & Co., Inc.	USD	12,983	EUR	11,648	1/17/17	(712,327)
Morgan Stanley & Co., Inc.	USD	4,951	JPY	566,747	1/17/17	(97,760)
Morgan Stanley & Co., Inc.	GBP	3,171	USD	3,939	4/18/17	20,610
Nomura Global Financial Products, Inc.	USD	4,602	KRW	5,459,817	1/17/17	(79,911)
Nomura Global Financial Products, Inc.	INR	34,258	USD	501	4/18/17	2,443
Royal Bank of Scotland PLC	CNY	32,013	USD	4,763	1/17/17	183,855
Royal Bank of Scotland PLC	JPY	1,365,459	USD	12,831	1/17/17	1,137,911
Royal Bank of Scotland PLC	NOK	34,640	USD	4,147	1/17/17	134,712
Royal Bank of Scotland PLC	USD	4,474	GBP	3,543	1/17/17	(105,629)
Royal Bank of Scotland PLC	USD	7,511	GBP	5,936	4/18/17	(175,994)

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Societe Generale	USD	8,281	EUR	7,890	4/18/17	$69,102
Standard Chartered Bank	BRL	6,729	USD	2,065	1/04/17	(2,791)
Standard Chartered Bank	USD	1,957	BRL	6,729	1/04/17	110,172
Standard Chartered Bank	INR	599,342	USD	8,908	1/17/17	96,782
Standard Chartered Bank	KRW	1,644,535	USD	1,488	1/17/17	125,458
Standard Chartered Bank	USD	3,101	AUD	4,113	1/17/17	(133,674)
Standard Chartered Bank	KRW	709,006	USD	609	4/18/17	21,507
Standard Chartered Bank	TWD	54,777	USD	1,724	4/18/17	31,658
State Street Bank & Trust Co.	USD	5,867	EUR	5,314	1/17/17	(268,751)
State Street Bank & Trust Co.	USD	2,736	KRW	3,157,590	1/17/17	(120,241)
UBS AG	USD	1,644	EUR	1,480	1/17/17	(84,759)
UBS AG	USD	2,520	JPY	259,199	1/17/17	(300,040)

						$1,202,034

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the market value of this security amounted to $4,170,854 or 0.8% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $485,978,909)	$502,295,607	(a)
Affiliated issuers (cost $8,420,194—investment of cash collateral for securities loaned)	8,420,194
Foreign currencies, at value (cost $1,920,972)	1,901,005
Unrealized appreciation on forward currency exchange contracts	8,059,173
Dividends and interest receivable	3,237,036
Receivable for capital stock sold	272,385
Receivable for investment securities sold and foreign currency transactions	144,100
Due from custodian	73,028

Total assets	524,402,528

LIABILITIES
Payable for collateral received on securities loaned	8,420,194
Unrealized depreciation on forward currency exchange contracts	6,857,139
Payable for investment securities purchased	808,570
Advisory fee payable	321,912
Payable for capital stock redeemed	180,905
Distribution fee payable	97,917
Administrative fee payable	13,055
Transfer Agent fee payable	5,267
Accrued expenses	226,415

Total liabilities	16,931,374

NET ASSETS	$507,471,154

COMPOSITION OF NET ASSETS
Capital stock, at par	$38,528
Additional paid-in capital	1,487,762,359
Undistributed net investment income	125,618
Accumulated net realized loss on investment and foreign currency transactions	(997,784,984)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	17,329,633

	$507,471,154

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$47,385,368	3,567,976	$13.28
B	$460,085,786	34,959,924	$13.16

(a)	Includes securities on loan with a value of $7,932,687 (see Note E).

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,957,946)	$16,426,296
Affiliated issuers	36,781
Interest	352
Securities lending income	290,691
Other income(a)	73,028

16,827,148

EXPENSES
Advisory fee (see Note B)	4,005,897
Distribution fee—Class B	1,219,053
Transfer agency—Class A	1,237
Transfer agency—Class B	12,376
Custodian	197,065
Printing	151,214
Audit and tax	66,106
Legal	52,926
Administrative	49,399
Directors’ fees	24,560
Miscellaneous	25,205

Total expenses before interest expense	5,805,038
Interest expense	6,043

Total expenses	5,811,081
Less: expenses waived and reimbursed by the Adviser (see Note E)	(8,645)

Net expenses	5,802,436

Net investment income	11,024,712

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(25,002,905)
Futures	(1,659,059)
Foreign currency transactions	(6,203,507)
Net change in unrealized appreciation/depreciation of:
Investments	16,691,415
Futures	(16,405)
Foreign currency denominated assets and liabilities	1,228,226

Net loss on investment and foreign currency transactions	(14,962,235)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,937,523)

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,024,712	$12,425,614
Net realized gain (loss) on investment and foreign currency transactions	(32,865,471)	28,496,624
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,903,236	(21,603,964)

Net increase (decrease) in net assets from operations	(3,937,523)	19,318,274
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(613,805)	(1,256,699)
Class B	(5,112,977)	(13,020,683)
CAPITAL STOCK TRANSACTIONS
Net decrease	(82,276,063)	(71,815,762)

Total decrease	(91,940,368)	(66,774,870)
NET ASSETS
Beginning of period	599,411,522	666,186,392

End of period (including undistributed net investment income of $125,618 and $1,031,195, respectively)	$507,471,154	$599,411,522

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$–0	–	$88,437,776		$–0	–	$88,437,776
Consumer Discretionary	17,524,473		54,800,383		–0	–	72,324,856
Telecommunication Services	–0	–	61,008,564		–0	–	61,008,564
Industrials	–0	–	59,319,457		–0	–	59,319,457
Consumer Staples	–0	–	49,778,091		–0	–	49,778,091
Energy	10,304,085		35,795,000		–0	–	46,099,085
Health Care	7,010,388		33,277,568		–0	–	40,287,956
Materials	2,290,257		35,338,847		–0	–	37,629,104
Information Technology	–0	–	36,456,321		–0	–	36,456,321
Utilities	–0	–	8,322,302		–0	–	8,322,302
Short-Term Investments	–0	–	2,632,095		–0	–	2,632,095
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,420,194		–0	–	–0	–	8,420,194

Total Investments in Securities	45,549,397		465,166,404	(a)	–0	–	510,715,801

16

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$8,059,173	$–0	–	$8,059,173
Liabilities:
Forward Currency Exchange Contracts	–0	–	(6,857,139)	–0	–	(6,857,139)

Total(c)	$45,549,397		$466,368,438	$–0	–	$511,917,835

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2016, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,399.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $659,888, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits

18

AB Variable Products Series Fund

payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$340,747,146		$421,208,826
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$498,001,336

Gross unrealized appreciation	$42,289,021
Gross unrealized depreciation	(29,574,556)

Net unrealized appreciation	$12,714,465

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2016, the Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended December 31, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$8,059,173	Unrealized depreciation on forward currency exchange contracts	$6,857,139

Total		$8,059,173		$6,857,139

20

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,659,059)	$(16,405)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(6,204,181)	1,215,983

Total		$(7,863,240)	$1,199,578

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2016:

Futures:
Average original value of buy contracts	$4,004,956	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$160,740,999
Average principal amount of sale contracts	$164,373,936

(a)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received		Security Collateral Received		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$233,439	$–0	–	$–0	–	$–0	–	$233,439
BNP Paribas SA	83,962	(83,962)		–0	–	–0	–	–0	–
Citibank, NA	430,099	(430,099)		–0	–	–0	–	–0	–
Credit Suisse International	435,874	(435,874)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	2,791	(2,791)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	4,807,727	(944,171)		–0	–	–0	–	3,863,556
Morgan Stanley & Co., Inc.	151,681	(151,681)		–0	–	–0	–	–0	–
Nomura Global Financial Products, Inc.	2,443	(2,443)		–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	1,456,478	(281,623)		–0	–	–0	–	1,174,855
Societe Generale	69,102	–0	–	–0	–	–0	–	69,102
Standard Chartered Bank	385,577	(136,465)		–0	–	–0	–	249,112

Total	$8,059,173	$(2,469,109)		$–0	–	$–0	–	$5,590,064	^

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged		Security Collateral Pledged		Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$141,505	$–0	–	$–0	–	$–0	–	$141,505
BNP Paribas SA	834,934	(83,962)		–0	–	–0	–	750,972
Citibank, NA	600,940	(430,099)		–0	–	–0	–	170,841
Credit Suisse International	1,983,469	(435,874)		–0	–	–0	–	1,547,595
Goldman Sachs Bank USA	98,489	(2,791)		–0	–	–0	–	95,698
JPMorgan Chase Bank, NA	944,171	(944,171)		–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	981,841	(151,681)		–0	–	–0	–	830,160
Nomura Global Financial Products, Inc.	79,911	(2,443)		–0	–	–0	–	77,468
Royal Bank of Scotland PLC	281,623	(281,623)		–0	–	–0	–	–0	–
Standard Chartered Bank	136,465	(136,465)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	388,992	–0	–	–0	–	–0	–	388,992
UBS AG	384,799	–0	–	–0	–	–0	–	384,799

Total	$6,857,139	$(2,469,109)		$–0	–	$–0	–	$4,388,030	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $7,932,687 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $8,420,194. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $290,691, $20,273 and $16,508 from the borrowers,

22

AB Variable Products Series Fund

AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $8,645. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$3,408	$177,576	$180,984	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$227,873	$219,453	$8,420

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	372,097	410,557	$4,878,130	$5,859,389
Shares issued in reinvestment of dividends	45,592	93,564	613,805	1,256,699
Shares redeemed	(448,061)	(639,799)	(5,880,050)	(9,165,278)

Net decrease	(30,372)	(135,678)	$(388,115)	$(2,049,190)

Class B
Shares sold	4,035,068	3,059,597	$50,474,996	$43,344,961
Shares issued in reinvestment of dividends	383,236	977,218	5,112,977	13,020,682
Shares redeemed	(10,536,008)	(8,879,432)	(137,475,921)	(126,132,215)

Net decrease	(6,117,704)	(4,842,617)	$(81,887,948)	$(69,766,572)

At December 31, 2016, certain shareholders of the Portfolio owned 65% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$5,726,782	$14,277,382

Total taxable distributions paid	$5,726,782	$14,277,382

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,280,458
Accumulated capital and other losses	(994,182,752	)(a)
Unrealized appreciation/(depreciation)	12,572,560	(b)

Total accumulated earnings/(deficit)	$(980,329,734)

(a)	As of December 31, 2016, the Portfolio had a net capital loss carryforward of $994,182,752. The Portfolio also had $35,584,681 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2016, the Portfolio had a net capital loss carryforward of $994,182,752 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$917,130,062	n/a	2017
50,169,345	n/a	2018
13,528,753	13,354,592	No expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the expiration of capital loss carryforwards resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassification had no effect on net assets.

24

AB Variable Products Series Fund

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$13.52		$13.53	$14.99	$12.96	$11.50

Income From Investment Operations
Net investment income (a)	.30	(b)†	.30	.48	.33	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)		.05	(1.40)	2.59	1.31

Net increase (decrease) in net asset value from operations	(.07)		.35	(.92)	2.92	1.67

Less: Dividends
Dividends from net investment income	(.17)		(.36)	(.54)	(.89)	(.21)

Total dividends	(.17)		(.36)	(.54)	(.89)	(.21)

Net asset value, end of period	$13.28		$13.52	$13.53	$14.99	$12.96

Total Return
Total investment return based on net asset value (c)	(.50	)%†*	2.59%	(6.21)%	23.00%	14.53%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,385		$48,665	$50,504	$58,723	$48,029
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86%		.85%	.85%	.82%	.81%
Expenses, before waivers/reimbursements	.86%		.85%	.85%	.82%	.81%
Net investment income	2.27	%(b)†	2.09%	3.25%	2.33%	2.97%
Portfolio turnover rate	64%		74%	64%	59%	41%

See footnote summary on page 27.

26

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$13.41		$13.41	$14.86	$12.84	$11.40

Income From Investment Operations
Net investment income (a)	.27	(b)†	.26	.45	.30	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)		.06	(1.40)	2.56	1.29

Net increase (decrease) in net asset value from operations	(.11)		.32	(.95)	2.86	1.61

Less: Dividends
Dividends from net investment income	(.14)		(.32)	(.50)	(.84)	(.17)

Total dividends	(.14)		(.32)	(.50)	(.84)	(.17)

Net asset value, end of period	$13.16		$13.41	$13.41	$14.86	$12.84

Total Return
Total investment return based on net asset value (c)	(.80	)%†*	2.40%	(6.46)%	22.73%	14.19%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$460		$551	$616	$744	$1,058
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.10%	1.10%	1.07%	1.06%
Expenses, before waivers/reimbursements	1.11%		1.10%	1.10%	1.07%	1.06%
Net investment income	2.04	%(b)†	1.85%	3.06%	2.20%	2.70%
Portfolio turnover rate	64%		74%	64%	59%	41%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	0.01%	0.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2016 by 0.07% respectively.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB International Value Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB International Value Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

28

2016 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2016.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2016, $1,101,142 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $12,626,318.

29

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Tawhid Ali(2), Vice President Takeo Aso(2), Vice President Avi Lavi(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Mr. Tawhid Ali, Mr. Takeo Aso and Mr. Avi Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

31

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

33

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Tawhid Ali 45	Vice President	Senior Vice President of the Adviser, **with which he has been associated since prior to 2012.

Takeo Aso 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Avi Lavi 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors

35

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund. The directors also considered that a portfolio of Sanford C. Bernstein Fund, Inc. pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser has been waiving 5 basis points of the advisory fee payable by that portfolio under its contract since November 2011.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

36

AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

37

VPS-IV-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmark and the broad market for the annual period. Versus the benchmark, stock selection in the consumer discretionary, consumer staples, industrials and technology sectors were the primary factors in the underperformance. The Portfolio’s overweight position in health care, and underweight positions in the industrials, telecommunications and financials sectors also detracted from returns. Stock selection in the health care sector and an overweight position in technology contributed to returns.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite several pullbacks, global stocks advanced during the annual period. Markets notched substantial gains, overcoming concerns regarding economic growth, terrorist attacks and the UK’s departure from the European Union. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. The year closed with the US Federal Reserve raising interest rates by 0.25% and investors weighing pro-growth promises from the incoming Trump administration—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes.

In 2016 investors embraced risk, with defensive stocks, and sectors seen as bond proxies such as real estate and consumer staples, underperforming the Russell 1000 Growth Index by a wide margin. Energy and utility stocks were among the strongest performers, driven by a rising oil price. Telecommunications and financials did well after a strong fourth quarter, driven by positive sentiment from the US election result. In contrast, health care underperformed, on concerns surrounding the election result’s implications for drug pricing limits. Lower-beta stocks sold off sharply in the second half of the year after a strong first half. Stocks with high momentum also fell hard during the last six months of the year. Riskier stocks, such as the most attractively valued quintile of global stocks, powered ahead in the second half after underperforming in the first half.

The Portfolio’s Senior Investment Management Team follows a bottom-up stock picking methodology that seeks to identify companies that meet our investment criteria of healthy balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment.

1

LARGE CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Growth Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Large Cap Growth Portfolio Class A†	2.63%	15.78%	7.70%
Large Cap Growth Portfolio Class B†	2.36%	15.49%	7.42%
Primary Benchmark: Russell 1000 Growth Index	7.08%	14.50%	8.33%
S&P 500 Index	11.96%	14.66%	6.95%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2016, by 0.01%. Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.01%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.70% and 0.95% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

LARGE CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark, and the broad market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,047.70	$4.48	0.87%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.76	$4.42	0.87%

Class B
Actual	$1,000	$1,046.10	$5.76	1.12%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.51	$5.69	1.12%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class A & Class C	$28,890,403	7.6%
Facebook, Inc.—Class A	24,788,558	6.5
Visa, Inc.—Class A	17,626,278	4.6
Apple, Inc.	16,034,353	4.2
Home Depot, Inc. (The)	14,954,076	3.9
UnitedHealth Group, Inc.	14,117,288	3.7
Biogen, Inc.	13,981,912	3.7
Intuitive Surgical, Inc.	12,789,941	3.4
Starbucks Corp.	11,022,385	2.9
Edwards Lifesciences Corp.	10,756,760	2.8

	$164,961,954	43.3%

SECTOR BREAKDOWN†

December 31, 2016 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$132,106,773	34.4%
Health Care	84,514,159	22.0
Consumer Discretionary	77,723,715	20.2
Financial Services	31,035,086	8.1
Producer Durables	15,264,444	4.0
Consumer Staples	11,770,346	3.1
Materials & Processing	4,725,737	1.2
Short-Term Investments	26,773,565	7.0

Total Investments	$383,913,825	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on www.russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–93.7%

TECHNOLOGY–34.7%
COMPUTER SERVICES, SOFTWARE & SYSTEMS–19.9%
Adobe Systems, Inc.(a)	98,830	$10,174,548
Alphabet, Inc.–Class A(a)	4,210	3,336,215
Alphabet, Inc.–Class C(a)	33,109	25,554,188
Cognizant Technology Solutions Corp.–Class A(a)	45,160	2,530,315
Facebook, Inc.–Class A(a)	215,459	24,788,558
Intuit, Inc.	12,618	1,446,149
Palo Alto Networks, Inc.(a)	36,170	4,523,058
ServiceNow, Inc.(a)	45,161	3,357,269

		75,710,300

COMPUTER TECHNOLOGY–4.2%
Apple, Inc.	138,442	16,034,353

ELECTRONIC COMPONENTS–0.8%
Amphenol Corp.–Class A	44,786	3,009,619

ELECTRONIC ENTERTAINMENT–1.9%
Electronic Arts, Inc.(a)	93,970	7,401,077

SEMICONDUCTORS & COMPONENT–6.5%
NVIDIA Corp.	72,672	7,757,009
Texas Instruments, Inc.	91,760	6,695,727
Xilinx, Inc.	168,167	10,152,242

		24,604,978

TELECOMMUNICATIONS EQUIPMENT–1.4%
Arista Networks, Inc.(a)	55,249	5,346,446

		132,106,773

HEALTH CARE–22.2%
BIOTECHNOLOGY–5.5%
Alexion Pharmaceuticals, Inc.(a)	57,221	7,000,989
Biogen, Inc.(a)	49,305	13,981,912

		20,982,901

HEALTH CARE FACILITIES–0.4%
VCA, Inc.(a)	22,360	1,535,014

HEALTH CARE MANAGEMENT SERVICES–3.7%
UnitedHealth Group, Inc.	88,211	14,117,288

HEALTH CARE SERVICES–2.0%
Cerner Corp.(a)	128,070	6,066,676
Premier, Inc.–Class A(a)	46,245	1,403,998

		7,470,674

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–3.6%
Align Technology, Inc.(a)	30,360	$2,918,507
Edwards Lifesciences Corp.(a)	114,800	10,756,760

		13,675,267

MEDICAL EQUIPMENT–5.7%
Danaher Corp.	117,432	9,140,907
Intuitive Surgical, Inc.(a)	20,168	12,789,941

		21,930,848

PHARMACEUTICALS–1.3%
Gilead Sciences, Inc.	67,060	4,802,167

		84,514,159

CONSUMER DISCRETIONARY–20.4%
AUTO PARTS–0.4%
WABCO Holdings, Inc.(a)	15,660	1,662,309

CABLE TELEVISION SERVICES–2.3%
AMC Networks, Inc.–Class A(a)	34,111	1,785,370
Comcast Corp.–Class A	101,440	7,004,432

		8,789,802

DIVERSIFIED RETAIL–3.8%
Costco Wholesale Corp.	39,670	6,351,564
Dollar Tree, Inc.(a)	103,430	7,982,727

		14,334,291

ENTERTAINMENT–1.4%
Walt Disney Co. (The)	51,230	5,339,191

LEISURE TIME–1.5%
Priceline Group, Inc. (The)(a)	4,020	5,893,561

RESTAURANTS–3.3%
Chipotle Mexican Grill, Inc.–Class A(a)(b)	3,780	1,426,270
Starbucks Corp.	198,530	11,022,385

		12,448,655

SPECIALTY RETAIL–5.5%
Home Depot, Inc. (The)	111,531	14,954,076
O’Reilly Automotive, Inc.(a)	8,200	2,282,962
Ulta Salon Cosmetics & Fragrance, Inc.(a)	14,300	3,645,642

		20,882,680

TEXTILES, APPAREL & SHOES–2.2%
NIKE, Inc.–Class B	164,730	8,373,226

		77,723,715

FINANCIAL SERVICES–8.1%
ASSET MANAGEMENT & CUSTODIAN–0.6%
BlackRock, Inc.–Class A	6,290	2,393,597

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

FINANCIAL DATA & SYSTEMS–7.0%
Fiserv, Inc.(a)	52,520	$5,581,826
Vantiv, Inc.–Class A(a)	59,480	3,546,198
Visa, Inc.–Class A	225,920	17,626,278

		26,754,302

SECURITIES BROKERAGE & SERVICES–0.5%
MarketAxess Holdings, Inc.	12,845	1,887,187

		31,035,086

PRODUCER DURABLES–4.0%
SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–2.6%
Allegion PLC	51,820	3,316,480
IDEX Corp.	16,300	1,467,978
Roper Technologies, Inc.	28,980	5,305,658

		10,090,116

SCIENTIFIC INSTRUMENTS: ELECTRICAL–0.7%
AO Smith Corp.	52,660	2,493,451

SCIENTIFIC INSTRUMENTS: GAUGES & METERS–0.7%
Mettler-Toledo International, Inc.(a)	6,405	2,680,877

		15,264,444

CONSUMER STAPLES–3.1%
BEVERAGE: SOFT DRINKS–2.4%
Monster Beverage Corp.(a)	205,548	9,113,998

DRUG & GROCERY STORE CHAINS–0.7%
CVS Health Corp.	33,663	2,656,348

		11,770,346

MATERIALS & PROCESSING–1.2%
BUILDING MATERIALS–0.5%
Acuity Brands, Inc.	8,843	2,041,495

DIVERSIFIED MATERIALS & PROCESSING–0.7%
Hexcel Corp.	52,182	2,684,242

		4,725,737

Total Common Stocks (cost $272,287,988)		357,140,260

SHORT-TERM INVESTMENTS–7.0%
TIME DEPOSIT–7.0%
State Street Time Deposit 0.01%, 1/03/17 (cost $26,773,565)	$26,774	$26,773,565

	Shares
Total Investments Before Security Lending Collateral for Securities Loaned–100.7% (cost $299,061,553)		383,913,825

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(c)(d) (cost $1,452,465)	1,452,465	1,452,465

TOTAL INVESTMENTS–101.1% (cost $300,514,018)		385,366,290
Other assets less liabilities–(1.1)%		(4,327,724)

NET ASSETS–100.0%		$381,038,566

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $299,061,553)	$383,913,825	(a)
Affiliated issuers (cost $1,452,465—investment of cash collateral for securities loaned)	1,452,465
Dividends and interest receivable	128,289
Receivable for capital stock sold	56,712
Due from custodian	45,219

Total assets	385,596,510

LIABILITIES
Payable for investment securities purchased	2,542,269
Payable for collateral received on securities loaned	1,452,465
Advisory fee payable	243,780
Payable for capital stock redeemed	156,901
Distribution fee payable	43,195
Administrative fee payable	13,055
Transfer Agent fee payable	5,267
Accrued expenses	101,012

Total liabilities	4,557,944

NET ASSETS	$381,038,566

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,623
Additional paid-in capital	274,026,897
Accumulated net realized gain on investment transactions	22,150,774
Net unrealized appreciation on investments	84,852,272

	$381,038,566

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$178,135,870	3,939,679	$45.22
B	$202,902,696	4,683,561	$43.32

(a)	Includes securities on loan with a value of $1,426,270 (see Note E).

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$3,150,744
Affiliated issuers	10,924
Interest	2,066
Securities lending income	18,187
Other income(a)	45,219

3,227,140

EXPENSES
Advisory fee (see Note B)	3,095,115
Distribution fee—Class B	583,361
Transfer agency—Class A	7,380
Transfer agency—Class B	9,030
Printing	112,860
Custodian	109,449
Administrative	49,317
Legal	47,772
Audit and tax	41,524
Directors’ fees	24,561
Miscellaneous	17,538

Total expenses	4,097,907
Less: expenses waived and reimbursed by the Adviser (see Note E)	(1,101)

Net expenses	4,096,806

Net investment loss	(869,666)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	22,457,817
Net change in unrealized appreciation/depreciation of investments	(11,055,344)

Net gain on investment transactions	11,402,473

Contributions from Affiliates (see Note B)	214

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,533,021

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(869,666)	$(451,105)
Net realized gain on investment transactions	22,457,817	50,330,010
Net change in unrealized appreciation/depreciation of investments	(11,055,344)	(3,725,632)
Contributions from Affiliates (see Note B)	214	–0	–

Net increase in net assets from operations	10,533,021	46,153,273
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(20,330,760)	(17,054,341)
Class B	(29,455,689)	(23,201,920)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(38,446,922)	25,770,154

Total increase (decrease)	(77,700,350)	31,667,166
NET ASSETS
Beginning of period	458,738,916	427,071,750

End of period (including accumulated net investment loss of $0 and $0, respectively)	$381,038,566	$458,738,916

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$357,140,260		$–0	–	$–0	–	$357,140,260
Short-Term Investments	–0	–	26,773,565		–0	–	26,773,565
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,452,465		–0	–	–0	–	1,452,465

Total Investments in Securities	358,592,725		26,773,565		–0	–	385,366,290
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$358,592,725		$26,773,565		$–0	–	$385,366,290

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

12

AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,317.

During the year ended December 31, 2016, the Adviser reimbursed the Portfolio $214 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $174,521, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$229,740,018		$312,848,502
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$303,460,512

Gross unrealized appreciation	$89,852,952
Gross unrealized depreciation	(7,947,174)

Net unrealized appreciation	$81,905,778

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2016.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $1,426,270 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $1,452,465. The cash collateral will be adjusted on the next business day to maintain the required

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

collateral amount. The Portfolio earned securities lending income of $18,187, $8,818 and $2,106 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $1,101. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$3,763	$32,425	$36,188	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$16,083	$14,631	$1,452

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	226,292	199,525	$10,252,042	$10,118,836
Shares issued in reinvestment of distributions	440,632	350,336	20,330,760	17,054,341
Shares redeemed	(597,453)	(562,984)	(28,081,720)	(28,506,471)

Net increase (decrease)	69,471	(13,123)	$2,501,082	$(1,333,294)

Class B
Shares sold	480,054	904,381	$21,711,096	$43,681,497
Shares issued in reinvestment of distributions	665,665	493,448	29,455,689	23,201,920
Shares redeemed	(2,055,480)	(815,662)	(92,114,789)	(39,779,969)

Net increase (decrease)	(909,761)	582,167	$(40,948,004)	$27,103,448

At December 31, 2016, certain shareholders of the Portfolio owned 63% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

16

AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$237,824	$–0	–
Net long-term capital gains	49,548,625	40,256,261

Total taxable distributions paid	$49,786,449	$40,256,261

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$25,097,267
Unrealized appreciation/(depreciation)	81,905,778	(a)

Total accumulated earnings/(deficit)	$107,003,045

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser and the disallowance of a net operating loss resulted in a net decrease in accumulated net investment loss, a net increase in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

At a meeting held on January 31-February 1, 2017, the Board of Directors of the Fund approved an amendment to the Portfolio’s Advisory Agreement reflecting a reduction in the Portfolio’s advisory fee. Effective February 3, 2017, the Portfolio will pay the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and ..45% in excess of $5 billion of the Portfolio’s average daily net assets.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$49.50		$48.83		$42.78		$31.17		$26.86

Income From Investment Operations
Net investment income (loss) (a)	(.03	)(b)†	.02		.02		(.04)		.05
Net realized and unrealized gain on investment transactions	1.44		5.33		6.03		11.68		4.35
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	1.41		5.35		6.05		11.64		4.40

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	(.03)		(.09)
Distributions from net realized gain on investment transactions	(5.69)		(4.68)		–0	–	–0	–	–0	–

Total dividends and distributions	(5.69)		(4.68)		–0	–	(.03)		(.09)

Net asset value, end of period	$45.22		$49.50		$48.83		$42.78		$31.17

Total Return
Total investment return based on net asset value (d)*	2.63	%†	11.11%		14.14%		37.35%		16.39%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$178,136		$191,568		$189,620		$190,488		$160,226
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%		.82%		.83%		.85%		.86%
Expenses, before waivers/reimbursements	.85%		.82%		.83%		.85%		.86%
Net investment income (loss)	(.07	)%(b)†	.04%		.04%		(.11)%		.18%
Portfolio turnover rate	59%		65%		65%		60%		94%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2016	2015	2014	2013	2012
Net asset value, beginning of period	$47.77	$47.38	$41.62	$30.38	$26.17

Income From Investment Operations
Net investment loss (a)	(.14	)(b)†	(.10)	(.09)	(.13)	(.02)
Net realized and unrealized gain on investment transactions	1.38	5.17	5.85	11.37	4.24
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	–0	–

Net increase in net asset value from operations	1.24	5.07	5.76	11.24	4.22

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	–0	–	–0	–	(.01)
Distributions from net realized gain on investment transactions	(5.69)	(4.68)	–0	–	–0	–	–0–

Total dividends and distributions	(5.69)	(4.68)	–0	–	–0	–	(.01)

Net asset value, end of period	$43.32	$47.77	$47.38	$41.62	$30.38

Total Return
Total investment return based on net asset value (d)*	2.36	%†	10.86%	13.84%	37.00%	16.12%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$202,903	$267,171	$237,452	$230,350	$190,896
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.07%	1.08%	1.10%	1.11%
Expenses, before waivers/reimbursements	1.10%	1.07%	1.08%	1.10%	1.11%
Net investment loss	(.32	)%(b)†	(.21)%	(.21)%	(.36)%	(.07)%
Portfolio turnover rate	59%	65%	65%	60%	94%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.005	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012 by 0.01%, 0.09%, 0.02%, 0.10% and 0.95%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Large Cap Growth Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Large Cap Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

20

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1)
Garry L. Moody(1)
Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Vincent C. DuPont(2) , Vice President John H. Fogarty(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Messrs. Caruso, DuPont and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

21

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

22

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

23

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Vincent C. DuPont 54	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2012.

John H. Fogarty 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

27

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

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AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

29

VPS-LCG-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

MULTI-MANAGER ALTERNATIVE
STRATEGIES PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Multi-Manager Alternative Strategies Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term capital appreciation. The Portfolio seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, AllianceBernstein L.P. (the “Adviser”) will allocate the Portfolio’s assets among other investment companies following alternative investment strategies, including AB Multi-Manager Alternative Strategies Fund (“MMASF”), AB Long/Short Multi-Manager Fund (“LSMM”) and funds managed by unaffiliated third parties (collectively, the “Underlying Funds”). Because the Portfolio invests in Underlying Funds, it is considered a “fund of funds.” The Adviser may in the future allocate the Portfolio’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies. MMASF and LSMM currently allocate their assets among Sub-Advisers based on the Adviser’s assessment of those Sub-Advisers.

The Adviser allocates the Portfolio’s assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser seeks to gain exposure across various Strategies, but may focus the Portfolio’s investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. References to Underlying Funds’ investments include investments by Sub-Advisers that may be selected by the Adviser in the future to manage a portion of the Portfolio’s assets.

Strategies

• Long/Short Equity: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or overpriced by the market in relation to their potential value. An Underlying Fund or Sub-Adviser generally will seek to buy certain securities in the expectation that they will increase in value and sell other securities short in the expectation that they will decrease in value. An Underlying Fund may specialize in a geographic area, industry, or market capitalization. Many long/short equity strategies hedge portfolios through the use of short sales and/or the use of index options and futures contracts and other derivative products. The Adviser anticipates that long/short equity strategies will frequently represent a larger portion of the Portfolio’s assets than any other strategy discussed below.

• Special Situations: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. An Underlying Fund employing a special situations strategy will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. An Underlying Fund employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Portfolio’s assets are expected to be allocated among Underlying Funds that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Underlying Funds employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument.

• Credit: An Underlying Fund that employs credit strategies generally invests in a variety of fixed-income and other securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high-yield securities. These investments may include various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

• Global Macro: Global macro strategies aim to identify and exploit imbalances in global economies and asset classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. An Underlying Fund using a global

1

MULTI-MANAGER ALTERNATIVE
STRATEGIES PORTFOLIO
(continued)	AB Variable Products Series Fund

macro strategy generally may invest in all major markets—equities, bonds, currencies and commodities—though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales and derivative instruments. Some Underlying Funds using a global macro approach will base their investments on fundamental evaluation of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic macro approach).

The Adviser may determine to allocate the Portfolio’s assets to all or a subset of the Strategies described above at any one time (indirectly through Underlying Funds), and may change those allocations from time to time in its sole discretion and without prior notice to contract holders. In the future, the Adviser may also determine to allocate the Portfolio’s assets to Underlying Funds employing the Strategies and other strategies not described herein, including, but not limited to, emerging-markets, currency, quantitative and real estate related assets strategies.

The Adviser identifies potential Underlying Funds through a variety of sources. The selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to an Underlying Fund, the Adviser will first conduct an evaluation of the Underlying Fund and its Strategy, investment adviser, and approach through analysis of, among other criteria, the prior investment returns of the Underlying Fund or similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Underlying Fund’s investment adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

The Underlying Funds’ principal investments may include: equity securities, including common and preferred stocks, convertible securities, rights and warrants and depositary receipts; fixed-income and/or floating-rate securities, including debt issued by corporations, debt issued by governments (including the US and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment-grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness; mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced securities, and custodial receipts; currencies; and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

The Underlying Funds’ investments may be publicly traded or privately issued or negotiated. The Underlying Funds’ investments may include securities of US and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the US dollar. The Underlying Funds may also invest in shares of companies through initial public offerings.

The Underlying Funds may use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter an Underlying Fund’s exposure. For example, a long/short strategy may involve use of various types of derivatives to take both a long and short position in securities or market segments. An Underlying Fund may use derivatives to effectively leverage the Underlying Fund by creating aggregate exposure substantially in excess of the Underlying Fund’s net assets. The Underlying Funds may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes.

The Portfolio is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended, does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

INVESTMENT RESULTS

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the Bank of America (“BofA”) Merrill Lynch 3-Month US Treasury Bill (“T-Bill”) Index, for the one-year period ended December 31, 2016, and since the Portfolio’s inception on December 16, 2015. Also included in the table is the performance of the HFRX Global Hedge Fund Index, as a comparison to other hedge funds.

All share classes of the Portfolio outperformed the benchmark, and underperformed the HFRX Global Hedge Fund Index during the annual period; performance across Strategies and Sub-Advisers was mixed.

There was wide dispersion across Long/Short Equity Sub-Adviser performance in 2016. Broadly, the most challenged Sub-Advisers were those with short-only strategies or low net exposures, as equity markets had a strong year of performance. Equity index shorts were primary detractors for many Long/Short Equity Sub-Advisers. High-yield credit was also a strong performing asset class in 2016 and managers with long exposure to high-yield were able to benefit from this. Additionally, the Portfolio’s

2

AB Variable Products Series Fund

Event Driven Sub-Advisers were able to find successful investment opportunities throughout the annual period, contributing to performance. The Fund’s Global Macro exposure detracted from performance in 2016. Ending Strategy allocations as of December 31, 2016 were 57% Long/Short Equity, 25% Event Driven, 15% Credit and 3% Global Macro.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

The annual period was volatile for markets, beginning with a large equity-market sell-off that coincided with plummeting oil prices. Equity markets hit their bottom in mid-February, only to bounce back rather quickly. Equity managers who did not participate in the market rebound underperformed significantly. Central bank policy announcements and national votes were strong drivers of the markets during this period and managers had to navigate this macro-driven environment accordingly.

Towards the end of 2016, the results of the US election buoyed US equity markets. Managers with long equity exposure and exposure to those sectors that benefitted the most from these results, such as financials and biotech, performed well. On the other hand, bond markets declined post-election due to an expectation for higher rates and inflation in the US. This expectation was met in December when the US Federal Reserve voted to raise interest rates by 0.25%. The Portfolio maintained investments in a diverse set of alternative Strategies throughout the year.

3

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The BofA Merrill Lynch 3-Month US T-Bill Index and the HFRX Global Hedge Fund Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio (although the HFRX Global Hedge Fund Index reflects the fees and expenses of its hedge fund constituents). The BofA ML US 3-Month T-Bill Index measures the performance of US Treasury securities maturing in 90 days. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted, based on the distribution of assets in the hedge fund industry. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation and Management Risk: The Adviser will invest the assets of the Portfolio primarily by allocating Portfolio assets to the Underlying Funds. The success of the Portfolio depends, in part, upon the ability of the Underlying Funds to develop and implement Strategies to achieve the Portfolio’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Underlying Funds may cause the Portfolio to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Portfolio’s investment program depends primarily on the trading and investing skills of the investment advisers to Underlying Funds rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Underlying Funds that, in the aggregate, are able to produce consistently positive returns for the Portfolio, the performance of the Portfolio may be impaired.

Some investment advisers to Underlying Funds have little experience managing registered investment companies, which, unlike the private investment funds these investment advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Portfolio’s investment program by the Adviser, each investment adviser to an Underlying Fund is responsible, with respect to the Underlying Fund, for compliance with the Underlying Fund’s investment strategies and applicable law.

Strategies implemented by the Underlying Funds may fail to produce the intended results. The success of a particular Underlying Fund is dependent on the expertise of its portfolio managers. Certain investment advisers to Underlying Funds may have only one or a limited number of key individuals responsible for managing the Portfolio’s assets. The loss of one or more key individuals from an investment adviser could have a materially adverse effect on the performance of the Underlying Fund.

Counterparty Risk: The Portfolio is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Portfolio to trade in any variety of markets or asset classes. If the Portfolio is unable to establish or maintain such relationships, such inability may limit the Portfolio’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses. Some of the markets in which the Portfolio may effect transactions are not “exchange-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Portfolio to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Portfolio has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Portfolio’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Portfolio’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk: The Portfolio may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Portfolio’s positions. However, hedging transactions will typically limit the opportunity for

(Disclosures, Risks and Note about Historical Performance continued on next page)

4

AB Variable Products Series Fund

gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Portfolio generally is not required to enter into hedging transactions and may choose not to do so.

Short Sales Risk: The Portfolio may engage in short-selling, which involves the sale of a security that the Portfolio does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Portfolio must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Portfolio may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk: The Portfolio will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Portfolio’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of investment advisers to Underlying Funds being employed. The allocation of Portfolio assets to Underlying Funds in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk: Certain Underlying Funds may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk: Special situations investing requires an investment adviser to an Underlying Fund to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk: The Portfolio may invest in debt or other fixed-income securities of US and non-US issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Portfolio may invest to a substantial degree in debt securities rated below investment-grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments Risk: The Portfolio may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk: The Portfolio may enter into options, futures contracts, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Small Capitalization and Recently Organized Companies Risk: Portfolio assets may be exposed, long and short, to securities of small-capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information

(Disclosures, Risks and Note about Historical Performance continued on next page)

5

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

concerning such companies than for larger, more established businesses. The equity securities of small-capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-US Investments Risk: The Portfolio may invest in securities of non-US companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio’s investment opportunities. The economies of non-US countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-US countries generally are not equivalent to US standards and, consequently, less information may be available to investors in companies located in non-US countries than is available to investors in companies located in the United States.

Currency Risk: The Portfolio may invest a portion of its assets in instruments denominated in currencies other than the US dollar, the prices of which are determined with reference to currencies other than the US dollar. The Portfolio, however, generally values its securities and other assets in US dollars. To the extent unhedged, the value of the Portfolio’s assets will fluctuate with currency exchange rates as well as with the price changes of the Portfolio’s investments. Thus, an increase in the value of the US dollar compared to the other currencies in which the Portfolio makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio’s securities in their local markets. The Portfolio may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets Risk: Investment in emerging-market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging-market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk: The Portfolio may make certain investments in securities that an investment adviser to an Underlying Fund believes to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the investment adviser.

Quantitative Investment Risk: Certain investment advisers to Underlying Funds may attempt to execute strategies for an Underlying Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an investment adviser’s use of quantitative models will result in effective investment decisions for an Underlying Fund. The success of an investment adviser’s quantitative investment models is heavily dependent on the mathematical models used by the investment adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Commodities-Related Investments Risk: To the extent the Portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the Portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6

AB Variable Products Series Fund

Multi-Manager Risk: The multi-manager strategy employed by the Portfolio involves special risks, which include:

•

Offsetting positions. Investment advisers to Underlying Funds may make investment decisions that conflict with each other; for example, at any particular time, one investment adviser may be purchasing shares of an issuer whose shares are being sold by another investment adviser. Consequently, the Portfolio could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk. Investment advisers to Underlying Funds may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Portfolio’s Board of Directors (the “Board”) or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. An investment adviser to an Underlying Fund (or the licensor of the strategies used by the investment adviser) may make certain changes to the strategies the investment adviser has previously used, may not use such strategies at all (or the investment adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Portfolio.

Non-Diversification Risk: The Portfolio is a “non-diversified” investment company, which means that the Portfolio may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Portfolio because the performance of each security in which the Portfolio invests has a greater impact on the Portfolio’s performance. To the extent that the Portfolio invests a relatively high percentage of its assets in securities of a limited number of companies, the Portfolio may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make the Portfolio more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Real Estate Related Securities Risk: The Portfolio may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in real estate investment trusts, or REITs, involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk: As with other investments, investments in Underlying Funds, including exchange-traded funds, are subject to market and selection risk. In addition, when the Portfolio acquires shares of Underlying Funds, Contractholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the Underlying Funds.

(Disclosures, Risks and Note about Historical Performance continued on next page)

7

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end. The Portfolio has been in operation only for a short period of time, and therefore has a limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

8

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	Since Inception*
Multi-Manager Alternative Strategies Portfolio Class A	1.86%	1.40%
Multi-Manager Alternative Strategies Portfolio Class B	1.65%	1.10%
BofA Merrill Lynch 3-Month US T-Bill Index	0.33%	0.34%
HFRX Global Hedge Fund Index	2.50%	2.43%
* Inception date: 12/16/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 3.90% and 4.15% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs to 2.15% and 2.40% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before December 16, 2017 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Advisor may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the expense limitation. In addition, through May 1, 2017 and to the extent not effectively implemented as a result of the expense limitation, the Adviser has contractually agreed to waive its management fee and/or bear Portfolio expenses in an amount equal to the Portfolio’s share of all fees and expenses of any AB mutual funds in which the Portfolio invests, and to waive its management fee so that the effective management fee payable with respect to Portfolio assets invested in Acquired Funds that are not AB mutual funds is 0.20%. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/16/15* TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Multi-Manager Alternative Strategies Portfolio Class A shares (from 12/16/15* to 12/31/16) as compared to the performance of the primary benchmark, and the HRFX Global Hedge Fund Index. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/16/2015.

See Disclosures, Risks and Note about Historical Performance on pages 4-8.

9

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,025.80	$2.04	0.40%	$13.90	2.73%
Hypothetical (5% annual return before expenses)	$1,000	$1,023.13	$2.03	0.40%	$13.80	2.73%

Class B
Actual	$1,000	$1,023.80	$3.31	0.65%	$15.16	2.98%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.87	$3.30	0.65%	$15.06	2.98%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
STRATEGY BREAKDOWN*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

STRATEGY	WEIGHTING
Long/Short Equity	56.8%
Special Situations	24.8%
Relative Value/Credit	14.9%
Global Macro	3.0%
Cash	0.5%

*	All data are as of December 31, 2016. The Portfolio’s strategy breakdown is expressed as a percentage of total net assets and may vary over time.

11

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–100.4%
FUNDS AND INVESTMENT TRUSTS–100.4%(a)
AB Long/Short Multi-Manager Portfolio–Class Z	14,897	$149,569
AB Multi-Manager Alternative Strategies Fund–Class Z	50,888	504,296
AQR Long-Short Equity Fund–Class R6	4,210	55,113
DoubleLine Total Return Bond Fund–Class I	9,596	101,911
Gotham Absolute Return Fund–Institutional Class(b)	8,032	106,739
Kellner Merger Fund–Institutional Class	9,679	100,662

TOTAL INVESTMENTS–100.4% (cost $1,018,321)		1,018,290
Other assets less liabilities–(0.4)%		(3,730)

NET ASSETS–100.0%		$1,014,560

(a)	To obtain a copy of the Underlying Portfolios’ shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Non-income producing security.

See notes to financial statements.

12

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $359,540)	$364,425
Affiliated issuers (cost $658,781)	653,865
Cash	139
Receivable due from Adviser	89,103
Dividends and interest receivable	332

Total assets	1,107,864

LIABILITIES
Custody fee payable	29,834
Audit and tax fee payable	28,887
Legal fee payable	13,667
Printing fee payable	5,828
Transfer Agent fee payable	188
Distribution fee payable	26
Accrued expenses	14,874

Total liabilities	93,304

NET ASSETS	$1,014,560

COMPOSITION OF NET ASSETS
Capital stock, at par	$101
Additional paid-in capital	1,005,591
Undistributed net investment income	7,751
Accumulated net realized gain on investment transactions	1,148
Net unrealized depreciation on investments	(31)

$1,014,560

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,004,441	99,645	$10.08
B	$10,119	1,006.43	$10.05

See notes to financial statements.

13

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Income distributions from unaffiliated Underlying Portfolios	$5,384
Income distributions from affiliated Underlying Portfolios	5,572

10,956

EXPENSES
Advisory fee (see Note B)	18,884
Distribution fee—Class B	25
Transfer agency—Class A	1,022
Transfer agency—Class B	10
Custodian	89,517
Amortization of offering expenses	55,698
Legal	28,917
Audit and tax	28,910
Directors’ fees	24,565
Printing	12,129
Miscellaneous	14,877

Total expenses	274,554
Less: expenses waived and reimbursed by the Adviser (see Note B)	(270,653)

Net expenses	3,901

Net investment income	7,055

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain distributions from:
Affiliated Underlying Portfolios	817
Unaffiliated Underlying Portfolios	450
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	926
Unaffiliated Underlying Portfolios	9,754

Net gain on investment transactions	11,947

NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,002

See notes to financial statements.

14

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	December 16, 2015(a) to December 31, 2015
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$7,055	$4,738
Net realized gain distributions from affiliated Underlying Portfolios	817	129
Net realized gain distributions from unaffiliated Underlying Portfolios	450	1,402
Net change in unrealized appreciation/depreciation of affiliated Underlying Portfolios	926	(5,842)
Net change in unrealized appreciation/depreciation of unaffiliated Underlying Portfolios	9,754	(4,869)

Net increase (decrease) in net assets from operations	19,002	(4,442)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(4,802)	–0	–
Class B	(47)	–0	–
Net realized gain on investment transactions
Class A	(1,633)	–0	–
Class B	(17)	–0	–
CAPITAL STOCK TRANSACTIONS
Net increase	6,499	1,000,000

Total increase	19,002	995,558
NET ASSETS
Beginning of period	995,558	–0	–

End of period (including undistributed net investment income of $7,751 and $4,754, respectively)	$1,014,560	$995,558

(a)	Commencement of operations.

See notes to financial statements.

15

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Multi-Manager Alternative Strategies Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). AB Multi-Manager Alternative Strategies Portfolio commenced operations on December 16, 2015. The Portfolio’s investment objective is long-term growth of capital. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. As of December 31, 2016 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of each class of shares of the Portfolio. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share. The Portfolio invests primarily in a combination of portfolios managed by the Adviser and by certain unaffiliated third parties (the “Underlying Portfolios”).

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

16

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1	Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$1,018,290	$–0	–	$–0	–	$1,018,290

Total(a)	$1,018,290	$–0	–	$–0	–	$1,018,290

(a)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s

17

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax year) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance

18

AB Variable Products Series Fund

with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $59,232 were deferred and amortized on a straight line basis over a one year period starting from December 16, 2015 (commencement of operations).

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 1.90% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 2.15% and 2.40% of daily average net assets for Class A and Class B, respectively. Any fees waived and expenses borne by the Adviser through December 15, 2016 are subject to repayment by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $34,974 for the fiscal period ended December 31, 2015 and $277,835 for the year ended December 31, 2016, respectively. In any case, no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentages set forth in the preceding sentence. For the year ended December 31, 2016, the reimbursements/waivers amounted to $251,857. The Expense Caps may not be terminated by the Adviser before December 16, 2017.

The Portfolio may invest in AB mutual funds managed by the Adviser. In addition to the Expense Caps and to the extent not effectively implemented as a result of the Expense Caps, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through May 1, 2017 in an amount equal to the Portfolio’s share of all fees and expenses of any AB mutual funds in which the Portfolio invests, and to waive its management fees so that the effective management fee payable with respect to Portfolio assets invested in mutual funds that are not advised by the Adviser is 0.20% of daily average net assets. For the year ended December 31, 2016, such waiver amounted to $18,796.

A summary of the Portfolio’s in AB mutual funds for the year ended December 31, 2016 is as follows:

AB Multi-Manager Alternative Strategies Fund
						Distributions
Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/16 (000)	Income (000)	Realized Gains (000)
$497	$5	$0	$0	$2	$504	$5	$0

AB Long/Short Multi-Manager Fund
						Distributions
Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 12/31/16 (000)	Income (000)	Realized Gains (000)
$149	$2	$0	$0	$(1)	$150	$1	$1

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,032 for the year ended December 31, 2016.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

19

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$12,241		$–0	–
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,018,321

Gross unrealized appreciation	6,726
Gross unrealized depreciation	(6,757)

Net unrealized depreciation	$(31)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2016.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

20

AB Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Year Ended December 31, 2016		December 16, 2015(a) to December 31, 2015		Year Ended December 31, 2016		December 16, 2015(a) to December 31, 2015
Class A
Shares sold	–0	–	99,000		$–0	–	$990,000
Shares issued in reinvestment of dividends and distributions	645		–0	–	6,435		–0	–

Net increase	645		99,000		$6,435		$990,000

Class B
Shares sold	–0	–	1,000		$–0	–	$10,000
Shares issued in reinvestment of dividends and distributions	6		–0	–	64		–0	–

Net increase	6		1,000		$64		$10,000

(a)	Commencement of operations.

NOTE F: Risks Involved in Investing in the Portfolio

Allocation and Management Risk—The Adviser will invest the assets of the Portfolio primarily by allocating Portfolio assets to the Underlying Funds. The success of the Portfolio depends, in part, upon the ability of the Underlying Funds to develop and implement Strategies to achieve the Portfolio’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Underlying Funds may cause the Portfolio to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Portfolio’s investment program depends primarily on the trading and investing skills of the investment advisers to Underlying Funds rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Underlying Funds that, in the aggregate, are able to produce consistently positive returns for the Portfolio, the performance of the Portfolio may be impaired.

Some to Underlying Portfolios have little experience managing registered investment companies, which, unlike the private investment funds these investment advisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Portfolio’s investment program by the Adviser, each investment adviser to an Underlying Fund is responsible, with respect to the Underlying Fund, for compliance with the Underlying Fund’s investment strategies and applicable law.

Strategies implemented by the Underlying Funds may fail to produce the intended results. The success of a particular Underlying Fund is dependent on the expertise of its portfolio managers. Certain investment advisers to Underlying Funds may have only one or a limited number of key individuals responsible for managing the Portfolio’s assets. The loss of one or more key individuals from an investment adviser could have a materially adverse effect on the performance of the Underlying Fund.

Counterparty Risk—The Portfolio is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Portfolio to trade in any variety of markets or asset classes. If the Portfolio is unable to establish or maintain such relationships, such inability may limit the Portfolio’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Portfolio may effect transactions are not “exchange-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Portfolio to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Portfolio has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Portfolio’s

21

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Portfolio’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions Risk—The Portfolio may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Portfolio’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Portfolio generally is not required to enter into hedging transactions and may choose not to do so.

Short Sales Risk—The Portfolio may engage in short-selling, which involves the sale of a security that the Portfolio does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Portfolio must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Portfolio may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Volatility Risk—The Portfolio will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Portfolio’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of investment advisers to Underlying Portfolios being employed. The allocation of Portfolio assets to Underlying Funds in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover Risk—Certain Underlying Funds may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Special Situations Investment Risk—Special situations investing requires an investment adviser to an Underlying Fund to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities Risk—The Portfolio may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Portfolio may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments Risk—The Portfolio may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

Derivative Instruments Risk—The Portfolio may enter into options, futures contracts, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

22

AB Variable Products Series Fund

Small Capitalization and Recently Organized Companies Risk—Portfolio assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

Non-U.S. Investments Risk—The Portfolio may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency Risk—The Portfolio may invest a portion of its assets in instruments denominated in currencies other than the U.S. Dollar, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Portfolio, however, generally values its securities and other assets in U.S. Dollars. To the extent unhedged, the value of the Portfolio’s assets will fluctuate with currency exchange rates as well as with the price changes of the Portfolio’s investments. Thus, an increase in the value of the U.S. Dollar compared to the other currencies in which the Portfolio makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio’s securities in their local markets. The Portfolio may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets Risk—Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities Risk—The Portfolio may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

Quantitative Investment Risk—Certain investment advisers to Underlying Funds may attempt to execute strategies for an Underlying Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that an investment adviser’s use of quantitative models will result in effective investment decisions for an Underlying Fund. The success of an investment adviser’s quantitative investment models is heavily dependent on the mathematical models used by the investment adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Commodities-Related Investments Risk—To the extent the Portfolio invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the Portfolio will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

23

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Multi-Manager Risk—The multi-manager strategy employed by the Portfolio involves special risks, which include:

•

Offsetting positions. Investment advisers to Underlying Funds may make investment decisions that conflict with each other; for example, at any particular time, one investment adviser may be purchasing shares of an issuer whose shares are being sold by another investment adviser. Consequently, the Portfolio could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk. Investment advisers to Underlying Funds may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Portfolio’s Board of Directors (the “Board”) or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. An investment adviser to an Underlying Fund (or the licensor of the strategies used by the investment adviser) may make certain changes to the strategies the investment adviser has previously used, may not use such strategies at all (or the investment adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Portfolio.

Non-Diversification Risk—The Portfolio is a “non-diversified” investment company, which means that the Portfolio may invest a larger portion of its assets in a small number of issuers than a diversified investment company. This increases the risks of investing in the Portfolio because the performance of each security in which the Portfolio invests has a greater impact on the Portfolio’s performance. To the extent that the Portfolio invests a relatively high percentage of its assets in securities of a limited number of companies, the Portfolio may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Mortgage-Related Securities Risk—In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Real Estate Risk Related Securities Risk—The Portfolio may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in real estate investment trusts, or REITs, involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk—As with other investments, investments in Underlying Funds, including exchange-traded funds, or ETFs, are subject to market and selection risk. In addition, when the Portfolio acquires shares of Underlying Funds, Contractholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the Underlying Funds.

24

AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

2016
Distributions paid from:
Ordinary income	$4,849
Long-term capital gains	1,650

Total taxable distributions	$6,499

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,751
Undistributed capital gains	1,148
Unrealized appreciation/(depreciation)	(31)

Total accumulated earnings/(deficit)	$8,868

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs resulted in a net increase in undistributed net investment income and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31, 2016	December 16, 2015(a) to December 31, 2015
Net asset value, beginning of period	$9.96	$10.00

Income From Investment Operations
Net investment income (b)(c)	.07	.05
Net realized and unrealized gain (loss) on investment transactions	.12	(.09)

Net increase (decrease) in net asset value from operations	.19	(.04)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	–0	–
Distributions from net realized gain on investment transactions	(.02)	–0	–

Total dividends and distributions	(.07)	–0	–

Net asset value, end of period	$10.08	$9.96

Total Return
Total investment return based on net asset value (d)	1.86%	(.40)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,005	$986
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.39%	.39	%^
Expenses, before waivers/reimbursements (e)	27.62%	85.71	%^
Net investment income (c)	.71%	11.56	%^
Portfolio turnover rate	0%	0%

See footnote summary on page 27.

26

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31, 2016	December 16, 2015(a) to December 31, 2015
Net asset value, beginning of period	$9.95	$10.00

Income From Investment Operations
Net investment income (b)(c)	.04	.05
Net realized and unrealized gain (loss) on investment transactions	.12	(.10)

Net increase (decrease) in net asset value from operations	.16	(.05)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	–0	–
Distributions from net realized gain on investment transactions	(.02)	–0	–

Total dividends and distributions	(.06)	–0	–

Net asset value, end of period	$10.05	$9.95

Total Return
Total investment return based on net asset value (d)	1.65%	(.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	.64%	.64	%^
Expenses, before waivers/reimbursements (e)	27.86%	85.78	%^
Net investment income (c)	.45%	11.32	%^
Portfolio turnover rate	0%	0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of the affiliated/unaffiliated Underlying Portfolios in which the Portfolio invests. For the year ended December 31, 2016 , and the period ended December 31, 2015 the estimated acquired fund fees (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs) of the affiliated/unaffiliated Underlying Portfolios in which the Portfolio invests were 1.76% and 1.76%, respectively, for the Portfolio.

^	Annualized.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Multi-Manager Alternative Strategies Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Multi-Manager Alternative Strategies Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period December 16, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Multi-Manager Alternative Strategies Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, and the results of its operations for the year the ended, and the changes in its net assets and financial highlights for the year then ended and the period December 16, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

28

MULTI-MANAGER
ALTERNATIVE STRATEGIES PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Carol C. McMullen(1)
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Marc H. Gamsin(2), Vice President Greg Outcalt(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

29

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

30

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

31

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

33

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Marc Gamsin 61	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Greg Outcalt 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

34

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB Multi-Manager Alternative Strategies Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 3-4, 2015.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. The directors considered both the investment advisory services and the other non-advisory services outlined with specificity in the Advisory Agreement that would be provided to the Portfolio by the Adviser. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors noted that the Advisory Agreement, unlike the advisory agreements for most of the other AB Funds, does not provide for reimbursement to the Adviser of the Adviser’s cost of providing administrative and accounting services for the Portfolio. These services will be covered by the advisory fee. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of

35

MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO
(continued)	AB Variable Products Series Fund

the Portfolio’s Class B shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AB Funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available from the Adviser. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $300 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $300 million, its proposed contractual advisory fee rate of 190 basis points was the same as the Lipper Expense Group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee was reasonable (although he noted that the directors might want to discuss with the Adviser the addition of breakpoints).

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $300 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation agreement between the Adviser and the Fund for an initial period to end one year after commencement of the Portfolio’s public offering. Under the proposed expense limitation agreement the Adviser would agree to waive its fees and/or reimburse expenses of the Portfolio to the extent that total expenses (not including the estimated expense ratio for acquired funds) exceed 1.54% for the Class A Shares. If the Portfolio’s uncapped expenses for the Class A Shares were to fall below 1.54%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed.

The anticipated expense ratio for the Portfolio reflected fee waivers and/or expense reimbursement as a result of the proposed expense limitation agreement. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors considered the Adviser’s proposal to invest the Portfolio’s assets initially in mutual funds, including AB Mutual Funds and mutual funds not advised by the Adviser (“External Funds”) until the Portfolio’s asset level was sufficiently high that the Portfolio could achieve sufficient diversification by investing directly. The Adviser proposed to enter into a supplemental agreement with the Portfolio to waive fees payable by, or reimburse expenses to, the Portfolio for a one-year period in an amount equal to the fees and expenses (investment advisory fees as well as other fees and expenses) indirectly borne by the Portfolio attributable to the Portfolio’s investment in any AB Mutual Fund in which the Portfolio invests, and to also waive 1.70% of its 1.90% advisory fee on Portfolio assets invested in External Funds. Following a recommendation of the Senior Officer, the directors discussed with the Adviser their concern that, after the one-year term of

36

AB Variable Products Series Fund

the expense limitation agreement and the supplemental agreement, the Portfolio would indirectly bear the advisory fees and non-advisory expenses of AB Mutual Funds in which it invests, and also lose the benefit of the Adviser’s waiver of all but .20% of its advisory fee in respect of assets invested in External Funds. In response to these concerns, the Adviser agreed to extend the expense limitation agreement for the Portfolio to a term of two years (from one year) and to make the Portfolio’s pro rata share of the fees and expenses of both AB Funds and External Funds in which the Portfolio invests (subject to specified exceptions) subject to the expense limitation agreement. The Adviser also agreed to discuss the potential extension of the supplemental agreement with the Board in advance of its expiration. The Adviser also discussed the appropriateness of the proposed benchmark for the Portfolio. In light of the foregoing, the directors were satisfied with the Adviser’s response and the proposed advisory fee arrangements for the Portfolio.

The directors noted that the Portfolio may invest in shares of external funds (non-AB Mutual Funds) in excess of the limits permitted under the Investment Company Act of 1940 pursuant to a Fund of Funds Order from the SEC. The directors concluded that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the external funds in which the Portfolio may in the future invest.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 2.15%, giving effect to the proposed expense limitation agreement, was the same as the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. They considered the information provided by the Adviser showing that the Portfolio’s proposed advisory fee of 190 basis points was lower than the Expense Group median; and that, of the six other funds in the Portfolio’s Expense Group, three had no breakpoints. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

37

VPS-MMAS-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	REAL ESTATE INVESTMENT PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio’s investment policies seek to emphasize investment in companies determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued relative to their peers. The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates and collateralized mortgage obligations. The Portfolio may also invest in short-term investment-grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (“FTSE NAREIT”) Equity REIT Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmark for the annual period. Sector selection detracted from relative returns, primarily because of underweights to the lodging and specialty sectors, which was only partially offset by an underweight to the health care sector. Stock selection contributed to returns, specifically in the residential and self-storage sectors, which was only partially offset by negative stock selection in the diversified sector.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Still-low interest rates and modest economic growth helped the US real estate market post a gain during the annual period. The FTSE NAREIT Equity REIT Index finished the period up 8.63%. The S&P 500 Index also posted a gain, rising 11.96% during the same period.

During the annual period, most segments of the US property market continued to be characterized by sound fundamentals. Overall, demand growth continued to outpace supply, which has gradually increased from depressed levels. In the industrial sector, growth in e-commerce retailing supported ongoing demand growth, which continued to outpace supply growth in most segments of the market. Fundamentals in the self-storage sector remained strong, though the pace of earnings

1

AB Variable Products Series Fund

growth slowed. Demand for space at high-quality retail malls and shopping centers remained healthy, though challenges faced by many retail operators posed a risk to future demand. In the residential sector, rent growth slowed from above-average levels. Moreover, supply continued to increase, especially in coastal markets. Finally, lodging demand has begun to recover from subdued levels. The Portfolio’s Senior Investment Management Team continues its search to find attractive opportunities across a range of sectors, focusing on attractively priced companies with improving fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

2

REAL ESTATE INVESTMENT PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The FTSE® NAREIT Equity REIT Index and the S&P® 500 Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

DISCLOSURES AND RISKS
(continued)	AB Variable Products Series Fund

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Real Estate Investment Portfolio Class A†	7.76%	11.45%	5.36%
Real Estate Investment Portfolio Class B†	7.38%	11.16%	5.10%
Benchmark: FTSE NAREIT Equity REIT Index	8.63%	11.98%	5.07%
S&P 500 Index	11.96%	14.66%	6.95%

*    Average annual returns.

†   Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.07% and 1.33% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

REAL ESTATE INVESTMENT PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Real Estate Investment Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark, the FTSE NAREIT Equity REIT Index and the broad market, as measured by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

REAL ESTATE INVESTMENT PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$946.30	$5.43	1.11%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.56	$5.63	1.11%

Class B
Actual	$1,000	$944.70	$6.65	1.36%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.30	$6.90	1.36%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS* December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
American Tower Corp.	$3,595,233	6.8%
Simon Property Group, Inc.	3,553,400	6.7
AvalonBay Communities, Inc.	2,205,517	4.2
Equinix, Inc.	2,134,810	4.0
Boston Properties, Inc.	2,114,236	4.0
Ventas, Inc.	1,920,615	3.6
Extra Space Storage, Inc.	1,651,391	3.1
National Retail Properties, Inc.	1,508,104	2.9
Prologis, Inc.	1,315,527	2.5
Sun Communities, Inc.	1,311,180	2.5

	$21,310,013	40.3%

INDUSTRY BREAKDOWN†

December 31, 2016 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Specialized REITs	$11,522,338	21.9%
Retail REITs	10,234,206	19.4
Residential REITs	8,415,401	16.0
Office REITs	6,454,477	12.3
Diversified REITs	4,968,937	9.4
Industrial REITs	3,648,552	6.9
Health Care REITs	3,416,405	6.5
Hotel & Resort REITs	2,337,247	4.4
Mortgage REITs	512,393	1.0
Movies & Entertainment	388,104	0.7
Hotels, Resorts & Cruise Lines	365,812	0.7
Short-Term Investments	443,547	0.8

Total Investments	$52,707,419	100.0%

*	Long-term investments.

†	The Portfolio’s industry breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

7

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

REAL ESTATE–96.4%
DIVERSIFIED REITS–9.4%
Armada Hoffler Properties, Inc.	58,000	$845,060
Empire State Realty Trust, Inc.–Class A	43,580	879,880
Gramercy Property Trust	112,513	1,032,869
Liberty Property Trust	21,700	857,150
Spirit Realty Capital, Inc.	75,460	819,496
Washington Real Estate Investment Trust	16,350	534,482

		4,968,937

HEALTH CARE REITS–6.5%
HCP, Inc.	12,170	361,692
Healthcare Realty Trust, Inc.	19,610	594,575
Ventas, Inc.	30,720	1,920,615
Welltower, Inc.	8,061	539,523

		3,416,405

HOTEL & RESORT REITS–4.4%
Apple Hospitality REIT, Inc.	36,040	720,079
DiamondRock Hospitality Co.	85,900	990,427
Summit Hotel Properties, Inc.	39,098	626,741

		2,337,247

INDUSTRIAL REITS–6.9%
DCT Industrial Trust, Inc.	16,760	802,469
Monmouth Real Estate Investment Corp.–Class A	41,740	636,118
Prologis, Inc.	24,920	1,315,527
Rexford Industrial Realty, Inc.	38,570	894,438

		3,648,552

OFFICE REITS–12.2%
Alexandria Real Estate Equities, Inc.	8,620	957,941
Boston Properties, Inc.	16,809	2,114,236
Brandywine Realty Trust	59,380	980,364
Columbia Property Trust, Inc.	24,440	527,904
Corporate Office Properties Trust	21,800	680,596
Parkway, Inc.(a)	24,930	554,692
Vornado Realty Trust	6,120	638,744

		6,454,477

RESIDENTIAL REITS–15.9%
Apartment Investment & Management Co.–Class A	23,530	1,069,439
AvalonBay Communities, Inc.	12,450	2,205,517
Education Realty Trust, Inc.	24,000	1,015,200
Equity Residential	4,520	290,907
Essex Property Trust, Inc.	2,400	558,000
Independence Realty Trust, Inc.	77,930	695,136
Mid-America Apartment Communities, Inc.	12,970	1,270,022
Sun Communities, Inc.	17,115	1,311,180

		8,415,401

RETAIL REITS–19.3%
Brixmor Property Group, Inc.	44,760	1,093,039
Federal Realty Investment Trust	8,450	1,200,830

Kite Realty Group Trust	3,229	$75,817
National Retail Properties, Inc.	34,120	1,508,104
Ramco-Gershenson Properties Trust	36,971	612,979
Realty Income Corp.	20,210	1,161,671
Simon Property Group, Inc.	20,000	3,553,400
Taubman Centers, Inc.	13,910	1,028,366

		10,234,206

SPECIALIZED REITS–21.8%
American Tower Corp.	34,020	3,595,233
Crown Castle International Corp.	8,640	749,693
Digital Realty Trust, Inc.	11,510	1,130,973
Equinix, Inc.	5,973	2,134,810
Extra Space Storage, Inc.	21,380	1,651,391
National Storage Affiliates Trust	53,702	1,185,203
Public Storage	4,810	1,075,035

		11,522,338

		50,997,563

DIVERSIFIED FINANCIALS–1.0%
MORTGAGE REITS–1.0%
Blackstone Mortgage Trust, Inc.–Class A	17,040	512,393

MEDIA–0.7%
MOVIES & ENTERTAINMENT–0.7%
Regal Entertainment Group–Class A	18,840	388,104

CONSUMER SERVICES–0.7%
HOTELS, RESORTS & CRUISE LINES–0.7%
Wyndham Worldwide Corp.	4,790	365,812

Total Common Stocks (cost $45,702,345)		52,263,872

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.8%
TIME DEPOSIT–0.8%
State Street Time Deposit 0.01%, 1/03/17 (cost $443,547)	$444	443,547

TOTAL INVESTMENTS–99.6% (cost $46,145,892)		52,707,419
Other assets less liabilities–0.4%		203,340

NET ASSETS–100.0%		$52,910,759

(a)	Non-income producing security.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $46,145,892)	$52,707,419
Foreign currencies, at value (cost $8,329)	7,272
Dividends and interest receivable	213,390
Receivable for capital stock sold	70,375
Receivable for investment securities sold	39,956
Due from custodian	9,402

Total assets	53,047,814

LIABILITIES
Audit and tax fee payable	54,070
Advisory fee payable	24,109
Printing fee payable	14,135
Administrative fee payable	13,055
Custody fee payable	10,202
Legal fee payable	8,601
Transfer Agent fee payable	5,267
Distribution fee payable	3,628
Payable for capital stock redeemed	529
Accrued expenses	3,459

Total liabilities	137,055

NET ASSETS	$52,910,759

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,730
Additional paid-in capital	42,666,079
Undistributed net investment income	1,094,446
Accumulated net realized gain on investment and foreign currency transactions	2,584,034
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	6,560,470

$52,910,759

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$35,293,899	3,829,962	$9.22
B	$17,616,860	1,900,176	$9.27

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $5,948)	$1,549,779
Affiliated issuers	803
Interest	64
Securities lending income	317
Other income(a)	9,402

1,560,365

EXPENSES
Advisory fee (see Note B)	290,228
Distribution fee—Class B	39,904
Transfer agency—Class A	8,174
Transfer agency—Class B	3,891
Custodian	68,232
Audit and tax	55,621
Administrative	49,399
Printing	36,324
Legal	32,035
Directors’ fees	24,560
Miscellaneous	4,788

Total expenses	613,156
Less: expenses waived and reimbursed by the Adviser (see Note E)	(207)

Net expenses	612,949

Net investment income	947,416

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,671,439
Foreign currency transactions	(591)
Net change in unrealized appreciation/depreciation of:
Investments	51,528
Foreign currency denominated assets and liabilities	(603)

Net gain on investment and foreign currency transactions	2,721,773

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,669,189

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$947,416	$942,030
Net realized gain on investment and foreign currency transactions	2,670,848	2,414,445
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	50,925	(3,144,022)

Net increase in net assets from operations	3,669,189	212,453
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(601,091)	(575,020)
Class B	(228,136)	(180,481)
Net realized gain on investment transactions
Class A	(1,722,127)	(3,107,964)
Class B	(751,170)	(1,148,829)
CAPITAL STOCK TRANSACTIONS
Net increase	2,686,208	3,353,548

Total increase (decrease)	3,052,873	(1,446,293)
NET ASSETS
Beginning of period	49,857,886	51,304,179

End of period (including undistributed net investment income of $1,094,446 and $1,037,099, respectively)	$52,910,759	$49,857,886

See notes to financial statements.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Real Estate Investment Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$52,263,872		$–0	–	$–0	–	$52,263,872
Short-Term Investments	–0	–	443,547		–0	–	443,547

Total Investments in Securities	52,263,872		443,547		–0	–	52,707,419
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$52,263,872		$443,547		$–0	–	$52,707,419

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,399.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $55,038, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$41,054,665		$40,380,222
U.S. government securities	–0	–	–0	–

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$46,214,207

Gross unrealized appreciation	$7,073,130
Gross unrealized depreciation	(579,918)

Net unrealized appreciation	$6,493,212

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2016.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of December 31, 2016, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $317, $452 and $351 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $207. A principal risk of lending portfolio securities is that the borrower may fail to return the

16

AB Variable Products Series Fund

loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$0	$9,911	$9,911	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 06/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$7,061	$7,061	$0

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	431,092	663,573	$4,165,931	$6,543,068
Shares issued in reinvestment of dividends and distributions	235,620	413,818	2,323,218	3,682,984
Shares redeemed	(798,588)	(916,859)	(7,520,220)	(8,725,134)

Net increase (decrease)	(131,876)	160,532	$(1,031,071)	$1,500,918

Class B
Shares sold	582,138	343,421	$5,543,108	$3,315,902
Shares issued in reinvestment of dividends and distributions	98,621	148,361	979,306	1,329,310
Shares redeemed	(300,705)	(294,532)	(2,805,135)	(2,792,582)

Net increase	380,054	197,250	$3,717,279	$1,852,630

At December 31, 2016, certain shareholders of the Portfolio owned 64% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may

17

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$1,278,264	$958,181
Net long-term capital gains	2,024,260	4,054,113

Total taxable distributions paid	$3,302,524	$5,012,294

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,399,982
Undistributed capital gains	2,346,814
Unrealized appreciation/(depreciation)	6,492,155	(a)

Total accumulated earnings/(deficit)	$10,238,951

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

18

AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of partnership investments resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.08		$10.00	$11.18	$12.25	$11.58

Income From Investment Operations
Net investment income (a)	.18	(b)†	.18	.14	.24	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.56		(.12)	2.39	.24	2.21

Net increase in net asset value from operations	.74		.06	2.53	.48	2.39

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.15)	(.37)	(.20)	(.15)
Distributions from net realized gain on investment transactions	(.45)		(.83)	(3.34)	(1.35)	(1.57)

Total dividends and distributions	(.60)		(.98)	(3.71)	(1.55)	(1.72)

Net asset value, end of period	$9.22		$9.08	$10.00	$11.18	$12.25

Total Return
Total investment return based on net asset value (c)	7.76	%†	.80%	25.35%	4.20%	21.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,294		$35,970	$38,003	$31,576	$70,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08%		1.07%	1.08%	.86%	.84%
Expenses, before waivers/reimbursements	1.08%		1.07%	1.08%	.86%	.84%
Net investment income	1.90	%(b)†	1.91%	1.26%	1.92%	1.49%
Portfolio turnover rate	77%		67%	67%	98%	110%

See footnote summary on page 21.

20

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.14		$10.05	$11.22	$12.28	$11.61

Income From Investment Operations
Net investment income (a)	.15	(b)†	.16	.11	.27	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.56		(.11)	2.40	.18	2.20

Net increase in net asset value from operations	.71		.05	2.51	.45	2.35

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.13)	(.34)	(.16)	(.11)
Distributions from net realized gain on investment transactions	(.45)		(.83)	(3.34)	(1.35)	(1.57)

Total dividends and distributions	(.58)		(.96)	(3.68)	(1.51)	(1.68)

Net asset value, end of period	$9.27		$9.14	$10.05	$11.22	$12.28

Total Return
Total investment return based on net asset value (c)	7.38	%†	.66%	24.96%	3.97%	20.83%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,617		$13,888	$13,301	$12,394	$13,568
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.34%		1.33%	1.33%	1.15%	1.10%
Expenses, before waivers/reimbursements	1.34%		1.33%	1.33%	1.15%	1.10%
Net investment income	1.56	%(b)†	1.67%	1.03%	2.13%	1.19%
Portfolio turnover rate	77%		67%	67%	98%	110%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Real Estate Investment Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Real Estate Investment Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

22

2016 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2016. For corporate shareholders, 5.79% of dividends paid qualify for the dividends received deduction.

23

REAL ESTATE
INVESTMENT PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Eric J. Franco(2), Vice President	Phyllis J. Clarke, Controller
Emilie D. Wrapp, Secretary	Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Ernst & Young LLP 5 Times Square New York, NY 10036

DISTRIBUTOR	LEGAL COUNSEL
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT
AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by its senior management team. Mr. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	106	None

25

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

27

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Eric J. Franco 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the adviser at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

28

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Real Estate Investment Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

29

REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

30

AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

31

VPS-REI-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmark for the annual period. Stock selection in the technology sector was the largest detractor, relative to the benchmark. Software as a group underperformed the broader market despite solid earnings releases in the most recent period as these higher-quality firms with stable business models became sources of funds. Semiconductors materially outperformed software stocks since semiconductors are more highly correlated with GDP growth; the Portfolio’s overweight in software therefore detracted. Security selection contributed in the consumer/commercial services sector, particularly in the consumer cyclicals and commercial services, and the health care sector, helped by the Portfolio’s positioning and holdings in the biopharmaceutical space.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite several pullbacks, equities advanced during 2016. Markets notched substantial gains, overcoming concerns regarding economic growth, terrorist attacks and the UK’s departure from the European Union. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. The year closed with the US Federal Reserve raising interest rates by 0.25% and investors weighing pro-growth promises from the incoming Trump administration—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes.

Value stocks, which led through much of 2016, were further propelled following the surprising result of the US election. While the Portfolio’s investment approach was rewarded during the October earnings season, this was entirely offset by the macro-driven post-election rally in which riskier, more cyclically oriented stocks dominated. Reflecting the Portfolio’s bottom-up investment process, the Senior Investment Management Team continues to find opportunities across most sectors, with a greater emphasis on companies that are less dependent on the short-term macro outlook.

1

SMALL CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Small Cap Growth Portfolio Class A†	6.46%	11.58%	8.10%
Small Cap Growth Portfolio Class B†	6.22%	11.30%	7.82%
Russell 2000 Growth Index	11.32%	13.74%	7.76%

*    Average annual returns.

†   Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2016, by 0.08%. Includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.03%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.31% and 1.56% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,102.20	$7.77	1.47%	$7.87	1.49%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.75	$7.46	1.47%	$7.56	1.49%

Class B
Actual	$1,000	$1,100.60	$9.08	1.72%	$9.19	1.74%
Hypothetical (5% annual return before expenses)	$1,000	$1,016.49	$8.72	1.72%	$8.82	1.74%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Microsemi Corp.	$655,735	1.8%
Aspen Technology, Inc.	653,590	1.7
Take-Two Interactive Software, Inc.	651,712	1.7
Bright Horizons Family Solutions, Inc.	645,934	1.7
Five Below, Inc.	613,586	1.6
Silicon Laboratories, Inc.	589,810	1.6
PolyOne Corp.	545,385	1.5
SVB Financial Group	542,789	1.5
Vail Resorts, Inc.	542,001	1.4
Dave & Buster’s Entertainment, Inc.	535,244	1.4

	$5,975,786	15.9%

SECTOR BREAKDOWN†

December 31, 2016 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$10,664,836	28.4%
Health Care	7,388,065	19.6
Consumer Discretionary	6,882,832	18.3
Industrials	6,228,768	16.6
Financials	2,661,968	7.1
Consumer Staples	1,065,123	2.8
Materials	1,036,517	2.8
Energy	1,029,871	2.7
Short-Term Investments	648,309	1.7

Total Investments	$37,606,289	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.6%

INFORMATION TECHNOLOGY–28.4%
COMMUNICATIONS EQUIPMENT–1.9%
Arista Networks, Inc.(a)	4,890	$473,205
Oclaro, Inc.(a)	27,286	244,210

		717,415

INTERNET SOFTWARE & SERVICES–6.7%
2U, Inc.(a)(b)	16,260	490,239
Cimpress NV(a)	4,946	453,103
CoStar Group, Inc.(a)	1,860	350,591
LogMeIn, Inc.(b)	5,220	503,991
Pandora Media, Inc.(a)(b)	18,046	235,320
Q2 Holdings, Inc.(a)	16,650	480,353

		2,513,597

IT SERVICES–0.7%
EPAM Systems, Inc.(a)	4,200	270,102

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.6%
Advanced Energy Industries, Inc.(a)	8,800	481,800
Cirrus Logic, Inc.(a)	5,040	284,962
Microsemi Corp.(a)	12,150	655,735
Monolithic Power Systems, Inc.	5,811	476,095
Silicon Laboratories, Inc.(a)	9,074	589,810

		2,488,402

SOFTWARE–12.5%
Aspen Technology, Inc.(a)	11,953	653,590
Blackbaud, Inc.	6,008	384,512
Ellie Mae, Inc.(a)	5,110	427,605
Guidewire Software, Inc.(a)	8,213	405,147
HubSpot, Inc.(a)	7,750	364,250
Paylocity Holding Corp.(a)(b)	12,453	373,715
Proofpoint, Inc.(a)(b)	6,980	493,137
RingCentral, Inc.–Class A(a)	25,930	534,158
Take-Two Interactive Software, Inc.(a)	13,222	651,712
Ultimate Software Group, Inc. (The)(a)	2,125	387,494

		4,675,320

		10,664,836

HEALTH CARE–19.7%
BIOTECHNOLOGY–7.3%
Adamas Pharmaceuticals, Inc.(a)(b)	10,475	177,027
Aimmune Therapeutics, Inc.(a)(b)	9,863	201,698
Alder Biopharmaceuticals, Inc.(a)	8,213	170,830
Amicus Therapeutics, Inc.(a)	23,249	115,548
ARIAD Pharmaceuticals, Inc.(a)	19,170	238,475
Audentes Therapeutics, Inc.(a)	7,569	138,286

DBV Technologies SA (Sponsored ADR)(a)	4,335	$152,289
Neurocrine Biosciences, Inc.(a)	4,060	157,122
Otonomy, Inc.(a)	8,866	140,969
Prothena Corp. PLC(a)(b)	4,560	224,306
Radius Health, Inc.(a)(b)	5,130	195,094
Sage Therapeutics, Inc.(a)	4,966	253,564
TESARO, Inc.(a)	2,468	331,897
Ultragenyx Pharmaceutical, Inc.(a)	3,663	257,546

		2,754,651

HEALTH CARE EQUIPMENT & SUPPLIES–6.7%
Align Technology, Inc.(a)	4,101	394,229
DexCom, Inc.(a)	4,791	286,023
Glaukos Corp.(a)	11,815	405,255
iRhythm Technologies, Inc.(a)(b)	1,379	41,370
Nevro Corp.(a)	6,709	487,476
Penumbra, Inc.(a)	7,008	447,110
Zeltiq Aesthetics, Inc.(a)	10,310	448,691

		2,510,154

HEALTH CARE PROVIDERS & SERVICES–2.0%
Acadia Healthcare Co., Inc.(a)(b)	3,013	99,730
Envision Healthcare Corp.(a)	5,846	369,994
Premier, Inc.–Class A(a)	9,006	273,422

		743,146

HEALTH CARE TECHNOLOGY–0.3%
Vocera Communications, Inc.(a)	5,310	98,182

LIFE SCIENCES TOOLS & SERVICES–1.0%
ICON PLC(a)	4,932	370,886

PHARMACEUTICALS–2.4%
Aerie Pharmaceuticals, Inc.(a)(b)	5,680	214,988
Akorn, Inc.(a)	13,917	303,808
GW Pharmaceuticals PLC (ADR)(a)	1,378	153,991
Medicines Co. (The)(a)(b)	7,020	238,259

		911,046

		7,388,065

CONSUMER DISCRETIONARY–18.4%
DISTRIBUTORS–1.3%
Pool Corp.	4,497	469,217

DIVERSIFIED CONSUMER SERVICES–1.7%
Bright Horizons Family Solutions, Inc.(a)	9,225	645,934

HOTELS, RESTAURANTS & LEISURE–6.6%
Buffalo Wild Wings, Inc.(a)	3,212	495,933
Dave & Buster’s Entertainment, Inc.(a)	9,507	535,244

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Planet Fitness, Inc.	24,738	$497,234
Texas Roadhouse, Inc.–Class A	8,670	418,241
Vail Resorts, Inc.	3,360	542,001

		2,488,653

HOUSEHOLD DURABLES–1.0%
Tempur Sealy International, Inc.(a)(b)	5,167	352,803

INTERNET & DIRECT MARKETING RETAIL–0.2%
Duluth Holdings, Inc.(a)(b)	2,954	75,032

MEDIA–2.4%
IMAX Corp.(a)	16,420	515,588
National CineMedia, Inc.	25,230	371,638

		887,226

MULTILINE RETAIL–1.1%
Ollie’s Bargain Outlet Holdings, Inc.(a)	14,742	419,410

SPECIALTY RETAIL–4.1%
Five Below, Inc.(a)	15,355	613,586
Lithia Motors, Inc.–Class A	5,100	493,833
Tile Shop Holdings, Inc.(a)	22,360	437,138

		1,544,557

		6,882,832

INDUSTRIALS–16.6%
AEROSPACE & DEFENSE–1.2%
Hexcel Corp.	9,104	468,310

COMMERCIAL SERVICES & SUPPLIES–1.3%
Advanced Disposal Services, Inc.(a)	8,213	182,493
Tetra Tech, Inc.	6,970	300,755

		483,248

CONSTRUCTION & ENGINEERING–1.1%
Dycom Industries, Inc.(a)	5,163	414,537

INDUSTRIAL CONGLOMERATES–1.4%
Carlisle Cos., Inc.	4,685	516,709

MACHINERY–8.5%
Astec Industries, Inc.	6,480	437,141
IDEX Corp.	5,512	496,411
John Bean Technologies Corp.	4,500	386,775
Lincoln Electric Holdings, Inc.	6,179	473,744
Middleby Corp. (The)(a)	3,656	470,929
Nordson Corp.	3,840	430,272
RBC Bearings, Inc.(a)	5,331	494,770

		3,190,042

ROAD & RAIL–1.2%
Genesee & Wyoming, Inc.–Class A(a)	6,344	440,337

TRADING COMPANIES & DISTRIBUTORS–1.9%
H&E Equipment Services, Inc.	19,724	$458,583
SiteOne Landscape Supply, Inc.(a)	7,400	257,002

		715,585

		6,228,768

FINANCIALS–7.1%
BANKS–5.2%
PrivateBancorp, Inc.	3,443	186,576
Signature Bank/New York NY(a)	2,434	365,587
Sterling Bancorp./DE	14,506	339,440
SVB Financial Group(a)	3,162	542,789
Western Alliance Bancorp(a)	10,942	532,985

		1,967,377

CAPITAL MARKETS–1.9%
Houlihan Lokey, Inc.	9,500	295,640
Stifel Financial Corp.(a)	7,987	398,951

		694,591

		2,661,968

CONSUMER STAPLES–2.8%
FOOD & STAPLES RETAILING–0.7%
Chefs’ Warehouse, Inc. (The)(a)	18,102	286,012

FOOD PRODUCTS–1.5%
AdvancePierre Foods Holdings, Inc.	8,371	249,288
Freshpet, Inc.(a)(b)	29,974	304,236

		553,524

PERSONAL PRODUCTS–0.6%
elf Beauty, Inc.(a)(b)	7,795	225,587

		1,065,123

MATERIALS–2.8%
CHEMICALS–1.5%
PolyOne Corp.	17,022	545,385

CONSTRUCTION MATERIALS–1.3%
Summit Materials, Inc.–Class A(a)	20,644	491,132

		1,036,517

ENERGY–2.8%
ENERGY EQUIPMENT & SERVICES–1.9%
Dril-Quip, Inc.(a)	497	29,845
Forum Energy Technologies, Inc.(a)	13,058	287,276
Oil States International, Inc.(a)	9,831	383,409

		700,530

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–0.9%
Matador Resources Co.(a)	12,785	$329,341

		1,029,871

Total Common Stocks (cost $30,476,820)		36,957,980

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.7%
TIME DEPOSIT–1.7%
State Street Bank & Trust Co. 0.01%, 1/03/17 (cost $648,309)	$648	648,309

Total Investments Before Security Lending Collateral for Securities Loaned–100.3% (cost $31,125,129)		37,606,289

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–6.2%
INVESTMENT COMPANIES–6.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(c)(d) (cost $2,325,881)	2,325,881	$2,325,881

TOTAL INVESTMENTS–106.5% (cost $33,451,010)		39,932,170
Other assets less liabilities–(6.5)%		(2,433,269)

NET ASSETS–100.0%		$37,498,901

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $31,125,129)	$37,606,289 (a)
Affiliated issuers (cost $2,325,881—investment of cash collateral for securities loaned)	2,325,881
Receivable for capital stock sold	60,005
Receivable for investment securities sold	30,081
Dividends and interest receivable	12,229
Due from custodian	11,487

Total assets	40,045,972

LIABILITIES
Payable for collateral received on securities loaned	2,325,881
Payable for investment securities purchased	77,086
Advisory fee payable	23,780
Administrative fee payable	13,055
Payable for capital stock redeemed	11,574
Transfer Agent fee payable	5,267
Distribution fee payable	3,211
Accrued expenses	87,217

Total liabilities	2,547,071

NET ASSETS	$37,498,901

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,977
Additional paid-in capital	33,331,045
Accumulated net investment loss	(345)
Accumulated net realized loss on investment transactions	(2,315,936)
Net unrealized appreciation on investments	6,481,160

$37,498,901

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$22,405,036	1,714,848	$13.07
B	$15,093,865	1,262,128	$11.96

(a)	Includes securities on loan with a value of $2,259,642 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$186,263
Affiliated issuers	14,708
Interest	76
Securities lending income	40,562
Other income(a)	11,487

253,096

EXPENSES
Advisory fee (see Note B)	289,879
Distribution fee—Class B	41,501
Transfer agency—Class A	7,078
Transfer agency—Class B	4,993
Custodian	89,415
Administrative	49,399
Audit and tax	41,467
Printing	32,943
Legal	31,830
Directors’ fees	24,561
Miscellaneous	4,936

Total expenses	618,002
Less: expenses waived and reimbursed by the Adviser (see Note E)	(3,038)

Net expenses	614,964

Net investment loss	(361,868)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(1,414,916)
Net change in unrealized appreciation/depreciation of investments	3,789,769

Net gain on investment transactions	2,374,853

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,012,985

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(361,868)	$(654,614)
Net realized gain (loss) on investment transactions	(1,414,916)	12,572,660
Net change in unrealized appreciation/depreciation of investments	3,789,769	(9,669,123)

Net increase in net assets from operations	2,012,985	2,248,923
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(6,611,826)	(4,652,679)
Class B	(5,758,210)	(4,645,523)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	2,965,494	(35,877,934)

Total decrease	(7,391,557)	(42,927,213)
NET ASSETS
Beginning of period	44,890,458	87,817,671

End of period (including accumulated net investment loss of ($345) and ($871), respectively)	$37,498,901	$44,890,458

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. Effective August 10, 2015, the Portfolio reopened to new investors.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

12

AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$36,957,980		$–0	–	$–0	–	$36,957,980
Short-Term Investments	–0	–	648,309		–0	–	648,309
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,325,881		–0	–	–0	–	2,325,881

Total Investments in Securities	39,283,861		648,309		–0	–	39,932,170
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$39,283,861		$648,309		$–0	–	$39,932,170

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

14

AB Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,399.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $40,716, of which $42 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$22,905,824		$32,816,106
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$34,625,689

Gross unrealized appreciation	$7,367,563
Gross unrealized depreciation	(2,061,082)

Net unrealized appreciation	$5,306,481

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2016.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $2,259,642 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $2,325,881. The cash collateral will be adjusted on the next business day to maintain the required

16

AB Variable Products Series Fund

collateral amount. The Portfolio earned securities lending income of $40,562, $9,203 and $5,505 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $3,038. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$6,123	$22,527	$28,650	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$27,396	$25,070	$2,326

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	72,529	109,537	$1,034,598	$2,314,166
Shares issued in reinvestment of distributions	523,917	250,009	6,611,826	4,652,679
Shares redeemed	(327,926)	(251,352)	(4,827,919)	(5,082,439)

Net increase	268,520	108,194	$2,818,505	$1,884,406

Class B
Shares sold	154,832	89,296	$2,038,448	$1,771,592
Shares issued in reinvestment of distributions	498,115	264,702	5,758,210	4,645,523
Shares redeemed	(608,767)	(2,124,812)	(7,649,669)	(44,179,455)

Net increase (decrease)	44,180	(1,770,814)	$146,989	$(37,762,340)

At December 31, 2016, certain shareholders of the Portfolio owned 83% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Net long-term capital gains	$12,370,036	$9,298,202

Total taxable distributions paid	$12,370,036	$9,298,202

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,141,599	)(a)
Unrealized appreciation/(depreciation)	5,306,481	(b)

Total accumulated earnings/(deficit)	$4,164,882

(a)	As of December 31, 2016, the fund had a net capital loss carryforward of $1,141,599.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of foreign passive investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio had a net short-term capital loss carryforward of $1,141,599 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss and tax treatment of foreign passive investment companies (PFICs) resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$17.31		$20.97	$23.47	$18.96	$17.09

Income From Investment Operations
Net investment loss (a)	(.12	)(b)†	(.19)	(.15)	(.21)	(.12)
Net realized and unrealized gain (loss) on investment transactions	1.05		.18	(.30)	8.30	2.69

Net increase (decrease) in net asset value from operations	.93		(.01)	(.45)	8.09	2.57

Less: Distributions
Distributions from net realized gain on investment transactions	(5.17)		(3.65)	(2.05)	(3.58)	(.70)

Net asset value, end of period	$13.07		$17.31	$20.97	$23.47	$18.96

Total Return
Total investment return based on net asset value (c)	6.46	%*†	(1.25)%*	(1.81)%*	45.66%*	15.02%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,405		$25,033	$28,055	$33,510	$27,479
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	1.48%		1.31%	1.11%	1.17%	1.18%
Expenses, before waivers/reimbursements (d)	1.49%		1.31%	1.11%	1.17%	1.18%
Net investment loss	(.83	)%(b)†	(.92)%	(.67)%	(.96)%	(.64)%
Portfolio turnover rate	60%		72%	84%	81%	105%

See footnote summary on page 20.

19

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$16.30		$20.00	$22.54	$18.36	$16.61

Income From Investment Operations
Net investment loss (a)	(.15	)(b)†	(.22)	(.19)	(.25)	(.16)
Net realized and unrealized gain (loss) on investment transactions	.98		.17	(.30)	8.01	2.61

Net increase (decrease) in net asset value from operations	.83		(.05)	(.49)	7.76	2.45

Less: Distributions
Distributions from net realized gain on investment transactions	(5.17)		(3.65)	(2.05)	(3.58)	(.70)

Net asset value, end of period	$11.96		$16.30	$20.00	$22.54	$18.36

Total Return
Total investment return based on net asset value (c)	6.22	%*†	(1.53)%*	(2.08)%*	45.33%*	14.73%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,094		$19,857	$59,763	$38,128	$26,450
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	1.73%		1.48%	1.34%	1.43%	1.43%
Expenses, before waivers/reimbursements (d)	1.74%		1.48%	1.34%	1.43%	1.43%
Net investment loss	(1.08	)%(b)†	(1.10)%	(.89)%	(1.21)%	(.89)%
Portfolio turnover rate	60%		72%	84%	81%	105%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The Portfolio’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to .01% for the Portfolio.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.08%, 0.02%, 0.01% and 0.23%, respectively.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	0.03%	0.03%

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Small Cap Growth Portfolio (the “Fund”) one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Small Cap Growth Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

21

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	106	None

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

N. Kumar Kirpalani 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Samantha S. Lau 44	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2012.

Wen-Tse Tseng 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abfunds.com, for a free prospectus or SAI.

26

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

27

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were

28

AB Variable Products Series Fund

lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

29

VPS-SCG-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-US companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the Russell 2500 Index, an index representing small/mid cap stocks, for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmark and outperformed the small/mid-cap index for the annual period. Stock selection in the materials, financials and energy sectors were the primary factors in the underperformance versus the benchmark. The Portfolio’s overweight position in the consumer discretionary sectors also detracted from returns. Stock selection in the industrials, technology and consumer discretionary sector and an underweight position in real estate contributed to returns.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite several pullbacks, global stocks advanced during the annual period. Markets notched substantial gains, overcoming concerns regarding economic growth, terrorist attacks and the UK’s departure from the European Union. Markets also welcomed news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. The year closed with the US Federal Reserve raising interest rates by 0.25% and investors weighing pro-growth promises from the incoming Trump administration including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes.

In 2016 investors embraced risk, with defensive stocks and sectors seen as bond proxies, such as real estate, underperforming the Russell 2500 Value Index by a wide margin. Energy and materials stocks were among the strongest performers, driven by a rising oil price. Financials did well after a strong fourth quarter, driven by positive sentiment from the US election result. In contrast, health care underperformed on concerns surrounding the election result’s implications for the industry. Lower-beta stocks also sold off sharply in the second half of the year after a strong first half.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it believes are undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep value discipline. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

1

SMALL/MID CAP VALUE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Small/Mid Cap Value Portfolio Class A	25.09%	16.18%	8.70%
Small/Mid Cap Value Portfolio Class B	24.79%	15.89%	8.45%
Primary Benchmark: Russell 2500 Value Index	25.20%	15.04%	6.94%
Russell 2500 Index	17.59%	14.54%	7.69%
* Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82% and 1.07% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in the Small/Mid Cap Value Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark, the Russell 2500 Value Index, and to the Russell 2500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL/MID CAP VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,186.40	$4.51	0.82%	$4.56	0.83%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.01	$4.17	0.82%	$4.22	0.83%

Class B
Actual	$1,000	$1,185.00	$5.88	1.07%	$5.93	1.08%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.76	$5.43	1.07%	$5.48	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+	The Portfolio’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Portfolio as an acquired fund fee and expense. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Synergy Resources Corp.	$12,097,641	1.8%
Zions Bancorporation	12,091,658	1.8
Huntington Bancshares, Inc./OH	11,901,569	1.7
Comerica, Inc.	11,011,344	1.6
Helmerich & Payne, Inc.	10,736,154	1.6
Anixter International, Inc.	10,594,856	1.5
Reinsurance Group of America, Inc.—Class A	10,267,728	1.5
American Financial Group, Inc./OH	10,212,227	1.5
CDW Corp./DE	9,870,013	1.4
Webster Financial Corp.	9,679,318	1.4

	$108,462,508	15.8%
SECTOR BREAKDOWN†

December 31, 2016 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$132,215,010	19.3%
Information Technology	128,570,988	18.7
Industrials	116,195,043	16.9
Consumer Discretionary	110,902,450	16.1
Energy	79,124,937	11.5
Health Care	36,831,270	5.4
Real Estate	22,536,237	3.3
Materials	18,514,783	2.7
Utilities	18,392,465	2.7
Consumer Staples	4,297,874	0.6
Short-Term Investments	19,376,872	2.8

Total Investments	$686,957,929	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.3%

FINANCIALS–19.3%
BANKS–11.0%
Associated Banc-Corp.	312,480	$7,718,256
Comerica, Inc.	161,670	11,011,344
Fulton Financial Corp.	407,060	7,652,728
Huntington Bancshares, Inc./OH	900,270	11,901,569
Synovus Financial Corp.	162,650	6,681,662
Texas Capital Bancshares, Inc.(a)	106,850	8,377,040
Webster Financial Corp.	178,322	9,679,318
Zions Bancorporation	280,940	12,091,658

		75,113,575

CONSUMER FINANCE–0.5%
OneMain Holdings, Inc.(a)	162,700	3,602,178

INSURANCE–6.4%
American Financial Group, Inc./OH	115,890	10,212,227
First American Financial Corp.	183,070	6,705,854
Hanover Insurance Group, Inc. (The)	47,040	4,281,110
Reinsurance Group of America, Inc.–Class A	81,600	10,267,728
Selective Insurance Group, Inc.	117,150	5,043,308
Validus Holdings Ltd.	135,712	7,465,517

		43,975,744

THRIFTS & MORTGAGE FINANCE–1.4%
Essent Group Ltd.(a)	294,208	9,523,513

		132,215,010

INFORMATION TECHNOLOGY–18.7%
COMMUNICATIONS EQUIPMENT–2.3%
Finisar Corp.(a)	260,210	7,876,556
Infinera Corp.(a)	421,500	3,578,535
NETGEAR, Inc.(a)	76,822	4,175,276

		15,630,367

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–6.6%
Anixter International, Inc.(a)	130,720	10,594,856
Avnet, Inc.	151,640	7,219,581
CDW Corp./DE	189,480	9,870,013
Keysight Technologies, Inc.(a)	204,030	7,461,377
VeriFone Systems, Inc.(a)	229,380	4,066,907
Vishay Intertechnology, Inc.	372,040	6,027,048

		45,239,782

IT SERVICES–3.6%
Amdocs Ltd.	145,990	8,503,918
Booz Allen Hamilton Holding Corp.	255,660	9,221,656
Genpact Ltd.(a)	285,800	6,956,372

		24,681,946

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.8%
Advanced Micro Devices, Inc.(a)	447,010	$5,069,093
Cypress Semiconductor Corp.	825,570	9,444,521
Integrated Device Technology, Inc.(a)	172,310	4,059,624
Qorvo, Inc.(a)	151,690	7,998,614

		26,571,852

SOFTWARE–1.1%
Verint Systems, Inc.(a)	209,300	7,377,825

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.3%
NCR Corp.(a)	223,600	9,069,216

		128,570,988

INDUSTRIALS–16.9%
AEROSPACE & DEFENSE–1.7%
B/E Aerospace, Inc.	65,810	3,961,104
Esterline Technologies Corp.(a)	84,020	7,494,584

		11,455,688

AIR FREIGHT & LOGISTICS–0.7%
Atlas Air Worldwide Holdings, Inc.(a)	86,120	4,491,158

AIRLINES–1.3%
SkyWest, Inc.	249,700	9,101,565

COMMERCIAL SERVICES & SUPPLIES–0.8%
ABM Industries, Inc.	135,060	5,515,850

CONSTRUCTION & ENGINEERING–4.6%
AECOM(a)	244,115	8,876,021
EMCOR Group, Inc.	70,930	5,019,007
Quanta Services, Inc.(a)	254,960	8,885,356
Tutor Perini Corp.(a)	316,220	8,854,160

		31,634,544

ELECTRICAL EQUIPMENT–2.4%
EnerSys	116,340	9,086,154
Regal Beloit Corp.	107,970	7,476,923

		16,563,077

MACHINERY–3.5%
ITT, Inc.	127,980	4,936,189
Oshkosh Corp.	142,400	9,200,464
SPX FLOW, Inc.(a)	218,290	6,998,377
Terex Corp.	100,214	3,159,747

		24,294,777

ROAD & RAIL–1.9%
Ryder System, Inc.	83,080	6,184,475
Werner Enterprises, Inc.	258,030	6,953,909

		13,138,384

		116,195,043

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–16.2%
AUTO COMPONENTS–3.4%
Dana, Inc.	489,000	$9,281,220
Lear Corp.	46,550	6,161,823
Tenneco, Inc.(a)	127,980	7,994,911

		23,437,954

DIVERSIFIED CONSUMER SERVICES–1.2%
Sotheby’s(a)	198,760	7,922,574

HOTELS, RESTAURANTS & LEISURE–2.4%
Bloomin’ Brands, Inc.	489,869	8,832,338
Brinker International, Inc.(b)	148,882	7,374,125

		16,206,463

HOUSEHOLD DURABLES–1.9%
CalAtlantic Group, Inc.	241,690	8,219,877
PulteGroup, Inc.	261,610	4,808,392

		13,028,269

MEDIA–2.3%
Regal Entertainment Group–Class A	405,360	8,350,416
Scholastic Corp.	150,930	7,167,666

		15,518,082

MULTILINE RETAIL–0.8%
Big Lots, Inc.	113,148	5,681,161

SPECIALTY RETAIL–3.6%
Burlington Stores, Inc.(a)	61,317	5,196,616
Caleres, Inc.	206,880	6,789,801
Children’s Place, Inc. (The)	56,162	5,669,554
Michaels Cos., Inc. (The)(a)	348,580	7,128,461

		24,784,432

TEXTILES, APPAREL & LUXURY GOODS–0.6%
Crocs, Inc.(a)	630,250	4,323,515

		110,902,450

ENERGY–11.5%
ENERGY EQUIPMENT & SERVICES–4.1%
Helmerich & Payne, Inc.	138,710	10,736,154
Oil States International, Inc.(a)	245,480	9,573,720
RPC, Inc.(b)	393,770	7,800,584

		28,110,458

OIL, GAS & CONSUMABLE FUELS–7.4%
Gulfport Energy Corp.(a)	253,450	5,484,658
Oasis Petroleum, Inc.(a)	433,420	6,561,979
QEP Resources, Inc.(a)	508,380	9,359,276
SM Energy Co.	249,860	8,615,173
Southwestern Energy Co.(a)	355,260	3,843,913
Synergy Resources Corp.(a)	1,357,760	12,097,641

Western Refining, Inc.	133,470	$5,051,839

		51,014,479

		79,124,937

HEALTH CARE–5.4%
HEALTH CARE PROVIDERS & SERVICES–3.5%
LifePoint Health, Inc.(a)	154,475	8,774,180
Molina Healthcare, Inc.(a)	146,880	7,969,709
WellCare Health Plans, Inc.(a)	52,310	7,170,655

		23,914,544

LIFE SCIENCES TOOLS & SERVICES–1.2%
ICON PLC(a)	111,800	8,407,360

PHARMACEUTICALS–0.7%
Horizon Pharma PLC(a)	278,700	4,509,366

		36,831,270

REAL ESTATE–3.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–3.3%
Education Realty Trust, Inc.	214,360	9,067,428
Empire State Realty Trust, Inc.–Class A	202,090	4,080,197
Gramercy Property Trust	996,894	9,151,487
Kite Realty Group Trust	10,099	237,125

		22,536,237

MATERIALS–2.7%
CHEMICALS–1.4%
Huntsman Corp.	257,040	4,904,323
Ingevity Corp.(a)	88,284	4,843,260

		9,747,583

CONTAINERS & PACKAGING–1.3%
Graphic Packaging Holding Co.	702,500	8,767,200

		18,514,783

UTILITIES–2.7%
ELECTRIC UTILITIES–2.1%
PNM Resources, Inc.	234,740	8,051,582
Portland General Electric Co.	145,200	6,291,516

		14,343,098

GAS UTILITIES–0.6%
Southwest Gas Corp.	52,850	4,049,367

		18,392,465

CONSUMER STAPLES–0.6%
FOOD PRODUCTS–0.6%
Ingredion, Inc.	34,394	4,297,874

Total Common Stocks (cost $525,245,509)		667,581,057

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–2.8%
TIME DEPOSIT–2.8%
State Street Time Deposit 0.01%, 1/03/17 (cost $19,376,872)	$19,377	$19,376,872

Total Investments Before Security Lending Collateral for Securities Loaned–100.1% (cost $544,622,381)		686,957,929

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.0%
INVESTMENT COMPANIES–2.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.37%(c)(d) (cost $13,941,411)	13,941,411	13,941,411

TOTAL INVESTMENTS–102.1% (cost $558,563,792)		700,899,340
Other assets less liabilities–(2.1)%		(14,280,610)

NET ASSETS–100.0%		$686,618,730

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $544,622,381)	$686,957,929	(a)
Affiliated issuers (cost $13,941,411—investment of cash collateral for securities loaned)	13,941,411
Receivable for capital stock sold	716,859
Dividends and interest receivable	637,560
Receivable for investment securities sold	616,318
Due from custodian	21,917

Total assets	702,891,994

LIABILITIES
Payable for collateral received on securities loaned	13,941,411
Payable for capital stock redeemed	1,175,932
Payable for investment securities purchased	475,114
Advisory fee payable	438,845
Distribution fee payable	97,403
Administrative fee payable	13,055
Transfer Agent fee payable	5,267
Accrued expenses	126,237

Total liabilities	16,273,264

NET ASSETS	$686,618,730

COMPOSITION OF NET ASSETS
Capital stock, at par	$34,030
Additional paid-in capital	509,510,103
Undistributed net investment income	2,251,132
Accumulated net realized gain on investment transactions	32,487,917
Net unrealized appreciation on investments	142,335,548

	$686,618,730

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$231,197,423	11,392,023	$20.29
B	$455,421,307	22,638,000	$20.12

(a)	Includes securities on loan with a value of $13,567,611 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$7,838,855
Affiliated issuers	76,124
Interest	1,411
Securities lending income	145,557
Other income(a)	21,917

8,083,864

EXPENSES
Advisory fee (see Note B)	4,479,547
Distribution fee—Class B	994,309
Transfer agency—Class A	4,870
Transfer agency—Class B	9,654
Custodian	124,658
Printing	108,456
Audit and tax	53,566
Legal	52,476
Administrative	49,399
Directors’ fees	24,561
Miscellaneous	24,283

Total expenses	5,925,779
Less: expenses waived and reimbursed by the Adviser (see Note E)	(19,117)

Net expenses	5,906,662

Net investment income	2,177,202

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	33,828,949
Net change in unrealized appreciation/depreciation of investments	100,194,268

Net gain on investment transactions	134,023,217

NET INCREASE IN NET ASSETS FROM OPERATIONS	$136,200,419

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,177,202	$2,465,450
Net realized gain on investment transactions	33,828,949	35,036,368
Net change in unrealized appreciation/depreciation of investments	100,194,268	(72,068,219)

Net increase (decrease) in net assets from operations	136,200,419	(34,566,401)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,217,914)	(1,618,764)
Class B	(1,419,838)	(2,200,891)
Net realized gain on investment transactions
Class A	(11,442,879)	(32,902,934)
Class B	(23,345,088)	(67,713,766)
CAPITAL STOCK TRANSACTIONS
Net increase	9,581,222	58,207,721

Total increase (decrease)	108,355,922	(80,795,035)
NET ASSETS
Beginning of period	578,262,808	659,057,843

End of period (including undistributed net investment income of $2,251,132 and $2,715,728, respectively)	$686,618,730	$578,262,808

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$667,581,057		$–0	–	$–0	–	$667,581,057
Short-Term Investments	–0	–	19,376,872		–0	–	19,376,872
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	13,941,411		–0	–	–0	–	13,941,411

Total Investments in Securities	681,522,468		19,376,872		–0	–	700,899,340
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$681,522,468		$19,376,872		$–0	–	$700,899,340

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2016, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,399.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $669,757, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$336,901,590		$370,279,940
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$559,657,011

Gross unrealized appreciation	157,942,700
Gross unrealized depreciation	(16,700,371)

Net unrealized appreciation	$141,242,329

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2016.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2016, the Portfolio had securities on loan with a value of $13,567,611 and had received cash collateral which has been invested into AB Government Money Market Portfolio of $13,941,411. The cash collateral will be adjusted on the next business day to maintain the

16

AB Variable Products Series Fund

required collateral amount. The Portfolio earned securities lending income of $145,557, $41,319 and $34,805 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $19,117. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$29,810	$113,560	$143,370	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$116,792	$102,851	$13,941

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	1,402,219	1,054,614	$25,871,037	$21,464,138
Shares issued in reinvestment of dividends and distributions	699,491	1,883,344	12,660,794	34,521,698
Shares redeemed	(1,778,375)	(1,512,726)	(32,173,563)	(30,568,014)

Net increase	323,335	1,425,232	$6,358,268	$25,417,822

Class B
Shares sold	2,989,902	1,448,952	$55,494,983	$28,947,051
Shares issued in reinvestment of dividends and distributions	1,378,894	3,843,577	24,764,927	69,914,657
Shares redeemed	(4,293,372)	(3,259,605)	(77,036,956)	(66,071,809)

Net increase	75,424	2,032,924	$3,222,954	$32,789,899

At December 31, 2016, certain shareholders of the Portfolio owned 69% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$3,624,690	$9,743,708
Net long-term capital gains	33,801,029	94,692,647

Total taxable distributions	$37,425,719	$104,436,355

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,251,134
Undistributed net capital gain	33,581,136
Unrealized appreciation/(depreciation)	141,242,329	(a)

Total accumulated earnings/(deficit)	$177,074,599

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2016, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences due to the redesignation of dividends resulted in a net decrease in undistributed net investment income, and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$17.29		$21.95	$22.89	$17.67	$15.46

Income From Investment Operations
Net investment income (a)	.10	(b)†	.11	.17	.16	.13
Net realized and unrealized gain (loss) on investment transactions	4.09		(1.11)	1.82	6.41	2.72

Net increase (decrease) in net asset value from operations	4.19		(1.00)	1.99	6.57	2.85

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.17)	(.17)	(.13)	(.10)
Distributions from net realized gain on investment transactions	(1.08)		(3.49)	(2.76)	(1.22)	(.54)

Total dividends and distributions	(1.19)		(3.66)	(2.93)	(1.35)	(.64)

Net asset value, end of period	$20.29		$17.29	$21.95	$22.89	$17.67

Total Return
Total investment return based on net asset value (c)	25.09	%†	(5.49)%	9.20%	38.06%*	18.75%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231,197		$191,388	$211,680	$217,146	$156,832
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	.82%		.82%	.82%	.81%	.82%
Expenses, before waivers/reimbursements (d)	.83%		.82%	.82%	.81%	.82%
Net investment income	.53	%(b)†	.56%	.75%	.77%	.75%
Portfolio turnover rate	57%		42%	45%	56%	50%

See footnote summary on page 20.

19

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$17.15		$21.79	$22.74	$17.58	$15.38

Income From Investment Operations
Net investment income (a)	.05	(b)†	.06	.11	.11	.08
Net realized and unrealized gain (loss) on investment transactions	4.06		(1.09)	1.81	6.36	2.71

Net increase (decrease) in net asset value from operations	4.11		(1.03)	1.92	6.47	2.79

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.12)	(.11)	(.09)	(.05)
Distributions from net realized gain on investment transactions	(1.08)		(3.49)	(2.76)	(1.22)	(.54)

Total dividends and distributions	(1.14)		(3.61)	(2.87)	(1.31)	(.59)

Net asset value, end of period	$20.12		$17.15	$21.79	$22.74	$17.58

Total Return
Total investment return based on net asset value (c)	24.79	%†	(5.69)%	8.95%	37.63%*	18.47%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$455,422		$386,875	$447,378	$472,677	$347,784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	1.07%		1.07%	1.07%	1.06%	1.07%
Expenses, before waivers/reimbursements (d)	1.08%		1.07%	1.07%	1.06%	1.07%
Net investment income	.28	%(b)†	.31%	.49%	.51%	.51%
Portfolio turnover rate.	57%		42%	45%	56%	50%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The Portfolio’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to less than .005% for the Portfolio.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.003%	.003%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2013 by 0.01%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Small/Mid Cap Value Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Small/Mid Cap Value Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

21

2016 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2016. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

22

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President James W. MacGregor(2), Vice President Shri Singhvi(2) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Shri Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

27

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

James W. MacGregor 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Shri Singhvi 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abfunds.com, for a free prospectus or SAI.

28

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

29

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of

30

AB Variable Products Series Fund

scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

31

VPS-SMCV-0151-1216

DEC    12.31.16

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	VALUE PORTFOLIO

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2017

The following is an update of AB Variable Products Series Fund—Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2016.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-US issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad US stock market, as represented by the Standard and Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2016.

All share classes of the Portfolio underperformed the benchmark for the annual period. Security selection in the financials, materials and health care sectors drove the underperformance, as did an overweight in consumer discretionary and underweight in financials. However, sector selection, and an underweight to real estate and consumer staples, as well as an overweight in materials, contributed to relative returns.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

US equities delivered double-digit returns for the annual period ended December, 31 2016. Political surprises had a significant impact on both equity and bond markets in the period, and investors viewed the two biggest—Donald Trump’s win in the US presidential election and Britain’s decision to quit the European Union (“Brexit”)—as likely to lead to policy changes with important implications for economic growth, trade and inflation. Markets were also influenced by the price of oil, which waxed and waned along with prospects of an OPEC production cut.

Central banks also played a prominent role. European central banks generally maintained an easing bias through the period, particularly in the aftermath of Brexit, when the Bank of England enacted a rate cut that was both its first in seven years and a new historic low. The US Federal Reserve, in contrast, raised official rates as expected, while telegraphing a faster pace of rate hikes in 2017.

The Portfolio has remained focused on attractively valued opportunities, which are widespread across most industry sectors and regions. The Portfolio’s Senior Investment Management Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at a deep valuation discount.

1

VALUE PORTFOLIO
DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value (“NAV”) Returns
PERIODS ENDED DECEMBER 31, 2016 (unaudited)	1 Year	5 Years*	10 Years*
Value Portfolio Class A†	11.55%	12.80%	3.10%
Value Portfolio Class B†	11.29%	12.53%	2.85%
Russell 1000 Value Index	17.34%	14.80%	5.72%
S&P 500 Index	11.96%	14.66%	6.95%
* Average annual returns.

†    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2016, by 0.02%. Also includes the impact of non-recurring refunds for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the annual period ended December 31, 2016, by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.81% and 1.06% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/06 TO 12/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Value Portfolio Class A shares (from 12/31/06 to 12/31/16) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Value Index, and the broad US stock market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,105.30	$4.71	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.66	$4.52	0.89%

Class B
Actual	$1,000	$1,104.20	$6.03	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.41	$5.79	1.14%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2016 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Wells Fargo & Co.	$3,922,179	4.8%
Bank of America Corp.	3,902,241	4.8
Oracle Corp.	3,220,111	4.0
American International Group, Inc.	3,181,446	3.9
T-Mobile US, Inc.	2,683,647	3.3
Intel Corp.	2,679,083	3.3
Synchrony Financial	2,479,417	3.1
EOG Resources, Inc.	2,433,983	3.0
Schlumberger Ltd.	2,346,318	2.9
L3 Technologies, Inc.	2,235,256	2.7

	$29,083,681	35.8%

SECTOR BREAKDOWN†

December 31, 2016 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$20,052,566	24.7%
Information Technology	12,683,118	15.6
Energy	11,148,181	13.8
Health Care	7,334,157	9.0
Consumer Discretionary	7,131,991	8.8
Industrials	6,868,411	8.5
Utilities	5,832,905	7.2
Telecommunication Services	4,470,630	5.5
Consumer Staples	4,137,213	5.1
Materials	1,465,835	1.8

Total Investments	$81,125,007	100.0%

*	Long-term investments.

†	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2016	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.9%

FINANCIALS–24.7%
BANKS–11.1%
Bank of America Corp.	176,572	$3,902,241
Comerica, Inc.	17,981	1,224,686
Wells Fargo & Co.	71,170	3,922,179

		9,049,106

CONSUMER FINANCE–5.5%
Capital One Financial Corp.	15,569	1,358,240
OneMain Holdings, Inc.(a)	27,880	617,263
Synchrony Financial	68,360	2,479,417

		4,454,920

INSURANCE–8.1%
Allstate Corp.(The)	14,041	1,040,719
American International Group, Inc.	48,713	3,181,446
First American Financial Corp.	17,990	658,973
FNF Group	49,099	1,667,402

		6,548,540

		20,052,566

INFORMATION TECHNOLOGY–15.6%
COMMUNICATIONS EQUIPMENT–1.9%
Nokia Oyj (Sponsored ADR)–Class A	314,679	1,513,606

IT SERVICES–2.8%
Booz Allen Hamilton Holding Corp.	27,017	974,503
Xerox Corp.	151,448	1,322,141

		2,296,644

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.3%
Intel Corp.	73,865	2,679,083

SOFTWARE–4.0%
Oracle Corp.	83,748	3,220,111

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.6%
Hewlett Packard Enterprise Co.	52,715	1,219,825
HP, Inc.	90,948	1,349,668
NCR Corp.(a)	9,965	404,181

		2,973,674

		12,683,118

ENERGY–13.7%
ENERGY EQUIPMENT & SERVICES–5.0%
Helmerich & Payne, Inc.	22,692	1,756,361
Schlumberger Ltd.	27,949	2,346,318

		4,102,679

OIL, GAS & CONSUMABLE FUELS–8.7%
Canadian Natural Resources Ltd.	37,202	$1,186,000
Devon Energy Corp.	31,002	1,415,861
EOG Resources, Inc.	24,075	2,433,983
Hess Corp.	26,587	1,656,104
Southwestern Energy Co.(a)	32,676	353,554

		7,045,502

		11,148,181

HEALTH CARE–9.0%
BIOTECHNOLOGY–1.2%
Gilead Sciences, Inc.	14,095	1,009,343

HEALTH CARE PROVIDERS & SERVICES–5.5%
Aetna, Inc.	10,548	1,308,058
Cigna Corp.	13,757	1,835,046
McKesson Corp.	9,573	1,344,528

		4,487,632

PHARMACEUTICALS–2.3%
Pfizer, Inc.	25,828	838,893
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	27,539	998,289

		1,837,182

		7,334,157

CONSUMER DISCRETIONARY–8.8%
AUTO COMPONENTS–3.7%
Lear Corp.	10,469	1,385,782
Magna International, Inc. (New York)–Class A	37,610	1,632,274

		3,018,056

MEDIA–2.3%
Comcast Corp.–Class A	20,844	1,439,278
Regal Entertainment Group–Class A	18,437	379,802

		1,819,080

MULTILINE RETAIL–2.0%
Dollar General Corp.	21,926	1,624,059

SPECIALTY RETAIL–0.8%
Burlington Stores, Inc.(a)	7,915	670,796

		7,131,991

INDUSTRIALS–8.5%
AEROSPACE & DEFENSE–2.8%
L3 Technologies, Inc.	14,695	2,235,256

AIRLINES–2.6%
Delta Air Lines, Inc.	43,470	2,138,289

ELECTRICAL EQUIPMENT–2.1%
Eaton Corp. PLC	25,407	1,704,556

MACHINERY–1.0%
Oshkosh Corp.	12,232	790,310

		6,868,411

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–7.2%
ELECTRIC UTILITIES–5.8%
American Electric Power Co., Inc.	17,699	$1,114,329
Edison International	25,194	1,813,716
Exelon Corp.	28,450	1,009,691
Portland General Electric Co.	17,774	770,147

		4,707,883

MULTI-UTILITIES–1.4%
NiSource, Inc.	50,814	1,125,022

		5,832,905

TELECOMMUNICATION SERVICES–5.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.2%
AT&T, Inc.	42,017	1,786,983

WIRELESS TELECOMMUNICATION SERVICES–3.3%
T-Mobile US, Inc.(a)	46,664	2,683,647

		4,470,630

CONSUMER STAPLES–5.1%
FOOD & STAPLES RETAILING–2.6%
Kroger Co.(The)	62,285	2,149,455

TOBACCO–2.5%
Altria Group, Inc.	29,396	1,987,758

		4,137,213

MATERIALS–1.8%
CHEMICALS–1.8%
CF Industries Holdings, Inc.	46,564	1,465,835

TOTAL INVESTMENTS–99.9% (cost $70,807,244)		81,125,007
Other assets less liabilities–0.1%		83,567

NET ASSETS–100.0%		$81,208,574

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2016	AB Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $70,807,244)	$81,125,007
Receivable for investment securities sold	457,952
Dividends and interest receivable	103,705
Receivable for capital stock sold	1,161
Due from custodian	13,462

Total assets	81,701,287

LIABILITIES
Due to custodian	227,638
Payable for capital stock redeemed	99,132
Audit and tax fee payable	40,953
Advisory fee payable	38,454
Printing fee payable	27,391
Distribution fee payable	17,187
Administrative fee payable	13,055
Transfer Agent fee payable	5,267
Accrued expenses	23,636

Total liabilities	492,713

NET ASSETS	$81,208,574

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,286
Additional paid-in capital	78,799,885
Undistributed net investment income	853,472
Accumulated net realized loss on investment and foreign currency transactions	(8,767,832)
Net unrealized appreciation on investments	10,317,763

$81,208,574

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,462,537	94,522	$15.47
B	$79,746,037	5,191,045	$15.36

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2016	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,025)	$1,741,997
Affiliated issuers	3,021
Interest	30
Securities lending income	7,604
Other income(a)	13,462

1,766,114

EXPENSES
Advisory fee (see Note B)	443,349
Distribution fee—Class B	197,998
Transfer agency—Class A	212
Transfer agency—Class B	11,700
Custodian	68,994
Administrative	49,399
Audit and tax	42,533
Legal	33,461
Printing	32,832
Directors’ fees	24,561
Miscellaneous	6,859

Total expenses	911,898
Less: expenses waived and reimbursed by the Adviser (see Note E)	(904)

Net expenses	910,994

Net investment income	855,120

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	2,281,421
Net change in unrealized appreciation/depreciation of investments	5,303,897

Net gain on investment transactions	7,585,318

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,440,438

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$855,120	$1,152,200
Net realized gain on investment and foreign currency transactions	2,281,421	13,865,442
Net change in unrealized appreciation/depreciation of investments	5,303,897	(21,949,500)

Net increase (decrease) in net assets from operations	8,440,438	(6,931,858)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(26,317)	(37,660)
Class B	(1,126,104)	(1,820,494)
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,516,691)	(18,965,534)

Total decrease	(5,228,674)	(27,755,546)
NET ASSETS
Beginning of period	86,437,248	114,192,794

End of period (including undistributed net investment income of $853,472 and $1,150,773, respectively)	$81,208,574	$86,437,248

See notes to financial statements.

10

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2016	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers sixteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2016:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$81,125,007		$–0	–	$–0	–	$81,125,007

Total Investments in Securities	81,125,007		–0	–	–0	–	81,125,007
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total(c)	$81,125,007		$–0	–	$–0	–	$81,125,007

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and

12

AB Variable Products Series Fund

other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2016, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2016, the reimbursement for such services amounted to $49,399.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,131 for the year ended December 31, 2016.

Brokerage commissions paid on investment transactions for the year ended December 31, 2016 amounted to $79,651, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$54,959,742		$67,694,475
U.S. government securities	–0	–	–0	–

14

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$71,240,842

Gross unrealized appreciation	$12,864,269
Gross unrealized depreciation	(2,980,104)

Net unrealized appreciation	$9,884,165

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2016.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. Prior to June 24, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of December 31, 2016, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $7,604, $1,364 and $1,657 from the borrowers, AB Government Exchange Reserves and AB Government Money Market Portfolio, respectively, for the year ended December 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Portfolio in the AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2016, such waiver amounted to $904. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AB Variable Products Series Fund

be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AB Government Exchange Reserves for the period January 1, 2016 to June 23, 2016 is as follows:

Market Value 12/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/23/16 (000)
$1,078	$9,904	$10,982	$0

A summary of the Portfolio’s transactions in shares of AB Government Money Market Portfolio for the period June 24, 2016 to December 31, 2016 is as follows:

Market Value 6/24/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/16 (000)
$0	$10,500	$10,500	$0

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	20,996	2,688	$289,276	$40,938
Shares issued in reinvestment of dividends	1,819	2,493	26,317	37,660
Shares redeemed	(25,654)	(40,110)	(367,008)	(608,137)

Net decrease	(2,839)	(34,929)	$(51,415)	$(529,539)

Class B
Shares sold	204,676	265,248	$2,867,293	$3,935,955
Shares issued in reinvestment of dividends	78,310	121,285	1,126,104	1,820,494
Shares redeemed	(1,169,102)	(1,605,506)	(16,458,673)	(24,192,444)

Net decrease	(886,116)	(1,218,973)	$(12,465,276)	$(18,435,995)

At December 31, 2016, certain shareholders of the Portfolio owned 77% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

16

AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2016.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$1,152,421	$1,858,154

Total taxable distributions paid	$1,152,421	$1,858,154

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$853,472
Accumulated capital and other losses	(8,334,234	)(a)
Unrealized appreciation/(depreciation)	9,884,165	(b)

Total accumulated earnings/(deficit)	$2,403,403

(a)	On December 31, 2016, the Portfolio had a net capital loss carryforward of $8,334,234. During the fiscal year, the Portfolio utilized $1,062,621 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2016, the Portfolio had a net capital loss carryforward of $8,334,234 which will expire in 2017.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE J: Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$14.11		$15.50	$14.22	$10.63	$9.37

Income From Investment Operations
Net investment income (a)	.19	(b)†	.21	.26	.19	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.42		(1.26)	1.31	3.70	1.26

Net increase (decrease) in net asset value from operations	1.61		(1.05)	1.57	3.89	1.46

Less: Dividends
Dividends from net investment income	(.25)		(.34)	(.29)	(.30)	(.20)

Net asset value, end of period	$15.47		$14.11	$15.50	$14.22	$10.63

Total Return
Total investment return based on net asset value (c)	11.55	%*†	(6.95)%*	11.10%*	36.85%*	15.73%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,463		$1,373	$2,050	$2,205	$1,533
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	.88%		.81%	.79%	.73%	.72%
Expenses, before waivers/reimbursements (d)	.89%		.81%	.79%	.73%	.72%
Net investment income	1.30	%(b)†	1.38%	1.74%	1.51%	1.98%
Portfolio turnover rate	68%		83%	42%	44%	40%

See footnote summary on page 19.

18

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$14.00		$15.37	$14.10	$10.54	$9.28

Income From Investment Operations
Net investment income (a)	.15	(b)†	.17	.22	.16	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.42		(1.25)	1.29	3.66	1.26

Net increase (decrease) in net asset value from operations	1.57		(1.08)	1.51	3.82	1.43

Less: Dividends
Dividends from net investment income	(.21)		(.29)	(.24)	(.26)	(.17)

Net asset value, end of period	$15.36		$14.00	$15.37	$14.10	$10.54

Total Return
Total investment return based on net asset value (c)	11.29	%*†	(7.17)%*	10.77%*	36.49%*	15.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,746		$85,064	$112,143	$132,271	$157,920
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	1.13%		1.06%	1.04%	.98%	.97%
Expenses, before waivers/reimbursements (d)	1.14%		1.06%	1.04%	.98%	.97%
Net investment income	1.06	%(b)†	1.14%	1.51%	1.28%	1.72%
Portfolio turnover rate	68%		83%	42%	44%	40%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The Portfolio’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended December 31, 2016, such waiver amounted to less than .005% for the Portfolio.

†	For the year ended December 31, 2016 the amount includes a non-recurring refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	0.02%	0.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by 0.02%, 0.17%, 0.04% and 0.07%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Board of Directors and Shareholders of AB Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Value Portfolio (the “Fund”), one of the series constituting AB Variable Products Series Fund, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Value Portfolio, one of the series constituting AB Variable Products Series Fund, Inc., at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2017

20

2016 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2016. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Cem Inal(2), Vice President Joseph G. Paul(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Cem Inal and Mr. Joseph G. Paul are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	106	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	106	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 75 (1992)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001–2008.	106	None

23

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	106	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (1990)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	106	None

D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	106	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	106	None

Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	106	None

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	106	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	106	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

26

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Cem Inal 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

27

VALUE PORTFOLIO
CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Value Portfolio (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

28

AB Variable Products Series Fund

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

29

CONTINUANCE DISCLOSURE
(continued)	AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

30

VPS-VAL-0151-1216

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) —  (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit-Related
		Audit Fees	Fees	Tax Fees
AB Balanced Wealth Strategy Portfolio	2015	70,134	—	21,573
	2016	72,197	—	32,868
AB Global Thematic Growth Portfolio	2015	40,728	—	10,118
	2016	41,926	—	21,746
AB Growth Portfolio	2015	30,507	—	8,702
	2016	31,404	—	9,796
AB Growth & Income Portfolio	2015	30,507	—	10,332
	2016	31,404	—	10,520
AB Intermediate Bond Portfolio	2015	66,045	—	10,711
	2016	67,988	—	10,871
AB International Growth Portfolio	2015	40,728	—	13,138
	2016	41,926	—	29,222
AB International Value Portfolio	2015	40,728	—	30,422
	2016	41,926	—	28,088
AB Large Cap Growth Portfolio	2015	30,507	—	8,711
	2016	31,404	—	8,723
AB Real Estate Investment Portfolio	2015	34,595	—	18,023
	2016	35,613	—	18,325
AB Small Cap Growth Portfolio	2015	30,507	—	8,622
	2016	31,404	—	8,669
AB Small/Mid Cap Value Portfolio	2015	34,595	—	12,883
	2016	35,613	—	16,559
AB Value Portfolio	2015	30,507	—	9,614
	2016	31,404	—	9,735
AB Dynamic Asset Allocation Portfolio	2015	82,714	—	25,283
	2016	85,147	—	24,683
AB Global Bond Portfolio	2015	26,250	—	—
	2016	36,029	—	7,836
AB Multi-Manager Alternative Strategies Portfolio	2015	13,450	—	—
	2016	21,415	—	6,132
AB Global Risk Allocation-Moderate Portfolio	2015	26,250	—	—
	2016	36,029	—	8,573

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee(Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2015	$436,818	21,573
			—
			(21,573)
	2016	$439,318	32,868
			—
			(32,868)
AB Global Thematic Growth Portfolio	2015	$425,363	10,118
			—
			(10,118)
	2016	$428,196	21,746
			—
			(21,746)
AB Growth Portfolio	2015	$423,947	8,702
			—
			(8,702)
	2016	$416,246	9,796
			—
			(9,796)
AB Growth & Income Portfolio	2015	$425,577	10,332
			—
			(10,332)
	2016	$416,970	10,520
			—
			(10,520)
AB Intermediate Bond Portfolio	2015	$425,956	10,711
			—
			(10,711)
	2016	$417,321	10,871
			—
			(10,871)
AB International Growth Portfolio	2015	$402,107	13,138
			—
			(13,138)
	2016	$435,672	29,222
			—
			(29,222)
AB International Value Portfolio	2015	$445,667	30,422
			—
			(30,422)
	2016	$434,538	28,088
			—
			(28,088)
AB Large Cap Growth Portfolio	2015	$423,956	8,711
			—
			(8,711)
	2016	$415,173	8,723
			—
			(8,723)
AB Real Estate Investment Portfolio	2015	$433,268	18,023
			—
			(18,023)
	2016	$424,775	18,325
			—
			(18,325)
AB Small Cap Growth Portfolio	2015	$423,867	8,622
			—
			(8,622)
	2016	$415,119	8,669
			—
			(8,669)
AB Small/Mid Cap Value Portfolio	2015	$428,128	12,883
			—
			(12,883)
	2016	$423,009	16,559
			—
			(16,559)
AB Value Portfolio	2015	$424,859	9,614
			—
			(9,614)
	2016	$416,185	9,735
			—
			(9,735)
AB Dynamic Asset Allocation Portfolio	2015	$440,528	25,283
			—
			(25,283)
	2016	$431,133	24,683
			—
			(24,683)
AB Global Bond Portfolio	2015	$415,245	—
			—
			—
	2016	$414,286	7,836
			—
			(7,836)
AB Multi-Manager Alternative Strategies Portfolio	2015	$415,245	—
			—
			—
	2016	$412,582	6,132
			—
			(6,132)
AB Global Risk Allocation-Moderate Portfolio	2015	$415,245	—
			—
			—
	2016	$415,023	8,573
			—
			(8,573)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 14, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 14, 2017